                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number  811-06654
                                                    ---------------

                               BNY Hamilton Funds
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 90 Park Avenue
                                New York NY 10016
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Kevin Bannon
                               BNY Hamilton Funds
                                 One Wall Street
                               New York, NY 10286
                   -------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code:  1-800-426-9363
                                                          ------------------

                   Date of fiscal year end: December 31, 2003
                                           ------------------

                     Date of reporting period: June 30, 2003
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

                                   [LOGO] BNY

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2003

                             [LOGO] Hamilton Funds


                        ADVISED BY THE BANK OF NEW YORK


   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   ENHANCED INCOME FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton Funds for the six months ended June 30, 2003. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance during the first half of the year, and the strategies they are pursuing in an attempt to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

In the early months of 2003, the overall tone of the economy and the markets was lackluster. While the economy did not show signs of slipping back into recession, neither did it appear to be heading for a solid recovery. Complicating the situation on the domestic front was the threat of war with Iraq. As it became increasingly clear that the U.S. was headed for battle, uncertainty about the war's ultimate outcome and impact cut into consumer confidence, corporate spending and hiring, and investor sentiment. The equity markets were constrained for most of the year's first quarter, with more defensive stocks generally outperforming more economically sensitive names.

In the second quarter, however, a number of factors helped to buoy the markets and suggested that better days may be ahead for the economy. When first-quarter corporate earnings were reported, in many cases they exceeded market expectations. In addition, the primary military action in Iraq came to a swift and successful conclusion. With the war receding somewhat from the headlines, investors began to refocus their attention on the prospects for an economic rebound.

Overall, economic indicators were mixed, particularly with respect to employment data. Investors' hopes for recovery nonetheless remained high, helping to drive the equity markets firmly upward. All major sectors of the equity markets produced positive returns for the six months, though the strongest performers were riskier, lower-quality stocks, including those in the Technology and Telecommunications sectors. Small-cap stocks generally outperformed large-cap issues. With investors' appetite for risk rising, stocks in the growth investment style outperformed more defensive value-oriented names. For the first six months of 2003, the S&P 500(R) Index of large-capitalization U.S. stocks returned 11.77%.

The slow economic recovery continued to be driven by consumer spending, with corporate capital expenditures remaining quite sluggish. Continued low interest rates led even more individuals to refinance their homes, freeing up more money for other purchases. In addition, new tax legislation put in place in May promised to provide further fiscal stimulus to consumer spending.

Occasionally there were signs that business spending might come back to life, but the significant uncertainties in the year's first quarter--followed by mixed economic data in the second--helped to keep a tight lid on new capital expenditures and new hiring activity. Opinions varied as to how soon companies would need to begin to spend in order to update technology, with some observers believing significant new spending was imminent, while others believed there was still considerable overcapacity to be worked through before any major spending initiatives would begin in earnest.

International markets largely took their cue from the U.S. At the beginning of the year, concerns about Iraq and other geopolitical tensions, along with disappointing economic news, led to stock-market declines in many global markets, particularly in core European markets such as Germany and France. The European Central Bank did seek to stimulate the region's economy by cutting interest rates.

Again following the lead of the U.S., the global markets began to turn around near the end of the first quarter. The coalition success in Iraq, along with further interest-rate cuts, helped to increase investor confidence in a global economic recovery. This helped global stock markets to deliver a strong second-quarter performance, and to end the first half of the year in positive territory.

The U.S. dollar continued to lose value in foreign exchange terms, with the Euro's gains being particularly strong. This depreciation of the dollar significantly enhanced the returns experienced by U.S.-based individuals investing abroad. Japan was an exception to this currency trend, as the Yen actually depreciated slightly against the dollar. For the first half of the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned 9.85%.

With respect to the fixed-income markets, the largest single trend was the continuation of the Federal Reserve's aggressive efforts to stimulate the economy and stave off the threat of deflation. The Federal Reserve held the federal funds target rate at 1.25% for most of the six months, though it did issue statements outlining its deflation concerns. Then, at its June meeting, the Federal Reserve cut the target rate by one-fourth of a percentage point, bringing the rate to a 50-year low of 1.00%.

In this environment, all major fixed-income sectors posted positive returns. As in the equity markets, investors gained confidence in the prospects for the economy, with an accompanying increase in their tolerance for risk. This caused bonds in the "spread" sectors--that is, mortgage-backed, asset-backed, and corporate bonds--to outperform Treasury securities.

Corporate bonds benefited strongly from this trend. In another parallel with the stock market, lower-quality corporate bonds outperformed higher-rated issues, with high-yield corporate bonds being the strongest-performing asset class, outpacing stocks for the six-month period. Even within that sector, bonds at the lower rungs of the credit-quality ladder outperformed those in the higher non-investment-grade tiers.

Consistent signs of economic renewal still have yet to take hold, but in our view there are many reasons for optimism with respect to key economic trends. Although work remains to be done in Iraq, and perhaps elsewhere in the world, it appears that a major area of uncertainty has been removed from the landscape. This has helped to keep the consumer confident and active, spending at levels sufficient to drive at least modest economic growth. The outlook for continued low interest rates suggests that the low mortgage rates that have helped to support this spending will persist for the foreseeable future.

Corporate earnings in a variety of sectors are showing signs of meaningful improvement. The question of just when corporations will be willing to commit significant dollars to new capital expenditures remains unanswered. While overcapacity may remain an issue in some sectors, in others the desire to take advantage of improved technologies--and replace worn-out or obsolete equipment--may emerge more quickly. The prospects for further gains in corporate profits suggest that a pick-up in capital spending--and in hiring as well--will ultimately materialize. We believe these developments are the critical underpinnings that could turn the current economic recovery into a self-sustaining economic expansion.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers.............................................. Page   5

BNY Hamilton Money Fund
 Schedule of Investments.........................................       13
 Statement of Assets and Liabilities.............................       19
 Statement of Operations.........................................       19
 Statements of Changes in Net Assets.............................       20
 Financial Highlights............................................       21

BNY Hamilton Treasury Money Fund
 Schedule of Investments.........................................       24
 Statement of Assets and Liabilities.............................       26
 Statement of Operations.........................................       26
 Statements of Changes in Net Assets.............................       27
 Financial Highlights............................................       28

BNY Hamilton New York Tax-Exempt Money Fund
 Schedule of Investments......................................... Page  31
 Statement of Assets and Liabilities.............................       39
 Statement of Operations.........................................       39
 Statements of Changes in Net Assets.............................       40
 Financial Highlights............................................       41

BNY Hamilton Enhanced Income Fund
 Schedule of Investments.........................................       44
 Statement of Assets and Liabilities.............................       50
 Statement of Operations.........................................       50
 Statements of Changes in Net Assets.............................       51
 Financial Highlights............................................       52

Notes to Financial Statements....................................       54
Directors and Officers...........................................       62

BNY Hamilton Money Fund*


An Interview with Richard Klingman, Vice President and Portfolio Manager

Q: What factors influenced the money markets during the first half of 2003?
A: The inability of the economy to show sustained signs of a recovery led the Federal Reserve to keep interest rates low for the six months--and then to lower rates in late June. This quarter-percentage-point reduction brought the federal funds target rate to 1.00%, and marked the 13th cut over the current easing cycle. In aggregate, the Fed's aggressive easing campaign has reduced the federal funds target rate 5.50 percentage points, from 6.50% at the start to 1.00% now. The money market environment reflected this decline, with one-year CD rates slipping from 1.45% in January to 1.15% by the end of June.

Q: Given this context, how did the Fund perform?
A: Hamilton Shares of the Fund posted a total return of 0.55%, Premier Shares returned 0.43%, and Classic Shares/1/ returned 0.30% for the six months ended June 30, 2003. The seven-day and the 30 day current yields as of June 30, 2003 were 0.96% and 1.03%, respectively, for Hamilton Shares, 0.71% and 0.78% for Premier Shares, and 0.46% and 0.53% for Classic Shares./2/

   As of June 30, 2003, the Fund had a total asset size of more than $6.5 billion.

Q: What accounted for the Fund's performance during this period? /3/
A: The Fund seeks to achieve a competitive yield with a bias toward safety and liquidity. To pursue this goal, we invest in a diversified selection of securities from the short-term portion of the yield curve, while at the same time providing a significant overnight base of liquidity and a steady steam of maturities.

   We are very strongly focused on the quality of our investments in the portfolio. Because of its high-quality structure, the Fund has earned both a rating of AAAm from Standard & Poor's Corporation and a rating of Aaa from Moody's Investor Services. These ratings indicate that the Fund offers a high level of safety, and that it has superior capacity to maintain its $1.00 net asset value per share, though there is no guarantee that it will do so.

Q: How was the Fund weighted? /3/
A: The Fund remained broadly diversified, with exposure to a variety of fixed- and variable-rate money market securities. These included commercial paper (which accounted for 33% of assets), bank time deposits and CDs (30% of assets), repurchase agreements (19%), U.S. government and agency securities (15%), and corporate debt (3%). As of June 30, 2003, the Fund's weighted average maturity was 51 days.

Q: What is your strategic outlook for the remainder of 2003?
A: The economy has shown some signs of growth. Nonetheless, Federal Reserve
   Chairman Alan Greenspan has expressed concern about the possibility of deflation, and has stated that he is willing to reduce rates even further if necessary. We therefore believe short-term interest rates may remain relatively low until evidence of a possible sustained economic recovery becomes clearer. This may mean rates will stay low for an extended period of time.

* An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
2  Yields will fluctuate with changes in market conditions.
3  Portfolio composition and ratings are subject to change.

BNY Hamilton Treasury Money Fund*

An Interview with Richard Klingman, Vice President and Portfolio Manager

Q: What factors influenced Treasury securities during the first half of 2003?
A: The yields on short-term U.S. Treasury securities continued a steady decline as the Federal Reserve maintained an aggressive easing stance in an effort to stimulate the economy. The quick resolution to the primary Iraq war effort boosted investor confidence, but it soon became apparent that it would not provide the anticipated economic bounce. That contributed to the Federal Reserve's decision to reduce rates by one-fourth of a percentage point in late June. The yield on the three-month U.S. Treasury Bill moved from 1.20% on December 31, 2002 to 0.85% by June 30, 2003, while the yield on the six-month U.S. Treasury Bill fell from 1.21% to 0.97% over the same period.

Q: Given this context, how did the Fund perform?
A: Hamilton Shares of the Fund posted a total return of 0.52%, Premier Shares returned 0.40%, and Classic Shares/1/ returned 0.27% for the six-month period ended June 30, 2003. The seven-day and 30 day current yields as of ended June 30, 2003 were 0.84% and 0.94%, respectively, for Hamilton Shares, 0.59% and 0.69% for Premier Shares, and 0.34% and 0.44% for Classic Shares./2/

   As of June 30, 2003, the Fund's total asset size was approximately $2.09 billion.

Q: What are your goals in managing the Fund?
A: The BNY Hamilton Treasury Money Fund is designed to provide the potential for high current income while preserving investors' capital and maintaining a very high level of liquidity. To pursue this goal, the Fund invests solely in securities issued by the U.S. Treasury, or collateralized by U.S. Treasury obligations.

   Our emphasis on quality has earned the Fund a rating of AAAm from Standard & Poor's Corporation and a rating of Aaa from Moody's Investor Services. These ratings reflect the Fund's excellent safety and its superior capacity to maintain its $1.00 net asset value per share, though there is no guarantee that it will do so.

Q: How was the Fund weighted? /3/
A: The Fund maintained its emphasis on liquidity, with overnight U.S.
   Treasury-backed repurchase agreements representing 50% of Fund assets. U.S. Treasury Bills accounted for 38% of assets, with U.S. Treasury Notes representing the remaining 12%.

   As of June 30, 2003, the Fund's weighted average maturity was 53 days.

Q: What is your strategic outlook for the remainder of 2003?
A: The economy has shown some signs of growth. Nonetheless, Federal Reserve
   Chairman Alan Greenspan has expressed concern about the possibility of deflation, and has stated that he is willing to reduce rates even further if necessary. We therefore believe short-term interest rates may remain relatively low until evidence of a possible sustained economic recovery becomes clearer. This may mean rates will stay low for an extended period of time.

* An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
2  Yields will fluctuate with changes in market conditions.
3  Portfolio composition and ratings are subject to change.

BNY Hamilton N.Y. Tax-Exempt Money Fund*

An Interview with Frank Monasterio, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for short-term New York municipals during the first half of 2003?
A: In the early months of 2003, expectations for improved performance were guarded, due primarily to our nation's impending war with Iraq and the potential threat posed by North Korea. However, we continued to be hopeful that the U.S. economy would emerge from its downturn.

   In the second quarter, the major questions regarding the war with Iraq were answered to a great extent. At that point, the focus shifted more toward the potential for improvement in the domestic economy. Although the Federal Reserve left interest rates unchanged at its May meeting, Federal Reserve Chairman Alan Greenspan clearly indicated that deflation, rather than inflation, posed a greater risk to the economy. The Federal Reserve in effect talked down interest rates. Money market rates began to decline in June, in anticipation of further interest-rate cuts at the Federal Reserve's late June meeting. Although many investors anticipated a cut of half a percentage point, the Federal Reserve decided to cut rates by a quarter of a percentage point to 1.0%, a 50-year low.

Q: Given this context, how did the Fund perform?
A: For the six month period ended June 30, 2003, Hamilton Shares of the Fund posted a total return of 0.41%, Premier Shares returned 0.28%, and Classic Shares returned 0.16%./1/ The Fund's seven-day current and 30-day effective yields as of June 30 were 0.69% and 0.75%, respectively, for the Hamilton Shares, 0.44% and 0.50% for the Premier Shares, and 0.20% and 0.25% for the Classic Shares/2/.

   As of June 30, 2003, the Fund's total asset size was approximately $187.6 million.

Q: What strategies accounted for the Fund's performance during this period?
A: The basic strategy of seeking value with each purchase accounted for the Fund's good performance relative to its peer group. We were successful, for the most part, in maintaining an average maturity between 25 and 30 days throughout the period, without sacrificing quality or liquidity.

Q: How did the portfolio's composition change over the first half of the year? /3/
A: The weighted average maturity of the portfolio declined from 30 days at the beginning of the year to 24 days as of June 30 due to two factors: (1) an absence of available issues that fit the Fund's quality guidelines, and (2) a substantial increase in the Fund's assets over this period.

Q: What is your outlook for the remainder of 2003?
A: It is clear that the economic recovery will take time to develop. With the current low inflation environment, we anticipate we may see some degree of economic recovery later this year. The Federal Reserve does not appear likely to act to change interest rates in either direction in the near term. Consequently, we anticipate stable, low yields for the remainder of the year.



* An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's income may be subject to certain state and local taxes and depending on your tax status, the federal alternate minimum tax. The geographical concentration of portfolio holdings in this Fund may involve increased risk.
1 Total return figures include changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
2  Yields will fluctuate with changes in market conditions.
3  Portfolio holdings are subject to change.

BNY Hamilton Enhanced Income Fund*

An Interview with Thomas Bosh, Vice President and Portfolio Manager

Q: What factors influenced the short-term bond market during the first half of
   2003?
A: As we entered 2003, the economy remained weak, with concerns over the emerging conflict in the Middle East and the possibility of deflation gripping the market. Over this same time period, the Federal Reserve moved from a neutral stance to an easing bias. In the second quarter, signs of economic improvement were still elusive, though many corporate earnings reports came in ahead of expectations.

   At its June meeting, the Federal Reserve lowered the federal funds target rate to 1.00% from 1.25%. Consequently, interest rates across the yield curve fell to historical lows and the difference between overnight and five-year yields flattened. As investors reached for yield in their portfolios, the spread, or difference in yield, between Treasurys and corporate bonds narrowed significantly.

Q: Given this context, how did the Fund perform?
A: For the six months ended June 30, 2003, the Fund posted a total return of 1.53% for Institutional Class Shares and 1.41% for Investor Class Shares./1/ As of June 30, 2003, the Fund had a 30-day effective yield of 1.88%, and a daily yield of 1.85% for Institutional Shares, and a 30-day yield of 1.64% and a daily yield of 1.62% for Investor Shares./2/ For the same period, the three-month LIBOR provided a total return of 0.71%, a 30-day effective yield of 1.13%, and a daily yield of 1.12%./3/

Q: What factors accounted for the Fund's performance during the period?
A: The Fund's goal is to provide a steady stream of income that is higher than an investor could get from a money market fund, while still emphasizing a low degree of share-price volatility. To this end, we have kept the Fund's duration--a measure of interest-rate sensitivity--between nine months and one year. This is toward the longer end of the Fund's possible duration range of three to 13 months. Positioning the Fund in this way allowed us to take advantage of the higher yields available just outside of the money market maturity range.

   We also sought to add securities to the portfolio that offer good yields relative to the LIBOR Index. The higher level of income these issues paid enhanced the Fund's total return.

   Assets in the Fund grew significantly, increasing the size of the Fund by 50% since December 31, 2002. As of June 30, 2003 the Fund had total assets of $328 million.

Q: Which of the Fund's holdings were the strongest performers?/2/
A: During the past six months, the Fund's holdings among Treasury securities provided the greatest degree of price appreciation, while our asset-backed securities contributed the most to the income component of the Fund's return.

Q: How did the Fund's composition change over the period?
A: While the Fund grew considerably over the six months, the overall profile of its holdings did not change significantly. We maintained a mix of approximately 20% in Treasury securities, 30% in government agency securities, 25% in asset-backed securities, and 25% in money market securities. As of June 30, 2003 the Fund's duration stood at 11.5 months.

Q: What is your strategic outlook going forward?
A: To this point, the economy has generated signs of only modest growth.
   Looking ahead, the tax stimulus recently put in place, as well as the Federal Reserve's commitment to its highly accommodative stance on interest rates, may provide some impetus for additional activity.

   At this point, prices of fixed income securities reflect an assumption that short-term interest rates will remain stable for a long period of time, and that the yield curve will retain a positive slope (that is, longer-maturity issues will offer higher yields than shorter-term securities). We have positioned the portfolio's asset allocation and duration in a effort to benefit in this environment.


                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON ENHANCED INCOME FUND
(INSTITUTIONAL SHARES)             0.15%   0.49%    1.53%    2.72%      N/A        N/A       2.71%
-----------------------------------------------------------------------------------------------------
3-MONTH LIBOR CONSTANT MATURITY    0.13%   0.35%    0.71%    1.70%     3.59%      4.51%      2.04%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


* BNY Hamilton Enhanced Income Fund is not a money market fund. BNY Hamilton Enhanced Income Fund purchases short-term investments with longer maturities and higher yields than are included in money market funds. As a result, the Fund's share price may fluctuate and when redeemed, may be worth more or less than the original investment.
1 Total return figures include changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
2 Portfolio composition, average maturity schedule, average duration, and largest holdings subject to change.
3 The 3 month Libor (London InterBank Offered Rate) index is based on the assumed purchase of a synthetic investment having 3 months to maturity and with a coupon equal to the closing quote for 3-month Libor. That issue is sold the following day (priced at a yield equal to the current day closing 3-month Libor rate) and is rolled into a new 3-month investment. The index therefore will always have a constant maturity equal exactly to 3 months. An investor cannot invest directly into an index.

         BNY Hamilton Money Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

 Principal
  Amount                                Value
------------                        --------------
             Commercial Paper--33.0%
             Asset Backed Securities--13.6%
$ 60,000,000 Amstel Funding Corp.
             1.23%, 7/25/03........ $   59,950,800
  76,711,000 Barton Capital
             0.97%-1.05%, 7/14/03..     76,682,686
  60,000,000 Cafco
             1.20%, 9/08/03........     59,862,000
  60,000,000 CIESCO
             1.23%, 7/18/03........     59,964,583
  35,000,000 Compass Securitization
             LLC
             0.98%, 7/23/03........     34,979,039
  50,000,000 Eureka Securitization
             1.20%, 8/22/03........     49,913,333
  30,011,000 Fairway Finance Corp.
             1.07%, 7/07/03........     30,005,648
  44,068,000 Giro Funding Corp.
             0.98%, 9/15/03........     43,976,828
  60,000,000 Govco, Inc.
             1.23%, 8/15/03........     59,907,750
  50,000,000 GreyHawk Funding LLC
             1.26%, 7/02/03........     49,998,250
  30,000,000 Moat Funding LLC
             1.24%, 7/18/03........     29,982,433
  40,000,000 Moriarty LTD
             1.23%, 7/01/03........     40,000,000
  60,000,000 Nieuw Amsterdam
             Receivables Corp.
             0.98%, 7/28/03........     59,955,900
  60,000,000 Sheffield Receivables
             Corp.
             1.08%, 7/16/03........     59,973,000
  50,000,000 Sigma Finance, Inc.
             1.27%, 9/05/03 FRN....     49,998,624

 Principal
  Amount                                     Value
------------                             --------------
             Commercial Paper (Continued)
$ 50,046,000 Starfish Global Funding LLC
             1.03%, 7/24/03............. $   50,013,067
  40,000,000 Victory Receivables Corp.
             1.12%, 7/15/03.............     39,982,578
  40,000,000 Yorktown Capital LLC
             1.21%, 7/10/03.............     39,987,900
                                         --------------
                                            895,134,419
                                         --------------
             Chemicals--2.1%
  60,000,000 BASF
             1.23%, 8/04/03.............     59,930,300
  50,000,000 duPont (E.I) de Nemours
             & Co.
             1.19%, 7/08/03.............     49,988,431
  30,000,000 duPont (E.I.) de Nemours
             & Co.
             1.21%, 8/05/03.............     29,964,708
                                         --------------
                                            139,883,439
                                         --------------
             Computers-Micro--1.0%
  65,000,000 International Business
             Machines
             1.24%, 10/03/03............     64,789,545
                                         --------------
             Finance Companies--6.1%
  60,000,000 American General Finance
             Corp.
             1.08%, 7/25/03.............     59,956,800
  40,079,000 Eagle Funding Corp.
             1.25%, 7/21/03.............     40,051,167
  40,000,000 GE Capital
             1.25%, 7/07/03.............     39,991,667
  30,000,000 GE Capital
             1.32%, 9/15/03.............     29,916,400

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                                  Value
------------                          --------------
             Commercial Paper (Continued)
$ 60,000,000 KFW International
             Finance Corp.
             1.23%, 7/07/03.......... $   59,987,700
  60,000,000 Nestle Capital Corp.
             1.11%, 10/30/03.........     59,776,150
  50,000,000 Paccar Financial Corp.
             1.19%, 7/09/03..........     49,986,778
  20,000,000 Private Export Funding
             Corp.
             1.14%, 11/18/03.........     19,911,333
  45,000,000 Tasman Funding
             1.15%, 7/14/03..........     44,981,313
                                      --------------
                                         404,559,308
                                      --------------
             Foreign Government--0.7%
  50,000,000 Quebec, Province
             1.25%, 10/09/03.........     49,826,389
                                      --------------
             Health Care Products and Services--1.1%
  72,000,000 Johnson & Johnson
             1.23%, 9/08/03..........     71,830,260
                                      --------------
             Household and Personal Care
             Products--0.8%
  50,000,000 Kimberly-Clark Corp.
             1.01%, 8/28/03..........     49,918,639
                                      --------------
             Insurance-Non Health--0.8%
  50,000,000 Metlife Funding, Inc.
             1.13%, 7/09/03..........     49,987,444
                                      --------------
             Media--0.4%
  24,600,000 McGraw-Hill Cos., Inc.
             0.97%, 10/10/03.........     24,533,054
                                      --------------
             Medical-Drugs--0.9%
  60,000,000 Glaxosmithkline Finance
             PLC
             1.23%, 7/23/03..........     59,954,900
                                      --------------

 Principal
  Amount                                 Value
------------                         --------------
             Commercial Paper (Continued)
             Oil and Gas--1.7%
$ 60,000,000 Koch Industries, Inc.
             1.03%, 7/10/03......... $   59,984,550
  50,000,000 Total Fina Elf Capital
             1.22%, 7/01/03.........     50,000,000
                                     --------------
                                        109,984,550
                                     --------------
             Pharmaceuticals--2.3%
  60,000,000 Merck & Co.
             1.20%, 8/08/03.........     59,924,000
  40,000,000 Schering Corp.
             1.23%, 7/14/03.........     39,982,233
  50,000,000 Schering Corp.
             1.20%, 7/30/03.........     49,951,667
                                     --------------
                                        149,857,900
                                     --------------
             Utilities-Telecommunications--1.5%
  60,000,000 BellSouth Corp.
             1.10%, 7/03/03.........     59,996,333
  40,000,000 Verizon Network Funding
             Corp.
             0.93%, 8/05/03.........     39,963,833
                                     --------------
                                         99,960,166
                                     --------------
             Total Commercial
             Paper
             (Cost $2,170,220,013)..  2,170,220,013
                                     --------------
             Time Deposits--16.9%
             Banking and Finance--16.9%
 175,000,000 JP Morgan Chase
             1.25%, 7/01/03.........    175,000,000
  85,827,000 LaSalle National Bank
             1.25%, 7/01/03.........     85,827,000

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                               Value
------------                       --------------
             Time Deposits (Continued)
$175,000,000 National City Bank
             1.28%, 7/01/03....... $  175,000,000
 175,000,000 Regions Bank
             1.25%, 7/01/03.......    175,000,000
 125,000,000 Societe Generale
             1.31%, 7/01/03.......    125,000,000
 100,000,000 Standard Federal Bank
             1.25%, 7/01/03.......    100,000,000
 175,000,000 Suntrust Bank, Inc.
             1.25%, 7/01/03.......    175,000,000
 100,000,000 Wells Fargo
             1.25%, 7/01/03.......    100,000,000
                                   --------------
             Total Time Deposits
             (Cost $1,110,827,000)  1,110,827,000
                                   --------------
             United States Government
             Agencies & Obligations--15.5%
             Federal Farm Credit Bank--2.3%
  17,530,000 2.125%, 7/01/03......     17,530,000
  25,000,000 1.31%, 8/15/03+......     24,959,063
  10,715,000 1.21%, 11/04/03+.....     10,669,622
  35,000,000 1.39%, 11/06/03+.....     34,827,022
  45,000,000 1.10%, 5/14/04.......     44,960,839
  20,952,000 1.10%, 5/17/04+......     20,745,562
                                   --------------
                                      153,692,108
                                   --------------
             Federal Home Loan Bank--3.0%
  40,000,000 1.625%, 8/12/03......     39,991,059
  40,000,000 1.23%, 10/22/03+.....     39,844,939
  30,000,000 1.37%, 10/31/03+.....     29,860,208
  40,000,000 1.41%, 3/08/04.......     40,000,000
  25,000,000 3.75%, 4/15/04.......     25,476,393
  20,000,000 1.30%, 6/30/04.......     20,000,000
                                   --------------
                                      195,172,599
                                   --------------

 Principal
  Amount                                    Value
------------                            --------------
             United States Government
             Agencies & Obligations
             (Continued)
             Federal Home Loan Mortgage Corp.--4.0%
$  8,525,000 5.75%, 7/15/03............ $    8,537,907
  50,000,000 1.91%-1.98%, 7/17/03+.....     49,956,933
  68,000,000 1.10%, 8/14/03+...........     67,908,578
  15,000,000 6.375%, 11/15/03..........     15,297,234
  40,000,000 1.20%, 12/05/03...........     39,790,667
  40,000,000 3.25%, 1/15/04............     40,402,181
  15,374,000 1.19%, 2/26/04+...........     15,252,033
  26,675,000 3.00%, 7/15/04............     27,215,868
                                        --------------
                                           264,361,401
                                        --------------
             Federal National Mortgage Association--5.6%
  49,445,000 1.18%, 9/10/03+...........     49,329,443
  50,000,000 1.09%, 10/31/03+..........     49,815,306
  25,000,000 0.92%, 12/17/03+..........     24,892,028
  27,650,000 1.21%, 1/23/04+...........     27,458,554
  10,000,000 5.125%, 2/13/04...........     10,230,305
  25,000,000 1.43%, 3/08/04............     24,996,782
  15,129,000 4.75%, 3/15/04............     15,508,079
  26,279,000 0.97%, 4/02/04+...........     26,083,572
  36,480,000 1.11%, 4/30/04+...........     36,138,061
  25,000,000 0.94%, 5/28/04+...........     24,783,278
  50,000,000 1.08%, 7/23/04............     50,000,000
  30,000,000 1.18%, 7/27/04............     30,000,000
                                        --------------
                                           369,235,408
                                        --------------
             United States Treasury Notes--0.6%
  25,000,000 3.00%, 1/31/04............     25,235,479
  10,000,000 3.25%, 5/31/04............     10,192,993
                                        --------------
                                            35,428,472
                                        --------------
             Total United States Government
             Agencies & Obligations
             (Cost $1,017,889,988).....  1,017,889,988
                                        --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                                 Value
------------                         --------------
             Certificates of Deposit--13.2%
             Banking and Finance--13.2%
$ 60,000,000 American Express
             Centurion Bank
             1.03%, 7/21/03......... $   60,000,000
  50,000,000 Bank of Nova Scotia
             1.12%, 9/08/03.........     50,000,000
  20,000,000 Bank of Scotland
             1.20%, 8/29/03.........     20,000,000
  30,000,000 Bank of Scotland
             1.18%, 10/10/03........     30,000,000
  35,000,000 BNP Paribas
             1.83%, 7/28/03.........     34,999,372
  25,000,000 Comerica Bank
             1.26%, 3/10/04.........     25,000,534
  25,000,000 Danske Bank
             1.84%, 10/17/03........     25,000,000
  40,000,000 Dexia Bank NY
             1.035%, 9/29/03........     40,000,499
  60,000,000 Fifth Third Bank
             1.25%, 7/21/03.........     60,000,000
  30,000,000 First Tennessee Bank
             1.26%, 9/05/03.........     30,000,000
  25,000,000 First Tennessee Bank
             1.09%, 10/03/03........     25,002,551
  60,000,000 Harris Trust
             1.22%, 7/28/03.........     60,000,000
  50,000,000 Lloyds Bank TSB
             0.91%, 12/18/03........     50,000,000
  50,000,000 Marshall & Ilsley Corp.
             1.235%, 7/30/03........     50,000,000
  10,000,000 Mercantile Safe Deposit
             and Trust
             1.62%, 10/02/03........     10,000,000

 Principal
  Amount                                 Value
------------                         --------------
             Certificates of Deposit
             (Continued)
$ 10,000,000 Mercantile Safe Deposit
             and Trust
             1.87%, 10/21/03........ $   10,000,000
  10,000,000 Mercantile Safe Deposit
             and Trust
             1.60%, 12/09/03........     10,000,000
  10,000,000 Mercantile Safe Deposit
             and Trust
             1.43%, 1/15/04.........     10,000,000
  35,000,000 Norddeutsche Landesbank
             1.28%, 7/23/03.........     35,000,212
  25,000,000 Norddeutsche Landesbank
             1.24%, 9/10/03.........     25,000,000
  30,000,000 Rabobank NY
             1.125%, 8/15/03........     30,000,000
  30,000,000 Rabobank NY
             1.67%, 10/15/03........     30,000,000
  40,000,000 US Bank
             1.42%, 1/08/04.........     40,000,000
  35,000,000 Wells Fargo
             1.03%, 8/28/03.........     35,000,000
  25,000,000 Westdeutsche Landesbank
             1.05%, 5/20/04.........     24,997,767
  50,000,000 Wilmington Trust
             1.23%, 7/29/03.........     50,000,000
                                     --------------
             Total Certificates of
             Deposit
             (Cost $870,000,935)....    870,000,935
                                     --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                                  Value
------------                          --------------
             Corporate Bonds--3.1%
             Banking and Finance--2.7%
$ 26,000,000 Bank One Corp. FRN
             1.35%, 9/29/03.......... $   26,018,766
  20,000,000 First Tennessee Bank FRN
             1.29%, 1/21/04..........     19,998,882
  30,000,000 Landesbank Baden-
             Wuerttemberg FRN
             1.18%, 3/15/04..........     30,008,523
  45,000,000 Merrill Lynch & Co. FRN
             0.98%, 6/28/04..........     45,000,000
  28,000,000 US Bank NA FRN
             1.23%, 11/14/03.........     28,009,823
  16,092,000 Wells Fargo & Co.
             6.625%, 7/15/04.........     17,014,405
  10,000,000 Wells Fargo & Co.
             Series C
             4.25%, 8/15/03..........     10,034,704
                                      --------------
                                         176,085,103
                                      --------------
             Health Care Products and Services--0.4%
  26,500,000 The Procter & Gamble Co.
             5.25%, 9/15/03..........     26,696,637
                                      --------------
             Total Corporate Bonds
             (Cost $202,781,740).....    202,781,740
                                      --------------

 Principal
  Amount                                     Value
------------                             --------------
             Repurchase Agreements--19.5%
             Repurchase Agreement with Barclays
             Capital, Inc.--4.8%
$320,000,000 1.20%, dated 6/30/03,
             due 7/01/03, repurchase
             price $320,010,667
             (Collateral-FCSB Bond,
             0.00%, 1/15/04; FHLB
             Notes, 0.00%-6.75%,
             7/09/03-12/02/08;
             FMAC Notes, 0.00%-
             7.00%, 7/15/03-6/12/13;
             FNMA Notes, 0.00%-
             7.125%, 7/10/03-
             7/18/12; SLMA Notes,
             4.75%-5.00%, 4/23/04-
             6/30/04; aggregate market
             value plus accrued interest
             $326,401,888).............. $  320,000,000
                                         --------------
             Repurchase Agreement with Citigroup--4.9%
 320,000,000 1.18%, dated 6/30/03,
             due 7/01/03, repurchase
             price $320,010,489
             (Collateral-ADBB Bonds,
             5.82%-6.75%, 10/24/05-
             6/16/28; AFDB Bond,
             9.75%, 12/15/03; FMAC
             Notes, 5.75%-7.00%,
             3/15/10-1/15/12; IADB
             Bonds, 4.00%-8.40%,
             1/18/05-9/20/12; IFCO
             Bond, 5.25%, 5/02/06;
             aggregate market value
             plus accrued interest
             $326,401,090)..............    320,000,000
                                         --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                                     Value
------------                            --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Goldman Sachs
             Group, Inc.--4.9%
$320,000,000 1.20%, dated 6/30/03,
             due 7/01/03, repurchase
             price $320,010,667
             (Collateral--UST Bond,
             6.00%, 2/15/26; UST
             Note, 1.75%, 12/31/04;
             aggregate market value
             plus accrued interest
             $326,400,722)............. $  320,000,000
                                        --------------
             Repurchase Agreement with Morgan
             Stanley--4.9%
 320,000,000 1.10%, dated 6/30/03 due
             7/01/03, repurchase price
             $320,009,778 (Collateral--
             FNMA Notes,
             1.875%-6.625%,
             12/15/04-3/15/12;
             aggregate market value
             plus accrued interest
             $326,715,188).............    320,000,000
                                        --------------
             Total Repurchase Agreements
             (Cost $1,280,000,000).....  1,280,000,000
                                        --------------
             Total Investments
             (Cost $6,651,719,676)
             (a)--101.2%...............  6,651,719,676
             Liabilities in excess of
             other assets--(1.2%)......    (79,398,092)
                                        --------------
             Net Assets--100.0%........ $6,572,321,584
                                        --------------

+ Represents yield at time of purchase for commercial paper, discounted rate at time of purchase for United States Government agencies & obligations, and interest rate in effect at June 30, 2003 for floating rate notes.
(a) The cost stated also approximates the aggregate cost for Federal income tax purpose.
ADBB  Asian Development Bank Bond.
AFDB  African Development Bank Bond.
FCSB  Federal Farm Credit Bank.
FHLB  Federal Home Loan Bank.
FMAC  Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association.
FRN   Floating Rate Note. Coupon shown is in effect at June 30, 2003.
IADB  Inter-American Development Bank.
IFCO  International Finance Corp.
SLMA  Student Loan Marketing Association.
UST   United States Treasury.

See notes to financial statements.

         BNY Hamilton Money Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)


          ASSETS:
            Investments at market value, including
             repurchase agreements of
             $1,280,000,000
             (Cost $6,651,719,676)................... $6,651,719,676
            Cash.....................................            745
            Receivables:
             Investments sold........................  2,424,075,796
             Capital stock sold......................     59,177,398
             Interest................................      7,633,654
            Other assets.............................         74,730
                                                      --------------
             Total Assets............................  9,142,681,999
                                                      --------------
          LIABILITIES:
            Payables:
             Investments purchased...................  2,470,827,000
             Capital stock repurchased...............     92,426,552
             Dividends...............................      4,523,600
             Services provided by The Bank of New
              York and Administrator.................      2,074,107
            Accrued expenses and other liabilities...        509,156
                                                      --------------
             Total Liabilities.......................  2,570,360,415
                                                      --------------
          NET ASSETS:................................ $6,572,321,584
                                                      --------------
          SOURCES OF NET ASSETS:
            Capital stock @ par...................... $    6,572,263
            Capital surplus..........................  6,565,684,439
            Undistributed net investment loss........         (4,127)
            Accumulated net realized gain on
             investments.............................         69,009
                                                      --------------
          Net Assets................................. $6,572,321,584
                                                      --------------
          HAMILTON SHARES:
            Net assets............................... $3,243,705,666
                                                      --------------
            Shares outstanding.......................  3,243,595,956
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          PREMIER SHARES:
            Net assets............................... $2,154,487,503
                                                      --------------
            Shares outstanding.......................  2,154,577,823
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          CLASSIC SHARES
            Net assets............................... $1,174,128,415
                                                      --------------
            Shares outstanding.......................  1,174,088,850
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          Hamilton Shares authorized @ $.001 par
           value.....................................  7,000,000,000
          Premier Shares authorized @ $.001 par value  3,000,000,000
          Classic Shares authorized @ $.001 par value  3,000,000,000


                           Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

             INVESTMENT INCOME:
               Interest............................... $43,079,864
                                                       -----------
             EXPENSES:
               Advisory...............................   3,219,831
               Administration.........................   3,219,831
               Servicing fee--Premier Shares..........   2,669,677
                       Classic Shares.................   1,393,326
               12b-1 fee--Classic Shares..............   1,393,325
               Custodian..............................     215,674
               Transfer agent.........................     157,700
               Audit..................................      88,469
               Reports to shareholders................      75,154
               Legal..................................      70,840
               Registration and filings...............      56,768
               Cash management........................      46,216
               Insurance..............................      40,743
               Accounting services....................      29,731
               Directors..............................       6,235
               Other..................................     123,941
                                                       -----------
                Total Expenses........................  12,807,461
               Earning credit adjustments (Note 3)....      (4,587)
                                                       -----------
                Net Expenses..........................  12,802,874
                                                       -----------
                Net Investment Income.................  30,276,990
                                                       -----------
             Net increase in net assets resulting from
              operations.............................. $30,276,990
                                                       -----------

See notes to financial statements.

         BNY Hamilton Money Fund

         Statements of Changes in Net Assets

                                                                                   Six Months Ended
                                                                                     June 30,2003      Year Ended
                                                                                     (Unaudited)    December 31, 2002
                                                                                   ---------------- -----------------
OPERATIONS:
  Net investment income........................................................... $    30,276,990  $     98,547,978
  Net realized gain on investments................................................              --            34,063
                                                                                   ---------------  ----------------
   Net increase in net assets resulting from operations...........................      30,276,990        98,582,041
                                                                                   ---------------  ----------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Hamilton Shares...........................     (17,699,980)      (57,527,816)
                         Premier Shares...........................................      (9,187,047)      (27,640,526)
                         Classic Shares...........................................      (3,399,568)      (13,374,158)
                                                                                   ---------------  ----------------
                                                                                       (30,286,595)      (98,542,500)
                                                                                   ---------------  ----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Hamilton Shares...............................   5,572,451,388    10,793,067,612
                     Premier Shares...............................................   3,069,613,608     8,388,689,612
                     Classic Shares...............................................   4,566,550,290     8,669,671,932
  Proceeds from shares issued on
   reinvestment of dividends: Hamilton Shares.....................................       4,273,272        20,295,144
                   Premier Shares.................................................       2,389,065         9,385,314
                   Classic Shares.................................................       2,879,939        14,820,103
  Value of capital stock repurchased: Hamilton Shares.............................  (5,574,868,806)  (11,575,794,022)
                      Premier Shares..............................................  (3,160,256,944)   (7,968,705,662)
                      Classic Shares..............................................  (4,481,054,195)   (8,724,625,736)
                                                                                   ---------------  ----------------
  Net increase (decrease) in net assets resulting from capital stock transactions.       1,977,617      (373,195,703)
                                                                                   ---------------  ----------------
   Increase (decrease) in Net Assets..............................................       1,968,012      (373,156,162)
NET ASSETS:
  Beginning of year...............................................................   6,570,353,572     6,943,509,734
                                                                                   ---------------  ----------------
  End of period (includes undistributed net investment loss of $4,127 at June
   30, 2003 and undistributed net investment income of $5,478 at December
   31, 2002)...................................................................... $ 6,572,321,584  $  6,570,353,572
                                                                                   ---------------  ----------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Hamilton Shares....................................................   5,572,451,388    10,793,067,612
         Premier Shares...........................................................   3,069,613,608     8,388,689,612
         Classic Shares...........................................................   4,566,550,290     8,669,671,932
  Shares issued on reinvestment of dividends: Hamilton Shares.....................       4,273,272        20,295,144
                           Premier Shares.........................................       2,389,065         9,385,314
                           Classic Shares.........................................       2,879,939        14,820,103
  Shares repurchased: Hamilton Shares.............................................  (5,574,868,806)  (11,575,794,022)
             Premier Shares.......................................................  (3,160,256,944)   (7,968,705,662)
             Classic Shares.......................................................  (4,481,054,195)   (8,724,625,736)
                                                                                   ---------------  ----------------
   Net increase (decrease)........................................................       1,977,617      (373,195,703)
  Shares outstanding, beginning of year...........................................   6,570,285,012     6,943,480,715
                                                                                   ---------------  ----------------
  Shares outstanding, end of period...............................................   6,572,262,629     6,570,285,012
                                                                                   ---------------  ----------------

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights

                                                              Hamilton Shares
                                ---------------------------------------------------------------------------
                                Six Months Ended                   Year Ended December 31,
                                 June 30, 2003   ----------------------------------------------------------
                                  (Unaudited)       2002        2001        2000        1999        1998
                                ---------------- ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of
  year.........................    $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                   ----------    ----------  ----------  ----------  ----------  ----------
Gain from investment
  operations
Net investment income..........         0.006         0.016       0.040       0.061       0.050       0.053
                                   ----------    ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net
  investment income............        (0.006)       (0.016)     (0.040)     (0.061)     (0.050)     (0.053)
                                   ----------    ----------  ----------  ----------  ----------  ----------
Net asset value at end of
  period.......................    $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                   ----------    ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:..................          0.55%*        1.66%       4.09%       6.31%       5.03%       5.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)..............    $3,243,706    $3,241,771  $4,004,182  $3,372,680  $1,725,341  $1,439,525
Ratio to average net assets of:
 Expenses......................          0.23%**       0.23%       0.23%       0.24%       0.24%       0.26%
 Net investment income.........          1.11%**       1.65%       4.01%       6.19%       4.92%       5.25%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                              Premier Shares
                                -------------------------------------------------------------------------
                                Six Months Ended                  Year Ended December 31,
                                 June 30, 2003   --------------------------------------------------------
                                  (Unaudited)       2002        2001        2000       1999       1998
                                ---------------- ----------  ----------  ----------  --------  ----------
PER SHARE DATA:
Net asset value at beginning of
  year.........................    $     1.00    $     1.00  $     1.00  $     1.00  $   1.00  $     1.00
                                   ----------    ----------  ----------  ----------  --------  ----------
Gain from investment operations
Net investment income..........         0.005         0.014       0.038       0.059     0.047       0.050
                                   ----------    ----------  ----------  ----------  --------  ----------
Dividends
Dividends from net investment
  income.......................        (0.005)       (0.014)     (0.038)     (0.059)   (0.047)     (0.050)
                                   ----------    ----------  ----------  ----------  --------  ----------
Net asset value at end of
  period.......................    $     1.00    $     1.00  $     1.00  $     1.00  $   1.00  $     1.00
                                   ----------    ----------  ----------  ----------  --------  ----------
TOTAL RETURN:..................          0.43%*        1.40%       3.83%       6.04%     4.77%       5.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)..............    $2,154,488    $2,242,856  $1,813,475  $1,459,923  $871,287  $1,064,645
Ratio to average net assets of:
 Expenses......................          0.48%**       0.48%       0.48%       0.49%     0.49%       0.51%
 Net investment income.........          0.86%**       1.39%       3.69%       5.92%     4.70%       5.01%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                            Classic Shares
                                 --------------------------------------------------------------------
                                 Six Months Ended               Year Ended December 31,
                                  June 30, 2003   ---------------------------------------------------
                                   (Unaudited)       2002        2001       2000      1999      1998
                                 ---------------- ----------  ----------  --------  --------  -------
PER SHARE DATA:
Net asset value at beginning of
  year..........................    $     1.00    $     1.00  $     1.00  $   1.00  $   1.00  $  1.00
                                    ----------    ----------  ----------  --------  --------  -------
Gain from investment operations
Net investment income...........         0.003         0.011       0.035     0.056     0.044    0.047
                                    ----------    ----------  ----------  --------  --------  -------
Dividends
Dividends from net investment
  income........................        (0.003)       (0.011)     (0.035)   (0.056)   (0.044)  (0.047)
                                    ----------    ----------  ----------  --------  --------  -------
Net asset value at end of period    $     1.00    $     1.00  $     1.00  $   1.00  $   1.00  $  1.00
                                    ----------    ----------  ----------  --------  --------  -------
TOTAL RETURN:...................          0.30%*        1.15%       3.57%     5.78%     4.51%    4.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)...............    $1,174,128    $1,085,726  $1,125,853  $983,197  $892,560  $19,995
Ratio to average net assets of:.
 Expenses.......................          0.73%**       0.73%       0.73%     0.74%     0.74%    0.83%
 Net investment income..........          0.61%**       1.14%       3.51%     5.64%     4.46%    4.70%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

 Principal
  Amount                            Value
------------                    --------------
             United States Government
             Agencies & Obligations--49.6%
             United States Treasury Bills+--38.0%
$ 65,000,000 0.72%, 7/03/03.... $   64,996,244
  50,000,000 1.01%, 7/17/03....     49,977,444
  50,000,000 1.17%, 7/24/03....     49,962,625
  50,000,000 1.16%, 8/07/03....     49,940,338
  50,000,000 1.16%, 8/14/03....     49,928,806
  50,000,000 1.14%, 8/21/03....     49,919,250
  50,000,000 1.17%, 8/28/03....     49,905,750
  50,000,000 0.91%, 9/11/03....     49,909,000
  50,000,000 1.13%, 9/18/03....     49,876,014
  50,000,000 0.90%, 9/25/03....     49,892,500
  30,000,000 1.10%, 10/09/03...     29,908,333
  50,000,000 1.04%, 11/13/03...     49,805,000
  50,000,000 1.07%, 11/28/03...     49,778,125
  50,000,000 0.85%, 12/11/03...     49,807,570
  50,000,000 0.78%, 12/18/03...     49,815,361
  50,000,000 0.93%, 12/26/03...     49,768,847
                                --------------
                                   793,191,207
                                --------------
             United States Treasury Notes--11.6%
  20,000,000 3.875%, 7/31/03...     20,035,453
  30,000,000 3.625%, 8/31/03...     30,089,447
  20,000,000 2.75%, 9/30/03....     20,051,655
  30,000,000 2.75%, 10/31/03...     30,126,307
  10,000,000 3.00%, 11/30/03...     10,066,517
  20,000,000 3.25%, 12/31/03...     20,198,012
  10,000,000 3.00%, 1/31/04....     10,102,335
  20,000,000 4.75%, 2/15/04....     20,439,364
  20,000,000 3.00%, 2/29/04....     20,252,807
  20,000,000 3.625%, 3/31/04...     20,358,645

 Principal
  Amount                                 Value
------------                         --------------
             United States Government
             Agencies & Obligations
             (Continued)
$ 20,000,000 3.375%, 4/30/04........ $   20,355,709
  20,000,000 3.25%, 5/31/04.........     20,384,868
                                     --------------
                                        242,461,119
                                     --------------
             Total United States
             Government Agencies
             & Obligations
             (Cost $1,035,652,326)..  1,035,652,326
                                     --------------
             Repurchase Agreements--50.4%
             Repurchase Agreement with Barclays
             Capital, Inc.--11.3%
 235,000,000 1.10%, dated 6/30/03,
             due 7/01/03, repurchase
             price $235,007,181
             (Collateral-UST Bill,
             0.00%, 8/21/03; UST
             Bonds, 6.25%-14.00%,
             11/15/11-8/15/23; UST
             Strip, 0.00%, 2/15/19;
             aggregate market value
             plus accrued interest
             $239,701,044)..........    235,000,000
                                     --------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                                     Value
------------                             --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Citigroup--5.7%
$120,000,000 0.85%, dated 6/30/03,
             due 7/01/03, repurchase
             price $120,002,833
             (Collateral-UST Bill,
             0.00%, 9/04/03; UST
             Bond, 7.25%, 5/15/16;
             UST Note, 7.50%,
             2/15/05; aggregate market
             value plus accrued interest
             $122,883,831).............. $  120,000,000
                                         --------------
             Repurchase Agreement with Deutsche
             Bank AG--8.4%
 175,000,000 1.08%, dated 6/30/03,
             due 7/01/03, repurchase
             price $175,005,250
             (Collateral-UST Bonds,
             7.25%-8.875%, 2/15/19-
             8/15/22; UST Notes,
             5.00%-5.25%, 5/15/04-
             2/15/11; aggregate market
             value plus accrued interest
             $178,500,843)..............    175,000,000
                                         --------------
             Repurchase Agreement with Goldman Sachs
             Group, Inc.--13.3%
 276,222,000 1.10%, dated 6/30/03,
             due 7/01/03, repurchase
             price $276,230,440
             (Collateral UST Notes,
             1.75%-5.75%, 12/31/04-
             8/15/10; aggregate market
             value plus accrued interest
             $281,746,767)..............    276,222,000
                                         --------------

 Principal
  Amount                                 Value
------------                         --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Morgan
             Stanley--11.7%
$245,000,000 1.05%, dated 6/30/03,
             due 7/01/03, repurchase
             price $245,007,146
             (Collateral-UST Strips
             0.00%, 8/15/15-5/15/18;
             aggregate market value
             plus accrued interest
             $249,900,581).......... $  245,000,000
                                     --------------
             Total Repurchase
             Agreements
             (Cost $1,051,222,000)..  1,051,222,000
                                     --------------
             Total Investments
             (Cost $2,086,874,326)(a)--
             100.0%.................  2,086,874,326
             Other assets less
             liabilities--0.0%......        182,594
                                     --------------
             Net Assets--100.0%..... $2,087,056,920
                                     --------------

+ Coupon rate discounted rate at time of purchase for United States Treasury Bills.
UST   United States Treasury.
(a) The cost stated also approximates the aggregate cost for Federal income tax purpose.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)


          ASSETS:
            Investments at market value, including
             repurchase agreements of
             $1,051,222,000
             (Cost $2,086,874,326)................... $2,086,874,326
            Cash.....................................            334
            Receivables:
             Investments sold........................  1,013,308,134
             Capital stock sold......................     69,507,341
             Interest................................      2,380,636
             Other assets............................         43,828
                                                      --------------
             Total Assets............................  3,172,114,599
                                                      --------------
          LIABILITIES:
            Payables:
             Investments purchased...................  1,066,221,095
             Capital stock repurchased...............     16,919,691
             Dividends...............................      1,093,386
             Services provided by The Bank of New
              York and Administrator.................        752,349
            Accrued expenses and other liabilities...         71,158
                                                      --------------
             Total Liabilities.......................  1,085,057,679
                                                      --------------
          NET ASSETS:................................ $2,087,056,920
                                                      --------------
          SOURCES OF NET ASSETS:
            Capital stock @ par...................... $    2,087,019
            Capital surplus..........................  2,084,938,387
            Undistributed net investment loss........         (3,475)
            Accumulated net realized gain............         34,989
                                                      --------------
          Net Assets................................. $2,087,056,920
                                                      --------------
          HAMILTON SHARES
            Net assets............................... $  360,787,072
                                                      --------------
            Shares outstanding.......................    360,776,601
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          PREMIER SHARES
            Net assets............................... $1,389,656,779
                                                      --------------
            Shares outstanding.......................  1,389,642,330
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          CLASSIC SHARES
            Net assets............................... $  336,613,069
                                                      --------------
            Shares outstanding.......................    336,600,450
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          Hamilton Shares authorized @ $.001 par
           value.....................................  2,000,000,000
          Premier Shares authorized @ $.001 par
           value.....................................  2,000,000,000
          Classic Shares authorized @ $.001 par value  2,000,000,000


                           Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

           INVESTMENT INCOME:
             Interest.................................. $12,215,200
                                                        -----------
           EXPENSES:
             Servicing fee--Premier Shares.............   1,585,175
             Classic Shares............................     385,864
             Advisory..................................     954,173
             Administration............................     954,173
             12b-1 fee--Classic Shares.................     385,864
             Custodian.................................      82,968
             Transfer agent............................      35,592
             Legal.....................................      31,028
             Accounting services.......................      29,763
             Audit.....................................      32,275
             Reports to shareholders...................      20,105
             Registration and filings..................      19,198
             Cash management...........................      16,167
             Insurance.................................       9,229
             Directors.................................       6,622
             Other.....................................      48,358
                                                        -----------
              Total Expenses...........................   4,596,554
             Earnings credit adjustment (Note 3).......         (70)
                                                        -----------
              Net Expenses.............................   4,596,484
                                                        -----------
              Net Investment Income....................   7,618,716
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $ 7,618,716
                                                        -----------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statements of Changes in Net Assets

                                                                                     Six Months Ended
                                                                                       June 30,2003      Year Ended
                                                                                       (Unaudited)    December 31, 2002
                                                                                     ---------------- -----------------
OPERATIONS:
  Net investment income............................................................. $     7,618,716   $    21,003,137
  Net realized gain on investments..................................................              --            35,000
                                                                                     ---------------   ---------------
   Net increase in net assets resulting from operations.............................       7,618,716        21,038,137
                                                                                     ---------------   ---------------
DIVIDENDS TO SHAREHOLDERS
  Dividends from net investment income: Hamilton Shares.............................      (1,731,660)       (3,640,302)
                          Premier Shares............................................      (5,053,075)      (14,307,667)
                          Classic Shares............................................        (843,798)       (3,048,826)
                                                                                     ---------------   ---------------
                                                                                          (7,628,533)      (20,996,795)
                                                                                     ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Hamilton Shares.................................     601,045,854     1,176,099,934
                      Premier Shares................................................   1,717,145,035     3,441,994,954
                      Classic Shares................................................   1,459,323,323     2,453,623,574
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares.........       1,004,052         2,196,914
                                   Premier Shares...................................         676,920         3,022,812
                                   Classic Shares...................................         707,002         3,384,264
  Value of capital stock repurchased: Hamilton Shares...............................    (529,680,306)   (1,092,191,562)
                       Premier Shares...............................................  (1,839,792,607)   (2,998,062,884)
                       Classic Shares...............................................  (1,411,710,245)   (2,457,739,685)
                                                                                     ---------------   ---------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions.....................................................................      (1,280,972)      532,328,321
                                                                                     ---------------   ---------------
   Increase (Decrease) in Net Assets................................................      (1,290,789)      532,369,663
NET ASSETS:
  Beginning of year.................................................................   2,088,347,709     1,555,978,046
                                                                                     ---------------   ---------------
  End of period (includes undistributed net investment loss of $3,475 at June
   30, 2003 and undistributed net investment income of $6,342 December
   31, 2002)........................................................................ $ 2,087,056,920   $ 2,088,347,709
                                                                                     ---------------   ---------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Hamilton Shares......................................................     601,045,854     1,176,099,934
         Premier Shares.............................................................   1,717,145,035     3,441,994,954
         Classic Shares.............................................................   1,459,323,323     2,453,623,574
  Shares issued on reinvestment of dividends: Hamilton Shares.......................       1,004,052         2,196,914
                            Premier Shares..........................................         676,920         3,022,812
                            Classic Shares..........................................         707,002         3,384,264
  Shares repurchased: Hamilton Shares...............................................    (529,680,306)   (1,092,191,562)
              Premier Shares........................................................  (1,839,792,607)   (2,998,062,884)
              Classic Shares........................................................  (1,411,710,245)   (2,457,739,685)
                                                                                     ---------------   ---------------
   Net increase (decrease)..........................................................      (1,280,972)      532,328,321
  Shares outstanding, beginning of year.............................................   2,088,300,353     1,555,972,032
                                                                                     ---------------   ---------------
  Shares outstanding, end of period.................................................   2,087,019,381     2,088,300,353
                                                                                     ---------------   ---------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Financial Highlights

                                                              Hamilton Shares
                                     -----------------------------------------------------------------
                                     Six Months Ended              Year ended December 31,
                                      June 30, 2003   ------------------------------------------------
                                       (Unaudited)      2002      2001      2000      1999      1998
                                     ---------------- --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                         --------     --------  --------  --------  --------  --------
Gain from investment operations
Net investment income...............        0.005        0.015     0.039     0.059     0.047     0.051
                                         --------     --------  --------  --------  --------  --------
Dividends
Dividends from net investment
  income............................       (0.005)      (0.015)   (0.039)   (0.059)   (0.047)   (0.051)
                                         --------     --------  --------  --------  --------  --------
Net asset value at end of period....     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                         --------     --------  --------  --------  --------  --------
TOTAL RETURN:.......................         0.52%**      1.54%     3.94%     6.09%     4.79%     5.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)...................     $360,787     $288,414  $202,303  $279,014  $225,482  $201,363
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York.................         0.23%***     0.23%     0.24%     0.26%     0.28%     0.27%
 Expenses, prior to waiver from The
   Bank of New York.................         0.23%***     0.23%     0.24%     0.26%     0.28%     0.28%
 Net investment income, net of
   waiver from The Bank of New
   York.............................         1.04%***     1.51%     4.02%     5.98%     4.69%     5.09%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                               Premier Shares
                                   ---------------------------------------------------------------------
                                   Six Months Ended                Year ended December 31,
                                    June 30, 2003   ----------------------------------------------------
                                     (Unaudited)       2002        2001       2000      1999      1998
                                   ---------------- ----------  ----------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of
  year............................    $     1.00    $     1.00  $     1.00  $   1.00  $   1.00  $   1.00
                                      ----------    ----------  ----------  --------  --------  --------
Gain from investment operations
Net investment income.............         0.004         0.013       0.036     0.057     0.045     0.049
                                      ----------    ----------  ----------  --------  --------  --------
Dividends
Dividends from net investment
  income..........................        (0.004)       (0.013)     (0.036)   (0.057)   (0.045)   (0.049)
                                      ----------    ----------  ----------  --------  --------  --------
Net asset value at end of
  period..........................    $     1.00    $     1.00  $     1.00  $   1.00  $   1.00  $   1.00
                                      ----------    ----------  ----------  --------  --------  --------
TOTAL RETURN:.....................          0.40%*        1.29%       3.68%     5.82%     4.54%     4.99%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period (000's
  omitted)........................    $1,389,657    $1,511,644  $1,064,661  $684,865  $429,461  $520,492
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York...........          0.48%**       0.48%       0.49%     0.50%     0.52%     0.52%
 Expenses, prior to waiver from
   The Bank of New York...........          0.48%**       0.48%       0.49%     0.50%     0.52%     0.53%
 Net investment income, net of
   waiver from The Bank of
   New York.......................          0.80%**       1.27%       3.49%     5.76%     4.41%     4.82%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                         Classic Shares
                                ------------------------------------------------------------
                                                                                For the period
                                Six Months Ended    Year ended December 31,     April 30, 1999*
                                 June 30, 2003   ----------------------------       through
                                  (Unaudited)      2002      2001      2000    December 31, 1999
                                ---------------- --------  --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period.......................     $   1.00     $   1.00  $   1.00  $   1.00      $   1.00
                                    --------     --------  --------  --------      --------
Gain from investment operations
Net investment income..........        0.003        0.010     0.034     0.054         0.029
                                    --------     --------  --------  --------      --------
Dividends
Dividends from net investment
  income.......................       (0.003)      (0.010)   (0.034)   (0.054)       (0.029)
                                    --------     --------  --------  --------      --------
Net asset value at end of
  period.......................     $   1.00     $   1.00  $   1.00  $   1.00      $   1.00
                                    --------     --------  --------  --------      --------
TOTAL RETURN:..................         0.27%**      1.03%     3.42%     5.56%         2.90%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)..............     $336,613     $288,290  $289,014  $299,631      $227,117
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York........         0.73%***     0.73%     0.74%     0.75%         0.78%***
 Expenses, prior to waiver from
   The Bank of New York........         0.73%***     0.73%     0.74%     0.75%         0.78%***
 Net investment income, net of
   waiver from The Bank of
   New York....................         0.55%***     1.03%     3.33%     5.47%         4.33%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

                                                          Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                   Ratings   Rate     Date       Value
----------                                                ------- -------- -------- --------------
           Short-Term Municipal Bonds--94.9%
           Education--2.9%
$4,850,000 New York State Dormitory Authority Revenue
           (Columbia University), Series C(a)............ Aaa/AAA  0.950%  7/01/27  $    4,850,000
   500,000 New York State Dormitory Authority
           Revenue (Cornell University), Series B(a)..... Aa1/AA+  1.000   7/01/25         500,000
                                                                                    --------------
                                                                                         5,350,000
                                                                                    --------------
           General Obligations--21.5%
 2,290,000 Nassau County, New York, Series C............. Aaa/AAA  5.125   1/01/04       2,332,409
 4,500,000 New York City, SubSeries J2(a)................ Aa1/AA+  1.050   2/15/16       4,500,000
 1,700,000 New York, New York, Series B-SubSeries
           B3(a)......................................... Aaa/AAA  0.900   8/15/04       1,700,000
   400,000 New York, New York, Series C,
           PreRefunded, AMBAC Insured+................... Aaa/NR   5.500   10/01/08        410,477
 5,200,000 New York, New York, Series D(a)............... Aaa/AAA  0.950   2/01/20       5,200,000
 3,700,000 New York, New York, Series D(a)............... Aaa/AAA  0.950   2/01/21       3,700,000
 6,000,000 New York, New York, Series H-SubSeries
           H-6(a)........................................ Aaa/AAA  0.850   8/01/12       6,000,000
 3,500,000 New York, New York, Series J-SubSeries
           J3(a)......................................... Aa2/AA-  1.050   2/15/16       3,500,000
 5,700,000 New York, New York, SubSeries A-4(a).......... Aaa/AAA  0.900   8/01/21       5,700,000
 1,700,000 New York, New York, Subseries A-6(a).......... Aaa/AAA  0.950   8/01/19       1,700,000
 1,000,000 New York, New York, SubSeries A-8(a).......... Aa3/AA+  0.900   8/01/18       1,000,000
   300,000 New York, New York, SubSeries A-10(a)......... Aa3/AA+  0.950   8/01/17         300,000
   450,000 New York, New York, SubSeries E5(a)........... Aa3/AA+  0.950   8/01/17         450,000
   500,000 New York, New York, SubSeries E5(a)........... Aa3/AA+  0.950   8/01/19         500,000
   900,000 New York, New York, SubSeries E5(a)........... Aa3/AA+  1.100   8/01/10         900,000
   900,000 New York State, Series A(a)................... Aaa/AAA  1.500   3/13/20         900,000
   100,000 Saranac, New York Central School District,
           FGIC Insured+................................. Aaa/AAA  5.500   6/15/04         104,175
   625,773 Skaneateles, New York Central School District,
           FGIC Insured+................................. Aaa/NR   3.250   6/15/04         639,143

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2003 (Unaudited)

                                                            Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                     Ratings   Rate     Date      Value
----------                                                  ------- -------- -------- ------------
           Short-Term Municipal Bonds (Continued)
$  500,000 Suffolk County, New York, Series D.............. Aaa/AAA  5.000%  11/01/03 $    505,559
   300,000 Yonkers, New York, Series B, AMBAC
           Insured+........................................ Aaa/AAA  3.750   12/15/03      303,595
                                                                                      ------------
                                                                                        40,345,358
                                                                                      ------------
           Healthcare--0.8%
   500,000 New York State Dormitory Authority Revenue
           (Mental Health), Series E....................... Aaa/AAA  6.000   2/15/04       515,622
 1,000,000 New York State Medical Care Facilities
           Financial Agency, St. Mary's Hospital, Series A,
           PreRefunded AMBAC Insured+...................... Aaa/AAA  6.200   11/01/14    1,035,676
                                                                                      ------------
                                                                                         1,551,298
                                                                                      ------------
           Housing--8.6%
   900,000 New York City Housing Development Corp.
           Multi-Family Housing Revenue (Tribeca
           Towers), Series A(a)............................ NR/AAA   1.000   11/15/19      900,000
 3,400,000 New York State Housing Finance Agency
           Revenue (101 West End)(a)....................... Aaa/NR   0.900   5/15/31     3,400,000
 3,100,000 New York State Housing Finance Agency
           Revenue (101 West End)(a)....................... Aaa/NR   0.900   5/15/31     3,100,000
   900,000 New York State Housing Finance Agency
           Revenue (750 6th Ave.), Series A(a)............. Aaa/NR   1.100   5/15/31       900,000
 1,500,000 New York State Housing Finance Agency
           Revenue (750 6th Ave.), Series A(a)............. Aaa/NR   1.100   5/15/31     1,500,000
 1,500,000 New York State Housing Finance Agency
           Revenue (East 39th St.), Series A(a)............ Aaa/NR   1.100   11/15/31    1,500,000
   900,000 New York State Housing Finance Agency
           Revenue (Gethsemane Apartments),
           Series A(a)..................................... Aaa/NR   1.050   5/15/33       900,000
 2,000,000 New York State Housing Finance Agency
           Revenue (Normandie CT I Project)(a)............. Aaa/AAA  0.920   5/15/15     2,000,000
 1,000,000 New York State Housing Finance Agency
           Revenue (Tribeca), Series A(a).................. Aaa/NR   1.000   11/15/29    1,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2003 (Unaudited)

                                                      Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                               Ratings   Rate     Date      Value
----------                                            ------- -------- -------- ------------
           Short-Term Municipal Bonds (Continued)
$1,000,000 New York State Housing Finance Agency
           Revenue, Series A (a)..................... Aaa/NR   1.000%  5/01/29  $  1,000,000
                                                                                ------------
                                                                                  16,200,000
                                                                                ------------
           Industrial Development Bonds--3.2%
 1,800,000 Babylon, New York (a)..................... Aaa/NR   0.850   9/01/17     1,800,000
 1,200,000 Babylon, New York Industrial Development
           Agency Resource Revenue (Ogden Martin
           Project) (a).............................. Aaa/AAA  1.000   1/01/19     1,200,000
 1,800,000 New York City Industrial Development
           Agency Civic Facility Revenue (National
           Audubon Society) (a)......................  NR/AA   0.980   12/01/14    1,800,000
   500,000 Troy, New York Industrial Development
           Agency Civic Facility Revenue (Rensselaer
           Polytech), Series E (a)...................  A1/A+   1.000   4/01/37       500,000
   400,000 Yonkers, New York Industrial Development
           Agency Civic Facility Revenue (Consumers
           Union Faciltiy) (a)....................... Aa2/NR   1.050   7/01/19       400,000
   335,000 Yonkers, New York, Series B............... Aaa/AAA  2.250   7/01/03       335,000
                                                                                ------------
                                                                                   6,035,000
                                                                                ------------
           Other--5.3%
 1,997,000 New York City Cultural Resource Revenue
           (Soloman R Guggenheim), Series B (a)...... Aa1/AA+  0.980   12/01/15    1,997,000
 3,985,000 New York, New York City Cultural Resource,
           (American Museum of Natural History), MBIA
           Insured+ (a)..............................  NR/NR   0.850   4/01/21     3,985,000
 2,170,000 New York State Local Government Assistance
           Corp. Series D, PreRefunded AMBAC
           Insured+.................................. Aaa/AAA  5.000   4/01/23     2,233,807
 1,750,000 United Nations Development Corp.,
           Series A, PreRefunded..................... Aaa/NR   6.000   7/01/26     1,785,000
                                                                                ------------
                                                                                  10,000,807
                                                                                ------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2003 (Unaudited)

                                                          Moody's
Principal                                                  /S&P    Interest Maturity
 Amount                                                   Ratings    Rate     Date      Value
----------                                               --------- -------- -------- ------------
           Short-Term Municipal Bonds (Continued)
           Special Tax--16.1%
$1,000,000 Metropolitan Transit Authority, New York
           City Transit Facility Revenue, Series M,
           AMBAC Insured+...............................  Aaa/AAA   5.000%  7/01/03  $  1,000,000
   500,000 Municipal Assistance Corp. for New York City,
           Series E.....................................  Aa1/AA+   4.800   7/01/03       500,000
 1,300,000 Municipal Assistance Corp. for New York City,
           Series G.....................................  Aa1/AA+   5.000   7/01/03     1,300,000
   200,000 Municipal Assistance Corp. for New York City,
           Series I.....................................  Aa1/AA+   5.250   7/01/03       200,000
   200,000 Municipal Assistance Corp. For New York
           City, Series J...............................  Aa1/AA+   5.750   7/01/03       200,000
   750,000 Municipal Assistance Corp. for New York City,
           Series M.....................................  Aa1/AA+   5.250   7/01/03       750,000
 2,600,000 Nassau County, New York Interim Finance
           Authority, Sales Tax Secured, Series B (a)...  Aaa/AAA   0.900   11/15/22    2,600,000
 6,700,000 New York State Local Government Assistance
           Corp., Series G (a)..........................  Aa3/A+    0.850   4/01/25     6,700,000
 7,500,000 New York, New York City Transitional
           Finance Authority Revenue,
           Series 1-Sub 1D (a)..........................  Aa2/AA+   0.980   11/01/22    7,500,000
 1,500,000 New York, New York City Transitional
           Finance Authority Revenue, Series 2..........  MIG1/NR   2.000   2/19/04     1,508,917
 3,000,000 New York, New York City Transitional
           Finance Authority Revenue, Series A (a)......  Aa2/AA+   1.000   2/15/30     3,000,000
 1,000,000 New York, New York City Transitional
           Finance Authority Revenue, Series C..........  Aa2/AA+   5.000   2/15/04     1,024,406
 3,000,000 New York, New York City Transitional
           Finance Authority Revenue, Subseries 2D (a)..  Aa2/AA+   0.950   11/01/22    3,000,000
 1,000,000 Puerto Rico Commonwealth Tax & Revenue
           Anticipation Notes........................... MIG1/SP-1  2.500   7/30/03     1,000,870
                                                                                     ------------
                                                                                       30,284,193
                                                                                     ------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2003 (Unaudited)

                                                        Moody's
Principal                                                /S&P     Interest Maturity
 Amount                                                 Ratings     Rate     Date      Value
----------                                             ---------- -------- -------- ------------
           Short-Term Municipal Bonds (Continued)
           State Appropriation--2.1%
$1,000,000 New York State Thruway Authority General
           Revenue, Series A.......................... MIG/SP-1+   1.125%  3/25/04  $  1,000,122
   385,000 New York State Thruway Authority Highway
           & Bridge Trust Fund, Series B..............  Aaa/AAA    3.500   4/01/04       391,892
   350,000 New York State Thruway Authority Highway
           & Bridge Trust Fund, Series B-1, MBIA
           Insured+...................................  Aaa/AAA    5.500   4/01/04       361,465
 1,000,000 New York State, Thruway Authority Service
           Contract Revenue, Local Highway & Bridge,
           PreRefunded................................  Aaa/AAA    5.750   4/01/13     1,054,901
 1,000,000 New York State Thruway Authority Service
           Contract Revenue Local Highway & Bridge,
           Series A...................................  Aaa/AAA    6.000   1/01/04     1,024,401
                                                                                    ------------
                                                                                       3,832,781
                                                                                    ------------
           Transportation--11.3%
 1,900,000 Niagara Falls, New York, Bridge Community
           Toll Revenue, Series A, FGIC Insured+(a)...  Aaa/AAA    0.850   10/01/19    1,900,000
 1,500,000 Port Authority NY & NJ, Series UU.......... MIG1/SP-1+  2.000   10/15/03    1,504,223
 2,900,000 Port Authority NY and NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 2(a)................................   A2/A-     0.900   5/01/19     2,900,000
 4,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B, AMBAC
           Insured+(a)................................  Aaa/AAA    0.900   1/01/32     4,000,000
 2,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series C, AMBAC
           Insured+(a)................................  Aaa/AAA    0.900   1/01/31     2,000,000
 2,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series F(a)...............  Aa3/AA-    1.000   11/01/32    2,000,000
 4,000,000 Triborough Bridge & Tunnel Authority,
           Series C, AMBAC Insured+(a)................  Aaa/AAA    0.900   1/01/32     4,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2003 (Unaudited)

                                                         Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                  Ratings   Rate     Date      Value
----------                                               ------- -------- -------- ------------
           Short-Term Municipal Bonds (Continued)
$2,800,000 Triborough Bridge & Tunnel Authority Special
           Obligation, Series D(a)...................... Aaa/AAA  0.900%  1/01/31  $  2,800,000
                                                                                   ------------
                                                                                     21,104,223
                                                                                   ------------
           Utilities--23.1%
   800,000 California State Department Water Residential
           Power Supply Revenue, Series B-5(a).......... Aaa/AA+  0.950    5/01/22      800,000
   245,000 Great Neck North, New York Water
           Authority Water System Revenue, Series A,
           FGIC Insured+(a)............................. Aaa/AAA  1.000   1/01/20       245,000
 3,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series 1A(a)........ Aaa/AAA  1.050   5/01/33     3,000,000
 3,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series G, FSA
           Insured+(a).................................. Aaa/AAA  0.850   12/01/29    3,000,000
 2,300,000 Long Island Power Authority, New York
           Electric System Revenue, Sub-Series 1B(a).... Aa2/AA   0.980   5/01/33     2,300,000
 4,000,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series F-1(a)................................ Aa2/AA   0.900   6/15/33     4,000,000
 2,000,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series F-2(a)................................ Aa2/AA   0.950   6/15/33     2,000,000
 4,700,000 New York City Municipal Water Finance
           Authority, Water & Sewer Systems Revenue,
           Sub-Series C-1(a)............................ Aa2/AA   0.900   6/15/18     4,700,000
 5,400,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue (New York State Electric & Gas Co.),
           Series B (a)................................. Aa3/AA-  0.900   2/01/29     5,400,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2003 (Unaudited)

                                                    Moody's
Principal                                            /S&P   Interest Maturity
 Amount                                             Ratings   Rate     Date      Value
----------                                          ------- -------- -------- ------------
           Short-Term Municipal Bonds (Continued)
$4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue (Orange & Rockland Project),
           Series A (a)............................ Aaa/AAA  0.850%  10/01/14 $  4,500,000
 5,300,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue (Orange & Rockland Utilities),
           Series A, AMBAC Insured+ (a)............ Aaa/AAA  0.850   8/01/15     5,300,000
   150,000 New York State Environmental Facscorp
           Pollution Control Revenue, Series D-02.. Aaa/AAA  6.200   5/15/04       156,490
 5,000,000 Suffolk County, New York Water
           Authority (a)........................... NR/AA-   0.900   1/01/08     5,000,000
 3,000,000 Suffolk County Water Authority (a)...... NR/AA-   0.900   5/01/05     3,000,000
                                                                              ------------
                                                                                43,401,490
                                                                              ------------
           Total Short-Term Municipal Bonds
           (Cost $178,105,150).....................                            178,105,150
                                                                              ------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2003 (Unaudited)

                                              Moody's
 Number                                        /S&P   Interest
of Shares                                     Ratings   Rate          Value
---------                                     ------- --------     ------------
          Money Market Funds--4.8%
5,000,000 ACM Institutional Reserves
          (Government Portfolio).............  NR/NR   0.930%(b)   $  5,000,000
4,017,554 ACM Institutional Reserves
          (Treasury Portfolio)...............  NR/NR   0.900(b)       4,017,554
                                                                   ------------
          Total Money Market Funds
          (Cost $9,017,554)..................                         9,017,554
                                                                   ------------
          Total Investments
          (Cost $187,122,704) (c)--99.7%.....                       187,122,704
          Other assets less liabilities--0.3%                           515,711
                                                                   ------------
          Net Assets--100.0%.................                      $187,638,415
                                                                   ------------

AMBAC American Municipal Bond Assurance.
FGIC  Financial Guaranty Insurance Company.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investors Assurance.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)   Seven day or less variable rate demand note, rate shown at June 30, 2003.
(b)   Represents annualized 7 day yield at June 30, 2003.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)


           ASSETS:
             Investments at market value,
              (Cost $187,122,704)................... $  187,122,704
             Receivables:
              Investments sold......................      2,104,215
              Interest..............................        640,147
              Capital stock sold....................        144,289
             Other assets...........................         34,844
                                                     --------------
              Total Assets..........................    190,046,199
                                                     --------------
           LIABILITIES:
             Payables:
              Capital stock repurchased.............      2,248,504
              Dividends.............................         85,745
              Services provided by the Bank of New
               York and Administrator...............         53,380
             Accrued expenses and other liabilities.         20,155
                                                     --------------
              Total Liabilities.....................      2,407,784
                                                     --------------
           NET ASSETS:.............................. $  187,638,415
                                                     --------------
           SOURCES OF NET ASSETS:
             Capital stock @ par.................... $      187,640
             Capital surplus........................    187,457,854
             Accumulated net realized loss on
              investments...........................         (7,079)
                                                     --------------
           Net Assets............................... $  187,638,415
                                                     --------------
           HAMILTON SHARES
             Net assets............................. $   64,448,701
                                                     --------------
             Shares outstanding.....................     64,448,018
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           PREMIER SHARES
             Net assets............................. $  117,900,702
                                                     --------------
             Shares outstanding.....................    117,902,824
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           CLASSIC SHARES
             Net assets............................. $    5,289,012
                                                     --------------
             Shares outstanding.....................      5,288,986
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Hamilton Shares authorized @ $.001 par
            value...................................  2,000,000,000
           Premier Shares authorized @ $.001 par
            value...................................  2,000,000,000
           Classic Shares authorized @ $.001 par
            value...................................  2,000,000,000

                           Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

             INVESTMENT INCOME:
               Interest.................................. $875,320
                                                          --------
             EXPENSES:
               Servicing fee--Premier Shares.............  130,683
                       Classic Shares....................    6,207
               Advisory..................................   81,703
               Administration............................   81,703
               Registration and filings..................   29,970
               Accounting services.......................   29,847
               Transfer agent............................   21,546
               Custodian.................................   13,361
               Directors.................................    6,631
               12b-1 fee--Classic Shares.................    6,220
               Audit.....................................    4,234
               Reports to shareholders...................      808
               Cash management...........................      715
               Other.....................................    5,346
                                                          --------
                Total Expenses...........................  418,974
               Fees waived by The Bank of New York
                (Note 3).................................  (70,765)
               Earnings credit adjustment (Note 3).......     (470)
                                                          --------
                Net Expenses.............................  347,739
                                                          --------
                Net Investment Income....................  527,581
                                                          --------
               Net increase in net assets resulting from
                operations............................... $527,581
                                                          --------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statements of Changes in Net Assets

                                                                                             For the Period
                                                                          Six Months Ended February 25, 2002*
                                                                           June 30, 2003        Through
                                                                            (Unaudited)    December 31, 2002
                                                                          ---------------- ------------------
Operations:
  Net investment income..................................................   $    527,581      $    699,828
  Net realized loss on investments.......................................             --            (1,412)
                                                                            ------------      ------------
   Net increase in net assets resulting from operations..................        527,581           698,416
                                                                            ------------      ------------
Dividends to Shareholders
  Dividends from net investment income: Hamilton Shares..................       (221,357)         (206,326)
                         Premier Shares..................................       (298,453)         (482,811)
                         Classic Shares..................................         (7,771)          (10,691)
                                                                            ------------      ------------
                                                                                (527,581)         (699,828)
                                                                            ------------      ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares......................     68,841,741        57,828,947
                     Premier Shares......................................    129,851,566       162,232,087
                     Classic Shares......................................     13,135,721        11,529,257
  Proceeds from shares issued on reinvestment of
   dividends: Hamilton Shares............................................         95,081            62,007
         Premier Shares..................................................        105,144           240,841
         Classic Shares..................................................          6,646            10,046
  Value of capital stock repurchased: Hamilton Shares....................    (53,203,203)       (9,176,555)
                      Premier Shares.....................................    (96,422,457)      (78,104,358)
                      Classic Shares.....................................    (13,183,537)       (6,209,147)
                                                                            ------------      ------------
   Net increase in net assets resulting from capital stock transactions..     49,226,702       138,413,125
                                                                            ------------      ------------
   Increase in Net Assets................................................     49,226,702       138,411,713
Net Assets:
  Beginning of period....................................................    138,411,713                --
                                                                            ------------      ------------
  End of period..........................................................   $187,638,415      $138,411,713
                                                                            ------------      ------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares...........................................     68,841,741        57,828,947
         Premier Shares..................................................    129,851,566       162,232,087
         Classic Shares..................................................     13,135,721        11,529,257
  Shares issued on reinvestment of dividends: Hamilton Shares............         95,081            62,007
                           Premier Shares................................        105,144           240,842
                           Classic Shares................................          6,646            10,046
  Shares repurchased: Hamilton Shares....................................    (53,203,203)       (9,176,555)
             Premier Shares..............................................    (96,422,457)      (78,104,358)
             Classic Shares..............................................    (13,183,537)       (6,209,147)
                                                                            ------------      ------------
   Net increase..........................................................     49,226,702       138,413,126
  Shares outstanding, beginning of period................................    138,413,126                --
                                                                            ------------      ------------
  Shares outstanding, end of period......................................    187,639,828       138,413,126
                                                                            ------------      ------------

*Commencement of investment operations.


See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Financial Highlights

                                                                    Hamilton Shares
                                                           ------------------------------
                                                                             For The Period
                                                           Six Months Ended  March 28, 2002*
                                                            June 30, 2003        Through
                                                             (Unaudited)    December 31, 2002
                                                           ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period....................     $  1.00           $  1.00
                                                               -------           -------
Gain from investment operations
Net investment income.....................................       0.004             0.010
                                                               -------           -------
Dividends
Dividends from net investment income......................      (0.004)           (0.010)
                                                               -------           -------
Net asset value at end of period..........................     $  1.00           $  1.00
                                                               -------           -------
TOTAL RETURN:.............................................        0.41%**           0.98%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...............     $64,448           $48,714
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York........        0.25%***          0.25%***
 Expenses, prior to waiver from The Bank of New York......        0.34%***          0.48%***
 Net investment income, net of waiver from The Bank of New
   York...................................................        0.82%***          1.21%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                     Premier Shares
                                                           -------------------------------
                                                                              For the Period
                                                           Six Months Ended February 25, 2002*
                                                            June 30, 2003        Through
                                                             (Unaudited)    December 31, 2002
                                                           ---------------- ------------------
PER SHARE DATA:
Net asset value at beginning of period....................     $   1.00          $  1.00
                                                               --------          -------
Gain from investment operations
Net investment income.....................................        0.003            0.009
                                                               --------          -------
Dividends
Dividends from net investment income......................       (0.003)          (0.009)
                                                               --------          -------
Net asset value at end of period..........................     $   1.00          $  1.00
                                                               --------          -------
TOTAL RETURN:.............................................         0.28%**          0.88%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...............     $117,901          $84,368
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York........         0.50%***         0.50%***
 Expenses, prior to waiver from The Bank of New York......         0.59%***         0.77%***
 Net investment income, net of waiver from The Bank of New
   York...................................................         0.57%***         1.01%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.


See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                     Classic Shares
                                                           ------------------------------
                                                                             For The Period
                                                           Six Months Ended  April 1, 2002*
                                                            June 30, 2003        Through
                                                             (unaudited)    December 31, 2002
                                                           ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period....................     $  1.00           $  1.00
                                                               -------           -------
Gain from investment operations
Net investment income.....................................       0.002             0.006
                                                               -------           -------
Dividends
Dividends from net investment income......................      (0.002)           (0.006)
                                                               -------           -------
Net asset value at end of period..........................     $  1.00           $  1.00
                                                               -------           -------
TOTAL RETURN:.............................................        0.16%**           0.59%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...............     $ 5,289           $ 5,330
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York........        0.75%***          0.75%***
 Expenses, prior to waiver from The Bank of New York......        0.84%***          0.96%***
 Net investment income, net of waiver from The Bank of New
   York...................................................        0.31%***          0.68%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

 Principal
  Amount                                  Value
-----------                            ------------
            United States Government
            Agencies & Obligations--41.3%
            Federal Farm Credit Bank--6.0%
$ 9,500,000 1.17%, 9/29/03+........... $  9,477,913
  5,000,000 2.08%, 12/20/04...........    5,061,165
  2,500,000 1.80%, 4/07/05............    2,520,350
  2,700,000 2.50%, 3/15/06............    2,758,425
                                       ------------
                                         19,817,853
                                       ------------
            Federal Home Loan Bank--7.7%
  1,000,000 4.50%, 7/07/03............    1,000,587
 10,000,000 1.17%, 8/22/03+...........    9,986,570
  5,000,000 1.625%, 4/15/05...........    5,025,140
  4,335,000 1.50%, 5/13/05............    4,345,851
  5,000,000 1.875%, 6/15/06...........    5,016,590
                                       ------------
                                         25,374,738
                                       ------------
            Federal Home Loan Mortgage Corp.--3.9%
  2,000,000 1.91%, 7/17/03+...........    1,999,182
  1,000,000 3.50%, 9/15/03............    1,005,180
    550,000 3.25%, 1/15/04............      556,454
  1,500,000 3.05%, 7/15/04............    1,501,148
  5,000,000 1.875%, 1/15/05...........    5,044,869
  2,500,000 2.875%, 9/15/05...........    2,575,228
                                       ------------
                                         12,682,061
                                       ------------
            Federal National Mortgage Association--3.7%
  2,000,000 4.00%, 8/15/03............    2,007,400
    250,000 4.75%, 11/14/03...........      253,488
  1,750,000 3.125%, 11/15/03..........    1,764,060
  5,000,000 1.875%, 12/15/04..........    5,045,024
  3,000,000 2.65%, 3/25/05............    3,010,971
                                       ------------
                                         12,080,943
                                       ------------

 Principal
  Amount                                Value
-----------                          ------------
            United States Government
            Agencies & Obligations
            (Continued)
            Student Loan Marketing Association--1.0%
$   250,000 4.75%, 4/23/04.......... $    257,928
  3,000,000 1.50%, 7/26/04..........    2,999,940
                                     ------------
                                        3,257,868
                                     ------------
            United States Treasury Notes--19.0%
  2,000,000 3.875%, 7/31/03.........    2,005,392
  1,500,000 3.625%, 8/31/03.........    1,507,091
  1,000,000 2.75%, 9/30/03..........    1,005,001
  1,000,000 3.00%, 11/30/03.........    1,008,751
  2,000,000 3.00%, 1/31/04..........    2,023,986
    300,000 3.00%, 2/29/04..........      304,078
  1,000,000 3.25%, 5/31/04..........    1,020,508
  3,000,000 2.875%, 6/30/04.........    3,055,548
  2,500,000 2.25%, 7/31/04..........    2,533,108
  2,000,000 2.125%, 8/31/04.........    2,025,080
  2,250,000 1.875%, 9/30/04.........    2,272,149
  5,000,000 2.125%, 10/31/04........    5,068,165
  1,000,000 2.00%, 11/30/04.........    1,012,188
  7,000,000 1.75%, 12/31/04.........    7,062,895
  7,500,000 1.50%, 2/28/05..........    7,538,385
  7,500,000 1.625%, 3/31/05.........    7,553,909
  7,500,000 1.625%, 4/30/05.........    7,551,569
  5,000,000 2.00%, 5/15/06..........    5,054,690
  2,500,000 2.625%, 5/15/08.........    2,523,635
                                     ------------
                                       62,126,128
                                     ------------
            Total United States
            Government Agencies &
            Obligations
            (Cost $134,608,753).....  135,339,591
                                     ------------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                                   Value
-----------                             ------------
            Asset-Backed Securities--22.9%
            Asset-Backed Securities--Automotive--16.3%
$ 5,000,000 Americredit Automobile
            Receivables Trust,
            Series 2002-D, Class A3
            2.72%, 4/12/07............. $  5,092,539
    336,503 BMW Vehicle Owner Trust,
            Series 2002-A, Class A2
            2.83%, 12/27/04............      337,509
  2,254,894 Capital Auto Receivables
            Asset Trust,
            Series 2002-4, Class A2B
            1.74%, 1/17/05.............    2,260,556
  2,984,720 Capital Auto Receivables
            Asset Trust,
            Series 2002-5, Class A2A
            1.24%, 1/18/05 FRN.........    2,984,720
  4,000,000 Capital Auto Receivables
            Asset Trust,
            Series 2003-2, Class A3B
            1.30%, 2/15/07 FRN.........    4,002,669
  5,000,000 Capital One Auto
            Finance Trust,
            Series 2002-C, Class A3A
            2.65%, 4/16/07.............    4,999,359
    236,931 Chase Manhattan Auto
            Owner Trust,
            Series 2002-A, Class A2
            2.63%, 10/15/04............      237,123
    500,000 Ford Credit Auto
            Owner Trust,
            Series 2002-B, Class A3A
            4.14%, 12/15/05............      511,385

Principal
 Amount                                   Value
----------                             ------------
           Asset-Backed Securities
           (Continued)
$4,000,000 Ford Credit Auto
           Owner Trust,
           Series 2003-A, Class A3B
           1.24%, 7/17/06............. $  4,003,895
   777,964 Franklin Auto Trust,
           Series 2002-1, Class A2
           2.83%, 5/20/05.............      781,033
 2,277,703 Honda Auto Receivables
           Owner Trust,
           Series 2002-3, Class A2
           2.26%, 12/18/04............    2,286,169
 2,000,000 Honda Auto Receivables
           Owner Trust,
           Series 2003-2, Class A2
           1.34%, 12/21/05............    2,003,192
 5,000,000 M&I Auto Loan Trust,
           Series 2002-1, Class A3
           2.49%, 10/22/07............    5,080,050
   490,617 MMCA Automobile Trust,
           Series 2002-2, Class A2
           2.64%, 6/15/05.............      492,846
 3,476,495 MMCA Automobile Trust,
           Series 2002-4, Class A2
           1.92%, 10/17/05............    3,488,338
    25,778 Nissan Auto Receivable
           Owner Trust,
           Series 2002-A, Class A2
           2.67%, 7/15/04.............       25,812
   893,694 Onyx Acceptance Auto Trust,
           Series 2002-C, Class A2
           2.40%, 2/15/05.............      895,680

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                     Value
----------                               ------------
           Asset-Backed Securities
           (Continued)
$2,320,905 Onyx Acceptance Auto Trust,
           Series 2002-D, Class A2
           1.95%, 7/15/05............... $  2,320,767
 2,000,000 USAA Auto Owner Trust,
           Series 2002-1, Class A3
           2.41%, 10/16/06..............    2,026,208
 6,150,000 Volkswagen Auto Loan
           Enhanced Trust,
           Series 2003-1, Class A2
           1.11%, 12/20/05..............    6,149,428
 2,500,000 WFS Financial Owner Trust,
           Series 2003-1, Class A3
           2.03%, 8/20/07...............    2,526,193
   980,194 World Omni Auto
           Receivable Trust,
           Series 2002-A, Class A2
           2.53%, 1/18/05...............      984,193
                                         ------------
                                           53,489,664
                                         ------------
           Asset-Backed Securities--Credit Cards--1.5%
 3,500,000 Citibank Credit Card
           Issuance Trust,
           Series 2000-A2, Class A2
           1.34%, 11/07/05 FRN..........    3,502,256
 1,500,000 Citibank Credit Card
           Issuance Trust,
           Series 2003-A2, Class A2
           2.70%, 1/15/08...............    1,532,193
                                         ------------
                                            5,034,449
                                         ------------

Principal
 Amount                                     Value
----------                               ------------
           Asset-Backed Securities
           (Continued)
           Asset-Backed Securities--Home Equity
           Loans--0.6%
$2,000,000 Centex Home Equity,
           Series 2003-B, Class AF1
           1.64%, 2/25/18............... $  1,999,930
                                         ------------
           Asset-Backed Securities--Mortgages--4.5%
 4,897,027 Chase Funding Mortgage
           Loan,
           Series 2003-2, Class 1A1
           1.86%, 1/25/18...............    4,903,788
 5,000,000 Residential Asset Mortgage
           Products, Inc.,
           Series 2002-RS5, Class AI2
           3.20%, 3/25/22...............    5,069,754
 4,750,000 Residential Asset Mortgage
           Products, Inc.,
           Series 2002-RS6, Class AI2
           3.21%, 11/25/23..............    4,749,987
                                         ------------
                                           14,723,529
                                         ------------
           Asset-Backed Securities--Student Loans--0.0%
    21,171 SLM Student Loan Trust,
           Series 2002-4, Class A1
           1.12%, 3/15/07 FRN...........       21,185
                                         ------------
           Total Asset-Backed
           Securities
           (Cost $74,877,324)...........   75,268,757
                                         ------------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                    Value
----------                              ------------
           Collateralized Mortgage
           Obligations--10.6%
           Federal Home Loan Mortgage Corp.--6.7%
$2,784,216 FHLMC Structured Pass
           Through Securities,
           Series H002, Class A2
           1.86%, 12/15/06............. $  2,781,713
 5,000,000 FHLMC Structured Pass
           Through Securities,
           Series H002, Class A2
           2.89%, 10/15/09.............    4,976,971
 2,500,000 FHLMC Structured Pass
           Through Securities,
           Series H005, Class A2
           2.55%, 8/15/07..............    2,524,866
 3,300,000 FHLMC Structured Pass
           Through Securities,
           Series H009, Class A2
           1.88%, 3/15/08..............    3,244,113
 3,519,765 Freddie Mac,
           Series 2603, Class AC
           2.00%, 12/15/08.............    3,521,230
 5,000,000 Freddie Mac Stated Final,
           Series SF1, Class A2
           1.70%, 12/15/06.............    5,001,478
                                        ------------
                                          22,050,371
                                        ------------
           Federal National Mortgage Association--0.9%
 2,767,334 Fannie Mae,
           Series 2003-43, Class LA
           3.00%, 3/25/24..............    2,779,261
                                        ------------

Principal
 Amount                                  Value
----------                            -----------
           Collateralized Mortgage
           Obligations (Continued)
           Financial Services--3.0%
$1,500,000 Granite Mortgages Plc.,
           Series 2003-1, Class 1A2
           1.52%, 1/20/20............ $ 1,501,388
 3,736,923 Washington Mutual, Inc.,
           Series 2002-AR19, Class A2
           2.49%, 2/25/33............   3,771,733
 2,500,000 Washington Mutual, Inc.,
           Series 2003-AR3, Class A2
           2.83%, 4/25/33............   2,517,478
 2,000,000 Washington Mutual, Inc.,
           Series 2003-AR7, Class A2
           2.08%, 8/25/33............   2,000,000
                                      -----------
                                        9,790,599
                                      -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $34,577,337)........  34,620,231
                                      -----------
           Corporate Bonds--9.8%
           Banking and Finance--1.1%
 3,000,000 J.P. Morgan Chase & Co.
           1.53%, 2/24/05 FRN........   3,009,531
   525,000 NBD Bank (Michigan)
           6.25%, 8/15/03............     528,137
                                      -----------
                                        3,537,668
                                      -----------
           Beverages--1.6%
 5,000,000 Coca-Cola Enterprises
           6.625%, 8/01/04...........   5,273,555
                                      -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                      Value
----------                                -----------
           Corporate Bonds (Continued)
           Financial Services--4.5%
$  500,000 Associates Corp. NA
           5.75%, 11/01/03............... $   507,568
 4,000,000 Citigroup, Inc.
           1.42%, 7/26/04 FRN............   4,004,840
 2,250,000 General Electric Capital Corp.
           1.24%, 3/15/05 FRN............   2,253,719
 3,000,000 Merrill Lynch & Co.
           5.70%, 2/06/04................   3,079,359
 5,000,000 Merrill Lynch & Co.
           1.73%, 1/13/06 FRN............   5,032,780
                                          -----------
                                           14,878,266
                                          -----------
           Health Care Products and Services--1.5%
 4,762,000 Abbott Laboratories
           5.125%, 7/01/04...............   4,945,456
                                          -----------
           Retail--Apparel and Shoes--0.5%
 1,620,000 Nike, Inc.
           6.375%, 12/01/03..............   1,652,611
                                          -----------
           Retail--Discount Stores--0.2%
   700,000 Wal-Mart Stores, Inc.
           4.375%, 8/01/03...............     701,801
                                          -----------
           Telecommunications--0.2%
   721,000 New York Telephone Co.
           6.25%, 2/15/04................     742,627
                                          -----------
           Utilities--Gas and Electric--0.2%
   500,000 Baltimore Gas & Electric
           5.50%, 4/15/04................     516,699
                                          -----------
           Total Corporate Bonds
           (Cost $32,060,973)............  32,248,683
                                          -----------

 Principal
  Amount                                   Value
-----------                             -----------
            Commercial Paper--9.1%
            Asset-Backed Securities--Trade & Lease
            Receivables--4.6%
$ 5,000,000 Compass Securitization LLC
            0.97%, 7/23/03............. $ 4,996,750
 10,000,000 Preferred Receivables
            Funding Corp.
            1.06%, 7/17/03.............   9,995,100
                                        -----------
                                         14,991,850
                                        -----------
            Financial Services--1.5%
  5,000,000 CIT Group Inc.
            1.28%, 7/28/03.............   4,995,900
                                        -----------
            Special Purpose Entity--3.0%
 10,000,000 Moat Funding Corp.
            1.22%, 7/08/03.............   9,997,628
                                        -----------
            Total Commercial Paper
            (Cost $29,985,153).........  29,985,378
                                        -----------
            Certificates of Deposit--2.9%
            Banking and Finance--2.9%
  2,500,000 Danske Bank
            1.84%, 10/17/03............   2,505,934
  2,000,000 Mercantile Bankshares Corp.
            2.05%, 7/18/03.............   2,000,920
  5,000,000 Mercantile Safe Deposit &
            Trust Co.,
            1.40%, 1/29/04.............   5,010,114
                                        -----------
            Total Certificates of
            Deposit
            (Cost $9,500,000)..........   9,516,968
                                        -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                   Value
----------                             ------------
           Money Market Fund--3.1%
10,164,828 ACM Institutional Reserves
           (Prime Portfolio), 0.97%(a)
           (Cost $10,164,828)......... $ 10,164,828
                                       ------------
           Total Investments
           (Cost $325,774,368)(b)--
           99.7%......................  327,144,436
           Other assets less
           liabilities--0.3%..........    1,060,266
                                       ------------
           Net Assets--100.0%......... $328,204,702
                                       ------------

+ Discounted rate at time of purchase for United States Government Agencies and Obligations.
(a)Represents annualized 7 day yield at June 30, 2003.
(b)The cost stated also approximates the aggregated cost for Federal income tax purposes. At June 30, 2003, net unrealized appreciation was $1,370,068 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $1,434,164 and aggregate gross unrealized depreciation of $64,096.
FRN Floating Rate Note. Coupon shown is rate in effect at June 30, 2003.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)



           ASSETS:
             Investments at market value,
              (Cost $325,774,368)..................... $327,144,436
             Receivables:
              Investments sold........................   11,798,125
              Interest................................    1,377,715
              Capital stock sold......................      692,181
             Other assets.............................       20,697
                                                       ------------
              Total Assets............................  341,033,154
                                                       ------------
           LIABILITIES:
             Due to custodian.........................       19,572
             Payables:
              Investments purchased...................    7,696,965
              Capital stock repurchased...............    4,880,247
              Dividends...............................      134,280
              Services provided by the Bank of New
               York and Administrator.................       64,325
             Accrued expenses and other liabilities...       33,063
                                                       ------------
              Total Liabilities.......................   12,828,452
                                                       ------------
           NET ASSETS:................................ $328,204,702
                                                       ------------
           SOURCES OF NET ASSETS:
             Capital stock @ par...................... $    163,568
             Capital surplus..........................  327,264,190
             Overdistributed net investment income....     (760,456)
             Accumulated net realized gain on
              investments.............................      167,332
             Net unrealized appreciation on
              investments.............................    1,370,068
                                                       ------------
           Net Assets................................. $328,204,702
                                                       ------------
           INSTITUTIONAL SHARES
             Net assets............................... $324,309,037
                                                       ------------
             Shares outstanding.......................  161,626,628
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       2.01
                                                       ------------
           INVESTOR SHARES
             Net assets............................... $  3,895,665
                                                       ------------
             Shares outstanding.......................    1,941,688
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       2.01
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                           Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

          INVESTMENT INCOME:
            Interest..................................... $2,858,639
                                                          ----------
          EXPENSES:
            Advisory.....................................    143,442
            Administration...............................    143,442
            Accounting services..........................     29,686
            Custodian....................................     25,942
            Registration and filings.....................     19,251
            Transfer agent...............................     14,864
            Directors....................................      6,649
            Legal........................................      6,637
            Audit........................................      5,695
            12b-1 fee--Investor Shares...................      5,515
            Cash management..............................      2,761
            Reports to shareholders......................      2,376
            Other........................................     12,028
                                                          ----------
             Total Expenses..............................    418,288
            Fees waived by The Bank of New York
             (Note 3)....................................    (54,466)
                                                          ----------
             Net Expenses................................    363,822
                                                          ----------
             Net Investment Income.......................  2,494,817
                                                          ----------
          REALIZED AND UNREALIZED GAIN
           ON INVESTMENTS:
          Net realized gain on investments...............     91,319
          Increase (decrease) in unrealized appreciation/
           depreciation on investments...................    667,962
                                                          ----------
          Net realized and unrealized gain on
           investments...................................    759,281
                                                          ----------
          Net increase in net assets resulting from
           operations.................................... $3,254,098
                                                          ----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statements of Changes in Net Assets

                                                                                               For the Period
                                                                             Six Months Ended   May 1, 2002*
                                                                              June 30, 2003        Through
                                                                               (Unaudited)    December 31, 2002
                                                                             ---------------- -----------------
OPERATIONS:
  Net investment income.....................................................   $  2,494,817     $   1,967,204
  Net realized gain on investments..........................................         91,319           108,396
  Increase (decrease) in unrealized appreciation/depreciation on
   investments..............................................................        667,962           702,106
                                                                               ------------     -------------
   Net increase in net assets resulting from operations.....................      3,254,098         2,777,706
                                                                               ------------     -------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares................     (2,896,143)       (2,275,006)
                         Investor Shares....................................        (40,154)          (43,557)
                                                                               ------------     -------------
                                                                                 (2,936,297)       (2,318,563)
                                                                               ------------     -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares....................    177,332,128       348,689,203
                     Investor Shares........................................      1,138,083         6,805,726
  Proceeds from shares issued on
   reinvestment of dividends: Institutional Shares..........................      1,738,731         1,559,740
                   Investor Shares..........................................         40,650            39,096
  Value of capital stock repurchased: Institutional Shares..................    (85,540,775)     (120,229,969)
                      Investor Shares.......................................     (2,794,377)       (1,350,478)
                                                                               ------------     -------------
  Net increase in net assets resulting from capital stock transactions......     91,914,440       235,513,318
                                                                               ------------     -------------
   Increase in Net Assets...................................................     92,232,241       235,972,461
NET ASSETS:
  Beginning of period.......................................................    235,972,461                --
                                                                               ------------     -------------
  End of period (includes overdistributed net investment income of $760,456
   at June 30, 2003 and $318,976 December 31, 2002).........................   $328,204,702     $ 235,972,461
                                                                               ------------     -------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.........................................     88,387,640       174,322,306
         Investor Shares....................................................        567,598         3,402,399
  Shares issued on reinvestment of dividends: Institutional Shares..........        868,109           779,205
                           Investor Shares..................................         20,278            19,548
  Shares repurchased: Institutional Shares..................................    (42,623,862)      (60,106,770)
             Investor Shares................................................     (1,394,140)         (673,995)
                                                                               ------------     -------------
   Net increase.............................................................     45,825,623       117,742,693
  Shares outstanding, beginning of period...................................    117,742,693                --
                                                                               ------------     -------------
  Shares outstanding, end of period.........................................    163,568,316       117,742,693
                                                                               ------------     -------------

*Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Financial Highlights

                                                                  Institutional Shares
                                                           ------------------------------
                                                                             For the Period
                                                           Six Months Ended   May 1, 2002*
                                                            June 30, 2003        Through
                                                             (Unaudited)    December 31, 2002
                                                           ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period....................     $   2.00         $   2.00
                                                               --------         --------
Gain from investment operations
Net investment income.....................................         0.02             0.03
Net realized and unrealized gain on investments...........         0.01               --
                                                               --------         --------
 Total from investment operations.........................         0.03             0.03
                                                               --------         --------
Dividends
Dividends from net investment income......................        (0.02)           (0.03)
                                                               --------         --------
Net asset value at end of period..........................     $   2.01         $   2.00
                                                               --------         --------
TOTAL RETURN:.............................................         1.53%**          1.63%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...............     $324,309         $230,467
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York........         0.25%***         0.25%***
 Expenses, prior to waiver from The Bank of New York......         0.29%***         0.38%***
 Net investment income, net of waiver from The Bank of New
   York...................................................         1.74%***         1.97%***
Portfolio turnover rate...................................           50%              40%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                    Investor Shares
                                                           ------------------------------
                                                                             For the Period
                                                           Six Months Ended   May 2, 2002*
                                                            June 30, 2003        through
                                                             (Unaudited)    December 31, 2002
                                                           ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period....................      $ 2.00           $ 2.00
                                                                ------           ------
Gain from investment operations
Net investment income.....................................        0.02             0.02
Net realized and unrealized gain on investments...........        0.01             0.01
                                                                ------           ------
 Total from investment operations.........................        0.03             0.03
                                                                ------           ------
Dividends
Dividends from net investment income......................       (0.02)           (0.03)
                                                                ------           ------
Net asset value at end of period..........................      $ 2.01           $ 2.00
                                                                ------           ------
TOTAL RETURN:.............................................        1.41%**          1.43%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...............      $3,896           $5,505
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York........        0.50%***         0.50%***
 Expenses, prior to waiver from The Bank of New York......        0.54%***         0.60%***
 Net investment income, net of waiver from The Bank of New
   York...................................................        1.52%***         1.72%***
Portfolio turnover rate...................................          50%              40%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of twenty separate series. The four series presented in these financial statements are the BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton Treasury Money Fund (the "Treasury Money Fund"), BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") and BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). The Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund consist of three classes of shares: Hamilton Shares, Premier Shares, and Classic Shares. The Enhanced Income Fund consists of two classes of shares: Institutional Shares and Investor Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) Security Valuations

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund, Treasury Money Fund, New York Tax-Exempt Money Fund, and short-term securities with a remaining maturity of 60 days or less in the Enhanced Income Fund are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  The Enhanced Income Fund may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income is accrued daily.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                            % of Average
                                          Daily Net Assets
                                          ----------------
                     Money Fund..........       .10%
                     Treasury Money Fund.       .10%
                     New York Tax-Exempt
                      Money Fund.........       .10%
                     Enhanced Income Fund       .10%

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Admin-istrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                               % of Average
                                             Daily Net Assets
                                             ----------------
                   Money Fund...............       .10%
                   Treasury Money Fund......       .10%
                   New York Tax-Exempt Money
                    Fund....................       .10%
                   Enhanced Income Fund.....       .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2003 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2003 the Enhanced Income Fund did not earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                   Hamilton Premier Classic
                                    Shares  Shares  Shares
                                   -------- ------- -------
                     New York Tax-
                     Exempt Money
                     Fund.........   .25%     .50%    .75%

                     Institutional Investor
                        Shares      Shares
                     ------------- --------
Enhanced Income Fund      .25%       .50%

  In addition, the Administrator has agreed to waive its fees for the Enhanced Income Fund. This waiver is voluntary and may be discontinued at any time.

  The Money Fund and Treasury Money Fund did not have any expense waivers for the six months ended June 30, 2003.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund. Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                  Date of
                               Implementation
Name of Fund          Class    of 12b-1 Plan
------------          -----   ----------------
Money Fund.......... Classic  December 4, 1995
Treasury Money Fund. Classic   April 30, 1999
New York Tax-Exempt
 Money Fund......... Classic   April 1, 2002
Enhanced Income Fund Investor   May 2, 2002

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund, pursuant to which, Premier Shares and Classic Shares of the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Premier Shares and Classic Shares of the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund, the Treasury Money Fund and the New York Tax-Exempt Money Fund.

4. Portfolio Securities

  For the six months ended June 30, 2003, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                      Enhanced Income Fund
                    ------------------------
                     Purchases      Sales
                    ------------ -----------
US Gov't Securities $137,133,597 $79,589,987
All Others.........   34,857,606  27,787,466

5. Federal Income Taxes

  For federal income tax purposes, the Fund indicated below has capital loss carryforwards as of December 31, 2002 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                    Capital Loss
                    Carryforward Expiration
                    ------------ ----------
New York Tax-Exempt
 Money Fund........    2,956        2004
                       1,030        2005
                       1,681        2007
                       1,412        2010

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2002 were as follows:

                                          *Distributions paid from:
                                      ----------------------------------
                                                  Net long     Total
                                                    term      taxable
                                       Ordinary   capital  distributions
                                        income     gains       paid
                                      ----------- -------- -------------
       Money Fund.................... $98,542,500       --   $98,542,500
       Treasury Money Fund...........  21,567,011       --    21,567,011
       New York Tax-Exempt Money Fund      37,923       --        37,923
       Enhanced Income Fund..........   2,318,563       --     2,318,563

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. The following tax-exempt income distribution was paid by the New York Tax-Exempt Money Fund in the amount of $661,905.

  As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                             Accumulated                    Total
                                     Undistributed Undistributed             capital and    Unrealized   accumulated
                                       ordinary      long-term   Accumulated    other     appreciation/   earnings/
                                        income     capital gains  earnings     losses     (depreciation)  (deficit)
                                     ------------- ------------- ----------- -----------  -------------- -----------
Money Fund..........................       $74,487            --      74,487          --              --    $ 74,487
Treasury Money Fund.................        41,331            --      44,518          --              --      41,331
New York Tax-Exempt Money Fund......            --            --          --      (7,079)             --      (7,079)
Enhanced Income Fund................        76,013            --      76,013          --         383,130     459,143

6. Written Option Activity

  At June 30, 2003, the Enhanced Income Fund did not have any outstanding options.

7. Reclassification Of Capital
Accounts

  At December 31, 2002, reclassifications were made to the capital accounts of the Treasury Fund and Enhanced Income Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. Concentration Of Risk

  The New York Tax-Exempt Money Fund invest substantially all of their respective assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                             Principal Occupations
    Director         Position                During Past Five Years
    --------         --------                ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 68          Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, President and Chief Executive Officer,
                                  Industrial Petro-Chemicals, Inc., 1981 to
                                  Present.

James E. Quinn... Director        President, Tiffany & Co., January 2003 to
  Age 51                          Present; Member, Board of Directors, Tiffany
                                  & Co., January 1995 to Present; Vice
                                  Chairman, Tiffany & Co., 1999 to Present;
                                  Executive Vice President, Tiffany & Co.,
                                  March 1992 to 1999.

                                              Principal Occupations
        Director          Position            During Past Five Years
        --------          --------            ----------------------
Karen Osar............... Director Senior Vice President and Chief Financial
  Age 53                           Officer, Westvaco Corp., 1999 to May 2003;
                                   Vice President & Treasurer, Tenneco Inc.,
                                   January 1994 to 1999; Managing Director of
                                   Corporate Finance Group, J.P. Morgan & Co.,
                                   Inc.; held various other positions at J.P.
                                   Morgan & Co., Inc. from 1975-1994.

Kim Kelly................ Director Executive Vice President and Chief Financial
  Age 46                           Officer, Insight Communication since 1990 to
                                   Present; Chief Operating Officer, Insight
                                   Communications, January 1998 to Present;
                                   Marine Midland Bank from 1982 to 1990.
                                   Senior Vice President with primary
                                   responsibility for media lending activities,
                                   Marine Midland Bank 1988. Held various
                                   other positions at Marine Midland Bank from
                                   1982 to 1988. Member of the National Cable
                                   Televisions Association Subcommittee for
                                   Telecommunications Policy and National
                                   Cable Television Association Subcommittee for
                                   Accounting.

John R. Alchin........... Director Executive Vice President and Treasurer,
  Age 54                           Comcast Corporation, 1990 to Present.
                                   Managing Director of Toronto Dominion
                                   Bank prior to 1990.

Newton P.S. Merrill...... Director Senior Executive Vice President, The Bank of
  Age 63                           New York, 1994 to May 2003; Executive Vice
                                   President and Group Executive, Bank of
                                   Boston, 1991-1994.

                                                            Principal Occupations
        Director                Position                    During Past Five Years
        --------                --------                    ----------------------
Kevin Bannon............. President and        Executive Vice President, The Bank of New
  Age 51                  Principal Executive  York, 1993 to Present.
                          Officer

William J. Tomko......... Vice President       President, BISYS Fund Services, Inc., 1999 to
  Age 44                                       Present.

Michael A. Grunewald..... Vice President       Manager, Client Services, BISYS Fund Services,
  Age 32                                       Inc., 1993 to Present.

Richard Baxt............. Vice President       Senior Vice President, Client Services, BISYS
  Age 49                                       Fund Services, Inc., 1997 to Present; General
                                               Manager of Investment and Insurance, First
                                               Fidelity Bank; President, First Fidelity Brokers;
                                               President, Citicorp Investment Services.

George Roeck............. Treasurer and        Vice President, Director of Administration and
  Age 44                  Principal Accounting Tax Services, Accounting and Administrative
                          Officer              Services, The Bank of New York, 2003 to
                                               Present; Chief Financial Officer for Greenbridge
                                               Group, 2001 to 2002; Chief Financial Officer
                                               for GSCP, Inc., 1998 to 2001.

Lisa M. Hurley........... Secretary            Executive Vice President, Legal Services, BISYS
  Age 47                                       Fund Services, Inc., 1995--Present; Attorney,
                                               private practice, 1990 to 1995.

Alaina V. Metz........... Assistant Secretary  Chief Administrator, Administration Services
  Age 35                                       of BISYS Fund Services, Inc., June 1995 to
                                               Present; Supervisor of Mutual Fund Legal
                                               Department, Alliance Capital Management,
                                               May 1989 to June 1995.

Kim R. Grundfast......... Assistant Secretary  Assistant Counsel, Legal Services of BISYS
  Age 31                                       Fund Services, Inc., 2002 to Present; Attorney,
                                               private practice, 2000 to 2002; Senior Judicial
                                               Law Clerk, Massachusetts Superior Court,
                                               1998 to 2000.

The Funds' Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Premier Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Classic Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund or Enhanced Income Fund.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] Hamilton Funds


                        ADVISED BY THE BANK OF NEW YORK

                          90 Park Avenue, 10th Floor
                              New York, NY 10016



                                                                 SAR-MONEY 6/03

                                   [LOGO] BNY


                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2003

                             [LOGO] Hamilton Funds


                        ADVISED BY THE BANK OF NEW YORK


   INTERMEDIATE TAX-EXEMPT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE INVESTMENT GRADE FUND

   HIGH YIELD FUND

   U.S. BOND MARKET INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter


Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton Funds for the six months ended June 30, 2003. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance during the first half of the year, and the strategies they are pursuing in an attempt to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

In the early months of 2003, the overall tone of the economy and the markets was lackluster. While the economy did not show signs of slipping back into recession, neither did it appear to be heading for a solid recovery. Complicating the situation on the domestic front was the threat of war with Iraq. As it became increasingly clear that the U.S. was headed for battle, uncertainty about the war's ultimate outcome and impact cut into consumer confidence, corporate spending and hiring, and investor sentiment. The equity markets were constrained for most of the year's first quarter, with more defensive stocks generally outperforming more economically sensitive names.

In the second quarter, however, a number of factors helped to buoy the markets and suggested that better days may be ahead for the economy. When first-quarter corporate earnings were reported, in many cases they exceeded market expectations. In addition, the primary military action in Iraq came to a swift and successful conclusion. With the war receding somewhat from the headlines, investors began to refocus their attention on the prospects for an economic rebound.

Overall, economic indicators were mixed, particularly with respect to employment data. Investors' hopes for recovery nonetheless remained high, helping to drive the equity markets firmly upward. All major sectors of the equity markets produced positive returns for the six months, though the strongest performers were riskier, lower-quality stocks, including those in the Technology and Telecommunications sectors. Small-cap stocks generally outperformed large-cap issues. With investors' appetite for risk rising, stocks in the growth investment style outperformed more defensive value-oriented names. For the first six months of 2003, the S&P 500(R) Index of large-capitalization U.S. stocks returned 11.77%.

The slow economic recovery continued to be driven by consumer spending, with corporate capital expenditures remaining quite sluggish. Continued low interest rates led even more individuals to refinance their homes, freeing up more money for other purchases. In addition, new tax legislation put in place in May promised to provide further fiscal stimulus to consumer spending.

Occasionally there were signs that business spending might come back to life, but the significant uncertainties in the year's first quarter--followed by mixed economic data in the second--helped to keep a tight lid on new capital expenditures and new hiring activity. Opinions varied as to how soon companies would need to begin to spend in order to update technology, with some observers believing significant new spending was imminent, while others believed there was still considerable overcapacity to be worked through before any major spending initiatives would begin in earnest.

International markets largely took their cue from the U.S. At the beginning of the year, concerns about Iraq and other geopolitical tensions, along with disappointing economic news, led to stock-market declines in many global markets, particularly in core European markets such as Germany and France. The European Central Bank did seek to stimulate the region's economy by cutting interest rates.

Again following the lead of the U.S., the global markets began to turn around near the end of the first quarter. The coalition success in Iraq, along with further interest-rate cuts, helped to increase investor confidence in a global economic recovery. This helped global stock markets to deliver a strong second-quarter performance, and to end the first half of the year in positive territory.

The U.S. dollar continued to lose value in foreign exchange terms, with the Euro's gains being particularly strong. This depreciation of the dollar significantly enhanced the returns experienced by U.S.-based individuals investing abroad. Japan was an exception to this currency trend, as the Yen actually depreciated slightly against the dollar. For the first half of the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned 9.85%.

With respect to the fixed-income markets, the largest single trend was the continuation of the Federal Reserve's aggressive efforts to stimulate the economy and stave off the threat of deflation. The Federal Reserve held the federal funds target rate at 1.25% for most of the six months, though it did issue statements outlining its deflation concerns. Then, at its June meeting, the Federal Reserve cut the target rate by one-fourth of a percentage point, bringing the rate to a 50-year low of 1.00%.

In this environment, all major fixed-income sectors posted positive returns. As in the equity markets, investors gained confidence in the prospects for the economy, with an accompanying increase in their tolerance for risk. This caused bonds in the "spread" sectors--that is, mortgage-backed, asset-backed, and corporate bonds--to outperform Treasury securities.

Corporate bonds benefited strongly from this trend. In another parallel with the stock market, lower-quality corporate bonds outperformed higher-rated issues, with high-yield corporate bonds being the strongest-performing asset class, outpacing stocks for the six-month period. Even within that sector, bonds at the lower rungs of the credit-quality ladder outperformed those in the higher non-investment-grade tiers.

Consistent signs of economic renewal still have yet to take hold, but in our view there are many reasons for optimism with respect to key economic trends. Although work remains to be done in Iraq, and perhaps elsewhere in the world, it appears that a major area of uncertainty has been removed from the landscape. This has helped to keep the consumer confident and active, spending at levels sufficient to drive at least modest economic growth. The outlook for continued low interest rates suggests that the low mortgage rates that have helped to support this spending will persist for the foreseeable future.

Corporate earnings in a variety of sectors are showing signs of meaningful improvement. The question of just when corporations will be willing to commit significant dollars to new capital expenditures remains unanswered.

While overcapacity may remain an issue in some sectors, in others the desire to take advantage of improved technologies--and replace worn-out or obsolete equipment--may emerge more quickly. The prospects for further gains in corporate profits suggest that a pick-up in capital spending--and in hiring as well--will ultimately materialize. We believe these developments are the critical underpinnings that could turn the current economic recovery into a self-sustaining economic expansion.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers.............................................. Page  5

BNY Hamilton Intermediate Tax-Exempt Fund
 Schedule of Investments.........................................      18
 State Diversification...........................................      28
 Statement of Assets and Liabilities.............................      29
 Statement of Operations.........................................      29
 Statements of Changes in Net Assets.............................      30
 Financial Highlights............................................      31

BNY Hamilton Intermediate New York Tax-Exempt Fund
 Schedule of Investments.........................................      33
 Statement of Assets and Liabilities.............................      41
 Statement of Operations.........................................      41
 Statements of Changes in Net Assets.............................      42
 Financial Highlights............................................      43

BNY Hamilton Intermediate Government Fund
 Schedule of Investments.........................................      45
 Statement of Assets and Liabilities.............................      50
 Statement of Operations.........................................      50
 Statements of Changes in Net Assets.............................      51
 Financial Highlights............................................      52

BNY Hamilton Intermediate Investment Grade Fund
 Schedule of Investments.........................................      54
 Statement of Assets and Liabilities.............................      63
 Statement of Operations.........................................      63
 Statements of Changes in Net Assets.............................      64
 Financial Highlights............................................      65

BNY Hamilton High Yield Fund
 Schedule of Investments......................................... Page  67
 Statement of Assets and Liabilities.............................       77
 Statement of Operations.........................................       77
 Statement of Changes in Net Assets..............................       78
 Financial Highlights............................................       79

BNY Hamilton U.S. Bond Market Index Fund
 Schedule of Investments.........................................       81
 Statement of Assets and Liabilities.............................       93
 Statement of Operations.........................................       93
 Statements of Changes in Net Assets.............................       94
 Financial Highlights............................................       95

Notes to Financial Statements....................................       97

Directors and Officers...........................................      106

BNY Hamilton Intermediate Tax Exempt Fund*

An Interview with Jeffrey Noss, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for your Fund during the first half of the year?
A: A sluggish economy and a weak stock market early in the first half of the year gave way to firming in both areas by late spring. The result was somewhat volatile behavior for the tax-exempt bond market--and for the Fund. Essentially, when the consensus moved toward a recovering economy, stocks rose and bonds fell. When weaker economic data surfaced, bonds rose and stocks fell. In step with these trends, the Fund rose sharply in three months and declined or was flat the other three.

   With the Federal Reserve easing the federal funds target rate by one quarter of a percentage point in late June, short-term interest rates fell to their lowest levels in 50 years. This message of continued accommodation from the Federal Reserve led to record levels of new bond issuance in the municipal market. The market was able to handle this heavy supply without any measurable bottlenecks.

Q: Given this context, how did the Fund perform during this period?
A: For the six months ended June 30, 2003, the Fund posted a total return of 2.99% for Institutional Class Shares and 2.66% for Investor Class Shares./1/ In comparison, the Lehman Brothers Five-Year and Seven-Year Municipal Bond Indexes/2/ returned 3.10% and 4.06%, respectively, for the same period.

Q: What specific factors contributed to the Fund's performance during the period?
A: Throughout the first half of the year, we implemented a three-pronged strategy. We purchased longer-dated, 15- to 25-year securities. At the same time, we sold intermediate-maturity issues and replaced them with cash or near-cash positions. This did not effectively change the Fund's overall duration (interest-rate sensitivity), but it did produce positive returns by positioning the Fund in securities in the best-performing maturities.

   Also, in response to a weaker credit environment, we purchased insured and essential high-grade revenue bonds, which are issued by municipalities and agencies to support essential services, such as hospitals, water and electric. These securities outperformed single A-rated appropriation paper (that is, bonds whose income payments are supported by appropriations in each year's state budget, rather than a dedicated stream of revenue from a specific project).

   Finally, we focused on higher-coupon bonds with short call provisions, which provided a yield boost to the portfolio.

Q: Which of the Fund's holdings were the best performers?/3/
A: Over the six months, the Fund's longer-maturity, high-quality insured and essential purpose revenue bonds performed best.

Q: What changes did you make to the Fund's composition over the six months?/3/
A: In making changes to the portfolio, we focused on sectors and individual bonds that we believed were positioned to outperform. These included bonds in the higher-education, single-family housing, and escrowed sinking-fund sectors. We reduced the Fund's position in state-issued general obligation bonds. Overall, the Fund's coupon and call structure remained essentially the same over the six months.

Q: What is your outlook for the remainder of 2003?
A: We anticipate the economy and equity markets to slowly improve in coming months. With that backdrop, we believe the bond market could remain in a trading range--with bond prices fluctuating within a relatively narrow band. That said, we do anticipate some volatility due to the uncertainty of the pace of economic recovery, the impact of recent tax reductions, and geopolitical issues. Interest rates may drift slightly higher by year's end. Notwithstanding these circumstances, we believe the municipal market may show relative stability, as demand could remain high against lower new issue volume.

                                                                             TRAILING   TRAILING    SINCE
                                         CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003               MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE TAX-EXEMPT
FUND (INSTITUTIONAL SHARES)              -0.57%   2.21%    2.99%    7.52%     7.66%      5.43%      4.95%
------------------------------------------------------------------------------------------------------------
LEHMAN BROS. 5 YEAR G.O. MUNI BOND INDEX -0.23%   1.84%    3.10%    7.30%     7.66%      5.99%      5.66%
------------------------------------------------------------------------------------------------------------
LEHMAN BROS. 7 YEAR G.O. MUNI BOND INDEX -0.44%   2.66%    4.06%    8.73%     8.30%      6.35%      6.13%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

* The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton Intermediate New York Tax Exempt Fund*

An Interview with Colleen M. Frey, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for your fund during the first half of the year?
A: The major factors influencing the fixed income markets during the first half of the year related to the continued lackluster state of the economy. Despite some recovery in the equity market, the Iraq war, the SARs scare and the Federal Reserve's stated concerns about the threat of deflation all contributed to low economic activity and a significant decline in interest rates since the beginning of the year. By mid-June, short-term interest rates fell to near 50-year lows. Yields on five- and ten-year high-quality municipal bonds closed the first half of the year at 2.17% and 3.30%, respectively. In each case, the figure was nearly half a percentage point lower than where yields began the year.

   Municipal bond issuers took advantage of the low interest rate environment. New issue volume for the first six months of the year was $198 billion, 19% greater than it was at this point in 2002. It appears the stage has been set for another record-volume year.

   Despite predictions to the contrary, the recent cuts in Federal income tax rates have not had a negative effect on the municipal bond market. Investors continue to easily absorb the healthy new issue supply.

Q: Given this context, how did the Fund perform?
A: The Fund's total return was 2.77% for the Institutional Class Shares and
   2.64% for the Investor Class Shares/1/ for the six months ended June 30, 2003. For the same period, the Lehman Brothers Five-Year and Seven-Year General Obligation Bond Indexes/2/ returned 3.10% and 4.06%, respectively.

Q: What strategies accounted for the Fund's performance?
A: The Fund's total return lagged that of its benchmarks primarily because of structural differences between the two--specifically, the Fund's focus on New York bonds. The difference in yield between bonds from New York issuers and those in the general market has widened. This is the result of the well-publicized budgetary pressures in New York State and New York City. The Lehman Brothers Five- and Seven-Year General Obligation Bond Indexes are not region-specific, which over the six months allowed them to perform better than funds invested primarily in New York issues.

   During these difficult economic times, diversification within portfolios is important. To that end, the Fund invests in bonds secured by a variety of revenue sources. Holdings include not only bonds secured by the full faith and taxing power of New York State and its municipalities, but also revenue bonds secured by a variety of dedicated revenues such as highway and bridge tolls, sales-tax receipts, home-mortgage payments, and payments from private higher-education institutions.

   Two sectors of the municipal bond market came under considerable price pressure during the first quarter: airline bonds and tobacco settlement bonds. We have had long-standing credit concerns regarding most of the issuers in these sectors, and have believed they provided inadequate yield to compensate for their risk. To date, we have made a conscious decision to not use these types of debt in the Fund, which contributed positively to our performance.

Q: How did the portfolio's composition change during the six months?/3/
A: The composition of the portfolio did not change substantially over the period. Because of the historically steep yield curve (that is, the difference between short- and long-term yields) and our view that inflation will continue to be benign for the foreseeable future, we continued the strategy we employed throughout most of last year. That involves favoring bonds in the one- to five-year maturity range, and the 10-year and longer range.

   We increased our allocation to bonds maturing beyond ten years to 51%, up from 44%. These bonds provided the best combination of price and coupon return for the period.
   The Fund's average maturity and duration ended the first half of the year at
   5.9 years and 4.8 years, respectively, up slightly from 5.7 years and 4.7 years at the beginning of the year. The portfolio's overall credit quality remained high, with 73% of assets invested in bonds rated AAA or AA by the major rating agencies.

Q: What is your strategic outlook for the remainder of the year?
A: We expect to see moderate economic growth and benign inflation for the rest of 2003. These conditions could potentially keep bond yields within the trading range we've experienced so far this year.

   Because the economic environment for state and local governments appears likely to remain challenging, we expect to continue to emphasize good credit quality in selecting bonds for the portfolio.

                                                                             TRAILING   TRAILING    SINCE
                                         CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003               MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE NEW YORK TAX-
EXEMPT FUND (INSTITUTIONAL SHARES)       -0.70%   1.95%    2.77%    7.25%     7.35%      5.35%      4.94%
------------------------------------------------------------------------------------------------------------
LEHMAN BROS. 5 YEAR G.O. MUNI BOND INDEX -0.23%   1.84%    3.10%    7.30%     7.66%      5.99%      5.66%
------------------------------------------------------------------------------------------------------------
LEHMAN BROS. 7 YEAR G.O. MUNI BOND INDEX -0.44%   2.66%    4.06%    8.73%     8.30%      6.35%      6.13%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


* The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this fund may involve increased risk.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.
4 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY Hamilton Intermediate Government Fund*


An Interview with William Baird, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for U.S. government bonds during the first half of 2003?
A: The bond market was extremely volatile during the first half of the year.
   While the federal funds target rate held firm at 1.25% until late June, Treasury securities traded in a relatively wide range of yields. The end result of this volatility was that yields on Treasuries with maturities from two to ten years shifted downward by approximately three tenths of a percentage point, with the longest Treasury maturities declining by about one tenth of a percentage point less.

   Despite geopolitical uncertainty and some weak macroeconomic data, investors continued to shift assets out of relatively safer fixed-income holdings and into riskier securities. The corporate bond market was a major beneficiary, with some participation from the agency and asset-backed sectors. Excess returns over Treasuries in the corporate sector surpassed three percentage points for the period, with lower quality, BBB rated securities continuing in the leadership role they assumed in late 2002. Although the yield advantage of mortgage-backed bonds relative to Treasuries tightened somewhat during the first quarter of the year, in the second quarter the prices of mortgage-backed securities came under some pressure from record low interest rates, rising fears of mortgage prepayment, and high levels of volatility.

Q: Given this context, how did the Fund perform?
A: For the six-month period ended June 30, 2003, the Fund returned 2.65% for Institutional Class Shares and 2.42% for Investor Class Shares./1/ For the same period, the Lehman Brothers Intermediate Government Bond Index/2/ returned 2.63%.

Q: What strategies accounted for the Fund's performance?
A: The Fund's allocations to specific bond sectors were important to performance. Agency holdings represented a significant portion of Fund assets and performed the best--despite the well-publicized problems of Fannie Mae and Freddie Mac--especially in the intermediate maturity segment. Longer-maturity Treasury and agency bonds performed adequately. The flattening of the yield curve--that is, the narrowing of the difference between yields on long- and short-maturity bonds--that we had anticipated did not materialize.

   While mortgage-backed bonds provided some incremental income, price gains on these securities were minimal in the face of an avalanche of prepayment concerns. Higher-coupon mortgage bonds (those paying 6% and up) were the Fund's poorest performing securities.

Q: How did the portfolio's composition change during the period?/3/
A: The Fund's composition shifted to favor its best-performing sector--agency-backed securities--at the expense of poorer-performing Treasury and mortgage-backed securities. As interest rates declined, we raised the percentage of assets allocated to cash.

Q: What is your strategic outlook for the remainder of 2003?
A: We believe that the Treasury yields reached in mid-June will mark the lows for this interest-rate cycle. Economic data may improve in the year's second half, which would reinforce the trend toward higher equity prices and put pressure on Treasuries. The outlook for inflation remains benign, which may help to reduce the extent of any rise in Treasury yields.

   Given our somewhat cautious stance on the performance of government securities, we intend to emphasize mortgage and agency securities over Treasuries. We believe this approach will allow us to generate yield while maintaining a neutral- to short-duration posture.

                                                                         TRAILING   TRAILING    SINCE
                                     CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003           MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE GOVERNMENT
FUND (INSTITUTIONAL SHARES)          -0.44%   1.65%    2.65%    8.79%     9.28%      6.75%      5.94%
--------------------------------------------------------------------------------------------------------
LEHMAN BROS. INTERMEDIATE GOVERNMENT
INDEX                                -0.16%   1.69%    2.63%    8.62%     9.21%      7.28%      6.59%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

* U.S. Government Guarantees apply only to the underlying securities of the Fund's portfolio and not the funds shares.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.
4 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY Hamilton Intermediate Investment Grade Fund*

An Interview with Patrick K. Byrne, Portfolio Manager

Q: What factors influenced the investment environment for investment-grade bonds during the first half of 2003?
A: The investment environment for bonds during the first half of 2003 was influenced primarily by continued historically low interest rates, Federal Reserve concerns about deflation, geopolitical tensions, and the outperformance of virtually all so-called spread sectors (corporate bonds along with mortgage-backed, asset-backed, and commercial mortgage-backed securities) relative to U.S. Treasurys.

Q: Given this context, how did the Fund perform?
A: The Fund provided a total return of 3.65% for Institutional Class Shares and 3.42% for Investor Class Shares/1/ for the six months ended June 30, 2003. In comparison, the Lehman Brothers Intermediate Government/Credit Index/2 /returned 4.26% for the same period.

Q: What factors accounted for the Fund's performance?
A: The Fund's exposure to the non-Treasury, or spread sectors of the bond market benefited the Fund's performance over the six months. Also, maintaining a modest overweighting in bonds with maturities of 15 years or more added to our returns. Our bias in favor of higher-quality bonds hurt the Fund's relative performance, however, in an environment that favored lower-rated securities.

Q: Which of the Fund's holdings were the best performers?/3/
A: Among the Fund's stronger performers were longer-maturity Treasurys and agency-backed securities, corporate bonds (particularly higher-yield bonds), commercial mortgage-backed securities, and current-coupon residential mortgage passthroughs. Simply put, the fixed-income asset class performed well the first half of 2003, with no major sector posting negative returns.

Q: How did the portfolio's composition change over the six months?/3/
A: The Fund's overall sector allocations changed slightly, though within individual sectors we made significant changes. For example, we slightly increased the Fund's exposure to corporate bonds. As of June 30, this position stood at 25.7% of assets, which still represents an underweighting relative to the Lehman Brothers Aggregate Index. Within this sector, we continued to diversify the Fund's holdings.

   We also reduced our holdings in mortgage-backed, commercial mortgage-backed, and asset-backed securities, taking them to 51.9% of assets from 54.2%. Most of this modest reduction took place among our holdings in mortgage pass-through securities. Higher coupon mortgage pass-throughs came under pressure over the six months, as interest rates moved lower and the risk of refinancing increased.

Q: What is your strategic outlook going forward?
A: We continue to anticipate a recovering economy in the second half of 2003.
   Low inflation and apparent Federal Reserve concerns about deflation could help to keep short-term rates at low levels for the near term. These conditions may also help to create additional attractive opportunities in the non-Treasury sectors of the bond market.

                                                                          TRAILING   TRAILING    SINCE
                                      CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003            MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE INVESTMENT
GRADE FUND (INSTITUTIONAL SHARES)     -0.22%   2.20%    3.65%    9.48%      8.59%     6.25%      5.93%
---------------------------------------------------------------------------------------------------------
LEHMAN BROS. INTERMEDIATE GOVERNMENT/
CORPORATE INDEX                       -0.07%   2.71%    4.26%   10.82%     10.01%     7.64%      6.87%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton High Yield Fund*


An Interview with Michael McEachern, CFA, Senior Portfolio Manager

Q: What factors influenced the investment environment for high-yield bonds during the first half of the year?
A: Although the Fund did not commence operations until May 1, 2003, high-yield bonds represented the best-performing asset class, outperforming other fixed income investment categories and stocks during the first half of 2003. Lower-rated securities (those rated CCC and below) led the market. An improved environment for corporate credit, an increase in capital market liquidity, and historically low yields in Treasury and investment-grade corporate securities all contributed to the performance of high-yield bonds.

Q: Given this context, how did the Fund perform?
A: From its inception on May 1, 2003 through June 30, 2003, the Fund returned
   1.20% for Institutional Class Shares and 1.16% for Investor Class Shares/1/. For the same period, the Merrill Lynch High Yield Master Index/2/ returned 3.57%.

Q: What factors accounted for the Fund's performance?
A: With a large inflow of cash during the first two months of its operation, the Fund contended with a volatile, active market for high-yield debt. Our investment approach emphasizes the higher-rated segment (bonds rated BB and those with strong B ratings) of the high-yield bond market. In June, the returns on CCC rated bonds and those from distressed issuers far outpaced the returns of higher-rated bonds. Historically, lower-quality bonds have experienced similar short periods of outperformance.

Q: Which of the Fund's holdings were the best performers?/3/
A: The Fund's best performers came from issuers in a variety of industries, including paper and building products (Georgia Pacific), real estate (CB Richard Ellis), food (Domino's Inc.), and natural gas (ANR Pipeline). Areas that lagged included utilities (Centerpoint Energy and Edison Mission) and insurance (Liberty Mutual).

Q: How did the portfolio's composition change over the period?/3/
A: As the rally in lower-quality bonds began to take hold, we increased the Fund's allocation to strong B-rated issues, favoring them over BB-rated bonds. We increased the Fund's holdings in sectors such as utilities, media, and energy, all of which had lagged during the difficult market in 2002. We decreased our holdings in sectors such as health care, gaming, and leisure, which provided more stable returns over the same time period.

Q: What is your strategic outlook for the remainder of the year?
A: We remain bullish on high-yield bonds, and believe many of the higher-rated high-yield issuers could benefit from a revitalized economy and the ability to restructure their debt while interest rates remain low. We believe that stronger balance sheets, good corporate governance, and competitive market positions may enable high-yield bonds from a number of issuers to show strength versus both investment-grade bonds and equities.

                                                                     TRAILING   TRAILING
                                 CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS     SINCE
Periods Ended June 30, 2003       MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED INCEPTION
BNY HAMILTON HIGH YIELD FUND
(INSTITUTIONAL SHARES)            1.03%    N/A     N/A      N/A        N/A        N/A       1.20%
---------------------------------------------------------------------------------------------------
MERRILL LYNCH YIELD MASTER INDEX  2.73%   9.67%   17.24%   21.11%     6.22%      3.59%      3.57%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


* Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rate Securities, the potentially higher yield is a function of the greater risk that the Fund's share price will decline.
1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an Investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The advisor has voluntarily agreed to limit the expenses of the Fund to reimburse expenses of the Fund to the extent that total annual operating expenses are greater than .89% of its average daily net assets. Management reserves the right to implement and discontinue expenses limitations at any time. The Advisor assumes a portion of the expenses for the Fund. Inception date of this Fund is 5/1/03.
2 The Merrill Lynch High Yield Master Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. Bonds must be rated below investment grade based on a composite of Moody's and S&P. The index does not have any fees or expenses. One cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton U.S. Bond Market Index Fund*

An Interview with William Baird, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for U.S. bonds during the first half of 2003?
A: The bond market was extremely volatile during the first half of the year.
   While the federal funds target rate held firm at 1.25% until late June, Treasury securities traded in a relatively wide range of yields. The end result of this volatility was that yields on Treasuries with maturities from two to ten years shifted downward by approximately three tenths of a percentage point, with the longest Treasury maturities declining by about one tenth of a percentage point less
   Despite geopolitical uncertainty and some weak macroeconomic data, investors continued to shift assets out of fixed-income holdings and into riskier securities. The corporate bond market was a major beneficiary, with some participation from the agency and asset-backed sectors. Excess returns over Treasuries in the corporate sector surpassed three percentage points for the period, with lower quality, BBB-rated securities continuing in the leadership role they assumed in late 2002. Although the yield advantage of mortgage-backed bonds relative to Treasuries tightened somewhat during the first quarter of the year, in the second quarter the prices of mortgage-backed securities came under some pressure from record low interest rates, rising fears of mortgage prepayment, and high levels of volatility.

Q: Given this context, how did the Fund perform?
A: The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund returned 3.80% for Institutional Class Shares and 3.71% for Investor Class Shares/1/ for the six months ended June 30, 2003. For the same period, the Lehman Brothers Aggregate Bond Index/2/ returned 3.92%.

Q: How did the portfolio's composition change over the past six months?/3/
A: Given the Fund's objective, its composition is managed to reflect that of the Lehman Brothers Aggregate Bond Index. So far in 2003, the index's composition has been relatively stable, and therefore so has the Fund's.

Q: What is your strategic outlook for the remainder of 2003?
A: We believe that the Treasury yields reached in mid-June will mark the lows for this interest-rate cycle. Economic data may improve in the year's second half, which would reinforce the trend toward higher equity prices and put pressure on Treasuries. The outlook for inflation remains benign, which could help to reduce the extent of any rise in Treasury yields.

   The Fund will continue to attempt to match the performance of the Lehman Brothers Aggregate Bond Index by holding fixed-income securities in proportions that reproduce as closely as possible the sector, maturity, and credit-quality characteristics of that index.

                                                                        TRAILING   TRAILING    SINCE
                                    CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003          MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON U.S. BOND MARKET INDEX
FUND (INSTITUTIONAL SHARES)         -0.17%   2.54%    3.80%   10.49%      9.81%      N/A        9.89%
-------------------------------------------------------------------------------------------------------
LEHMAN BROS. AGGREGATE BOND INDEX   -0.20%   2.50%    3.92%   10.40%     10.09%     7.54%      10.23%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


* The performance of the Fund is expected to be lower than that of the Lehman Brothers Aggregate Bond Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price declines.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor and sub-administrator have agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor and sub-administrator have voluntarily agreed to waive a portion of their fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

                                                           Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                    Ratings   Rate     Date     Value
----------                                                 ------- -------- -------- ----------
           Municipal Bonds--99.6%
           Education--21.5%
$3,725,000 Colorado University Enterprise System
           Revenue, Series A, FGIC Insured+............... Aaa/AAA  4.750%  6/01/16  $3,964,368
 3,065,000 Connecticut State Health and Educational
           Facility (Connecticut State University)........  A1/AA   4.000   11/01/04  3,185,577
 1,700,000 Delaware County Authority Revenue
           (Villanova University), Floating Rate
           Notes++........................................ Aa3/AA-  2.000   8/01/17   1,706,375
 2,500,000 District of Columbia (Georgetown University),
           Series A, MBIA Insured+........................ Aaa/AAA  6.000   4/01/18   2,889,175
 2,000,000 District of Columbia Revenue (George
           Washington University), MBIA Insured+.......... Aaa/AAA  5.500   9/15/07   2,277,220
 1,000,000 Illinois Educational Facility Authority Revenue
           (Northwestern University)...................... Aa1/AA+  5.000   11/01/32  1,125,770
 1,000,000 Illinois Educational Facility Authority Revenue
           (University of Chicago), Series A.............. Aa1/AA   5.000   7/01/08   1,124,890
 2,800,000 Indiana University Student Fee, Series K....... Aa2/AA   6.000   8/01/17   3,127,376
 1,500,000 Indiana University Student Fee, Series M....... Aa2/AA   5.750   8/01/10   1,718,475
 1,425,000 Indiana University Student Fee, Series N,
           MBIA Insured+.................................. Aaa/AAA  5.000   8/01/11   1,610,549
 1,000,000 Lancaster Pennsylvania Higher Education
           Authority College Revenue (Franklin &
           Marshall College)..............................  A1/A+   4.000   4/15/12   1,056,450
 3,350,000 Massachusetts State Health and Educational
           Facility Authority Revenue (Massachusetts
           Institute of Technology)....................... Aaa/AAA  5.000   7/01/18   3,777,761
 1,000,000 Massachusetts State Health and Educational
           Facility Authority Revenue (Williams College),
           Series H....................................... Aa1/AA+  4.625   7/01/28   1,004,450
 2,375,000 Metropolitan Govt. Nashville and Davidson
           County Tennessee H & E Facility (Vanderbilt
           University).................................... Aa2/AA   5.000   10/01/19  2,519,163

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                           Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                    Ratings   Rate     Date     Value
----------                                                 ------- -------- -------- ----------
           Municipal Bonds (Continued)
$1,000,000 Minnesota State Higher Educational Facilities
           Authority Revenue (Carleton College)........... Aa2/NR   5.300%  11/01/13 $1,125,610
 3,225,000 New Jersey State Educational Facilities
           Authority Revenue (Princeton University),
           Series E....................................... Aaa/AAA  5.000   7/01/17   3,550,176
 1,000,000 New Jersey State Educational Facility Authority
           Revenue (Princeton Theological Seminary),
           Series G....................................... Aaa/AAA  4.250   7/01/18   1,017,960
 1,460,000 New Jersey State Educational Facility Authority
           Revenue (Princeton University), Series E....... Aaa/AAA  5.000   7/01/18   1,558,784
 2,935,000 New Jersey State Educational Facility Authority
           Revenue (Princeton University), Series H....... Aaa/AAA  5.000   7/01/15   3,215,557
 1,000,000 New Jersey State Educational Facility Authority
           Revenue (Rowan University), Series C,
           FGIC Insured+.................................. Aaa/AAA  5.250   7/01/13   1,141,970
 1,140,000 New York State Dormitory Authority
           Revenue (Barnard College),
           AMBAC Insured+................................. Aaa/AAA  5.250   7/01/16   1,256,588
 2,000,000 New York State Dormitory Authority
           Revenue (Columbia University), Series A........ Aaa/AAA  5.250   7/01/21   2,175,740
 1,000,000 New York State Dormitory Authority
           Revenue (Cornell University)................... Aa1/AA+  5.400   7/01/14   1,104,110
 2,020,000 Private Colleges & Universities Authority
           (Emory University Project), Series A........... Aa2/AA   5.500   11/01/06  2,274,884
 1,000,000 Southwest Higher Education Authority
           Revenue, (Southern Methodist University
           Project), AMBAC Insured+....................... Aaa/AAA  5.500   10/01/14  1,158,570
 1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College)........................... Aa1/AA+  5.000   9/15/08   1,133,460
 1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College)........................... Aa1/AA+  5.250   9/15/09   1,153,960
 2,185,000 Texas A & M University Revenue................. Aa1/AA+  5.000   5/15/08   2,398,627
 2,000,000 Texas A & M University Revenue................. Aa1/AA+  5.375   5/15/14   2,219,340

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                          Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                   Ratings   Rate     Date      Value
----------                                                ------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,260,000 Texas A & M University Revenue, Series A...... Aa1/AA+  5.375%  5/15/15  $ 2,546,794
 1,665,000 University of Virginia, Series B.............. Aaa/AAA  5.000   6/01/18    1,805,859
 1,900,000 Utah State Board Regents Revenue,
           MBIA Insured+................................. Aaa/AAA  4.750   4/01/25    1,920,843
                                                                                    -----------
                                                                                     63,846,431
                                                                                    -----------
           General Obligations--29.2%
 1,000,000 Aldine Texas Independent School District...... Aaa/AAA  5.375   2/15/09    1,112,420
 2,025,000 Arlington County Virginia Public
           Improvement................................... Aaa/AAA  4.500   2/01/13    2,197,895
 2,500,000 Austin Texas Independent School District...... Aaa/AAA  5.000   8/01/15    2,832,600
 1,000,000 Beaufort County South Carolina................ Aaa/AAA  4.600   2/01/07    1,093,520
 1,000,000 Charleston County South Carolina Public
           Improvement................................... Aa1/AA+  5.250   9/01/17    1,095,500
 3,000,000 Chicago Illinois, FSA Insured+................ Aaa/AAA  5.500   1/01/12    3,488,280
 2,500,000 Delaware State, Series A...................... Aaa/AAA  5.125   4/01/05    2,669,200
 2,000,000 Durham County North Carolina, Series B........ Aaa/AAA  5.000   4/01/15    2,216,440
 1,460,000 Florida State Board of Educational Cap Outlay,
           Series A...................................... Aa2/AA+  5.250   6/01/16    1,594,130
 2,500,000 Fulton County Georgia School District......... Aa2/AA   5.375   1/01/17    2,915,775
 2,285,000 Gwinnett County Georgia School District,
           Series A...................................... Aaa/AA+  6.400   2/01/09    2,749,632
 4,000,000 Houston Texas Public Improvement,
           Series A...................................... Aa3/AA-  5.250   3/01/13    4,514,079
 2,000,000 Illinois State................................ Aa3/AA   5.000   6/01/06    2,193,000
 1,575,000 Klein Texas Independent School District....... Aaa/AAA  5.000   8/01/19    1,677,879
 1,500,000 Lake County Illinois First District Land
           Acquisition & Development..................... Aaa/AAA  5.500   12/15/10   1,757,880
 2,185,000 Maryland State & Local Facilities Loan-
           2nd Series.................................... Aaa/AAA  5.250   6/15/05    2,354,206
 2,000,000 Maryland State & Local Facilities Loan-
           3rd Series.................................... Aaa/AAA  5.000   10/15/07   2,198,680
 2,500,000 Massachusetts State Construction Loan,
           Series A...................................... Aa2/AA   5.000   6/01/14    2,823,275

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                        Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                 Ratings   Rate     Date      Value
----------                                              ------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,500,000 McKinney Texas Independent School
           District.................................... Aaa/AAA  5.000%  2/15/14  $ 1,657,860
 1,300,000 Milwaukee Wisconsin, Series O............... Aa2/AA   5.000   6/15/08    1,464,359
 2,000,000 Milwaukee, Wisconsin Metropolitan Sewer
           District, Series A.......................... Aa1/AA+  6.250   10/01/04   2,128,800
 1,250,000 Missouri State 3rd Street Building, Series A Aaa/AAA  5.000   10/01/05   1,353,788
 1,290,000 Montana State, Long Range Building Program,
           Series D.................................... Aa3/AA-  5.000   8/01/08    1,463,750
 3,215,000 Nevada State Municipal Bond Bank Project
           #52, Series A............................... Aa2/AAA  6.375   5/15/06    3,645,585
 2,760,000 Nevada State Municipal Bond Bank Project
           #66 & 67, Series A.......................... Aa2/AA   5.250   5/15/10    3,110,299
 2,000,000 Nevada State, Series A...................... Aa2/AA   5.000   7/01/04    2,080,040
 2,500,000 New Jersey State............................ Aa2/AA   5.000   5/01/06    2,739,600
 2,000,000 New Jersey State, Series E.................. Aa2/AA   5.000   7/15/04    2,083,140
 1,000,000 New York State, Series F....................  A2/AA   5.000   9/15/06    1,103,410
 1,000,000 New York, New York, Series G................  A2/A    5.750   2/01/04    1,025,750
 1,805,000 Newport News Virginia....................... Aa2/AA   4.600   8/15/18    1,892,506
 1,000,000 Omaha Nebraska, Series A.................... Aaa/AAA  6.500   12/01/16   1,292,790
 2,650,000 Phoenix Arizona............................. Aa1/AA+  5.250   7/01/15    2,949,927
 3,000,000 Plano Texas Independent School District..... Aaa/AAA  5.000   2/15/18    3,205,590
 2,755,000 Texas State Refunding Water Financial
           Assistance, Series A & C.................... Aa1/AA   5.000   8/01/09    3,072,899
 1,650,000 Union County New Jersey General
           Improvement................................. Aa1/AA+  5.000   2/01/15    1,793,765
 2,000,000 Washington State (Motor Vehicle Fuel),
           Series D.................................... Aa1/AA+  5.250   1/01/18    2,180,840
 1,000,000 Washington State, Series A.................. Aa1/AA+  6.700   2/01/05    1,083,740
 4,750,000 Washington State, Series F, MBIA Insured+... Aaa/AAA  0.000   12/01/27   1,343,490
 2,350,000 Washington State, Series R-A................ Aaa/AAA  5.250   9/01/04    2,465,409
                                                                                  -----------
                                                                                   86,621,728
                                                                                  -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                       Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                                Ratings   Rate     Date      Value
----------                                             ------- -------- -------- -----------
           Municipal Bonds (Continued)
           Healthcare--1.6%
$1,040,000 New Jersey Health Care Facilities Financing
           Authority Revenue (Robert Wood Johnson
           University Hospital).......................  A2/A+   5.250%  7/01/12  $ 1,149,450
 1,000,000 New York State Dormitory Authority
           Revenue (Lenox Hill Hospital Obligation
           Group).....................................  A3/A-   5.750   7/01/12    1,128,320
   120,000 New York State Medical Care Facilities
           Financing Agency, Series D, FHA Insured +.. Aa2/AA+  5.100   2/15/05      121,591
 2,000,000 Tampa Florida Revenue Health System--
           Catholic Health East, MBIA Insured+........ Aaa/AAA  5.500   11/15/06   2,248,920
                                                                                 -----------
                                                                                   4,648,281
                                                                                 -----------
           Housing--4.4%
 1,210,000 Colorado Housing & Finance Authority Single
           Family Mortgage Class I-A-4................ Aaa/AAA  4.900   11/01/11   1,300,423
 1,000,000 Maine State Housing Authority-Housing
           Mortgage Finance Program, Series C......... Aa1/AA+  5.300   11/15/23   1,044,610
 3,000,000 Missouri State Housing Development Single
           Family Mortgage Revenue (Homeown Loan
           Program), Series A, GNMA/FNMA
           Insured+................................... NR/AAA   5.050   9/01/24    3,058,470
 1,500,000 Nebraska Housing Finance Authority Single
           Family, Series D, GNMA/FNMA/FHLMC.......... NR/AAA   5.250   9/01/22    1,541,955
 1,500,000 New York State Mortgage Agency,
           Series 101................................. Aa1/NR   5.000   10/01/18   1,555,320
 1,000,000 Pennsylvania Housing Finance Agency Single
           Family Mortgage, Series 73B................ Aa2/AA+  5.000   4/01/16    1,049,550
 2,000,000 Texas State Department of Housing and
           Community Affairs, Series A GNMA/FNMA
           MBIA Insured+.............................. Aaa/AAA  5.450   9/01/23    2,078,220
 1,325,000 Vermont Housing Finance Agency, Series 16A,
           FSA Insured+............................... Aaa/AAA  4.850   5/01/11    1,413,643
                                                                                 -----------
                                                                                  13,042,191
                                                                                 -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                            Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                     Ratings   Rate     Date     Value
----------                                                  ------- -------- -------- ----------
           Municipal Bonds (Continued)
           Other--2.4%
$1,000,000 New York State Dormitory Authority Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+.................................. Aa1/AA+  5.250%  8/01/13  $1,115,810
 5,200,000 Oklahoma Development Finance Authority
           Revenue (Samuel Roberts Noble, Inc.)............ Aaa/AAA  5.000   5/01/08   5,858,528
                                                                                      ----------
                                                                                       6,974,338
                                                                                      ----------
           Pre-Refunded Securities--2.1%
    85,000 Austin Texas Utility System Revenue, Series B,
           ETM.............................................  A2/A    7.250   11/15/03     87,005
    75,000 Georgia Municipal Electrical Authority Power
           Revenue, Series Z, ETM..........................  A2/A    5.000   1/01/04      76,528
 2,000,000 Jacksonville Florida Health Facilities Authority
           Hospital Revenue (Charity Obligation Group),
           Series C, ETM................................... Aa2/NR   4.875   8/15/07   2,236,300
 1,135,000 Lower Colorado River Authority, Texas
           Revenue, ETM.................................... Aaa/AAA  5.000   1/01/15   1,291,619
   155,000 Monroe County New York, AMBAC
           Insured+........................................ Aaa/AAA  6.000   6/01/11     164,060
 2,065,000 North Carolina Eastern Municipal Power
           Agency System Revenue, Series A, ETM............ Aaa/BBB  5.000   1/01/17   2,311,003
                                                                                      ----------
                                                                                       6,166,515
                                                                                      ----------
           Special Tax--8.4%
 1,100,000 Chicago Illinois Sales Tax Revenue, FGIC
           Insured+........................................ Aaa/AAA  5.000   1/01/08   1,224,355
 1,000,000 Connecticut State Special Obligation Revenue,
           Series B........................................ A1/AA-   6.100   9/01/08   1,181,130
 3,000,000 Illinois State Sales Tax Revenue, Series 1,
           FGIC Insured+................................... Aaa/AAA  6.000   6/15/23   3,678,600
 1,100,000 Indiana Bond Bank Revenue, Series A............. NR/AAA   5.750   2/01/06   1,216,952
 2,000,000 Indianapolis Industrial Local Public
           Improvement Bank, Series A...................... Aaa/AAA  5.500   2/01/08   2,278,880

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                          Moody's
Principal                                                  /S&P    Interest Maturity
 Amount                                                   Ratings    Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,000,000 Municipal Assistance Corp. for New York
           City, Series E................................ Aa1/AA+   6.000%  7/01/05  $ 2,186,900
 1,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series A........... Aa2/AA+   5.250   11/15/12   1,127,720
 3,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series B........... Aa2/AA+   5.100   11/15/07   3,380,670
 1,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series C........... Aa2/AA+   5.250   5/01/13    1,117,150
 1,805,000 New York State Local Government Assistance
           Corp., Series A...............................  A1/AA    6.000   4/01/06    2,017,485
 2,000,000 New York State Local Government Assistance
           Corp., Series A, AMBAC Insured+............... Aaa/AAA   5.000   4/01/09    2,222,840
   100,000 New York State Local Government Assistance
           Corp., Series A, Floating Rate Notes++........ Aa1/AA+   0.900   4/01/22      100,000
 2,595,000 New York State Local Government Assistance
           Corp., Series C...............................  A1/AA    6.000   4/01/12    3,113,896
                                                                                     -----------
                                                                                      24,846,578
                                                                                     -----------
           State Appropriation--7.8%
 1,980,000 Kentucky State Turnpike Authority Economic
           Development Road Revenue (Revitalization
           Projects), AMBAC Insured+..................... Aaa/AAA   5.300   7/01/04    2,065,140
 1,000,000 Massachusetts Bay Transportation Authority,
           Series A......................................  Aa2/AA   5.400   3/01/08    1,135,520
 2,050,000 Metropolitan Transportation Authority Facility
           Revenue, Series 8.............................  A3/AAA   5.500   7/01/06    2,291,818
 2,000,000 Metropolitan Transportation Authority,
           Series A...................................... Aaa/AAA   5.250   4/01/13    2,280,120
 3,000,000 New York State Dormitory Authority
           Revenue State University Educational
           Facilities....................................  A3/AA-   6.000   5/15/07    3,434,970
 2,450,000 New York State Dormitory Authority
           Revenue, 4201 School Program.................. Baa1/AA-  5.000   7/01/08    2,736,356

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                         Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                  Ratings   Rate     Date      Value
----------                                               ------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,755,000 New York State Dormitory Authority
           Revenue, Series B............................ A3/AA-   5.250%  11/15/23 $ 3,054,083
 2,000,000 New York State Dormitory Authority State
           University Educational Facilities, Series A.. Aaa/AAA  4.750   5/15/25    2,021,580
 1,400,000 New York State Thruway Authority Service
           Contract Revenue............................. Aaa/AAA  5.500   4/01/11    1,610,266
 2,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, AMBAC Insured+......................... Aaa/AAA  5.500   4/01/13    2,321,300
                                                                                   -----------
                                                                                    22,951,153
                                                                                   -----------
           Transportation--9.4%
 4,000,000 Chicago Illinois O'Hare International Airport
           Revenue, Series A............................ Aaa/AAA  6.375   1/01/12    4,359,960
 2,750,000 Kansas State Department of Transportation
           Highway Revenue, Series A.................... Aa2/AA+  5.375   3/01/07    3,087,095
 2,000,000 New Jersey State Highway Authority Garden
           State Parkway General Revenue................ A1/AA-   5.150   1/01/07    2,212,820
 3,000,000 New Jersey State Transit Transportation Fund,
           Series A..................................... Aa3/AA-  5.250   6/15/08    3,435,450
    70,000 New Jersey State Turnpike Authority
           Revenue, ETM................................. Aaa/AAA  5.875   1/01/08       76,719
 3,000,000 New Jersey State Turnpike Authority
           Revenue, Series A............................ Aaa/AAA  5.000   1/01/19    3,242,760
 1,200,000 New Jersey State Turnpike Authority
           Revenue, Series C, MBIA Insured+............. Aaa/AAA  6.500   1/01/08    1,415,544
 1,000,000 New York State Bridge Authority Revenue...... Aa2/AA-  5.000   1/01/07    1,104,210
 2,105,000 Port of Seattle Washington Revenue, Series A,
           FGIC Insured+................................ Aaa/AAA  6.000   10/01/07   2,441,905
 2,500,000 Triborough Bridge & Tunnel Authority,
           Series B..................................... Aa3/AA-  5.250   11/15/13   2,910,925
 1,130,000 Triborough Bridge & Tunnel Authority,
           Series Q..................................... Aa3/AAA  6.750   1/01/09    1,349,412

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                          Moody's
Principal                                                  /S&P    Interest Maturity
 Amount                                                   Ratings    Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,000,000 Virginia Commonwealth Transportation Board
           Revenue, Series A............................. Aa1/AA+   5.250%  5/15/20  $ 2,170,960
                                                                                     -----------
                                                                                      27,807,760
                                                                                     -----------
           Utilities--12.8%
 5,000,000 Austin Texas Utility System Revenue, Series A,
           MBIA Insured+................................. Aaa/AAA   5.000   5/15/07    5,487,050
 3,150,000 Dade County Florida Water & Sewer System
           Revenue, FGIC Insured+........................ Aaa/AAA   6.250   10/01/07   3,690,257
 1,000,000 Energy Northwest Washington Electrical
           Revenue, Project No. 1, Series A,
           FSA Insured+.................................. Aaa/AAA   5.500   7/01/13    1,154,140
 1,000,000 Grant County Washington Public Utility
           District No. 002..............................  Aa3/A+   5.600   1/01/05    1,065,800
 1,000,000 Houston Texas Water Conveyance System
           Contract, Series B, AMBAC Insured+............ Aaa/AAA   7.000   12/15/04   1,083,040
 1,000,000 Irving Texas Waterworks and Sewer System......  Aa2/AA   4.375   8/15/04    1,037,720
 1,280,000 Long Island Power Authority, New York
           Electric System Revenue, FSA Insured+......... Aaa/AAA   0.000   6/01/15      794,624
 2,500,000 Long Island Power Authority, New York
           Electric System Revenue, MBIA Insured+........ Aaa/AAA   5.000   4/01/08    2,797,375
 5,000,000 Long Island Power Authority, New York,
           Electric System Revenue, Series B............. Baa1/A-   5.250   12/01/12   5,574,450
 3,100,000 Nebraska Public Power District Revenue,
           Series A...................................... Aaa/AAA   5.250   1/01/14    3,422,989
 3,000,000 New York State Power Authority, Series A...... Aa2/AA-   5.000   11/15/19   3,208,260
 3,390,000 North Carolina Municipal Power Agency
           No. 1......................................... Baa1/AAA  5.500   1/01/13    3,982,165
 3,000,000 Platte River Power Authority, Colorado Power
           Revenue, Series FF............................ Aa3/AA-   4.000   6/01/05    3,151,290

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                       Moody's
Principal                                               /S&P   Interest  Maturity
 Amount                                                Ratings   Rate      Date      Value
----------                                             ------- --------  -------- ------------
           Municipal Bonds (Continued)
$1,320,000 Rhode Island Clean Water Protection Finance
           Agency, Series A........................... Aaa/AAA  5.000%   10/01/11 $  1,481,264
                                                                                  ------------
                                                                                    37,930,424
                                                                                  ------------
           Total Municipal Bonds
           (Cost $276,052,687)........................                             294,835,399
                                                                                  ------------
Number of
 Shares
----------
           Tax-Exempt Money Market Fund--0.4%
 1,168,225 Dreyfus Municipal Money Market Fund
           (Cost $1,168,225)..........................  NR/NR   0.550(a)             1,168,225
                                                                                  ------------
           Total Investments
           (Cost $277,220,912)(b)--100.0%.............                             296,003,624
           Other assets less liabilities--0.0%........                                 127,168
                                                                                  ------------
           Net Assets--100.0%.........................                            $296,130,792
                                                                                  ------------

AMBAC American Municipal Bond Assurance Corp.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investors Assurance.
NR    Not Rated.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
++    Represents interest rate in effect at June 30, 2003 for Floating Rates
      Notes.
(a)   Represents annualized 7 day yield at June 30, 2003.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003, net unrealized appreciation was $18,782,712 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $18,901,345 and aggregate gross unrealized depreciation of $118,633.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Diversification by State

         June 30, 2003 (Unaudited)

                                                                   % of
                                                                  Total
                                                      Value     Net Assets
                                                   ------------ ----------
     Arizona...................................... $  2,949,927     1.0%
     Colorado.....................................    8,416,081     2.8
     Connecticut..................................    4,366,707     1.5
     Delaware.....................................    2,669,200     0.9
     District of Columbia.........................    5,166,395     1.7
     Florida......................................    9,769,607     3.3
     Georgia......................................    8,016,819     2.7
     Illinois.....................................   18,952,735     6.4
     Indiana......................................    9,952,232     3.4
     Kansas.......................................    3,087,095     1.0
     Kentucky.....................................    2,065,140     0.7
     Maine........................................    1,044,610     0.4
     Maryland.....................................    4,552,886     1.5
     Massachusetts................................    8,741,006     3.0
     Minnesota....................................    1,125,610     0.4
     Missouri.....................................    4,412,258     1.5
     Montana......................................    1,463,750     0.5
     Nebraska.....................................    6,257,734     2.1
     Nevada.......................................    8,835,924     3.0
     New Jersey...................................   28,633,695     9.7
     New York.....................................   63,507,109    21.4
     North Carolina...............................    8,509,608     2.9
     Oklahoma.....................................    5,858,528     2.0
     Pennsylvania.................................    6,099,795     2.1
     Rhode Island.................................    1,481,264     0.5
     South Carolina...............................    2,189,020     0.7
     Tennessee....................................    2,519,163     0.8
     Texas........................................   37,461,312    12.7
     Utah.........................................    1,920,843     0.6
     Vermont......................................    1,413,643     0.5
     Virginia.....................................    8,067,220     2.7
     Washington...................................   11,735,324     4.0
     Wisconsin....................................    3,593,159     1.2
     Tax-exempt money market fund (various states)    1,168,225     0.4
                                                   ------------   -----
     Total value of investments...................  296,003,624   100.0
     Other assets less liabilities................      127,168     0.0
                                                   ------------   -----
     Net Assets................................... $296,130,792   100.0%
                                                   ------------   -----

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)

            Assets:
              Investments at market value,
               (Cost $277,220,912)..................... $296,003,624
              Cash.....................................      505,568
              Receivables:
               Interest................................    3,802,443
               Capital stock sold......................      590,000
              Other assets.............................       15,103
                                                        ------------
               Total Assets............................  300,916,738
                                                        ------------
            Liabilities:
              Payables:
               Investments purchased...................    4,249,193
               Dividends...............................      221,346
               Services provided by The Bank of
                New York and Administrator.............      191,554
               Capital stock repurchased...............       91,924
              Accrued expenses and other liabilities...       31,929
                                                        ------------
               Total Liabilities.......................    4,785,946
                                                        ------------
            Net Assets:................................ $296,130,792
                                                        ------------
            Sources Of Net Assets:
              Capital stock @ par...................... $     27,997
              Capital surplus..........................  273,204,274
              Undistributed net investment income......       87,651
              Accumulated net realized gain............    4,028,158
              Net unrealized appreciation on
               investments.............................   18,782,712
                                                        ------------
            Net Assets................................. $296,130,792
                                                        ------------
            Institutional Shares:
              Net assets............................... $293,199,008
                                                        ------------
              Shares outstanding.......................   27,720,359
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      10.58
                                                        ------------
            Investor Shares:
              Net assets............................... $  2,931,784
                                                        ------------
              Shares outstanding.......................      276,704
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      10.60
                                                        ------------
            Institutional Shares authorized @ $.001 par
             value.....................................  200,000,000
            Investor Shares authorized @ $.001 par
             value.....................................  200,000,000


                           Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

            Investment Income:
              Interest.................................. $5,834,237
                                                         ----------
            Expenses:
              Advisory..................................    726,131
              Administration............................    290,452
              Accounting services.......................     29,747
              Transfer agent............................     29,593
              Custodian.................................     20,886
              Registration and filings..................      7,905
              Directors.................................      6,615
              Audit.....................................      6,401
              12b-1 fee--Investor Shares................      3,589
              Legal.....................................      2,235
              Cash management...........................      2,185
              Insurance.................................      1,772
              Reports to shareholders...................      1,445
              Other.....................................     15,093
                                                         ----------
               Total Expenses...........................  1,144,049
                                                         ----------
               Net Investment Income....................  4,690,188
                                                         ----------
            Realized and Unrealized Gain on
             Investments:
              Net realized gain on:
               Investments..............................  3,129,203
              Increase (decrease) in unrealized
               appreciation/depreciation on:
               Investments..............................    837,642
                                                         ----------
              Net realized and unrealized gain on
               investments..............................  3,966,845
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $8,657,033
                                                         ----------


See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2003      Year Ended
                                                                                (Unaudited)    December 31, 2002
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $  4,690,188     $  9,864,199
  Net realized gain on investments...........................................      3,129,203        3,524,944
  Increase (decrease) in unrealized appreciation/depreciation on investments.        837,642       10,169,263
                                                                                ------------     ------------
   Net increase in net assets resulting from operations......................      8,657,033       23,558,406
                                                                                ------------     ------------
Dividends and Distributions to Shareholders
  Dividends from net investment income: Institutional Shares.................     (4,962,380)      (9,716,798)
                          Investor Shares....................................        (45,936)         (30,123)
  Distributions from capital gains: Institutional Shares.....................             --       (2,666,891)
                     Investor Shares.........................................             --          (12,095)
                                                                                ------------     ------------
                                                                                  (5,008,316)     (12,425,907)
                                                                                ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................     31,954,568       93,352,659
                      Investor Shares........................................         64,348        3,093,893
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares.........................        196,858        2,783,064
                    Investor Shares..........................................         21,105           40,986
  Value of capital stock repurchased: Institutional Shares...................    (23,612,730)     (79,174,677)
                       Investor Shares.......................................        (84,824)        (811,416)
                                                                                ------------     ------------
  Net increase in net assets resulting from capital stock transactions.......      8,539,325       19,284,509
                                                                                ------------     ------------
   Increase in Net Assets....................................................     12,188,042       30,417,008
Net Assets:
  Beginning of year..........................................................    283,942,750      253,525,742
                                                                                ------------     ------------
  End of period (includes undistributed net investment income $87,651 at
   June 30, 2003 and $405,779 at December 31, 2002)..........................   $296,130,792     $283,942,750
                                                                                ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................      3,046,573        9,123,304
         Investor Shares.....................................................          6,078          297,741
  Shares issued on reinvestment of dividends
   and distributions: Institutional Shares...................................         18,763          267,394
              Investor Shares................................................          2,011            3,957
  Shares repurchased: Institutional Shares...................................     (2,239,087)      (7,738,982)
              Investor Shares................................................         (7,551)         (78,683)
                                                                                ------------     ------------
   Net increase..............................................................        826,787        1,874,731
  Shares outstanding, beginning of year......................................     27,170,276       25,295,545
                                                                                ------------     ------------
  Shares outstanding, end of period..........................................     27,997,063       27,170,276
                                                                                ------------     ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Financial Highlights

                                                               Institutional Shares
                                        ------------------------------------------------------------------
                                        Six Months Ended              Year Ended December 31,
                                         June 30, 2003   -------------------------------------------------
                                          (Unaudited)      2002    2001/(a)/   2000       1999      1998
                                        ---------------- --------  --------  --------  --------   --------
PER SHARE DATA:
Net asset value at beginning of year...     $  10.45     $  10.02  $  10.01  $   9.54  $  10.19   $  10.27
                                            --------     --------  --------  --------  --------   --------
Gain (loss) from investment operations
Net investment income..................         0.17         0.38      0.40      0.40      0.39       0.41
Net realized and unrealized gain (loss)
  on investments.......................         0.14         0.53      0.06      0.47     (0.60)      0.13
                                            --------     --------  --------  --------  --------   --------
 Total from investment
   operations..........................         0.31         0.91      0.46      0.87     (0.21)      0.54
                                            --------     --------  --------  --------  --------   --------
Dividends and distributions
Dividends from net investment
  income...............................        (0.18)       (0.38)    (0.40)    (0.40)    (0.39)     (0.41)
Distributions from capital gains.......           --        (0.10)    (0.05)       --     (0.05)     (0.21)
                                            --------     --------  --------  --------  --------   --------
 Total dividends and distributions.....        (0.18)       (0.48)    (0.45)    (0.40)    (0.44)     (0.62)
                                            --------     --------  --------  --------  --------   --------
Net asset value at end of period.......     $  10.58     $  10.45  $  10.02  $  10.01  $   9.54   $  10.19
                                            --------     --------  --------  --------  --------   --------
TOTAL RETURN:..........................         2.99%*       9.24%     4.58%     9.30%    (2.06)%     5.37%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)......................     $293,199     $281,046  $252,992  $248,923  $251,777   $270,065
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York....................         0.79%**      0.79%     0.79%     0.78%     0.79%      0.83%
 Expenses, prior to waiver from The
   Bank of New York....................         0.79%**      0.79%     0.81%     0.79%     0.80%      0.83%
 Net investment income, net of
   waiver from The Bank of New
   York................................         3.23%**      3.70%     3.93%     4.10%     3.96%      4.03%
Portfolio turnover rate................           14%          34%       24%       19%       34%        37%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.89% to 3.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                                Investor Shares
                                           ---------------------------------------------------------
                                           Six Months Ended          Year Ended December 31,
                                            June 30, 2003   ----------------------------------------
                                             (Unaudited)     2002   2001/(a)/  2000     1999    1998
                                           ---------------- ------  --------  ------  ------   ------
PER SHARE DATA:
Net asset value at beginning of year......      $10.49      $10.03   $10.02   $ 9.55  $10.19   $10.28
                                                ------      ------   ------   ------  ------   ------
Gain (loss) from investment operations
Net investment income.....................        0.16        0.32     0.38     0.37    0.23     0.38
Net realized and unrealized gain (loss) on
  investments.............................        0.12        0.59     0.05     0.47   (0.45)    0.12
                                                ------      ------   ------   ------  ------   ------
 Total from investment operations.........        0.28        0.91     0.43     0.84   (0.22)    0.50
                                                ------      ------   ------   ------  ------   ------
Dividends and distributions
Dividends from net investment income......       (0.17)      (0.35)   (0.37)   (0.37)  (0.37)   (0.38)
Distributions from capital gains..........          --       (0.10)   (0.05)      --   (0.05)   (0.21)
                                                ------      ------   ------   ------  ------   ------
 Total dividends and distributions........       (0.17)      (0.45)   (0.42)   (0.37)  (0.42)   (0.59)
                                                ------      ------   ------   ------  ------   ------
Net asset value at end of period..........      $10.60      $10.49   $10.03   $10.02  $ 9.55   $10.19
                                                ------      ------   ------   ------  ------   ------
TOTAL RETURN:.............................        2.66%*      9.28%    4.32%    9.03%  (2.22)%   4.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................      $2,932      $2,897   $  533   $  606  $  441   $  473
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        1.04%**     1.04%    1.04%    1.03%   1.07%    1.13%
 Expenses, prior to waiver from The
   Bank of New York.......................        1.04%**     1.05%    1.06%    1.04%   1.07%    1.13%
 Net investment income, net of waiver
   from The Bank of New York..............        2.98%**     3.44%    3.68%    3.85%   2.31%    3.74%
Portfolio turnover rate...................          14%         34%      24%      19%     34%      37%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01, and increase the ratio of net investment income to average net assets from 3.64% to 3.68%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

                                                    Moody's
Principal                                            /S&P   Interest Maturity
 Amount                                             Ratings   Rate     Date     Value
----------                                          ------- -------- -------- ----------
           Municipal Bonds--97.8%
           Education--9.6%
$1,000,000 Dutchess County, New York Industrial
           Development Agency (Bard College Civic
           Facilities).............................  A3/NR   5.750%  8/01/08  $1,143,660
   950,000 New York State Dormitory Authority
           Revenue, Series B--State University..... A3/AA-   5.250   11/15/23  1,053,132
 1,750,000 New York State Dormitory Authority
           Revenue, Upstate Community Colleges,
           Series A................................ Aaa/AAA  5.000   7/01/14   1,922,533
 1,000,000 New York State Dormitory Authority,
           Fordham University, FGIC Insured+....... Aaa/AAA  5.000   7/01/18   1,078,110
 1,500,000 New York State Dormitory Authority,
           New York University, Series A, AMBAC
           Insured+................................ Aaa/AAA  5.500   7/01/09   1,743,495
 1,700,000 New York State Dormitory Authority, New
           York University, Series A, MBIA Insured+ Aaa/AAA  5.500   7/01/04   1,735,887
   500,000 New York State Dormitory Authority,
           Rochester Institute of Technology....... Aaa/AAA  5.000   7/01/13     547,765
                                                                              ----------
                                                                               9,224,582
                                                                              ----------
           General Obligations--13.5%
   200,000 Bethlehem, New York, AMBAC Insured+..... Aaa/AAA  7.100   11/01/07    241,656
   675,000 Monroe County, New York.................  A3/A    6.000   3/01/16     814,104
    10,000 Monroe County, New York, Unrefunded
           Balance, Series B.......................  A3/A    7.000   6/01/04      10,243
   500,000 New York, New York, Series A............  A2/A    6.250   8/01/08     564,575
    50,000 New York, New York, Series B............  A2/A    7.500   2/01/07      50,609
   525,000 New York, New York, Series C............  A2/A    5.500   8/15/08     589,103
   500,000 New York, New York, Series G............  A2/A    5.700   8/01/08     527,740
   500,000 New York, New York, Series H............  A2/A    5.750   3/15/08     551,015
 1,000,000 New York, New York, Series I............  A2/A    2.000   3/01/05   1,003,000
   415,000 New York, New York, Series I............  A2/A    5.750   3/15/08     457,342

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                     Moody's
Principal                                             /S&P   Interest Maturity
 Amount                                              Ratings   Rate     Date      Value
----------                                           ------- -------- -------- -----------
           Municipal Bonds (Continued)
$   10,000 New York, New York, Unrefunded Balance,
           Series A.................................  A2/A    7.750%  8/15/04  $    10,075
    40,000 New York, New York, Unrefunded Balance,
           Series F.................................  A2/A    8.400   11/15/05      41,113
   500,000 New York State, Environmental Quality....  A2/AA   5.125   1/15/15      550,970
 2,250,000 New York State, Series A.................  A2/AA   5.250   3/15/15    2,498,873
   500,000 New York State, Series C.................  A2/AA   5.000   6/15/11      550,770
 1,000,000 New York State...........................  A2/AA   5.000   9/15/04    1,046,160
 1,500,000 New York State, Onondaga County,
           New York, Series A....................... Aa2/AA+  5.000   5/01/17    1,635,135
   500,000 Rockland County, New York, Series A...... A1/AA-   5.000   10/01/15     549,195
   350,000 Schenectady County, New York............. Aa2/NR   3.250   7/15/03      350,347
   750,000 Suffolk County, New York, Series B,
           FGIC Insured+............................ Aaa/AAA  5.000   10/01/13     827,280
                                                                               -----------
                                                                                12,869,305
                                                                               -----------
           Healthcare--5.1%
 1,000,000 New York State Dormitory Authority
           Revenue, Lenox Hill Hospital Obiligation
           Group....................................  A3/NR   5.250   7/01/08    1,099,410
 2,000,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1, MBIA Insured+.................. Aaa/AAA  5.000   7/01/20    2,132,960
 1,100,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA  5.125   11/01/15   1,227,468
   400,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA  5.250   11/01/11     455,604
                                                                               -----------
                                                                                 4,915,442
                                                                               -----------
           Housing--7.7%
   855,000 New York State Housing Finance Agency,
           Multifamily Mortgage, Series A........... Aaa/AA   7.000   8/15/22      873,425

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                         Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                  Ratings   Rate     Date     Value
----------                                               ------- -------- -------- ----------
           Municipal Bonds (Continued)
$  500,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 37-A.............. Aa1/NR   5.850%  4/01/06  $  525,510
   500,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 39................ Aa1/NR   5.300   4/01/04     513,445
 1,000,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 70................ Aa1/NR   5.375   10/01/17  1,054,480
 1,000,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 80................ Aa1/NR   5.100   10/01/17  1,055,010
 1,000,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 95................ Aa1/NR   5.500   10/01/17  1,075,680
 2,000,000 New York State Urban Development Corp........ Aaa/AAA  5.500   7/01/16   2,216,440
                                                                                   ----------
                                                                                    7,313,990
                                                                                   ----------
           Industrial Development Bonds--2.3%
 1,000,000 Hempstead Township--New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project)................................. Aaa/AAA  5.000   12/01/07  1,115,050
 1,000,000 Hempstead Township--New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project)................................. Aaa/AAA  5.000   12/01/09  1,093,250
                                                                                   ----------
                                                                                    2,208,300
                                                                                   ----------
           Other--2.1%
 1,800,000 New York State Dormitory Authority, Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+  5.125   8/01/12   2,005,380
                                                                                   ----------
           Pre-Refunded/Escrowed Securities--7.0%
 1,000,000 Erie County, New York Water Authority,
           Waterworks Revenue, Series A, AMBAC
           Insured+..................................... Aaa/AAA  0.000   12/01/06    943,760
 1,000,000 Erie County, New York Water Authority,
           Waterworks Revenue, AMBAC Insured+........... Aaa/AAA  0.000   12/01/05    966,580

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                       Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                                Ratings   Rate     Date     Value
----------                                             ------- -------- -------- ----------
           Municipal Bonds (Continued)
$1,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A, MBIA
           Insured+................................... Aaa/AAA  6.000%  4/01/05  $1,083,350
   500,000 New York, New York City Transitional
           Finance Authority, Series A................ Aa2/AA+  5.000   8/15/05     539,300
   600,000 New York State Dormitory Authority
           Revenue, New York Public Library, Series A,
           MBIA Insured+.............................. Aaa/AAA  0.000   7/01/10     485,394
   390,000 New York State Environmental Facilities
           Corp., Series C............................ Aaa/AAA  5.250   6/15/12     444,737
   410,000 New York State Housing Finance Agency,
           State University Construction, ETM......... Aaa/AAA  6.500   11/01/06    447,822
   500,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B.................. Aa3/AAA  5.500   1/01/07     563,800
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series Y.................. Aa3/AAA  6.000   1/01/12   1,211,140
                                                                                 ----------
                                                                                  6,685,883
                                                                                 ----------
           Special Tax--14.2%
 2,000,000 Municipal Assistance Corp. for New York
           City, Series E............................. Aa1/AA+  6.000   7/01/05   2,186,900
 2,000,000 New York, New York City Transitional
           Finance Authority, Series A................ Aa2/AA+  5.500   11/15/17  2,265,960
   300,000 New York, New York City Transitional
           Finance Authority, Series B................ Aa2/AA+  5.000   11/15/10    329,508
 1,000,000 New York, New York City Transitional
           Finance Authority, Series C................ Aa2/AA+  5.375   2/01/13   1,133,630
 1,000,000 New York, New York City Transitional
           Finance Authority, Series C................ Aa2/AA+  5.375   2/15/14   1,132,150
 1,400,000 New York, New York City, Transitional
           Finance Authority, Series 3A............... Aa2/AA+  2.000   11/01/05  1,417,934
 2,000,000 New York State Local Government Assistance
           Corp., Series A-1.......................... Aaa/AAA  5.000   4/01/13   2,268,080

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                         Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                  Ratings   Rate     Date      Value
----------                                               ------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York State Local Government Assistance
           Corp., Series C..............................  A1/AA   6.000%  4/01/08  $ 1,164,170
   500,000 New York State Local Government Assistance
           Corp., Series E.............................. A1/AA-   4.800   4/01/05      530,040
   990,000 New York State Urban Development Corp.
           Personal Income Tax Facility, Series A.......  A1/AA   5.375   3/15/17    1,100,751
                                                                                   -----------
                                                                                    13,529,123
                                                                                   -----------
           State Appropriation--17.3%
   250,000 New York State Dormitory Authority, Albany
           County....................................... A3/AA-   5.500   4/01/08      284,845
 1,000,000 New York State Dormitory Authority, City
           University Construction, Series A............ A3/AA-   5.700   7/01/05    1,083,680
 2,370,000 New York State Dormitory Authority, City
           University Construction, Series A, FGIC
           Insured+..................................... Aaa/AAA  5.750   7/01/18    2,858,433
   500,000 New York State Dormitory Authority, Mental
           Health Services Facilities, Series D......... NR/AA-   5.000   8/15/10      555,510
   500,000 New York State Dormitory Authority, State
           University Dormitory Facilities, Series A.... A1/AA-   5.500   7/01/10      578,425
 1,000,000 New York State Dormitory Authority, State
           University Educational Facilities, MBIA
           Insured+..................................... Aaa/AAA  5.000   5/15/15    1,088,810
 1,500,000 New York State Dormitory Authority, State
           University Educational Facilities, Series A,
           MBIA Insured+................................ Aaa/AAA  5.875   5/15/11    1,782,930
   500,000 New York State Dormitory Authority, State
           University Educational Facilities, Series A.. Aaa/AAA  5.250   5/15/15      580,180
 1,945,000 New York State Medical Care Facilities, Adult
           Day Care Program, Series A................... Aa1/NR   6.375   11/15/20   2,092,723
   750,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund......................................... A3/AA-   5.625   4/01/07      837,285

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                      Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                               Ratings   Rate     Date      Value
----------                                            ------- -------- -------- -----------
           Municipal Bonds (Continued)
$  500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund...................................... A3/AA-   6.000%  4/01/07  $   571,945
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series A, FGIC Insured+............. Aaa/AAA  5.000   4/01/10      559,905
 1,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series B............................ Aaa/AAA  5.250   4/01/16    1,101,090
 1,000,000 New York State Thruway Authority, Highway
           and Bridge, General Purpose, Series B, FSA
           Insured+.................................. NR/AAA   4.750   4/01/19    1,046,840
 1,000,000 New York State Urban Development Corp.,
           Cornell Center............................ A3/AA-   5.900   1/01/07    1,023,010
   500,000 New York State Urban Development Corp.,
           Correctional Facilities Service Contract,
           Series A.................................. A3/AA-   5.000   1/01/12      540,200
                                                                                -----------
                                                                                 16,585,811
                                                                                -----------
           Transportation--7.8%
 2,400,000 Niagara, New York, Frontier Airport
           Authority, Greater Buffalo International
           Airport, Series A, AMBAC Insured+......... Aaa/AAA  6.125   4/01/14    2,516,136
   500,000 Port Authority of New York & New Jersey,
           Series 88................................. A1/AA-   4.750   10/01/08     556,080
 1,000,000 Port Authority of New York & New Jersey,
           Series 91................................. A1/AA-   4.900   11/15/06   1,022,680
   350,000 Port Authority of New York & New Jersey,
           Series 91................................. A1/AA-   5.100   11/15/08     358,218
 1,000,000 Port Authority of New York & New Jersey,
           Series 128................................ Aaa/AAA  5.000   11/01/18   1,089,850
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series A................. Aa3/AA-  5.250   1/01/16    1,105,280

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                                      Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                               Ratings   Rate     Date      Value
----------                                            ------- -------- -------- -----------
           Municipal Bonds (Continued)
$  775,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B................. Aa3/AA-  5.250%  11/15/17 $   857,104
                                                                                -----------
                                                                                  7,505,348
                                                                                -----------
           Utilities--11.2%
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A......... Aaa/AAA  5.500   12/01/10   1,164,580
 2,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series B......... Baa1/A-  5.250   6/01/14    2,195,219
   110,000 New York Environmental Facilities Corp.,
           Unrefunded Balance, Series C.............. Aaa/AAA  5.250   6/15/12      123,858
   150,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series A Aaa/AAA  7.000   6/15/12      150,663
    10,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series B Aa2/AA-  7.500   3/15/11       10,048
    15,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series C Aa2/A+   7.200   3/15/11       15,069
 1,000,000 New York State Environmental Facilities
           Corp., Series A........................... Aaa/AAA  3.625   11/15/05   1,054,310
 1,000,000 New York State Environmental Facilities
           Corp., Series B........................... Aaa/AAA  5.250   6/15/17    1,110,010
   775,000 New York State Environmental Facilities
           Corp., Series B........................... Aaa/AAA  5.250   6/15/19      850,384
   500,000 New York State Power Authority............ Aa2/AA-  2.900   3/01/20      501,565
 2,000,000 New York State Power Authority, Series A.. Aa2/AA-  5.000   11/15/17   2,168,000
   750,000 New York State Power Authority, Series A.. Aa2/AA-  5.500   11/15/10     820,418
   500,000 Suffolk County, New York Water Authority,
           Waterworks Revenue, MBIA Insured+......... Aaa/AAA  5.100   6/01/07      559,950
                                                                                -----------
                                                                                 10,724,074
                                                                                -----------
           Total Municipal Bonds
           (Cost $88,153,025)........................                            93,567,238
                                                                                -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2003 (Unaudited)

                                              Moody's
 Number                                        /S&P   Interest
of Shares                                     Ratings   Rate          Value
---------                                     ------- --------     -----------
          Tax-Exempt Money Market Fund--2.1%
2,017,577 Dreyfus Municipal Money Market Fund
          (Cost $2,017,577)..................  NR/NR   0.870%(a)   $ 2,017,577
                                                                   -----------
          Total Investments
          (Cost $90,170,602)(b)--99.9%.......                       95,584,815
          Other assets less liabilities--0.1%                           61,090
                                                                   -----------
          Net Assets--100.0%.................                      $95,645,905
                                                                   -----------

AMBAC American Municipal Bond Assurance Corp.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investor Assurance.
NR    Not Rated.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)   Represents annualized 7 day yield at June 30, 2003.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003, net realized appreciation was $5,414,213 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $5,465,790 and aggregate gross unrealized depreciation of $51,577.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)

          Assets:
            Investments at market value,
             (Cost $90,170,602)......................... $ 95,584,815
            Cash........................................          104
            Receivables:
             Interest...................................    1,257,930
             Capital stock sold.........................      100,050
            Other assets................................       15,301
                                                         ------------
             Total Assets...............................   96,958,200
                                                         ------------
          Liabilities:
            Payables:
             Investments purchased......................    1,153,250
             Services provided by The Bank of
              New York and Administrator................       69,230
             Dividends..................................       68,951
            Accrued expenses and other liabilities......       20,864
                                                         ------------
             Total Liabilities..........................    1,312,295
                                                         ------------
          Net Assets:................................... $ 95,645,905
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $      8,596
            Capital surplus.............................   89,869,452
            Undistributed net investment income.........          298
            Accumulated net realized gain on
             investments................................      353,346
            Net unrealized appreciation on
             investments................................    5,414,213
                                                         ------------
          Net Assets.................................... $ 95,645,905
                                                         ------------
          Institutional Shares
            Net assets.................................. $ 67,387,317
                                                         ------------
            Shares outstanding..........................    6,056,237
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      11.13
                                                         ------------
          Investor Shares
            Net assets.................................. $ 28,258,588
                                                         ------------
            Shares outstanding..........................    2,539,535
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      11.13
                                                         ------------
            Institutional Shares authorized @ $.001 par
             value......................................  200,000,000
            Investor Shares authorized @ $.001 par
             value......................................  200,000,000

                           Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

            Investment Income:
              Interest.................................. $1,916,133
                                                         ----------
            Expenses:
              Advisory..................................    224,108
              Administration............................     89,643
              12b-1 fee--Investor Shares................     35,183
              Transfer agent............................     26,687
              Accounting services.......................     26,552
              Custodian.................................     10,942
              Registration and filings..................      7,146
              Directors.................................      6,614
              Audit.....................................      3,296
              Reports to shareholders...................      1,332
              Cash management...........................        697
              Legal.....................................         83
              Other.....................................      8,417
                                                         ----------
               Total Expenses...........................    440,700
              Fees waived by The Bank of New York
               (Note 3).................................    (51,119)
              Earnings credit adjustment (Note 3).......       (307)
                                                         ----------
               Net Expenses.............................    389,274
                                                         ----------
               Net Investment Income....................  1,526,859
                                                         ----------
            Realized and Unrealized Gain
             on Investments
              Net realized gain on investments..........    340,569
              Increase (decrease) in unrealized
               appreciation/depreciation on
               investments..............................    569,346
                                                         ----------
              Net realized and unrealized gain on
               investments..............................    909,915
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $2,436,774
                                                         ----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                                           Six Months Ended
                                                                                            June 30, 2003      Year Ended
                                                                                             (Unaudited)    December 31, 2002
                                                                                           ---------------- -----------------
Operations:
 Net investment income....................................................................   $ 1,526,859      $  2,637,665
 Net realized gain on investments.........................................................       340,569           483,304
 Increase (decrease) in unrealized
   appreciation/depreciation on
   investments............................................................................       569,346         3,744,804
                                                                                             -----------      ------------
   Net increase in net assets resulting
    from operations.......................................................................     2,436,774         6,865,773
                                                                                             -----------      ------------
Dividends and Distributions to
 Shareholders
 Dividends from net investment income:
   Institutional Shares...................................................................    (1,078,005)       (1,828,450)
                         Investor Shares..................................................      (457,600)         (897,257)
 Distributions from capital gains:
   Institutional Shares...................................................................            --          (199,614)
                     Investor Shares......................................................            --          (108,112)
                                                                                             -----------      ------------
                                                                                              (1,535,605)       (3,033,433)
                                                                                             -----------      ------------
Capital Stock Transactions:
 Proceeds from capital stock sold:
   Institutional Shares...................................................................    15,081,342        20,755,728
                     Investor Shares......................................................       770,117        25,321,915
 Proceeds from shares issued on
   reinvestment of dividends and
   distributions: Institutional Shares....................................................       191,161           533,762
                    Investor Shares.......................................................       336,195           725,062
 Value of capital stock repurchased:
   Institutional Shares...................................................................    (4,509,938)      (12,333,209)
                      Investor Shares.....................................................    (2,874,638)       (4,347,806)
                                                                                             -----------      ------------
 Net increase in net assets resulting
   from capital stock transactions........................................................     8,994,239        30,655,452
                                                                                             -----------      ------------
   Increase in Net Assets.................................................................     9,895,408        34,487,792
Net Assets:
 Beginning of year........................................................................    85,750,497        51,262,705
                                                                                             -----------      ------------
 End of period (includes undistributed
   net investment income of $298 at
   June 30, 2003 and $9,044 at December
   31, 2002)..............................................................................   $95,645,905      $ 85,750,497
                                                                                             -----------      ------------
Changes in Capital Stock Outstanding:
 Shares sold: Institutional Shares........................................................     1,364,751         1,982,889
         Investor Shares..................................................................        69,719         2,363,362
 Shares issued on reinvestment of
   dividends and distributions:
   Institutional Shares...................................................................        17,328            49,173
              Investor Shares.............................................................        30,498            66,896
 Shares repurchased: Institutional
   Shares.................................................................................      (407,320)       (1,135,014)
             Investors Shares.............................................................      (260,914)         (402,479)
                                                                                             -----------      ------------
    Net increase..........................................................................       814,062         2,924,827
 Shares outstanding, beginning of year....................................................     7,781,710         4,856,883
                                                                                             -----------      ------------
 Shares outstanding, end of period........................................................     8,595,772         7,781,710
                                                                                             -----------      ------------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Financial Highlights

                                                             Institutional Shares
                                        -------------------------------------------------------------
                                        Six Months Ended            Year Ended December 31,
                                         June 30, 2003   --------------------------------------------
                                          (Unaudited)      2002   2001/(a)/   2000     1999      1998
                                        ---------------- -------  --------  -------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year...     $ 11.02      $ 10.55  $ 10.54   $ 10.10  $ 10.65   $ 10.52
                                            -------      -------  -------   -------  -------   -------
Gain (loss) from investment operations
Net investment income..................        0.19         0.39     0.41      0.41     0.41      0.41
Net realized and unrealized gain (loss)
  on investments.......................        0.11         0.52     0.09      0.44    (0.55)     0.14
                                            -------      -------  -------   -------  -------   -------
 Total from investment operations......        0.30         0.91     0.50      0.85    (0.14)     0.55
                                            -------      -------  -------   -------  -------   -------
Dividends and distributions
Dividends from net investment
  income...............................       (0.19)       (0.40)   (0.41)    (0.41)   (0.41)    (0.41)
Distributions from capital gains.......          --        (0.04)   (0.08)       --       --     (0.01)
                                            -------      -------  -------   -------  -------   -------
 Total dividends and distributions.....       (0.19)       (0.44)   (0.49)    (0.41)   (0.41)    (0.42)
                                            -------      -------  -------   -------  -------   -------
Net asset value at end of period.......     $ 11.13      $ 11.02  $ 10.55   $ 10.54  $ 10.10   $ 10.65
                                            -------      -------  -------   -------  -------   -------
TOTAL RETURN:..........................        2.77%*       8.79%    4.77%     8.66%   (1.35)%    5.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted).............................     $67,387      $55,992  $44,164   $33,202  $31,446   $31,519
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York....................        0.79%**      0.79%    0.79%     0.79%    0.82%     0.90%
 Expenses, prior to waiver from The
   Bank of New York....................        0.90%**      0.97%    1.10%     1.06%    1.07%     1.07%
Net investment income, net of waiver
  from The Bank of New York............        3.49%**      3.58%    3.83%     4.05%    3.93%     3.85%
Portfolio turnover rate................           6%          13%      17%       16%      32%       24%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.80% to 3.83%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                                   Investor Shares
                                             -----------------------------------------------------------




                                             Six Months Ended           Year Ended December 31,
                                              June 30, 2003   ------------------------------------------
                                               (Unaudited)      2002   2001/(a)/  2000     1999     1998
                                             ---------------- -------  --------  ------  ------   -------
PER SHARE DATA:
Net asset value at beginning of year........     $ 11.02      $ 10.56   $10.55   $10.10  $10.65   $ 10.52
                                                 -------      -------   ------   ------  ------   -------
Gain (loss) from investment operations
Net investment income.......................        0.18         0.36     0.38     0.39    0.38      0.38
Net realized and unrealized gain (loss) on
 investments................................        0.11         0.51     0.09     0.45   (0.55)     0.14
                                                 -------      -------   ------   ------  ------   -------
  Total from investment operations..........        0.29         0.87     0.47     0.84   (0.17)     0.52
                                                 -------      -------   ------   ------  ------   -------
Dividends and distributions
Dividends from net investment income........       (0.18)       (0.37)   (0.38)   (0.39)  (0.38)    (0.38)
Distributions from capital gains............          --        (0.04)   (0.08)      --      --     (0.01)
                                                 -------      -------   ------   ------  ------   -------
  Total dividends and distributions.........       (0.18)       (0.41)   (0.46)   (0.39)  (0.38)    (0.39)
                                                 -------      -------   ------   ------  ------   -------
Net asset value at end of period............     $ 11.13      $ 11.02   $10.56   $10.55  $10.10   $ 10.65
                                                 -------      -------   ------   ------  ------   -------
TOTAL RETURN:...............................        2.64%*       8.42%    4.51%    8.49%  (1.60)%    5.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)............................     $28,259      $29,758   $7,099   $8,021  $8,032   $11,580
Ratio to average net assets of:
  Expenses, net of waiver from
   The Bank of New York.....................        1.04%**      1.04%    1.04%    1.03%   1.07%     1.15%
  Expenses, prior to waiver from
   The Bank of New York.....................        1.15%**      1.22%    1.34%    1.31%   1.30%     1.32%
  Net investment income, net of waiver from
   The Bank of New York.....................        3.23%**      3.33%    3.59%    3.81%   3.65%     3.61%
Portfolio turnover rate.....................           6%          13%      17%      16%     32%       24%

** Not annualized.
***Annualized.
(a) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was also an increase to the ratio of net investment income to average net assets from 3.56% to 3.59%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)


 Principal
  Amount                             Value
-----------                       -----------
            United States Government
            Agencies & Obligations--65.4%
            Federal Home Loan Bank--13.2%
$18,300,000 0.75%, 7/01/03+...... $18,300,000
                                  -----------
            Federal Home Loan Mortgage Corp.--9.6%
  9,500,000 5.75%, 4/15/08.......  10,855,669
     30,000 6.75%, 9/15/29.......      37,170
  1,950,000 6.25%, 7/15/32.......   2,294,419
                                  -----------
                                   13,187,258
                                  -----------
            Federal National Mortgage
            Association--13.5%
  8,350,000 5.50%, 2/15/06.......   9,166,446
  4,900,000 4.375%, 3/15/13......   5,102,811
  2,375,000 6.25%, 5/15/29.......   2,781,498
  1,300,000 6.625%, 11/15/30.....   1,597,346
                                  -----------
                                   18,648,101
                                  -----------
            Tennessee Valley Authority--0.5%
    650,000 6.15%, 1/15/38.......     752,404
                                  -----------
            United States Treasury Bonds--6.8%
  2,500,000 7.25%, 5/15/16.......   3,324,805
  4,125,000 6.125%, 11/15/27.....   5,021,222
    950,000 5.25%, 2/15/29.......   1,034,424
                                  -----------
                                    9,380,451
                                  -----------
            United States Treasury Notes--21.8%
  1,150,000 5.75%, 8/15/03.......   1,156,874
  3,250,000 5.75%, 11/15/05......   3,576,904
  3,350,000 6.875%, 5/15/06......   3,839,023
  3,425,000 6.25%, 2/15/07.......   3,938,750
  3,675,000 6.625%, 5/15/07......   4,299,463
  8,525,000 5.75%, 8/15/10.......   9,978,581
  2,275,000 5.00%, 8/15/11.......   2,551,911

 Principal
  Amount                                Value
-----------                          -----------
            United States Government
            Agencies & Obligations
            (Continued)
$   750,000 3.875%, 2/15/13......... $   771,767
                                     -----------
                                      30,113,273
                                     -----------
            Total United States
            Government Agencies &
            Obligations
            (Cost $84,314,117)......  90,381,487
                                     -----------
            Mortgage-Backed
            Securities--20.3%
            Federal Home Loan Mortgage Corp.--10.9%
        773 Pool #251836
            8.50%, 5/01/04..........         774
     17,894 Pool #182217
            8.00%, 12/01/04.........      18,384
      6,439 Pool #502185
            8.50%, 7/01/05..........       6,649
    148,794 Gold Pool #M70034
            7.50%, 6/01/08..........     158,781
    126,148 Gold Pool # E00227
            6.00%, 7/01/08..........     131,947
    422,232 Gold Pool #E49415
            6.50%, 7/01/08..........     446,386
     21,143 Pool #184275
            8.25%, 9/01/08..........      22,636
    774,197 Gold Pool #M80707
            5.50%, 10/01/08.........     797,978
      4,952 Pool #160062
            9.50%, 10/01/08.........       5,339
      5,344 Pool #160065
            9.50%, 11/01/08.........       5,762
      5,500 Pool #160066
            9.75%, 11/01/08.........       6,060

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                        Value
-----------                    --------
            Mortgage-Backed
            Securities (Continued)
$    72,781 Pool #185743
            8.50%, 12/01/08... $ 73,625
     81,784 Pool #251974
            8.50%, 4/01/09....   87,332
    102,779 Pool #185964
            8.50%, 2/01/10....  108,879
     71,658 Gold Pool #E20201
            7.50%, 10/01/10...   76,461
    393,222 Gold Pool #G10439
            6.50%, 1/01/11....  414,470
     68,700 Gold Pool #E00417
            7.00%, 2/01/11....   73,037
    174,489 Gold Pool #E00461
            7.50%, 12/01/11...  186,192
    137,327 Gold Pool #G30052
            7.50%, 6/01/16....  147,131
     43,572 Pool #555045
            8.00%, 5/01/19....   45,449
    146,944 Gold Pool #C90290
            7.00%, 8/01/19....  155,116
    104,331 Gold Pool #A01217
            8.50%, 4/01/20....  113,766
    212,128 Gold Pool #C00098
            8.00%, 2/01/22....  230,322
    132,163 Gold Pool # D24970
            8.00%, 3/01/22....  143,498
    151,275 Gold Pool #D36389
            8.00%, 1/01/23....  164,371
    512,170 Pool #334595
            7.50%, 11/01/23...  550,873
    221,324 Gold Pool #G00356
            7.00%, 6/01/25....  233,140

 Principal
  Amount                                Value
-----------                          -----------
            Mortgage-Backed
            Securities (Continued)
$   116,569 Gold Pool #D67014
            7.50%, 1/01/26.......... $   124,575
    691,081 Gold Pool #C00490
            8.00%, 1/01/27..........     746,459
     77,780 Gold Pool #C00664
            7.50%, 9/01/28..........      82,758
  2,376,295 Gold Pool #C69955
            6.50%, 8/01/32..........   2,472,887
  7,000,000 Gold Pool TBA
            5.50%, 7/01/33..........   7,220,933
                                     -----------
                                      15,051,970
                                     -----------
            Federal National Mortgage Association--5.2%
    127,951 Pool #195152
            7.00%, 1/01/08..........     135,211
     94,788 Pool #81860
            8.00%, 4/01/09..........     100,305
    146,816 Pool #278437
            7.50%, 5/01/09..........     157,184
    199,071 Pool #535630
            6.00%, 12/01/10.........     208,517
    386,569 Pool #482513
            5.50%, 1/01/14..........     403,508
    204,892 Pool #6222
            9.00%, 4/01/16..........     225,084
    280,685 Pool #252711
            7.00%, 9/01/19..........     297,628
     87,117 Pool #124118
            9.00%, 3/01/22..........      97,063
     75,219 Pool #159860
            7.50%, 6/01/22..........      80,494
    179,412 Pool #50748
            7.50%, 6/01/23..........     191,944

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                       Value
-----------                  ----------
            Mortgage-Backed
            Securities (Continued)
$    31,367 Pool #64195
            8.253%, 11/01/24 $   33,563
    181,996 Pool #70319
            7.786%, 12/01/24    194,736
    537,927 Pool #308497
            8.00%, 5/01/25..    584,182
     56,971 Pool #320514
            6.50%, 9/01/25..     59,631
  1,037,930 Pool #335054
            6.00%, 1/01/26..  1,098,543
    269,278 Pool #446431
            8.50%, 10/01/26.    293,749
    202,801 Pool #251498
            6.50%, 2/01/28..    211,905
    131,465 Pool #441759
            6.00%, 9/01/28..    136,713
    194,225 Pool #449154
            6.00%, 12/01/28.    202,205
    618,436 Pool #457916
            7.50%, 12/01/28.    661,240
    192,140 Pool #252570
            6.50%, 7/01/29..    200,366
    237,863 Pool #535182
            8.00%, 10/01/29.    258,063
     30,764 Pool #420171
            5.75%, 2/01/30..     32,058
    378,160 Pool #530528
            4.036%, 4/01/30.    391,016
    608,399 Pool #615519
            6.00%, 11/01/31.    632,514
    233,561 Pool #645256
            6.50%, 7/01/32..    243,565
                             ----------
                              7,130,987
                             ----------

 Principal
  Amount                       Value
-----------                   --------
            Mortgage-Backed
            Securities (Continued)
            Government National Mortgage
            Association--4.2%
$     3,622 Pool #6400
            8.00%, 6/15/05... $  3,906
      8,523 Pool #7774
            8.00%, 9/15/05...    9,192
      7,709 Pool #7038
            8.00%, 10/15/05..    8,314
      8,793 Pool #11310
            8.00%, 11/15/05..    9,482
      7,161 Pool #10459
            8.00%, 8/15/06...    7,723
     12,259 Pool #10419
            8.00%, 9/15/06...   13,221
     10,288 Pool #12590
            8.00%, 9/15/06...   11,095
     18,008 Pool #14295
            8.00%, 1/15/07...   19,420
    177,864 Pool #367439
            5.50%, 12/15/08..  187,956
    601,105 Pool #456880
            6.50%, 5/15/13...  638,956
    222,022 Pool #476328
            7.00%, 6/15/13...  238,318
    276,953 Pool # 483935
            5.50%, 12/15/13..  292,772
    144,030 Pool #2815
            6.00%, 9/20/14...  150,285
    275,202 Pool #3005
            7.50%, 11/20/15..  295,819
    243,327 Pool #3018
            7.50%, 12/20/15..  261,489

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                     Value
-----------                 --------
            Mortgage-Backed
            Securities (Continued)
$   912,931 Pool #569502
            5.00%, 1/15/17. $955,526
     16,751 Pool #204365
            9.00%, 3/15/17.   18,679
     87,903 Pool #176549
            7.50%, 3/20/17.   93,727
    126,875 Pool #247223
            9.00%, 4/15/18.  141,504
      7,859 Pool #177793
            9.50%, 5/15/19.    8,857
      2,691 Pool #284645
            8.50%, 2/15/20.    2,948
      5,978 Pool #319650
            7.00%, 11/15/22    6,362
    145,427 Pool #356770
            7.50%, 4/15/23.  155,734
     18,819 Pool #350532
            6.50%, 6/15/23.   19,881
    471,441 Pool #351405
            6.50%, 1/15/24.  497,727
     47,673 Pool #359470
            7.00%, 1/15/24.   50,676
     76,349 Pool #376445
            6.50%, 4/15/24.   80,606
     22,441 Pool #386348
            7.50%, 6/15/24.   24,014
    486,383 Pool #780035
            6.50%, 7/15/24.  513,502
     39,069 Pool #407323
            8.25%, 4/15/25.   41,915
    254,178 Pool #780459
            7.00%, 11/15/26  269,286

 Principal
  Amount                                Value
-----------                          -----------
            Mortgage-Backed
            Securities (Continued)
$   140,285 Pool #2345
            8.50%, 12/20/26......... $   151,150
    147,973 Pool #464704
            8.00%, 7/15/28..........     159,775
    259,524 Pool #517210
            7.75%, 11/15/29.........     279,032
    189,678 Pool #564751
            6.00%, 8/15/31..........     198,925
                                     -----------
                                       5,817,774
                                     -----------
            Total Mortgage-Backed
            Securities
            (Cost $27,560,173)......  28,000,730
                                     -----------
            Collateralized Mortgage
            Obligations--13.9%
            Federal Home Loan Mortgage Corp.--4.9%
    275,000 Series 1176-H
            8.00%, 12/15/06.........     287,357
    169,000 Series 1574-I
            6.50%, 8/15/22..........     174,339
    925,000 Series 1627-PJ
            6.00%, 3/15/23..........     967,862
    360,000 Series 1588-QD
            6.50%, 9/15/23..........     364,626
  1,770,000 Series 1602-H
            6.50%, 10/15/23.........   1,816,948
  2,853,554 Series 1608-O
            6.50%, 11/15/23.........   2,862,484
    256,454 Series 1633-C
            6.50%, 12/15/23.........     256,530
     90,000 Series 2123-PE
            6.00%, 12/15/27.........      92,284
                                     -----------
                                       6,822,430
                                     -----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                           Value
-----------                     -----------
            Collateralized Mortgage
            Obligations (Continued)
            Federal National Mortgage
            Association--8.4%
$   860,442 Series 1988-15A
            9.00%, 6/25/18..... $   950,893
      6,050 Series G93-34PH
            6.35%, 2/25/22.....       6,043
    863,835 Series 1992-136PK
            6.00%, 8/25/22.....     903,502
  1,600,000 Series 1993-96PJ
            7.00%, 8/25/22.....   1,633,073
    121,414 Series 1992-172M
            7.00%, 9/25/22.....     128,385
    209,000 Series 1993-204C
            6.20%, 2/25/23.....     211,203
  1,393,000 Series 1993-149M
            7.00%, 8/25/23.....   1,513,265
  3,949,000 Series 1993-178PK
            6.50%, 9/25/23.....   4,262,082
    159,165 Series 1996-4ZB
            6.50%, 9/25/23.....     159,165
  1,136,000 Series 1993-203PL
            6.50%, 10/25/23....   1,225,237
     71,514 Series 1993-253H PO
            0.00%, 11/25/23....      66,227
    571,500 Series 1993-255E
            7.10%, 12/25/23....     581,256
                                -----------
                                 11,640,331
                                -----------
            Government National Mortgage
            Association--0.6%
    800,000 Series 1999-13PC
            6.00%, 3/20/28.....     830,759
                                -----------

                                             Value
                                         ------------
          Collateralized Mortgage
          Obligations (Continued)
          Total Collateralized
          Mortgage Obligations
          (Cost $18,271,814)............ $ 19,293,520
                                         ------------
Number of
 Shares
---------
          Money Market Fund--4.9%
6,727,677 ACM Institutional Reserves
          (Government Portfolio),
          0.93% (a)
          (Cost $6,727,677).............    6,727,677
                                         ------------
          Total Investments
          (Cost $136,873,781) (b)--
          104.5%........................  144,403,415
          Liabilities in excess of other
          assets--(4.5%)................   (6,250,461)
                                         ------------
          Net Assets--100.0%............ $138,152,952
                                         ------------

PO Principal Only.
(a)Represents annualized 7 day yield at June 30, 2003.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003, net unrealized appreciation was $7,529,634 based on cost for Federal income tax purpose. This consisted of aggregate gross unrealized appreciation of $7,580,332 and aggregated gross unrealized depreciation of $50,698.
+ Discounted Rate at time of purchase for United State Government Agencies and
  Obligations.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $136,873,781)..................... $144,403,415
             Cash.....................................        1,342
             Receivables:
              Investments sold........................   17,929,742
              Interest................................    1,189,451
              Capital stock sold......................      459,344
             Other assets.............................       17,500
                                                       ------------
              Total Assets............................  164,000,794
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................   25,543,209
              Dividends...............................      114,567
              Services provided by The Bank of New
               York and Administrator.................       92,960
              Capital stock repurchased...............       75,898
             Accrued expenses and other liabilities...       21,208
                                                       ------------
              Total Liabilities.......................   25,847,842
                                                       ------------
           Net Assets:................................ $138,152,952
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     13,074
             Capital surplus..........................  132,048,898
             Undistributed net investment loss........   (1,211,817)
             Accumulated net realized loss............     (226,837)
             Net unrealized appreciation on
              investments.............................    7,529,634
                                                       ------------
           Net Assets................................. $138,152,952
                                                       ------------
           Institutional Shares
             Net assets............................... $121,075,618
                                                       ------------
             Shares outstanding.......................   11,456,438
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.57
                                                       ------------
           Investor Shares
             Net assets............................... $ 17,077,334
                                                       ------------
             Shares outstanding.......................    1,617,166
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.56
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                           Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

           Investment Income:
             Interest.................................... $3,070,896
                                                          ----------
           Expenses:
             Advisory....................................    340,217
             Administration..............................    136,090
             Accounting services.........................     28,232
             Transfer agent..............................     26,573
             12b-1 fee--Investor Shares..................     20,840
             Custodian...................................     20,794
             Registration and filings....................      8,032
             Directors...................................      6,614
             Audit.......................................      3,760
             Reports to shareholders.....................      1,535
             Cash management.............................      1,043
             Insurance...................................        456
             Legal.......................................        271
             Other.......................................      9,893
                                                          ----------
              Total Expenses.............................    604,350
             Fees waived by The Bank of New York
              (Note 3)...................................    (47,000)
                                                          ----------
              Net Expenses...............................    557,350
                                                          ----------
              Net Investment Income......................  2,513,546
                                                          ----------
           Realized and Unrealized Gain
            (loss) on Investments:
             Net realized gain on:
              Investments................................  1,107,458
             Increase (decrease) in unrealized
              appreciation/depreciation on:
              Investments................................    (84,942)
                                                          ----------
              Net realized and unrealized gain on
               investments...............................  1,022,516
                                                          ----------
              Net increase in net assets resulting from
               operations................................ $3,536,062
                                                          ----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2003      Year Ended
                                                                                (Unaudited)    December 31, 2002
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $  2,513,546     $  5,146,815
  Net realized gain on investments...........................................      1,107,458          260,790
  Increase (decrease) in unrealized appreciation/depreciation on investments.        (84,942)       6,181,013
                                                                                ------------     ------------
   Net increase in net assets resulting from operations......................      3,536,062       11,588,618
                                                                                ------------     ------------
Dividends to Shareholders
  Dividends from net investment income: Institutional Shares.................     (2,458,857)      (4,888,267)
                         Investor Shares.....................................       (322,340)        (676,504)
                                                                                ------------     ------------
                                                                                  (2,781,197)      (5,564,771)
                                                                                ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................     37,474,752       80,926,309
                     Investor Shares.........................................      2,889,518        4,551,174
  Proceeds from shares issued on reinvestment of
   dividends: Institutional Shares...........................................      1,346,735        2,611,858
         Investor Shares.....................................................        292,427          602,834
  Value of capital stock repurchased: Institutional Shares...................    (34,458,523)     (58,881,121)
                      Investor Shares........................................     (2,398,529)      (3,021,170)
                                                                                ------------     ------------
  Net increase in net assets resulting from capital stock transactions.......      5,146,380       26,789,884
                                                                                ------------     ------------
   Increase in Net Assets....................................................      5,901,245       32,813,731
Net Assets:
  Beginning of year..........................................................    132,251,707       99,437,976
                                                                                ------------     ------------
  End of period (includes undistributed net investment loss of $1,211,817 at
   June 30, 2003 and $944,166 at December 31, 2002)..........................   $138,152,952     $132,251,707
                                                                                ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................      3,561,639        7,971,674
         Investor Shares.....................................................        275,248          448,776
  Shares issued on reinvestment of dividends: Institutional Shares...........        128,281          255,471
                           Investor Shares...................................         27,887           58,990
  Shares repurchased: Institutional Shares...................................     (3,272,162)      (5,815,354)
             Investor Shares.................................................       (227,615)        (296,268)
                                                                                ------------     ------------
     Net increase............................................................        493,278        2,623,289
  Shares outstanding, beginning of year......................................     12,580,326        9,957,037
                                                                                ------------     ------------
  Shares outstanding, end of period..........................................     13,073,604       12,580,326
                                                                                ------------     ------------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Financial Highlights

                                                       Institutional Shares
                                  --------------------------------------------------------------
                                  Six Months Ended            Year Ended December 31,
                                   June 30, 2003   ---------------------------------------------
                                    (Unaudited)      2002    2001/(a)/   2000     1999      1998
                                  ---------------- --------  --------  -------  -------   -------
PER SHARE DATA:                                           .
Net asset value at beginning of
  year...........................     $  10.51     $   9.99  $  9.85   $  9.41  $ 10.04   $  9.88
                                      --------     --------  -------   -------  -------   -------
Gain (loss) from investment
  operations
Net investment income............         0.20         0.46     0.51      0.56     0.56      0.56
Net realized and unrealized gain
  (loss) on investments..........         0.08         0.55     0.17      0.44    (0.64)     0.16
                                      --------     --------  -------   -------  -------   -------
 Total from investment
   operations....................         0.28         1.01     0.68      1.00    (0.08)     0.72
                                      --------     --------  -------   -------  -------   -------
Dividends
Dividends from net investment
  income.........................        (0.22)       (0.49)   (0.54)    (0.56)   (0.55)    (0.56)
                                      --------     --------  -------   -------  -------   -------
Net asset value at end of period.     $  10.57     $  10.51  $  9.99   $  9.85  $  9.41   $ 10.04
                                      --------     --------  -------   -------  -------   -------
TOTAL RETURN:....................         2.65%*      10.39%    6.99%    11.03%   (0.73)%    7.49%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)................     $121,076     $116,056  $86,160   $75,533  $68,762   $64,944
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York..............         0.79%**      0.79%    0.79%     0.79%    0.82%     0.90%
 Expenses, prior to waiver from
   The Bank of New York..........         0.86%**      0.89%    0.93%     0.94%    0.92%     0.96%
 Net investment income,
   net of waiver from
   The Bank of New York..........         3.72%**      4.45%    5.15%     5.92%    5.76%     5.63%
Portfolio turnover rate..........           50%          41%      44%       10%      16%       61%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.35% to 5.15%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                                  Investor Shares
                                           -------------------------------------------------------------
                                           Six Months Ended            Year Ended December 31,
                                            June 30, 2003   --------------------------------------------
                                             (Unaudited)      2002   2001/(a)/   2000     1999      1998
                                           ---------------- -------  --------  -------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year......     $ 10.51      $  9.98  $  9.85   $  9.41  $ 10.04   $  9.87
                                               -------      -------  -------   -------  -------   -------
Gain (loss) from investment operations
Net investment income.....................        0.18         0.43     0.49      0.53     0.53      0.54
Net realized and unrealized gain (loss) on
  investments.............................        0.07         0.57     0.15      0.45    (0.63)     0.17
                                               -------      -------  -------   -------  -------   -------
 Total from investment operations.........        0.25         1.00     0.64      0.98    (0.10)     0.71
                                               -------      -------  -------   -------  -------   -------
Dividends
Dividends from net investment income......       (0.20)       (0.47)   (0.51)    (0.54)   (0.53)    (0.54)
                                               -------      -------  -------   -------  -------   -------
Net asset value at end of period..........     $ 10.56      $ 10.51  $  9.98   $  9.85  $  9.41   $ 10.04
                                               -------      -------  -------   -------  -------   -------
TOTAL RETURN:.............................        2.42%*      10.22%    6.62%    10.76%   (0.98)%    7.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................     $17,077      $16,196  $13,278   $12,168  $12,507   $12,525
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        1.04%**      1.04%    1.04%     1.04%    1.07%     1.15%
 Expenses, prior to waiver from The
   Bank of New York.......................        1.11%**      1.14%    1.18%     1.18%    1.20%     1.26%
 Net investment income, net of waiver
   from The Bank of New York..............        3.47%**      4.20%    4.89%     5.67%    5.50%     5.38%
Portfolio turnover rate...................          50%          41%      44%       10%      16%       61%

*  Not annualized.
** Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.09% to 4.89%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)


 Principal
  Amount                               Value
-----------                         -----------
            Mortgage-Backed
            Securities--34.1%
            Federal Home Loan Mortgage Corp.--29.0%
$    47,263 Pool #160074
            10.00%, 4/01/09........ $    52,647
    240,304 Pool #180006
            9.25%, 8/01/11.........     263,410
    900,849 Gold Pool #E00678
            6.50%, 6/01/14.........     946,173
 15,046,000 Gold Pool TBA
            5.00%, 7/01/18.........  15,534,995
     19,999 Gold Pool #G00800
            7.00%, 11/01/26........      21,054
    964,462 Gold Pool #G00767
            7.50%, 8/01/27.........   1,029,554
    468,962 Gold Pool #C29166
            7.00%, 7/01/29.........     491,677
  1,177,050 Gold Pool #C00896
            7.50%, 12/01/29........   1,251,546
    534,337 Gold Pool #G01131
            7.50%, 9/01/30.........     567,882
  1,037,383 Gold Pool #C01095
            7.00%, 11/01/30........   1,087,631
    219,012 Gold Pool #C44362
            7.50%, 11/01/30........     232,768
    245,852 Gold Pool #C46812
            7.50%, 1/01/31.........     261,295
     24,283 Gold Pool # C55047
            7.50%, 7/01/31.........      25,815
  1,330,011 Gold Pool #C60567
            7.00%, 11/01/31........   1,394,781
  4,195,409 Gold Pool #C01329
            7.00%, 3/01/32.........   4,398,411
  2,907,220 Gold Pool #C01345
            7.00%, 4/01/32.........   3,047,943

 Principal
  Amount                          Value
-----------                    ------------
            Mortgage-Backed
            Securities (Continued)
$ 2,609,318 Gold Pool # C01351
            6.50%, 5/01/32.... $  2,715,381
 16,046,643 Gold Pool #C01385
            6.50%, 8/01/32....   16,698,906
  3,331,481 Gold Pool # C75331
            6.50%, 8/01/32....    3,466,898
 15,244,806 Gold Pool #G01443
            6.50%, 8/01/32....   15,864,476
  1,013,884 Gold Pool #C01396
            6.50%, 9/01/32....    1,055,097
  4,633,258 Gold Pool #C01403
            6.00%, 9/01/32....    4,803,948
  6,018,569 Gold Pool # C01404
            6.50%, 10/01/32...    6,263,212
  1,890,552 Gold Pool # C75536
            6.00%, 1/01/33....    1,960,200
    283,365 Gold Pool #C01511
            6.00%, 3/01/33....      293,804
 14,728,348 Gold Pool #C77416
            6.00%, 3/01/33....   15,270,941
 20,668,093 Gold Pool #G01513
            6.00%, 3/01/33....   21,429,508
 21,053,999 Gold Pool #C79876
            5.50%, 6/01/33....   21,750,180
  3,028,000 Gold Pool TBA
            5.00%, 8/15/33....    3,064,905
                               ------------
                                145,245,038
                               ------------
            Federal National Mortgage
            Association--2.9%
    133,818 Pool #219238
            8.50%, 2/01/09....      143,142

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                        Value
-----------                  -----------
            Mortgage-Backed
            Securities (Continued)
$ 1,709,958 Pool #190770
            7.00%, 4/01/09.. $ 1,806,986
    421,605 Pool #527268
            7.00%, 11/01/14.     448,482
  2,509,396 Pool #253942
            6.00%, 9/01/16..   2,619,144
  3,520,060 Pool #647532
            5.50%, 5/01/17..   3,656,661
  3,618,278 Pool #555384
            5.50%, 4/01/18..   3,758,637
  2,152,501 Pool #694970
            5.50%, 4/01/18..   2,236,001
                             -----------
                              14,669,053
                             -----------
            Government National Mortgage
            Association--2.2%
     35,857 Pool #13416
            8.00%, 9/15/06..      38,670
     23,017 Pool #13688
            8.00%, 11/15/06.      24,822
     33,183 Pool #12766
            8.00%, 12/15/06.      35,785
     25,523 Pool #16080
            7.50%, 4/15/07..      27,118
    215,999 Pool #21598
            8.00%, 2/15/08..     232,942
     37,811 Pool #27246
            9.00%, 12/15/08.      41,040
     23,563 Pool #31570
            9.50%, 6/15/09..      25,573
     10,517 Pool #34366
            9.50%, 9/15/09..      11,415

 Principal
  Amount                       Value
-----------                 -----------
            Mortgage-Backed
            Securities (Continued)
$    14,077 Pool #33765
            9.50%, 10/15/09 $    15,277
     27,139 Pool #34704
            9.50%, 10/15/09      30,107
    101,202 Pool #171774
            9.00%, 9/15/16.     109,845
     12,740 Pool #290313
            9.50%, 5/15/20.      13,826
    260,347 Pool #319650
            7.00%, 11/15/22     277,082
    291,453 Pool #349306
            8.00%, 2/15/23.     317,530
    355,257 Pool #362262
            7.50%, 4/15/24.     377,460
    124,049 Pool #376445
            6.50%, 4/15/24.     130,965
    119,487 Pool #384069
            7.50%, 4/15/24.     126,955
     32,080 Pool #780689
            6.50%, 12/15/27      33,749
  3,514,778 Pool #464686
            6.50%, 7/15/28.   3,696,155
    267,993 Pool #511772
            8.00%, 11/15/30     289,240
    465,233 Pool #485393
            7.00%, 4/15/31.     491,402
  1,031,787 Pool #550475
            7.00%, 5/15/31.   1,089,752
  3,261,144 Pool #781336
            6.00%, 10/15/31   3,420,124
                            -----------
                             10,856,834
                            -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                                 Value
-----------                           ------------
            Mortgage-Backed
            Securities (Continued)
            Total Mortgage-Backed
            Securities
            (Cost $168,326,200)...... $170,770,925
                                      ------------
            Corporate Bonds--25.1%
            Aerospace and Defense--0.2%
$   767,000 General Dynamics Corp.
            4.25%, 5/15/13...........      770,655
                                      ------------
            Automotive--0.4%
  2,250,000 Ford Motor Co.
            7.45%, 7/16/31...........    2,061,146
                                      ------------
            Banking and Finance--1.7%
    948,000 Banc One Corp.
            2.625%, 6/30/08..........      932,004
  1,689,000 Bank of America Corp.
            7.40%, 1/15/11...........    2,075,126
  1,717,000 Kredit Fuer Wiederaufbau
            2.60%, 3/15/06...........    1,731,768
  3,562,000 Wells Fargo & Co
            3.50%, 4/04/08...........    3,674,406
                                      ------------
                                         8,413,304
                                      ------------
            Beverages--Brewers--1.1%
  5,000,000 Anheuser-Busch Cos., Inc.
            5.75%, 1/15/11...........    5,408,200
                                      ------------
            Beverages--Food and Tobacco--0.1%
    454,000 Kellogg Co.
            2.875%, 6/01/08..........      450,806
                                      ------------
            Beverages--Soft Drinks--0.8%
    512,000 Coca-Cola Enterprises
            5.25%, 5/15/07...........      558,646

 Principal
  Amount                                   Value
-----------                             -----------
            Corporate Bonds (Continued)
$ 2,500,000 Coca-Cola Enterprises
            7.125%, 8/01/17............ $ 3,175,745
                                        -----------
                                          3,734,391
                                        -----------
            Building and Building Products--0.2%
    970,000 Vulcan Materials Co.
            6.40%, 2/01/06.............   1,075,027
                                        -----------
            Chemicals--0.2%
  1,094,000 du Pont (E.I.) de Nemours &
            Co.
            4.125%, 3/06/13............   1,098,951
                                        -----------
            Communications, Media and
            Entertainment--2.1%
    767,000 AOL Time Warner, Inc.
            5.625%, 5/01/05............     814,694
  1,069,000 Clear Channel
            Communications, Inc.
            7.65%, 9/15/10.............   1,286,432
  2,227,000 Comcast Cable
            Communications
            8.875%, 5/01/17............   2,979,093
  1,368,000 Liberty Media Corp.
            7.875%, 7/15/09............   1,602,541
    691,000 Sprint Capital Corp.
            7.90%, 3/15/05.............     749,474
  1,590,000 USA Networks, Inc.
            6.75%, 11/15/05............   1,733,404
  1,373,000 Verizon Virginia, Inc.
            4.625%, 3/15/13............   1,413,501
                                        -----------
                                         10,579,139
                                        -----------
            Computers--Micro--0.2%
  1,000,000 IBM Corp.
            5.875%, 11/29/32...........   1,072,635
                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                                  Value
-----------                             ----------
            Corporate Bonds (Continued)
            Computers--Software and Peripherals--0.1%
$   433,000 Computer Sciences Corp.
            5.00%, 2/15/13............. $  457,346
  1,643,000 Metromedia Fiber
            Network,Inc.
            10.00%, 12/15/09 (a).......     96,526
                                        ----------
                                           553,872
                                        ----------
            Consumer Goods & Services--0.2%
    650,000 Unilever Capital Corp.
            5.90%, 11/15/32............    702,902
    538,000 Sara Lee Corp.
            2.75%, 6/15/08.............    533,126
                                        ----------
                                         1,236,028
                                        ----------
            Financial Services--11.0%
    325,000 American General
            Finance,Series H
            5.375%, 10/01/12...........    351,320
  2,500,000 Ameritech Capital
            FundingCorp.
            6.30%, 10/15/04............  2,646,990
    970,000 Bear Stearns Co.
            4.00%, 1/31/08.............  1,014,655
    322,000 BHP Finance USA Ltd.
            4.80%, 4/15/13.............    335,729
  2,106,000 Block Financial Corp.
            6.75%, 11/01/04............  2,241,298
  1,312,000 Citigroup, Inc.
            4.125%, 2/21/06............  1,357,945
  2,104,000 Citigroup, Inc.
            3.50%, 2/01/08.............  2,164,164
  1,000,000 Citigroup, Inc.
            6.50%, 1/18/11.............  1,169,969

 Principal
  Amount                                     Value
-----------                                ----------
            Corporate Bonds (Continued)
$ 1,606,000 Citigroup, Inc.
            5.875%, 2/22/33............... $1,688,584
  2,543,000 Ford Motor Credit Co
            7.375%, 10/28/09..............  2,665,857
  1,768,000 General Electric Capital Corp.
            3.50%, 5/01/08................  1,810,370
    672,000 General Electric Capital Corp.
            5.00%, 2/01/13................    709,805
  2,500,000 General Electric Capital Corp.
            6.75%, 3/15/32................  2,923,913
    675,000 General Motors Acceptance
            Corp.
            4.50%, 7/15/06................    678,220
  4,470,000 General Motors Acceptance
            Corp.
            6.15%, 4/05/07................  4,659,613
  2,256,000 General Motors Acceptance
            Corp.
            5.125%, 5/09/08...............  2,229,309
  5,176,000 Goldman Sachs Group, Inc.
            6.875%, 1/15/11...............  6,107,411
    889,000 Goldman Sachs Group, Inc.
            6.125%, 2/15/33...............    953,341
  2,793,000 Lehman Brothers Holdings,
            Inc.
            7.875%, 8/15/10...............  3,432,225
  3,000,000 Merrill Lynch & Co.
            Series B
            3.70%, 4/21/08................  3,101,301
  2,332,000 Morgan Stanley Dean
            Witter & Co.
            3.625%, 4/01/08...............  2,389,859
  1,851,000 Morgan Stanley Dean Witter
            & Co.
            6.60%, 4/01/12................  2,138,618

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                                    Value
-----------                              -----------
            Corporate Bonds (Continued)
$   396,000 SLM Corp.
            3.625%, 3/17/08............. $   406,441
    994,000 SLM Corp.
            5.375% 1/15/13..............   1,075,615
    389,000 Verizon Global Funding Corp.
            7.25%, 12/01/10.............     467,992
  1,346,000 Verizon Global Funding
            Corp.
            7.75%, 12/01/30.............   1,711,310
  4,183,000 Washington Mutual Financial
            Corp.
            6.25%, 5/15/06..............   4,628,577
                                         -----------
                                          55,060,431
                                         -----------
            Health Care Products and Services--0.8%
  2,540,000 Abbott Laboratories
            5.625%, 7/01/06.............   2,812,364
    590,000 Cardinal Health, Inc.
            4.45%, 6/30/05..............     620,567
    351,000 Johnson & Johnson
            4.95%, 5/15/33..............     342,955
                                         -----------
                                           3,775,886
                                         -----------
            Household and Personal Care
            Products--0.6%
    891,000 Colgate-Palmolive Co.,
            Series E
            3.98%, 4/29/05..............     934,268
  2,000,000 The Procter & Gamble Co.
            4.75%, 6/15/07..............   2,165,512
                                         -----------
                                           3,099,780
                                         -----------
            Insurance--0.2%
    866,000 MetLife, Inc.
            6.50%, 12/15/32.............     991,722
                                         -----------

 Principal
  Amount                                Value
-----------                           ----------
            Corporate Bonds (Continued)
            Oil and Gas--0.9%
$ 1,331,000 ChevronTexaco Capital Co.
            3.375%, 2/15/08.......... $1,374,316
  2,007,000 Conoco Funding Co.
            6.35%, 10/15/11..........  2,348,194
    680,000 Occidental Petroleum
            4.25%, 3/15/10...........    709,438
                                      ----------
                                       4,431,948
                                      ----------
            Pharmaceuticals--0.8%
    675,000 Eli Lilly & Co.
            2.90%, 3/15/08...........    679,803
  2,171,000 Eli Lilly & Co.
            6.57%, 1/01/16...........  2,671,800
    663,000 Merck & Co., Inc.
            4.375%, 2/15/13..........    686,329
                                      ----------
                                       4,037,932
                                      ----------
            Real Estate Investment Trust--0.1%
    517,000 EOP Operating LP
            5.875%, 1/15/13..........    557,391
                                      ----------
            Retail--Department Stores--1.1%
    736,000 Kohl's Corp.
            6.00%, 1/15/33...........    796,209
  1,373,000 Sears Roebuck Acceptance
            Corp., Series 3
            6.92%, 6/17/04...........  1,423,477
  1,193,000 Target Corp.
            6.35%, 1/15/11...........  1,376,674
    997,000 Wal-Mart Stores
            4.375%, 7/12/07..........  1,068,399
    956,000 Wal-Mart Stores
            4.55%, 5/01/13...........    994,495
                                      ----------
                                       5,659,254
                                      ----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                                    Value
-----------                              ------------
            Corporate Bonds (Continued)
            Retail--Food Stores--0.1%
$   521,000 Kroger Co.
            5.50%, 2/01/13.............. $    549,946
                                         ------------
            Telecommunications--1.2%
    769,000 AT&T Wireless Services, Inc.
            7.875%, 3/01/11.............      908,206
  1,401,000 Global Crossing Ltd.
            8.70%, 8/01/07(a)...........       63,045
  3,291,000 SBC Communications, Inc.
            5.875%, 2/01/12.............    3,694,562
  1,344,000 Vodafone Group PLC
            3.95%, 1/30/08..............    1,407,263
                                         ------------
                                            6,073,076
                                         ------------
            Utilities--Gas and Electric--1.0%
  1,200,000 ConEdison Co.
            4.875%, 2/01/13.............    1,267,660
    978,000 Dominion Resources, Inc.
            4.125%, 2/15/08.............    1,023,617
    399,000 Dominion Resources, Inc.
            5.00%, 3/15/13..............      413,562
    948,000 Georgia Power Co.
            4.875%, 7/15/07.............    1,022,054
    810,000 Praxair, Inc.
            3.95%, 6/01/13..............      799,511
    631,000 Wisconsin Electric Power
            4.50%, 5/15/13..............      647,214
                                         ------------
                                            5,173,618
                                         ------------
            Total Corporate Bonds
            (Cost $120,557,855).........  125,865,138
                                         ------------

 Principal
  Amount                                Value
-----------                          -----------
            United States Government
            Agencies & Obligations--24.8%
            Federal Home Loan Mortgage Corp.--2.3%
$ 1,252,000 4.375%, 10/15/06........ $ 1,350,037
  7,744,000 4.875%, 3/15/07.........   8,491,412
    434,000 5.125%, 7/15/12.........     479,684
  1,129,000 5.50%, 7/01/33..........   1,164,634
                                     -----------
                                      11,485,767
                                     -----------
            Federal National Mortgage
            Association--11.0%
  3,976,000 0.98%-1.15%, 7/14/03+...   3,974,423
 15,994,000 0.98%-1.15%, 7/17/03+...  15,986,719
  1,475,000 2.875%, 10/15/05........   1,519,880
  8,000,000 5.50%, 2/15/06..........   8,782,224
  5,000,000 6.00%, 5/15/08..........   5,773,885
  3,000,000 6.125%, 3/15/12.........   3,538,029
  2,777,000 4.375%, 3/15/13.........   2,891,940
  5,006,000 4.625%, 5/01/13.........   5,148,266
  6,397,000 6.25%, 5/15/29..........   7,491,891
                                     -----------
                                      55,107,257
                                     -----------
            United States Treasury Bonds--7.2%
  6,692,000 8.00%, 11/15/21.........   9,696,869
  9,918,000 7.125%, 2/15/23.........  13,293,611
    779,000 6.00%, 2/15/26..........     931,179
  8,225,000 6.125%, 8/15/29.........  10,050,243
  1,546,000 5.375%, 2/15/31.........   1,740,881
                                     -----------
                                      35,712,783
                                     -----------
            United States Treasury Notes--4.3%
    952,000 3.00%, 2/29/04..........     964,941
  2,288,000 3.25%, 5/31/04..........   2,334,922
    600,000 1.75%, 12/31/04.........     605,391
  1,993,000 5.75%, 11/15/05.........   2,193,468

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                               Value
-----------                         ------------
            United States Government
            Agencies & Obligations
            (Continued)
$ 3,978,270 3.625%, 1/15/08........ $  4,463,122
  1,797,000 6.00%, 8/15/09.........    2,119,687
  4,607,105 3.00%, 7/15/12.........    5,077,173
  3,583,000 3.875%, 2/15/13........    3,686,989
                                    ------------
                                      21,445,693
                                    ------------
            Total United States
            Government Agencies &
            Obligations
            (Cost $119,479,476)....  123,751,500
                                    ------------
            Collateralized Mortgage
            Obligations--11.5%
            Federal Home Loan Mortgage Corp.--3.0%
  2,514,390 Series H003, Class A2
            1.88%, 11/15/07........    2,536,361
  2,423,000 Series SF1, Class A3
            2.00%, 12/15/08........    2,417,033
  1,000,000 Series 1678CA..........
            6.00%, 2/15/09.........    1,069,752
  3,800,000 Series H001 A4
            3.78%, 10/15/09........    3,896,893
    992,790 Series 1627-PJ
            6.00%, 3/15/23.........    1,038,290
  4,079,000 Series 2154PK
            6.50%, 10/15/27........    4,180,613
                                    ------------
                                      15,138,942
                                    ------------
            Federal National Mortgage
            Association--2.6%
  1,806,323 Series 1999-55PA
            7.00%, 6/18/13.........    1,848,995

 Principal
  Amount                                    Value
-----------                              -----------
            Collateralized Mortgage
            Obligations (Continued)
$ 5,552,060 Series 2002-5PC
            5.50%, 2/25/16.............. $ 5,649,334
  5,450,000 Series 1993-96PJ
            7.00%, 8/25/22..............   5,562,656
                                         -----------
                                          13,060,985
                                         -----------
            Financial Services--4.9%
  2,427,855 Bank of America Mortgage
            Securities, Inc.,
            Series 2002-A, Class A1
            5.242%, 2/25/32.............   2,480,324
  3,400,322 Bear Stearns Commercial
            Mortgage Securities, Inc.,
            Series 1999-WF2, Class A1
            6.80%, 9/15/08..............   3,743,458
  3,494,000 Bear Stearns Adjustable Rate
            Mortgage Trust
            Series 2002-12, Class 1A4
            3.545%, 1/25/33.............   3,522,389
  3,443,000 Bear Stearns Commercial
            Mortgage Securities, Inc.,
            Series 2002-TOP6, Class A2
            6.46%, 10/15/36.............   4,020,687
  2,644,000 Bear Stearns Commercial
            Mortgage Securities, Inc.,
            Series 2003-T10, Class A2
            4.74%, 3/13/40..............   2,763,227
  2,325,000 GE Capital Commercial
            Mortgage Corp.
            Series 2003-C1, Class A2
            4.09%, 1/10/38..............   2,417,951

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                                       Value
-----------                                 -----------
            Collateralized Mortgage
            Obligations (Continued)
$ 4,330,000 Morgan Stanley Dean Witter
            Capital I,
            Series 2001-TOP1, Class A4
            6.66%, 2/15/33................. $ 5,094,636
                                            -----------
                                             24,042,672
                                            -----------
            Fixed Rate Securities--0.6%
    887,973 Kidder Peabody Mortgage
            Assets Trust,
            Series 22, Class D
            9.95%, 2/01/19.................     892,586
  2,247,655 Residential Accredit Loan, Inc.
            Series 2001-QS7, Class A6
            6.75%, 6/25/31.................   2,261,433
                                            -----------
                                              3,154,019
                                            -----------
            Government National Mortgage
            Association--0.4%
  2,138,151 Series 2003-47, Class A
            2.85%, 6/16/18.................   2,160,773
                                            -----------
            Total Collateralized
            Mortgage Obligations
            (Cost $55,112,455).............  57,557,391
                                            -----------
            Asset-Backed Securities--5.0%
            Asset-Backed Securities--Credit Cards--1.9%
  2,705,000 Citibank Credit Card Master
            Trust I Series 1999-7, Class A
            6.65%, 11/15/06................   2,901,030
  6,180,000 Discover Card Master Trust I,
            Series 1996-3, Class A
            6.05%, 8/18/08.................   6,815,008
                                            -----------
                                              9,716,038
                                            -----------

 Principal
  Amount                                    Value
-----------                              -----------
            Asset-Backed Securities
            (Continued)
            Asset-Backed Securities--Fixed Rate
            Securities--0.3%
$ 1,271,094 Residential Asset Securities
            Corp.,
            Series 2001-KS3, Class AI3
            5.18%, 7/25/27.............. $ 1,286,244
                                         -----------
            Asset-Backed Securities--Trade & Lease
            Receivables--2.8%
    264,278 Associates Automobile
            Receivables Trust,
            Series 2000-1, Class A3
            7.30%, 1/15/04..............     264,965
  4,724,000 Capital Auto Receivables
            Asset Trust, Series 2002-2,
            Class A3
            3.82%, 7/15/05..............   4,808,365
  1,592,329 Daimler Chrysler Auto Trust,
            Series 2000-A, Class A4
            7.23%, 1/06/05..............   1,625,741
  3,762,000 Daimler Chrysler Auto Trust,
            Series 2002-B, Class A4
            3.53%, 12/06/07.............   3,904,838
  3,485,000 Volkswagen Auto Loan
            Enhanced Trust,
            Series 2003-1, Class A3
            1.49%, 5/21/07..............   3,484,362
                                         -----------
                                          14,088,271
                                         -----------
            Total Asset-Backed
            Securities
            (Cost $24,009,497)..........  25,090,553
                                         -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2003 (Unaudited)

 Principal
  Amount                                       Value
-----------                                ------------
            Foreign Government
            Agencies & Obligations--0.3%
$ 1,202,000 Financement Quebec
            (Canada)
            5.00%, 10/25/12
            (Cost $1,193,262)............. $  1,300,438
                                           ------------
 Number of
  Shares
-----------
            Money Market Fund--2.5%
 12,274,911 ACM Institutional Reserves
            (Prime Portfolio), 0.97%(b)
            (Cost $12,274,911)............   12,274,911
                                           ------------
            Total Investments
            (Cost $500,953,656)(c)--
            103.3%........................  516,610,856
            Liabilities in excess of other
            assets--(3.3%)................  (16,521,676)
                                           ------------
            Net Assets--100.0%............ $500,089,180
                                           ------------

(a)Issue is currently in default.
(b)Represent annualized 7 day yield at June 30, 2003.
(c)The cost stated also approximated the aggregate cost for Federal income tax purposes. At June 30, 2003, net unrealized appreciation was $15,657,200 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $20,204,986 and aggregate gross unrealized depreciation of $4,547,786.
+ Discount rate at time of purchase for United States Government Agencies and Obligations.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $500,953,656)..................... $516,610,856
             Cash.....................................      194,881
             Receivables:
              Interest................................    4,649,389
              Investments sold........................    2,617,178
              Capital stock sold......................    1,038,999
             Other assets.............................       16,057
                                                       ------------
              Total Assets............................  525,127,360
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................   23,255,077
              Capital stock repurchased...............      893,573
              Dividends...............................      457,086
              Services provided by The Bank of
               New York and Administrator.............      329,550
             Accrued expenses and other liabilities...      102,894
                                                       ------------
              Total Liabilities.......................   25,038,180
                                                       ------------
           Net Assets:................................ $500,089,180
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     46,923
             Capital surplus..........................  481,332,350
             Undistributed net investment loss........   (1,304,199)
             Accumulated net realized gain............    4,356,906
             Net unrealized appreciation on
              investments.............................   15,657,200
                                                       ------------
           Net Assets................................. $500,089,180
                                                       ------------
           Institutional Shares:
             Net assets............................... $489,652,842
                                                       ------------
             Shares outstanding.......................   45,944,144
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.66
                                                       ------------
           Investor Shares:
             Net assets............................... $ 10,436,338
                                                       ------------
             Shares outstanding.......................      978,803
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.66
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                           Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

         Investment Income:
           Interest (net of foreign withholding taxes of
            $2,042)...................................... $12,092,902
                                                          -----------
         Expenses:
           Advisory......................................   1,224,406
           Administration................................     489,762
           Transfer agent................................      63,350
           Custodian.....................................      48,699
           Accounting services...........................      29,783
           Legal.........................................      26,000
           12b-1 fee--Investor Shares....................      12,508
           Registration and filings......................       8,656
           Audit.........................................       6,934
           Directors.....................................       6,788
           Cash management...............................       3,620
           Insurance.....................................       3,086
           Reports to shareholders.......................       1,508
           Other.........................................      26,402
                                                          -----------
            Total Expenses...............................   1,951,502
           Fees waived by The Bank of New York
            (Note 3).....................................      (2,795)
           Earnings credit adjustment (Note 3)...........      (1,639)
                                                          -----------
            Net Expenses.................................   1,947,068
                                                          -----------
            Net Investment Income........................  10,145,834
                                                          -----------
         Realized and Unrealized Gain on
          Investments:
           Net realized gain on investments..............   7,621,501
           Increase (decrease) in unrealized
            appreciation/depreciation on
            investments..................................     (20,330)
                                                          -----------
           Net realized and unrealized gain on
            investments..................................   7,601,171
                                                          -----------
           Net increase in net assets resulting from
            operations................................... $17,747,005
                                                          -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statements of Changes in Net Assets

                                                                                       Six Months Ended
                                                                                        June 30, 2003      Year Ended
                                                                                         (Unaudited)    December 31,2002
                                                                                       ---------------- ----------------
Operations:
  Net investment income...............................................................   $ 10,145,834     $ 22,985,021
  Net realized gain on investments....................................................      7,621,501          315,433
  Increase (decrease) in unrealized appreciation/depreciation on investments..........        (20,330)      12,445,801
                                                                                         ------------     ------------
   Net increase in net assets resulting from operations...............................     17,747,005       35,746,255
                                                                                         ------------     ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares..........................    (10,472,251)     (23,223,754)
                         Investor Shares..............................................       (205,949)        (415,201)
                                                                                         ------------     ------------
                                                                                          (10,678,200)     (23,638,955)
                                                                                         ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares..............................     42,334,617       99,485,321
                     Investor Shares..................................................      1,404,121        5,481,071
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares......        960,513        2,578,841
                                    Investor Shares...................................        176,018          358,787
  Value of capital stock repurchased: Institutional Shares............................    (33,285,454)     (78,212,147)
                       Investor Shares................................................       (718,478)      (2,637,010)
                                                                                         ------------     ------------
  Net increase in net assets resulting from capital stock transactions................     10,871,337       27,054,863
                                                                                         ------------     ------------
   Increase in Net Assets.............................................................     17,940,142       39,162,163
Net Assets:
  Beginning of year...................................................................    482,149,038      442,986,875
                                                                                         ------------     ------------
  End of period (included undistributed net investment loss of $1,304,199 at
   June 30, 2003 and $771,833 at December 31, 2002)...................................   $500,089,180     $482,149,038
                                                                                         ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares...................................................      4,025,105        9,693,575
         Investor Shares..............................................................        133,197          532,132
  Shares issued on reinvestment of dividends: Institutional Shares....................         76,283          237,890
                           Investor Shares............................................         16,676           34,900
  Shares repurchased: Institutional Shares............................................     (3,150,844)      (7,622,984)
             Investor Shares..........................................................        (67,722)        (256,372)
                                                                                         ------------     ------------
   Net increase.......................................................................      1,032,695        2,619,141
  Shares outstanding, beginning of year...............................................     45,890,252       43,271,111
                                                                                         ------------     ------------
  Shares outstanding, end of period...................................................     46,922,947       45,890,252
                                                                                         ------------     ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Financial Highlights


                                                               Institutional Shares
                                        ------------------------------------------------------------------
                                        Six Months Ended              Year Ended December 31,
                                         June 30, 2003   -------------------------------------------------
                                          (Unaudited)      2002    2001/(a)/   2000       1999      1998
                                        ---------------- --------  --------  --------  --------   --------
PER SHARE DATA:
Net asset value at beginning of year...     $  10.51     $  10.24  $  10.12  $   9.84  $  10.61   $  10.45
                                            --------     --------  --------  --------  --------   --------
Gain (loss) from investment operations
Net investment income..................         0.23         0.52      0.58      0.61      0.60       0.61
Net realized and unrealized gain (loss)
  on investments.......................         0.15         0.28      0.14      0.28     (0.76)      0.26
                                            --------     --------  --------  --------  --------   --------
 Total from investment operations......         0.38         0.80      0.72      0.89     (0.16)      0.87
                                            --------     --------  --------  --------  --------   --------
Dividends and distributions
Dividends from net investment income...        (0.23)       (0.53)    (0.60)    (0.61)    (0.59)     (0.61)
Distributions from capital gains.......           --           --        --        --     (0.02)     (0.10)
                                            --------     --------  --------  --------  --------   --------
 Total dividends and distributions.....        (0.23)       (0.53)    (0.60)    (0.61)    (0.61)     (0.71)
                                            --------     --------  --------  --------  --------   --------
Net asset value at end of period.......     $  10.66     $  10.51  $  10.24  $  10.12  $   9.84   $  10.61
                                            --------     --------  --------  --------  --------   --------
TOTAL RETURN:..........................         2.65%*       8.08%     7.21%     9.37%    (1.47)%     8.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)......................     $489,653     $472,896  $436,985  $415,608  $393,680   $392,522
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York................         0.79%**      0.79%     0.78%     0.79%     0.78%      0.81%
 Expenses, prior to waiver from
   The Bank of New York................         0.79%**      0.80%     0.79%     0.79%     0.78%      0.81%
 Net investment income, net of waiver
   from The Bank of New York...........         4.41%**      5.02%     5.69%     6.18%     5.89%      5.79%
Portfolio turnover rate................           64%          98%      106%       76%       57%        53%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.80% to 5.69%.
   Per share data and ratios/supplemental data for periods prior to January 1,2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

                                                                 Investor Shares
                                            ---------------------------------------------------------
                                            Six Months Ended          Year Ended December 31,
                                             June 30, 2003   ----------------------------------------
                                              (Unaudited)     2002   2001/(a)/  2000     1999    1998
                                            ---------------- ------  --------  ------  ------   ------
PER SHARE DATA:
Net asset value at beginning of year.......     $ 10.51      $10.24   $10.12   $ 9.84  $10.61   $10.45
                                                -------      ------   ------   ------  ------   ------
Gain (loss) from investment operations
Net investment income......................        0.22        0.49     0.56     0.58    0.57     0.58
Net realized and unrealized gain (loss) on
  investments..............................        0.15        0.29     0.13     0.28   (0.76)    0.26
                                                -------      ------   ------   ------  ------   ------
 Total from investment operations..........        0.37        0.78     0.69     0.86   (0.19)    0.84
                                                -------      ------   ------   ------  ------   ------
Dividends and distributions
Dividends from net investment income.......       (0.22)      (0.51)   (0.57)   (0.58)  (0.56)   (0.58)
Distributions from capital gains...........          --          --       --       --   (0.02)   (0.10)
                                                -------      ------   ------   ------  ------   ------
 Total dividends and distributions.........       (0.22)      (0.51)   (0.57)   (0.58)  (0.58)   (0.68)
                                                -------      ------   ------   ------  ------   ------
Net asset value at end of period...........     $ 10.66      $10.51   $10.24   $10.12  $ 9.84   $10.61
                                                -------      ------   ------   ------  ------   ------
TOTAL RETURN:..............................        2.42%*      7.82%    6.95%    9.10%  (1.73)%   8.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)     $10,436      $9,429   $6,002   $4,912  $4,607   $3,981
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York....................        1.04%**     1.04%    1.03%    1.03%   1.05%    1.13%
 Expenses, prior to waiver from
   The Bank of New York....................        1.04%**     1.05%    1.04%    1.04%   1.09%    1.13%
 Net investment income, net of waiver from
   The Bank of New York....................        4.17%**     4.77%    5.43%    5.93%   5.62%    5.51%
Portfolio turnover rate....................          64%         98%     106%      76%     57%      53%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.43%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)


Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds--95.1%
           Advertising and Marketing Services--1.7%
$   25,000 R.H. Donnelley Finance
           Corp.*
           8.875%, 12/15/10........... $   27,750
   815,000 R.H. Donnelley Finance
           Corp.*
           10.875%, 12/15/12..........    953,550
                                       ----------
                                          981,300
                                       ----------
           Aerospace & Defense--2.2%
   115,000 L-3 Communications Corp.
           Series B
           8.00%, 8/01/08.............    120,175
   735,000 L-3 Communications Corp.
           7.625%, 6/15/12............    812,175
   325,000 L-3 Communications Corp.*
           6.125%, 7/15/13............    329,875
    25,000 Titan Corp.*
           8.00%, 5/15/11.............     26,625
                                       ----------
                                        1,288,850
                                       ----------
           Aluminum, Steel and Other Metals--0.1%
    40,000 IPSCO, Inc. (Canada)*
           8.75%, 6/01/13.............     41,000
                                       ----------
           Automotive--1.2%
   115,000 AutoNation, Inc.
           9.00%, 8/01/08.............    128,225
    10,000 Rexnord Corp.*
           10.125%, 12/15/12..........     11,050
    70,000 Sonic Automotive, Inc.
           Series D
           11.00%, 8/01/08............     74,550
    75,000 United Auto Group, Inc.
           9.625%, 3/15/12............     80,625

Principal
 Amount                                  Value
----------                              --------
           Corporate Bonds (Continued)
$  180,000 United Rentals NA, Inc.
           10.75%, 4/15/08............. $197,550
   175,000 United Rentals NA, Inc.*
           10.75%, 4/15/08.............  192,063
    15,000 Universal Compression, Inc.*
           7.25%, 5/15/10..............   15,600
                                        --------
                                         699,663
                                        --------
           Beverages, Food and Tobacco--1.3%
    70,000 Constellation Brands, Inc.
           Series B
           8.125%, 1/15/12.............   75,950
   135,000 Merisant Co.*
           9.50%, 7/15/13..............  140,400
   235,000 Smithfield Foods, Inc.
           Series B
           8.00%, 10/15/09.............  255,563
   255,000 Smithfield Foods, Inc.*
           7.75%, 5/15/13..............  274,762
                                        --------
                                         746,675
                                        --------
           Building and Building Products--2.8%
   340,000 Beazer Homes USA
           8.625%, 5/15/11.............  378,250
   250,000 K. Hovnanian Enterprises*
           7.75%, 5/15/13..............  263,125
   180,000 Nortek Holdings, Inc.
           Series B
           9.125%, 9/01/07.............  189,000
   500,000 Nortek Holdings, Inc.
           Series B
           8.875%, 8/01/08.............  524,375
    85,000 NVR, Inc.
           5.00%, 6/15/10..............   85,638

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
$  245,000 Shaw Group, Inc.*
           10.75%, 3/15/10........... $  246,225
                                      ----------
                                       1,686,613
                                      ----------
           Business Equipment and Services--1.7%
    95,000 American Color Graphics
           Holdings, Inc.*
           10.00%, 6/15/10...........     95,000
   555,000 Moore North American
           Finance, Inc.*
           7.875%, 1/15/11...........    581,362
   235,000 Xerox Corp.
           7.125%, 6/15/10...........    235,881
    90,000 Xerox Corp.
           7.625%, 6/15/13...........     90,563
                                      ----------
                                       1,002,806
                                      ----------
           Chemicals--1.6%
   305,000 Equistar Chemical/Funding
           10.125%, 9/01/08..........    315,675
   415,000 FMC Corp.
           10.25%, 11/01/09..........    468,950
    50,000 IMC Global, Inc.
           Series B
           10.875%, 6/01/08..........     52,250
    35,000 Lyondell Chemical Co.
           9.625%, 5/01/07...........     34,475
    90,000 Rhodia SA (France)*
           8.875%, 6/01/11...........     93,600
                                      ----------
                                         964,950
                                      ----------
           Coal--0.5%
   210,000 Luscar Coal Ltd. (Canada)
           9.75%, 10/15/11...........    240,975

Principal
 Amount                                    Value
----------                                --------
           Corporate Bonds (Continued)
$   75,000 Peabody Energy Corp.*
           6.875%, 3/15/13............... $ 78,938
                                          --------
                                           319,913
                                          --------
           Commercial Services--1.0%
   535,000 Iron Mountain, Inc.
           7.75%, 1/15/15................  568,438
                                          --------
           Communications, Media and
           Entertainment--6.8%
   265,000 Alliance Atlantis
           Communication (Canada)
           13.00%, 12/15/09..............  303,425
    40,000 CSC Holdings, Inc.
           7.25%, 7/15/08................   40,200
   600,000 CSC Holdings, Inc.
           Series B
           8.125%, 7/15/09...............  622,500
   510,000 Directv Holdings/Finance*
           8.375%, 3/15/13...............  571,199
   185,000 Echostar DBS Corp.
           10.375%, 10/01/07.............  205,813
   115,000 EchoStar DBS Corp.
           9.125%, 1/15/09...............  129,088
   225,000 Radio One, Inc.
           Series B
           8.875%, 7/01/11...............  248,625
   140,000 Regal Cinemas, Inc. Series B
           9.375%, 2/01/12...............  155,050
   235,000 Shaw Communications, Inc.
           (Canada)
           7.20%, 12/15/11...............  254,388
   180,000 Sinclair Broadcast Group, Inc.
           8.75%, 12/15/11...............  198,450

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$   30,000 Speedway Motorsports, Inc.*
           6.75%, 6/01/13............. $   31,200
   116,000 Susquehanna Media Co.
           7.375%, 4/15/13............    122,380
 1,005,000 Vivendi Universal
           Entertainment (France)*
           9.25%, 4/15/10.............  1,148,212
                                       ----------
                                        4,030,530
                                       ----------
           Computer Hardware--0.4%
   230,000 Seagate Technology Holdings
           (Cayman Islands)
           8.00%, 5/15/09.............    250,125
                                       ----------
           Computer Services--1.5%
    95,000 DigitalNET, Inc.*
           9.00%, 7/15/10.............     95,119
   735,000 Unisys Corp.
           6.875%, 3/15/10............    768,075
                                       ----------
                                          863,194
                                       ----------
           Containers--4.4%
    99,000 Ball Corp.
           6.875%, 12/15/12...........    105,435
    35,000 Crown Cork & Seal
           8.00%, 4/15/23.............     28,350
   275,000 Crown Euro Holdings SA
           (France)*
           9.50%, 3/01/11.............    298,375
   155,000 Crown Euro Holdings SA
           (France)*
           10.875%, 3/01/13...........    169,725
    80,000 Graphic Packaging Corp.
           8.625%, 2/15/12............     82,000

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
$  200,000 Jefferson Smurfit Corp.*
           7.50%, 6/01/13................ $  205,000
    35,000 Norampac, Inc. (Canada)*
           6.75%, 6/01/13................     36,925
   270,000 Owens-Brockway Glass
           Containers, Inc.*
           7.75%, 5/15/11................    286,875
   180,000 Owens-Brockway Glass
           Containers, Inc.*
           8.25%, 5/15/13................    189,000
   325,000 Packaging Corp. of America
           9.625%, 4/01/09...............    359,531
   100,000 Silgan Holdings, Inc.
           9.00%, 6/01/09................    104,000
   560,000 Smurfit-Stone Container
           8.25%, 10/01/12...............    603,400
   115,000 Stone Container Corp.
           8.375%, 7/01/12...............    123,912
                                          ----------
                                           2,592,528
                                          ----------
           Electronic Equipment and
           Components--2.5%
    10,000 Amkor Technologies, Inc.
           9.25%, 2/15/08................     10,450
   185,000 Amkor Technologies, Inc.*
           7.75%, 5/15/13................    176,675
    70,000 Fimep SA (France)*
           10.50%, 2/15/13...............     78,050
   170,000 Flextronics International Ltd.
           (Singapore)
           9.875%, 7/01/10...............    187,000

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                      Value
----------                                 ----------
           Corporate Bonds (Continued)
$  470,000 Flextronics International Ltd.
           (Singapore)*
           6.50%, 5/15/13................. $  454,725
   175,000 Legrand SA (France)
           8.50%, 2/15/25.................    181,125
   350,000 Sanmina-SCI Corp.*
           10.375%, 1/15/10...............    392,000
                                           ----------
                                            1,480,025
                                           ----------
           Financial Services--1.4%
   140,000 Arch Western Finance*
           6.75%, 7/01/13.................    144,200
   180,000 Labranche & Co.
           9.50%, 8/15/04.................    189,900
   405,000 Midland Funding II
           11.75%, 7/23/05................    439,425
    65,000 Worldspan Financial Corp.*
           9.625%, 6/15/11................     67,275
                                           ----------
                                              840,800
                                           ----------
           Health Care Products and Services--3.2%
    10,000 AmeriPath, Inc.*
           10.50%, 4/01/13................     10,775
   165,000 AmerisourceBergen Corp.
           7.25%, 11/15/12................    179,850
    25,000 Apogent Technologies, Inc.*
           6.50%, 5/15/13.................     25,938
   315,000 Coventry Health Care, Inc.
           8.125%, 2/15/12................    343,350
   395,000 Dade Behring, Inc.
           11.91%, 10/03/10...............    448,325
   215,000 PacifiCare Health Systems, Inc.
           10.75%, 6/01/09................    247,788

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$   40,000 Province Healthcare Co.
           7.50%, 6/01/13.............. $   39,600
   105,000 Psychiatric Solutions, Inc.*
           10.625%, 6/15/13............    108,675
   110,000 Select Medical Corp.
           9.50%, 6/15/09..............    120,038
   375,000 Tenet Healthcare Corp.
           7.375%, 2/01/13.............    363,750
                                        ----------
                                         1,888,089
                                        ----------
           Home Builders--2.5%
   580,000 KB Home
           8.625%, 12/15/08............    661,200
   540,000 Standard Pacific Corp.*
           6.875%, 5/15/11.............    568,350
   200,000 Tech Olympic USA, Inc.
           9.00%, 7/01/10..............    217,000
    50,000 The Ryland Group, Inc.
           5.375%, 6/01/08.............     51,875
                                        ----------
                                         1,498,425
                                        ----------
           Hotels and Gaming--8.6%
    40,000 Ameristar Casinos, Inc.
           10.75%, 2/15/09.............     45,550
   725,000 Argosy Gaming Co.
           9.00%, 9/01/11..............    786,625
   210,000 Choctaw Resort Development
           Enterprise
           9.25%, 4/01/09..............    227,587
   190,000 Chumash Casino & Resort*
           9.00%, 7/15/10..............    206,150
   100,000 Horseshoe Gaming Holding
           Corp. Series B
           8.625%, 5/15/09.............    106,500

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                      Value
----------                                 ----------
           Corporate Bonds (Continued)
$  890,000 Isle of Capri Casinos
           9.00%, 3/15/12................. $  974,550
   280,000 Mandalay Resort Group
           Series B
           10.25%, 8/01/07................    317,800
   620,000 MGM Mirage, Inc.
           9.75%, 6/01/07.................    706,800
    95,000 Mohegan Tribal Gaming
           8.75%, 1/01/09.................    102,837
   345,000 Mohegan Tribal Gaming
           8.00%, 4/01/12.................    374,325
    80,000 Penn National Gaming, Inc.
           Series B
           11.125%, 3/01/08...............     89,000
   285,000 Starwood Hotels & Resorts
           Worldwide, Inc.
           6.75%, 11/15/05................    298,895
   675,000 Sun International Hotels
           (Bahamas)
           8.875%, 8/15/11................    734,062
   105,000 Venetian Casino Resort LLC
           11.00%, 6/15/10................    118,913
                                           ----------
                                            5,089,594
                                           ----------
           Insurance--1.5%
   135,000 Allmerica Financial Corp.
           7.625%, 10/15/25...............    120,825
    30,000 Crum & Forster Holding
           Corp.*
           10.375%, 6/15/13...............     30,525
    60,000 Fairfax Financial Holdings Ltd.
           (Canada)
           7.375%, 3/15/06................     58,500

Principal
 Amount                                      Value
----------                                 ----------
           Corporate Bonds (Continued)
$  230,000 Fairfax Financial Holdings Ltd.
           (Canada)
           7.375%, 4/15/18................ $  202,400
    15,000 Fairfax Financial Holdings Ltd.
           (Canada)
           8.30%, 4/15/26.................     13,350
   155,000 Fairfax Financial Holdings Ltd.
           (Canada)
           7.75%, 7/15/37.................    129,619
   375,000 Liberty Mutual Insurance Co.*
           7.697%, 10/15/97...............    276,522
    60,000 Markel Capital Trust I Series B
           8.71%, 1/01/46.................     62,965
                                           ----------
                                              894,706
                                           ----------
           Machinery and Engineering--1.1%
   455,000 Dresser Industries, Inc.
           7.60%, 8/15/96.................    455,000
   200,000 NMHG Holding Co.
           10.00%, 5/15/09................    221,000
                                           ----------
                                              676,000
                                           ----------
           Manufacturing--2.6%
   385,000 SPX Corp.
           6.25%, 6/15/11.................    394,625
    75,000 SPX Corp.
           7.50%, 1/01/13.................     81,563
    25,000 Thomas & Betts Corp.
           7.25%, 6/01/13.................     25,125
 1,010,000 Tyco International Group SA
           (Luxembourg)
           6.375%, 10/15/11...............  1,070,600
                                           ----------
                                            1,571,913
                                           ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2003 (Unaudited)

  Principal
   Amount                                     Value
-------------                               ----------
              Corporate Bonds (Continued)
              Miscellaneous--4.2%
   $   20,000 Corrections Corp. of America
              9.875%, 5/01/09.............. $   22,425
      795,000 Corrections Corp. of America
              7.50%, 5/01/11...............    834,750
      125,000 Farmers Exchange Capital*
              7.05%, 7/15/28...............    112,656
      955,000 Service Corp. International
              7.70%, 4/15/09...............    978,875
      480,000 Stewart Enterprises, Inc.
              10.75%, 7/01/08..............    537,600
                                            ----------
                                             2,486,306
                                            ----------
              Oil and Gas--12.7%
      105,000 Amerigas Partners LP Series D
              10.00%, 4/15/06..............    114,975
      100,000 ANR Pipeline
              9.625%, 11/01/21.............    118,500
       25,000 Chesapeake Energy Corp.
              8.125%, 4/01/11..............     27,063
      885,000 Chesapeake Energy Corp.*
              7.50%, 9/15/13...............    944,737
       20,000 CITGO Petroleum Corp.
              7.875%, 5/15/06..............     20,250
      330,000 CITGO Petroleum Corp.*
              11.375%, 2/01/11.............    369,600
      120,000 EL Paso Natural Gas
              8.625%, 1/15/22..............    128,100
      150,000 EL Paso Natural Gas*
              8.375%, 6/15/32..............    159,750
      765,000 EL Paso Production Holdings*
              7.75%, 6/01/13...............    766,912
      130,000 Ferrellgas Partners, LP
              8.75%, 6/15/12...............    141,700

Principal
 Amount                                    Value
---------                                 --------
          Corporate Bonds (Continued)
$180,000  Frontier Escrow Corp.*
          8.00%, 4/15/13................. $189,000
 810,000  GulfTerra Energy Partners
          LP*
          8.50%, 6/01/10.................  870,750
 185,000  GulfTerra Energy Partners LP
          Series B
          8.50%, 6/01/11.................  198,875
  25,000  GulfTerra Energy Partners LP
          10.625%, 12/01/12..............   29,000
  30,000  Hanover Equipment Trust
          2001 Series B
          8.75%, 9/01/11.................   31,650
 355,000  Plains All Amererican Pipeline,
          LP
          7.75%, 10/15/12................  399,375
 365,000  Premcor Refining Group
          9.25%, 2/01/10.................  399,675
 440,000  Premcor Refining Group
          9.50%, 2/01/13.................  488,400
  20,000  Southern Natural Gas
          8.00%, 3/01/32.................   21,725
 175,000  Tesoro Petroleum Corp.*
          8.00%, 4/15/08.................  180,250
 115,000  TransMontaigne, Inc.*
          9.125%, 6/01/10................  121,756
  40,000  Western Gas Resources, Inc.
          10.00%, 6/15/09................   43,800
 460,000  Western Oil Sands, Inc.
          (Canada)
          8.375%, 5/01/12................  515,200
  40,000  Williams Cos., Inc.
          6.75%, 1/15/06.................   39,600

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                    Value
---------                                ----------
          Corporate Bonds (Continued)
$ 80,000  Williams Cos., Inc.
          8.625%, 6/01/10............... $   84,000
  30,000  Williams Cos., Inc.
          8.125%, 3/15/12...............     30,900
 730,000  Williams Cos., Inc.
          7.625%, 7/15/19...............    711,750
  95,000  Williams Cos., Inc.
          8.75%, 3/15/32................     99,275
 165,000  XTO Energy, Inc.
          7.50%, 4/15/12................    188,100
 125,000  XTO Energy, Inc.*
          6.25%, 4/15/13................    133,437
                                         ----------
                                          7,568,105
                                         ----------
          Paper & Paper Products--3.6%
 410,000  Appelton Papers, Inc. Series B
          12.50%, 12/15/08..............    461,250
 540,000  Cascades, Inc. (Canada)*
          7.25%, 2/15/13................    571,050
 320,000  Georgia-Pacific Corp.*
          7.375%, 7/15/08...............    326,400
 370,000  Georgia-Pacific Corp.*
          8.875%, 2/01/10...............    403,300
 400,000  Georgia-Pacific Corp.
          8.875%, 5/15/31...............    394,000
                                         ----------
                                          2,156,000
                                         ----------
          Pharmaceuticals--0.8%
 170,000  AdvancePCS, Inc.
          8.50%, 4/01/08................    183,600
  15,000  Alaris Medical, Inc.
          7.25%, 7/01/11................     15,263

Principal
 Amount                                  Value
---------                              ----------
          Corporate Bonds (Continued)
$115,000  Alpharma, Inc.*
          8.625%, 5/01/11............. $  121,325
  65,000  Biovail Corp. (Canada)
          7.875%, 4/01/10.............     69,225
  60,000  Omnicare, Inc.
          6.125%, 6/01/13.............     61,500
                                       ----------
                                          450,913
                                       ----------
          Publishing--3.6%
  75,000  Canwest Media, Inc. (Canada)
          10.625%, 5/15/11............     85,500
 320,000  Canwest Media, Inc.
          (Canada)*
          7.625%, 4/15/13.............    341,600
  10,000  CBD Media LLC*
          8.625%, 6/01/11.............     10,350
 790,000  Dex Media East LLC
          12.125%, 11/15/12...........    938,125
 455,000  Hollinger International
          Publishing, Inc.
          9.00%, 12/15/10.............    489,125
  75,000  Houghton Mifflin Co.*
          8.25%, 2/01/11..............     79,500
 175,000  Houghton Mifflin Co.*
          9.875%, 2/01/13.............    190,750
                                       ----------
                                        2,134,950
                                       ----------
          Real Estate--0.1%
  40,000  CB Richard Ellis Service
          11.25%, 6/15/11.............     43,100
  35,000  CBRE Escrow, Inc.*
          9.75%, 5/15/10..............     36,969
                                       ----------
                                           80,069
                                       ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                             Value
---------                         ----------
          Corporate Bonds (Continued)
          Real Estate Investment Trusts--0.2%
$120,000  Istar Financial, Inc.
          8.75%, 8/15/08......... $  131,400
                                  ----------
          Retail--Apparel and Shoes--0.2%
 115,000  Saks, Inc.
          7.50%, 12/01/10........    119,313
                                  ----------
          Retail--Department Stores--0.9%
 120,000  J.C. Penney Co., Inc.
          8.00%, 3/01/10.........    126,300
 160,000  J.C. Penney Co., Inc.
          9.00%, 8/01/12.........    174,400
 195,000  J.C. Penney Co., Inc.
          7.40%, 4/01/37.........    204,262
                                  ----------
                                     504,962
                                  ----------
          Retail--Restaurants--0.7%
  75,000  Dominos, Inc.*
          8.25%, 7/01/11.........     77,813
  75,000  Jack in the Box, Inc.
          8.375%, 4/15/08........     78,000
 225,000  YUM! Brands, Inc.
          8.50%, 4/15/06.........    253,125
                                  ----------
                                     408,938
                                  ----------
          Retail--Specialty Stores--2.0%
 220,000  Rent-A-Center, Inc.*
          7.50%, 5/01/10.........    232,100
 865,000  Rite Aid Corp.*
          9.50%, 2/15/11.........    934,200
                                  ----------
                                   1,166,300
                                  ----------

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
          Telecommunications--5.2%
$360,000  Avaya, Inc.
          11.125%, 4/01/09........... $  396,000
 270,000  Nextel Communications, Inc.
          12.00%, 11/01/08...........    291,600
  80,000  Nextel Communications, Inc.
          9.375%, 11/15/09...........     86,300
 530,000  Nextel Communications, Inc.
          9.50%, 2/01/11.............    589,625
 225,000  Nortel Networks Ltd.
          (Canada)
          6.125%, 2/15/06............    219,375
 675,000  Qwest Corp.*
          8.875%, 3/15/12............    757,687
 285,000  Qwest Corp.
          7.50%, 6/15/23.............    275,025
  15,000  Qwest Corp.
          7.25%, 9/15/25.............     14,175
  15,000  Qwest Corp.
          7.20%, 11/10/26............     14,137
 190,000  Qwest Corp.
          8.875%, 6/01/31............    200,450
  10,000  Qwest Corp.
          7.25%, 10/15/35............      9,550
 205,000  Sprint Capital Corp.
          8.75%, 3/15/32.............    246,258
                                      ----------
                                       3,100,182
                                      ----------
          Transportation--0.2%
 125,000  Offshore Logistics, Inc.*
          6.125%, 6/15/13............    125,938
                                      ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                Value
---------                             --------
          Corporate Bonds (Continued)
          Utilities--Gas and Electric--7.8%
$425,000  AES Corp.
          9.375%, 9/15/10............ $429,249
 595,000  AES Corp.*
          8.75%, 5/15/13.............  621,775
 240,000  BRL Universal Equipment
          8.875%, 2/15/08............  261,600
  65,000  CenterPoint Energy
          Resources
          7.75%, 2/15/11.............   74,182
 180,000  CenterPoint Energy
          Resources*
          7.875%, 4/01/13............  207,406
 310,000  CenterPoint Energy
          Resources*
          6.85%, 6/01/15.............  311,094
 200,000  Edison Mission Energy
          10.00%, 8/15/08............  190,000
 125,000  Edison Mission Energy
          9.875%, 4/15/11............  116,250
 125,000  Homer City Funding LLC
          8.734%, 10/01/26...........  137,187
 360,000  Midwest Generation LLC
          Series B
          8.56%, 1/02/16.............  353,857
  60,000  MSW Energry Holdings*
          8.50%, 9/01/10.............   61,950
 560,000  PSEG Energy Holdings, Inc.
          10.00%, 10/01/09...........  636,503
 150,000  Reliant Energy Mid-Atlantic
          Power Holdings LLC
          Series C
          9.681%, 7/02/26............  136,438

Principal
 Amount                                    Value
---------                               -----------
          Corporate Bonds (Continued)
$165,000  Reliant Resources, Inc.*
          9.25%, 7/15/10............... $   166,650
 185,000  Reliant Resources, Inc.*
          9.50%, 7/15/13...............     187,312
 250,000  Sierra Pacific Power Co.
          8.00%, 6/01/08...............     262,500
 150,000  Sithe Independence Funding
          Corp.
          9.00%, 12/30/13..............     161,625
 290,000  Westar Energy, Inc.
          7.875%, 5/01/07..............     325,525
                                        -----------
                                          4,641,103
                                        -----------
          Waste Disposal Service & Equipment--2.3%
  20,000  Allied Waste Industries, Inc.
          7.40%, 9/15/35...............      18,500
 545,000  Allied Waste NA, Inc.
          Series B
          8.50%, 12/01/08..............     588,600
 265,000  Allied Waste NA, Inc.
          Series B
          10.00%, 8/01/09..............     282,887
 185,000  Allied Waste NA, Inc.*
          9.25%, 9/01/12...............     204,888
 255,000  Casella Waste Systems*
          9.75%, 2/01/13...............     271,575
                                        -----------
                                          1,366,450
                                        -----------
          Total Corporate Bonds
          (Cost $56,236,128)...........  56,417,066
                                        -----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2003 (Unaudited)


Number of
 Shares                                      Value
----------                                -----------
           Preferred Stock--0.5%
           Communications, Media and
           Entertainment--0.5%
     2,800 CSC Holdings, Inc., Series M
           (Cost $296,281)............... $   287,700
                                          -----------
Principal
 amount
----------
           Convertible Bonds--0.2%
           Computer Hardware--0.2%
$  130,000 Juniper Networks, Inc.
           4.75%, 3/15/07
           (Cost $122,942)...............     123,338
                                          -----------
Number of
 Shares
----------
           Money Market Funds--9.1%
 2,918,119 ACM Institutional Reserves
           (Government Portfolio),
           0.93%(a)......................   2,918,118
 2,471,680 ACM Institutional Reserves
           (Prime Portfolio),
           0.97%(a)......................   2,471,680
                                          -----------
           Total Money Market Funds
           (Cost $5,389,798).............   5,389,798
                                          -----------
           Total Investments
           (Cost $62,045,149)(b)--104.9%   62,217,902
           Liabilities in excess of other
           assets--(4.9%)................  (2,899,253)
                                          -----------
           Net Assets--100.0%............ $59,318,649
                                          -----------

* Security exempt from registration under Rule 144A of the Securities Act of 1933.
(a)Represents annualized 7 day yield at June 30, 2003.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003, net unrealized appreciation was $172,753 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $411,556 and aggregate gross unrealized depreciation of $238,803.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $62,045,149)...................... $ 62,217,902
             Cash.....................................      669,004
             Receivables:
              Investments sold........................    1,550,029
              Interest................................    1,098,193
              Capital stock sold......................      775,000
              Dividends...............................        1,125
             Other assets.............................       19,400
                                                       ------------
              Total Assets............................   66,330,653
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    6,899,696
              Dividends...............................       76,312
              Services provided by The Bank of
               New York and Administrator.............       21,754
             Accrued expenses and other liabilities...       14,242
                                                       ------------
              Total Liabilities.......................    7,012,004
                                                       ------------
           Net Assets:................................ $ 59,318,649
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $      5,904
             Capital surplus..........................   59,190,052
             Undistributed net investment loss........      (27,523)
             Accumulated net realized loss............      (22,537)
             Net unrealized appreciation on
              investments.............................      172,753
                                                       ------------
           Net Assets................................. $ 59,318,649
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 59,066,891
                                                       ------------
             Shares outstanding.......................    5,878,491
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.05
                                                       ------------
           Investor Shares:
             Net assets............................... $    251,758
                                                       ------------
             Shares outstanding.......................       25,060
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.05
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

* Commencement of investment operations.

                           Statement of Operations
                      For the period May 1, 2003* through
                          June 30, 2003 (Unaudited)

            Investment Income:
              Interest (net of foreign withholding taxes
               of $2,053)................................ $291,491
              Dividends..................................    1,125
                                                          --------
               Total Income..............................  292,616
                                                          --------
            Expenses:
              Advisory...................................   34,157
              Administration.............................   11,386
              Accounting services........................    9,570
              Audit......................................    4,200
              Reports to shareholders....................    3,900
              Transfer agent.............................    3,900
              Custodian..................................    2,543
              Directors..................................    1,800
              Legal......................................      600
              Cash management............................      360
              Registration and filings...................      300
              12b-1 fee--Investor Shares.................       51
              Other......................................      300
                                                          --------
               Total Expenses............................   73,067
              Fees waived by The Bank of New York
               (Note 3)..................................  (22,687)
              Earnings credit adjustment (Note 3)........   (1,043)
                                                          --------
               Net Expenses..............................   49,337
                                                          --------
               Net Investment Income.....................  243,279
                                                          --------
            Realized and Unrealized Gain
             (Loss) on Investments:
              Net realized loss on investments...........  (22,537)
              Increase (decrease) in unrealized
               appreciation/depreciation on
               investments...............................  172,753
                                                          --------
              Net realized and unrealized gain on
               investments...............................  150,216
                                                          --------
              Net increase in net assets resulting from
               operations................................ $393,495
                                                          --------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statement of Changes in Net Assets

                                                                                        For the period
                                                                                         May 1, 2003*
                                                                                           through
                                                                                        June 30, 2003
                                                                                         (Unaudited)
                                                                                        --------------
Operations:
 Net investment income.................................................................  $   243,279
 Net realized loss on investments......................................................      (22,537)
 Increase (decrease) in unrealized appreciation/depreciation on investments............      172,753
                                                                                         -----------
   Net increase in net assets resulting from operations................................      393,495
                                                                                         -----------
Dividends to Shareholders:
 Dividends from net investment income: Institutional Shares............................     (269,849)
                         Investor Shares...............................................         (953)
                                                                                         -----------
                                                                                            (270,802)
                                                                                         -----------
Capital Stock Transactions:
 Proceeds from capital stock sold: Institutional Shares................................   59,570,334
                     Investor Shares...................................................      251,144
 Proceeds from shares issued on reinvestment of dividends: Institutional Shares........       30,100
                                    Investor Shares....................................          386
 Value of capital stock repurchased: Institutional Shares..............................     (656,008)
                                                                                         -----------
 Net increase in net assets resulting from capital stock transactions..................   59,195,956
                                                                                         -----------
   Increase in Net Assets..............................................................   59,318,649
Net Assets:
 Beginning of period...................................................................           --
                                                                                         -----------
 End of period (includes undistributed net investment loss of $27,523 at June
   30, 2003)...........................................................................  $59,318,649
                                                                                         -----------
Changes in Capital Stock Outstanding:
 Shares sold: Institutional Shares.....................................................    5,940,602
         Investor Shares...............................................................       25,022
 Shares issued on reinvestment of dividends: Institutional Shares......................        2,987
                           Investor Shares.............................................           38
 Shares repurchased: Institutional Shares..............................................      (65,098)
                                                                                         -----------
   Net increase........................................................................    5,903,551
 Shares outstanding, beginning of period...............................................           --
                                                                                         -----------
 Shares outstanding, end of period.....................................................    5,903,551
                                                                                         -----------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Financial Highlights


                                                                Institutional Shares
                                                                --------------------
                                                                   For the period
                                                                    May 1, 2003*
                                                                      through
                                                                   June 30, 2003
                                                                    (Unaudited)
                                                                --------------------
PER SHARE DATA:
Net asset value at beginning of period.........................       $ 10.00
                                                                      -------
Gain from investment operations
Net investment income..........................................          0.06
Net realized and unrealized gain on investments................          0.05
                                                                      -------
 Total from investment operations..............................          0.11
                                                                      -------
Dividends
Dividends from net investment income...........................         (0.06)
                                                                      -------
Net asset value at end of period...............................       $ 10.05
                                                                      -------
TOTAL RETURN:..................................................          1.20%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....................       $59,067
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............          0.89%***
 Expenses, prior to waiver from The Bank of New York...........          1.27%***
 Net investment income, net of waiver from The Bank of New York          4.28%***
Portfolio turnover rate........................................             8%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                                   Investor Shares
                                                                ---------------------
                                                                   For the period
                                                                    May 2, 2003*
                                                                through June 30, 2003
                                                                     (Unaudited)
                                                                ---------------------
PER SHARE DATA:
Net asset value at beginning of period.........................        $10.00
                                                                       ------
Gain from investment operations
Net investment income..........................................          0.05
Net realized and unrealized gain on investments................          0.05
                                                                       ------
 Total from investment operations..............................          0.10
                                                                       ------
Dividends
Dividends from net investment income...........................         (0.05)
                                                                       ------
Net asset value at end of period...............................        $10.05
                                                                       ------
TOTAL RETURN:..................................................          1.16%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....................        $  252
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............          1.14%***
 Expenses, prior to waiver from The Bank of New York...........          1.55%***
 Net investment income, net of waiver from The Bank of New York          4.14%***
Portfolio turnover rate........................................             8%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

Principal
 Amount                                 Value
----------                           -----------
           United States Government
           Agencies & Obligations--31.5%
           Federal Home Loan Bank--1.0%
$1,373,000 4.625%, 4/15/05.......... $ 1,452,590
                                     -----------
           Federal Home Loan Mortgage Corp.--9.2%
 3,450,000 7.00%, 7/15/05...........   3,834,057
 5,075,000 4.875%, 3/15/07..........   5,564,813
 1,795,000 5.75%, 4/15/08...........   2,051,150
 1,200,000 5.125%, 7/15/12..........   1,326,316
   350,000 6.75%, 9/15/29...........     433,656
   500,000 6.25%, 7/15/32...........     588,313
                                     -----------
                                      13,798,305
                                     -----------
           Federal National Mortgage Association--5.3%
 3,900,000 0.75%, 7/01/03+..........   3,900,000
 2,600,000 6.50%, 8/15/04...........   2,754,661
    50,000 7.25%, 1/15/10...........      62,099
   800,000 4.375%, 3/15/13..........     833,112
   325,000 6.25%, 5/15/29...........     380,626
                                     -----------
                                       7,930,498
                                     -----------
           Tennessee Valley Authority--0.2%
   300,000 6.15%, 1/15/38...........     347,264
                                     -----------
           United States Treasury Bonds--5.6%
    45,000 7.25%, 5/15/16...........      59,846
 1,800,000 7.25%, 8/15/22...........   2,438,789
 1,850,000 7.625%, 2/15/25..........   2,630,397
 1,900,000 6.00%, 2/15/26...........   2,271,169
   675,000 5.25%, 2/15/29...........     734,985
   225,000 6.125%, 8/15/29..........     274,931
                                     -----------
                                       8,410,117
                                     -----------
           United States Treasury Notes--10.2%
   475,000 5.25%, 8/15/03...........     477,542
   100,000 5.75%, 8/15/03...........     100,598

Principal
 Amount                                Value
----------                          -----------
           United States Government
           Agencies & Obligations
           (Continued)
$  975,000 5.75%, 11/15/05......... $ 1,073,071
    25,000 5.625%, 2/15/06.........      27,649
 2,474,000 4.625%, 5/15/06.........   2,681,873
    15,000 3.50%, 11/15/06.........      15,812
    10,000 6.25%, 2/15/07..........      11,500
   250,000 4.75%, 11/15/08.........     277,139
 2,200,000 5.75%, 8/15/10..........   2,575,118
 2,475,000 5.00%, 8/15/11..........   2,776,254
 3,075,000 4.875%, 2/15/12.........   3,418,052
 1,850,000 3.875%, 2/15/13.........   1,903,693
                                    -----------
                                     15,338,301
                                    -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $44,838,781)......  47,277,075
                                    -----------
           Mortgage-Backed Securities--
           28.6%
           Federal Home Loan Mortgage Corp.--22.0%
     1,046 Pool #502186
           8.50%, 7/01/05..........       1,058
    15,632 Gold Pool #E00162
           7.00%, 10/01/07.........      16,508
    28,786 Gold Pool #E20195
           7.50%, 9/01/10..........      30,715
     1,433 Gold Pool #G10573
           7.50%, 9/01/11..........       1,529
   105,379 Gold Pool #E65603
           7.00%, 10/01/11.........     112,031
   102,974 Pool #G10764
           6.50%, 12/01/12.........     108,155

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed Securities
           (Continued)
$  176,658 Gold Pool #E68391
           7.00%, 12/01/12.. $  187,731
   201,447 Gold Pool #C90017
           6.50%, 4/01/13...    211,881
   844,996 Gold Pool #E00635
           6.50%, 3/01/14...    888,228
     2,206 Gold Pool #E00678
           6.50%, 6/01/14...      2,318
   370,219 Gold Pool #E00720
           6.00%, 7/01/14...    385,028
    42,276 Pool #275438
           7.50%, 8/01/16...     45,209
   172,977 Pool #170215
           8.00%, 2/01/17...    187,423
 2,000,000 Gold Pool TBA
           5.00%, 7/01/18...  2,065,000
    15,513 Pool #555217
           8.50%, 10/01/18..     16,852
   423,845 Gold Pool #D93193
           6.50%, 3/01/19...    443,818
    59,404 Gold Pool #C90349
           8.00%, 7/01/20...     63,667
 3,255,893 Gold Pool #C90562
           6.00%, 7/01/22...  3,379,058
   189,278 Pool #D51845
           5.50%, 4/01/24...    196,371
    40,582 Gold Pool #C80166
           7.50%, 4/01/24...     43,426
   410,944 Gold Pool #D54110
           7.50%, 6/01/24...    439,733
   198,571 Gold Pool #G00331
           7.00%, 12/01/24..    209,327

Principal
 Amount                      Value
---------                   --------
          Mortgage-Backed Securities
          (Continued)
$103,921  Gold Pool #C00453
          6.50%, 4/01/26... $108,500
  83,970  Gold Pool #D76456
          7.50%, 12/01/26..   89,637
  38,156  Gold Pool #G00752
          7.50%, 8/01/27...   40,731
  77,780  Gold Pool #C00664
          7.50%, 9/01/28...   82,758
 122,225  Gold Pool #C00658
          6.50%, 10/01/28..  127,190
 145,868  Gold Pool #C20338
          6.00%, 1/01/29...  151,445
   1,455  Gold Pool #C29166
          7.00%, 7/01/29...    1,525
   3,694  Gold Pool #C00896
          7.50%, 12/01/29..    3,928
 272,686  Gold Pool #C01024
          7.50%, 7/01/30...  289,814
   2,763  Gold Pool #C01095
          7.00%, 11/01/30..    2,897
     638  Gold Pool #C44362
          7.50%, 11/01/30..      678
   1,650  Gold Pool #C46812
          7.50%, 1/01/31...    1,754
   2,717  Gold Pool #C50537
          6.50%, 4/01/31...    2,828
   3,411  Gold Pool #C50729
          6.50%, 5/01/31...    3,549
   6,197  Gold Pool #C53731
          6.50%, 6/01/31...    6,449
   2,121  Gold Pool #C53797
          6.50%, 6/01/31...    2,207

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                Value
----------                          -----------
           Mortgage-Backed Securities
           (Continued)
$    2,990 Gold Pool #C01197
           6.50%, 7/01/31.......... $     3,112
   262,605 Gold Pool #C61574
           5.50%, 12/01/31.........     271,286
 1,033,288 Gold Pool #C62800
           6.00%, 1/01/32..........   1,071,367
    11,429 Gold Pool #C01329
           7.00%, 3/01/32..........      11,982
     8,060 Gold Pool #C01345
           7.00%, 4/01/32..........       8,450
 7,920,985 Gold Pool #C69955
           6.50%, 8/01/32..........   8,242,955
 3,243,775 Gold Pool #C70842
           6.00%, 9/01/32..........   3,363,276
 3,044,111 Gold Pool #C76042
           6.00%, 1/01/33..........   3,156,256
 4,675,000 Gold Pool TBA
           5.50%, 7/01/33..........   4,822,552
 2,000,000 Pool #16038
           6.00%, 7/01/33..........   2,073,124
                                    -----------
                                     32,975,316
                                    -----------
           Federal National Mortgage Association--2.6%
       191 Pool #50161
           9.00%, 2/01/04..........         197
    17,066 Pool #205505
           6.00%, 3/01/08..........      17,920
     5,449 Pool #190770
           7.00%, 4/01/09..........       5,758
   143,587 Pool #303851
           7.00%, 4/01/11..........     152,905
    51,067 Pool #313895............
           6.50%, 12/01/12.........      53,977

Principal
 Amount                      Value
----------                  --------
           Mortgage-Backed Securities
           (Continued)
$   34,121 Pool #50820
           8.00%, 2/01/13.. $ 36,669
   385,761 Pool #598032
           6.00%, 8/01/14..  404,066
     1,220 Pool #527268
           7.00%, 11/01/14.    1,298
   437,870 Pool #535377
           8.00%, 6/01/15..  470,389
   360,059 Pool #553721
           8.50%, 9/01/15..  399,764
    59,422 Pool #350055
           8.00%, 4/01/16..   63,860
     4,795 Pool #6222
           9.00%, 4/01/16..    5,268
    71,277 Pool #408241
           6.00%, 2/01/18..   74,406
   163,835 Pool #50544
           8.00%, 3/01/22..  178,483
    65,070 Pool #50774
           7.00%, 8/01/23..   68,887
    50,288 Pool #406605
           6.00%, 5/01/24..   52,506
     2,812 Pool #303223
           7.00%, 11/01/24.    2,976
    45,742 Pool #326556
           6.50%, 10/01/25.   47,878
   134,979 Pool #406382
           7.25%, 11/01/25.  143,966
   295,098 Pool #335054
           6.00%, 1/01/26..  312,331
    49,630 Pool #313275
           7.50%, 4/01/26..   53,023

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                       Value
----------                  ----------
           Mortgage-Backed Securities
           (Continued)
$  369,193 Pool #545646
           7.00%, 9/01/26.. $  390,426
    82,894 Pool #421027
           7.50%, 11/01/26.     88,684
   169,001 Pool #251498
           6.50%, 2/01/28..    176,588
   165,636 Pool #494507
           5.00%, 11/01/28.    168,599
   132,424 Pool #252211
           6.00%, 1/01/29..    137,866
    86,081 Pool #252333
           6.00%, 1/01/29..     90,765
   105,019 Pool #323824
           8.00%, 5/01/29..    113,607
    39,399 Pool #537157
           7.00%, 5/01/30..     41,503
    26,988 Pool #253395
           8.50%, 7/01/30..     28,987
    29,208 Pool #190312
           6.50%, 4/01/31..     30,459
    57,120 Pool #589646
           6.50%, 6/01/31..     59,566
                            ----------
                             3,873,577
                            ----------
           Government National Mortgage
           Association--4.0%
   128,668 Pool #359959
           6.50%, 12/15/08.    136,845
   441,347 Pool #421769
           7.50%, 9/15/11..    476,499
   196,517 Pool #490725
           6.00%, 10/15/13.    207,071

Principal
 Amount                      Value
----------                 ----------
           Mortgage-Backed Securities
           (Continued)
$   99,235 Pool #469940
           6.00%, 1/15/14. $  104,509
    39,681 Pool #434573
           7.50%, 10/15/14     42,842
   297,233 Pool #569502
           5.00%, 1/15/17.    311,101
   340,737 Pool #569626
           6.00%, 2/15/17.    358,093
    78,823 Pool #203737
           8.00%, 2/15/17.     86,193
 1,312,047 Pool #591765
           5.00%, 10/15/17  1,373,262
 1,326,891 Pool #596648
           5.00%, 10/15/17  1,388,800
     5,228 Pool #215748
           9.50%, 11/15/18      5,674
   110,765 Pool #355201
           6.50%, 7/15/23.    117,016
   350,769 Pool #780021
           7.50%, 12/15/23    375,519
    30,989 Pool #2038
           8.50%, 7/20/25.     33,476
   105,479 Pool #430097
           8.25%, 10/15/26    114,037
    81,737 Pool #780585
           8.25%, 6/15/27.     88,150
    33,760 Pool #412334
           7.00%, 10/15/27     35,737
     4,491 Pool #780689
           6.50%, 12/15/27      4,725
    41,611 Pool #2547
           6.50%, 2/20/28.     43,537

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                              Value
----------                        -----------
           Mortgage-Backed Securities
           (Continued)
$    7,145 Pool #464686
           6.50%, 7/15/28........ $     7,513
    49,896 Pool #482878
           7.00%, 12/15/28.......      52,703
   369,303 Pool #487634
           6.50%, 8/15/29........     387,768
    24,356 Pool #516531
           8.00%, 5/15/30........      26,287
    14,422 Pool #173782
           8.50%, 7/15/30........      15,535
       747 Pool #511772
           8.00%, 11/15/30.......         806
    69,249 Pool #511023
           6.50%, 2/15/31........      72,718
     1,385 Pool #485393
           7.00%, 4/15/31........       1,463
    82,198 Pool #471763
           6.50%, 5/15/31........      86,315
    77,854 Pool #551101
           6.00%, 11/15/31.......      81,649
                                  -----------
                                    6,035,843
                                  -----------
           Total Mortgage-Backed
           Securities
           (Cost $42,426,649)....  42,884,736
                                  -----------
           Corporate Bonds--25.3%
           Aerospace and Defense--0.7%
   330,000 General Dynamics Corp.
           4.25%, 5/15/13........     331,572
   125,000 Lockheed Martin Corp.
           8.50%, 12/01/29.......     169,899

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Aluminum, Steel and Other Metals--0.4%
$  535,000 Raytheon Co.
           6.75%, 8/15/07............. $  605,590
                                       ----------
                                        1,107,061
                                       ----------
   225,000 Alcoa, Inc.
           7.375%, 8/01/10............    272,601
   250,000 Alcoa, Inc.
           6.00%, 1/15/12.............    281,607
                                       ----------
                                          554,208
                                       ----------
           Automotive--0.5%
   450,000 DaimlerChrysler NA Holdings
           7.30%, 1/15/12.............    507,506
   300,000 Visteon Corp.
           8.25%, 8/01/10.............    325,983
                                       ----------
                                          833,489
                                       ----------
           Banking--1.3%
   350,000 ABN AMRO Bank NV
           7.25%, 5/31/05.............    385,728
   575,000 Dresdner Bank--New York
           6.625%, 9/15/05............    619,834
   200,000 First Union National Bank
           7.80%, 8/18/10.............    248,152
   625,000 FleetBoston Financial Corp.
           6.50%, 3/15/08.............    714,483
                                       ----------
                                        1,968,197
                                       ----------
           Banking and Finance--1.6%
   375,000 Banc One Corp.
           2.625%, 6/30/08............    368,673
   567,000 Bank of America Corp.
           7.40%, 1/15/11.............    696,623

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                               Value
----------                          ----------
           Corporate Bonds (Continued)
$  300,000 Bank One Corp.
           5.25%, 1/30/13.......... $  324,275
   175,000 J.P. Morgan Chase & Co.
           6.75%, 2/01/11..........    205,397
   111,000 Washington Mutual, Inc.
           7.50%, 8/15/06..........    128,451
   600,000 Wells Fargo Co.
           3.50%, 4/04/08..........    618,934
                                    ----------
                                     2,342,353
                                    ----------
           Beverages, Food and Tobacco--0.6%
   375,000 Diageo Capital PLC
           6.125%, 8/15/05.........    409,791
   450,000 Kraft Foods, Inc.
           5.625%, 11/01/11........    490,352
                                    ----------
                                       900,143
                                    ----------
           Beverages--Soft Drinks--0.2%
   150,000 Coca-Cola Enterprises
           5.25%, 5/15/07..........    163,666
   125,000 Coca-Cola Enterprises
           7.125%, 8/01/17.........    158,787
                                    ----------
                                       322,453
                                    ----------
           Building and Building Products--0.2%
   121,000 Hanson Overseas BV
           6.75%, 9/15/05..........    132,438
   107,000 Vulcan Materials Co.
           6.40%, 2/01/06..........    118,585
                                    ----------
                                       251,023
                                    ----------
           Chemicals--0.4%
   475,000 du Pont (E.I.)
           de Nemours & Co.
           6.875%, 10/15/09........    572,909
                                    ----------

Principal
 Amount                              Value
----------                          --------
           Corporate Bonds (Continued)
           Communications, Media and
           Entertainment--0.7%
$  315,000 Comcast Cable
           Communications
           6.75%, 1/30/11.......... $361,579
    87,000 Comcast Cable
           Communications
           8.875%, 5/01/17.........  116,381
    70,000 Liberty Media Corp.
           7.875%, 7/15/09.........   82,001
   225,000 News America Holdings
           8.15%, 10/17/36.........  277,831
   110,000 Turner Broadcasting
           8.375%, 7/01/13.........  135,213
     8,000 USA Networks, Inc.
           6.75%, 11/15/05.........    8,722
                                    --------
                                     981,727
                                    --------
           Computers--Micro--0.3%
    50,000 IBM Corp.
           5.375%, 2/01/09.........   55,960
   275,000 IBM Corp.
           7.00%, 10/30/25.........  332,873
                                    --------
                                     388,833
                                    --------
           Consumer Goods and Services--0.0%
     7,000 Unilever NV
           6.875%, 10/15/03........    7,113
                                    --------
           Diversified Operations--0.3%
   450,000 Nisource Capital Markets
           7.99%, 4/01/22..........  526,054
                                    --------
           Financial Services--7.3%
   150,000 Associates Corp. NA
           5.80%, 4/20/04..........  155,487

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                Value
----------                            --------
           Corporate Bonds (Continued)
$  575,000 Block Financial Corp.
           6.75%, 11/01/04........... $611,940
   250,000 Boeing Capital Corp.
           5.75%, 2/15/07............  273,053
   600,000 Capital One Bank
           6.875%, 2/01/06...........  643,822
     7,000 CIT Group, Inc.
           5.625%, 10/15/03..........    7,080
   400,000 CIT Group, Inc.
           5.625%, 5/17/04...........  413,280
   300,000 CIT Group, Inc.
           7.75%, 4/02/12............  357,706
   625,000 Citigroup, Inc.
           6.50%, 1/18/11............  731,230
   175,000 Credit Suisse First Boston
           USA, Inc.
           7.125%, 7/15/32...........  211,044
   350,000 Ford Motor Credit Co.
           6.50%, 1/25/07............  368,243
   675,000 Ford Motor Credit Co.
           7.375%, 10/28/09..........  707,611
   375,000 General Electric Capital
           Corp.
           6.75%, 3/15/32............  438,587
   250,000 General Motors Acceptance
           Corp.
           7.50%, 7/15/05............  267,911
    30,000 General Motors Acceptance
           Corp.
           6.75%, 1/15/06............   31,849
    65,000 General Motors Acceptance
           Corp.
           6.15%, 4/05/07............   67,757

Principal
 Amount                                 Value
----------                             --------
           Corporate Bonds (Continued)
$  325,000 General Motors Acceptance
           Corp.
           6.875%, 9/15/11............ $326,085
   452,000 Goldman Sachs Group, Inc.
           6.875%, 1/15/11............  533,337
   225,000 Household Finance Corp.
           7.20%, 7/15/06.............  256,849
   200,000 Household Finance Corp.
           5.75%, 1/30/07.............  220,908
   575,000 International Lease Finance
           Corp.
           6.375%, 3/15/09............  643,974
   200,000 John Deere Capital Corp.
           5.125%, 10/19/06...........  217,150
   400,000 J.P. Morgan & Co., Inc.
           5.75%, 2/25/04.............  411,408
   275,000 Lehman Brothers Holdings,
           Inc.
           8.25%, 6/15/07.............  328,393
   200,000 Lehman Brothers Holdings,
           Inc.
           7.875%, 8/15/10............  245,773
   300,000 Merrill Lynch & Co.
           Series B
           3.70%, 4/21/08.............  310,130
   175,000 Merrill Lynch & Co.
           6.00%, 2/17/09.............  196,728
    27,000 Morgan Stanley Dean Witter
           & Co.
           7.75%, 6/15/05.............   30,084
   363,000 Morgan Stanley Dean Witter
           & Co.
           6.10%, 4/15/06.............  399,624

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                     Value
----------                               -----------
           Corporate Bonds (Continued)
$  125,000 NiSource Finance Corp.
           7.875%, 11/15/10............. $   147,588
   600,000 Salomon Smith Barney
           Holdings
           5.875%, 3/15/06..............     659,103
   301,000 Verizon Global Funding
           Corp.
           7.25%, 12/01/10..............     362,122
   137,000 Verizon Global Funding
           Corp.
           7.75%, 12/01/30..............     174,182
    87,000 Washington Mutual Financial
           Corp.
           6.25%, 5/15/06...............     206,919
                                         -----------
                                          10,956,957
                                         -----------
           Health Care Products and Services--1.0%
   400,000 Abbott Laboratories
           5.625%, 7/01/06..............     442,892
   275,000 American Home Products
           Corp.
           7.90%, 2/15/05...............     301,808
   425,000 Boston Scientific Corp.
           6.625%, 3/15/05..............     457,416
   350,000 Cardinal Health, Inc.
           4.45%, 6/30/05...............     368,133
                                         -----------
                                           1,570,249
                                         -----------
           Household and Personal Care Products--0.9%
   576,000 Colgate-Palmolive Co.,
           Series E
           3.98%, 4/29/05...............     603,971
   385,000 SNAP-ON, Inc.
           6.25%, 8/15/11...............     442,931

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
           Insurance--0.9%
$  325,000 The Procter & Gamble Co.
           6.60%, 12/15/04.............. $  348,821
                                         ----------
                                          1,395,723
                                         ----------
   600,000 Aegon NV
           4.75%, 6/01/13...............    608,215
   600,000 Aetna, Inc.
           7.125%, 8/15/06..............    680,417
                                         ----------
                                          1,288,632
                                         ----------
           Manufacturing--0.5%
   700,000 Honeywell International, Inc.
           7.00%, 3/15/07...............    800,211
                                         ----------
           Oil and Gas--0.9%
   225,000 Conoco, Inc.
           5.90%, 4/15/04...............    232,737
   175,000 Conoco, Inc.
           6.95%, 4/15/29...............    211,243
   150,000 Devon Financing Corp.
           7.875%, 9/30/31..............    190,471
   350,000 Exxon Mobil Corp.
           8.625%, 8/15/21..............    487,421
   170,000 Noble Affiliates, Inc.
           8.00%, 4/01/27...............    204,850
                                         ----------
                                          1,326,722
                                         ----------
           Pharmaceuticals--0.2%
   239,000 Bristol-Myers Squibb Co.
           5.75%, 10/01/11..............    265,981
                                         ----------
           Real Estate Investment Trust--0.1%
   100,000 Equity Office Properties
           Operating LP
           7.75%, 11/15/07..............    117,124
                                         ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                  Value
----------                              --------
           Corporate Bonds (Continued)
           Resorts and Entertainment--0.4%
$  525,000 The Walt Disney Co.,
           Series B
           6.75%, 3/30/06.............. $584,636
                                        --------
           Retail--Department Stores--0.5%
   100,000 Federated Department Stores
           6.30%, 4/01/09..............  113,206
   400,000 Federated Department Stores
           7.00%, 2/15/28..............  452,755
   230,000 Target Corp.
           6.35%, 1/15/11..............  265,411
                                        --------
                                         831,372
                                        --------
           Retail--Discount Stores--0.3%
   240,000 Wal-Mart Stores, Inc.
           6.875%, 8/10/09.............  288,853
   125,000 Wal-Mart Stores, Inc.
           7.55%, 2/15/30..............  165,087
                                        --------
                                         453,940
                                        --------
           Retail--Food Stores--0.5%
   700,000 Kroger Co.
           6.80%, 12/15/18.............  801,854
                                        --------
           Telecommunications--2.9%
   200,000 AT&T Corp.
           8.00%, 11/15/31(a)..........  226,778
   375,000 AT&T Wireless Services, Inc.
           7.875%, 3/01/11.............  442,883
   600,000 British Telecom PLC
           8.625%, 12/15/30(b).........  818,740
   500,000 Cox Communications, Inc.
           6.75%, 3/15/11..............  583,204

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$  400,000 Deutsche Telekom
           International Fin
           8.00%, 6/15/10(c)............ $  491,352
   450,000 Koninklijke KPN NV
           8.00%, 10/01/10..............    558,038
   200,000 SBC Communications, Inc.
           5.875%, 2/01/12..............    224,525
   525,000 Sprint Capital Corp.
           6.125%, 11/15/08.............    569,797
   150,000 Verizon Communications,
           Inc.
           6.94%, 4/15/28...............    170,228
   200,000 Vodafone Group PLC
           7.75%, 2/15/10...............    246,086
                                         ----------
                                          4,331,631
                                         ----------
           Transportation--0.4%
    80,000 Burlington Northern Santa
           Fe Corp.
           6.75%, 3/15/29...............     90,429
   400,000 Norfolk Southern Corp.
           7.25%, 2/15/31...............    477,694
                                         ----------
                                            568,123
                                         ----------
           Utilities--Gas and Electric--1.3%
   215,000 Constellation Energy Group,
           Inc.
           7.00%, 4/01/12...............    250,438
   200,000 Duke Capital Corp.
           7.50%, 10/01/09..............    228,810
   600,000 Ontario Electricity Financial
           Corp.
           6.10%, 1/30/08...............    689,876
   400,000 Progress Energy, Inc.
           6.55%, 3/01/04...............    412,658

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                  Value
----------                            -----------
           Corporate Bonds (Continued)
$  260,000 Texas Eastern Transmission
           Corp.
           7.30%, 12/01/10........... $   300,310
                                      -----------
                                        1,882,092
                                      -----------
           Total Corporate Bonds
           (Cost $34,808,816)........  37,930,810
                                      -----------
           Collateralized Mortgage
           Obligations--6.0%
           Financial Services--4.4%
   150,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 1998-C1, Class A2
           6.44%, 6/16/30............     172,308
   287,448 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 1999-WF2, Class A1
           6.80%, 9/15/08............     316,455
    29,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2002-TOP6, Class A2
           6.46%, 10/15/36...........      33,866
   600,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2003-T10, Class A2
           4.74%, 3/13/40............     627,056
 1,100,000 Commercial Mortgage
           Acceptance Corp.,
           Series 1997-ML1, Class A2
           6.53%, 12/15/30...........   1,195,120

Principal
 Amount                                    Value
----------                               ----------
           Collateralized Mortgage
           Obligations (Continued)
$  355,000 CS First Boston Mortgage
           Securities Corp.,
           Series 2000-C1, Class A2
           7.545%, 4/14/62.............. $  432,476
   525,000 CS First Boston Mortgage
           Securities Corp,
           Series 2001-CK3, Class A4
           6.53%, 6/15/34...............    614,345
   397,905 DLJ Commercial Mortgage
           Corp.,
           Series 1998-CF2, Class A1A
           5.88%, 11/12/31..............    427,660
   600,000 DLJ Commercial Mortgage
           Corp.,
           Series 2000-CKP1, Class A1B
           7.18%, 8/10/10...............    708,456
 1,345,000 MBNA Credit Card Master
           Note Trust,
           Series 2001-A1, Class A1
           5.75%, 10/15/08..............  1,486,017
    43,000 Morgan Stanley Dean Witter
           Capital I,
           Series 2001-TOP1, Class A4
           6.66%, 2/15/33...............     50,593
   500,000 Prudential Securities Secured
           Financing Corp.,
           Series 1998-C1, Class A1A3
           6.35%, 9/15/07...............    546,585
                                         ----------
                                          6,610,937
                                         ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                  Value
----------                             ----------
           Collateralized Mortgage
           Obligations (Continued)
           Fixed Rate Securities--1.6%
$  690,000 Amresco Commercial
           Mortgage Funding I,
           Series 1997-C1, Class A2
           7.18%, 6/17/29............. $  726,303
   827,501 Asset Securitization Corp.,
           Series 1995-MD4, Class A1
           7.10%, 8/13/29.............    901,295
   665,324 Asset Securitization Corp.,
           Series 1997-MD7, Class A1A
           7.32%, 1/13/30.............    705,435
                                       ----------
                                        2,333,033
                                       ----------
           Total Collateralized
           Mortgage Obligations
           (Cost $8,726,933)..........  8,943,970
                                       ----------
           Foreign Government Agencies
           & Obligations--2.4%
   400,000 Kingdom of Spain (Spain)
           7.00%, 7/19/05.............    440,576
   500,000 Quebec Province (Canada)
           7.00%, 1/30/07.............    581,131
   600,000 Republic of Chile (Chile)
           5.50%, 1/15/13.............    634,800
   450,000 Republic of Italy (Italy)
           5.625%, 6/15/12............    514,742
   475,000 Republic of Korea (Korea)
           8.875%, 4/15/08............    592,373
   750,000 United Mexican States
           (Mexico)
           7.50%, 1/14/12.............    858,750
                                       ----------
           Total Foreign Government
           Agencies & Obligations
           (Cost $3,383,028)..........  3,622,372
                                       ----------

Principal
 Amount                                      Value
----------                                 ----------
           Asset-Backed Securities--1.7%
           Asset-Backed Securities--Credit Cards--1.7%
$  525,000 Discover Card Master Trust I,
           Series 1996-3, Class A
           6.05%, 8/18/08................. $  578,945
   160,000 J.C. Penney Master Credit
           Card Trust,
           Series E, Class A
           5.50%, 6/15/07.................    162,621
 1,228,000 MBNA Master Credit Card
           Trust,
           Series 1999-J, Class A
           7.00%, 2/15/12.................  1,473,110
   275,000 Sears Credit Account Master
           Trust,
           Series 1999-3, Class A
           6.45%, 11/17/09................    293,621
    11,000 Standard Credit Card Master
           Trust,
           Series 1995-9, Class A
           6.55%, 10/07/07................     12,168
                                           ----------
           Total Asset-Backed
           Securities
           (Cost $2,418,990)..............  2,520,465
                                           ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                      Value
---------                                ------------
          Money Market Funds--9.5%
6,854,659 ACM Institutional Reserves
          (Government Portfolio),
          0.93% (d)..................... $  6,854,659
7,380,398 ACM Institutional Reserves
          (Prime Portfolio),
          0.97% (d).....................    7,380,398
                                         ------------
          Total Money Market
          Funds
          (Cost $14,235,057)............   14,235,057
                                         ------------
          Total Investments
          (Cost $150,838,254) (e)--
          105.0%........................  157,414,485
          Liabilities in excess of other
          assets--(5.0%)................   (7,487,467)
                                         ------------
          Net Assets--100.0%............ $149,927,018
                                         ------------

(a)The coupon on this security varies along with its rating. For each rating downgrade below A3/BBB+ by either Moody's or Standard & Poor's, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. The security is currently rated Baa2/BBB.
(b)The coupon on this security varies along with its rating. For each rating downgrade below A3/A- by either Moody's or Standard & Poor's, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.625%. The securitiy is currently rated Baa1/A-.
(c)The coupon on this security varies along with its rating. If its rating falls below single A by either Moody's or Standard & Poor's, the coupon steps up 50 basis points. If previous situation occurs, and the rating then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated Baa3/BBB+.
(d)Represents annualized 7 day yield at June 30, 2003.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003, net unrealized appreciation was $6,576,231 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $6,650,138 and aggregate gross unrealized depreciation of $73,907.
+ Discounted rate at time of purchase for United States Government Agencies and Obligations.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)


           Assets:
             Investments at market value,
              (Cost $150,838,254)..................... $157,414,485
             Cash.....................................          293
             Receivables:
              Investments sold........................    4,005,406
              Interest................................    1,695,343
              Capital stock sold......................       29,867
             Other assets.............................       20,308
                                                       ------------
              Total Assets............................  163,165,702
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................   12,913,172
              Dividends...............................      153,147
              Capital stock repurchased...............      104,465
              Services provided by The Bank of
               New York and Administrator.............       46,933
             Accrued expenses and other liabilities...       20,967
                                                       ------------
              Total Liabilities.......................   13,238,684
                                                       ------------
           Net Assets:................................ $149,927,018
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     13,594
             Capital surplus..........................  143,587,129
             Undistributed net investment loss........     (768,006)
             Accumulated net realized gain in
              investments.............................      518,070
             Net unrealized appreciation on
              investments.............................    6,576,231
                                                       ------------
           Net Assets................................. $149,927,018
                                                       ------------
           Institutional Shares:
             Net assets............................... $149,891,891
                                                       ------------
             Shares outstanding.......................   13,591,063
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      11.03
                                                       ------------
           Investor Shares:
             Net assets............................... $     35,127
                                                       ------------
             Shares outstanding.......................        3,189
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      11.02
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000


                           Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

           Investment Income:
             Interest (net of foreign withholding taxes
              of $503).................................. $3,106,911
                                                         ----------
           Expenses:
             Advisory...................................    179,106
             Administration.............................    143,285
             Accounting services........................     29,753
             Custodian..................................     21,650
             Transfer agent.............................     14,899
             Registration and filings...................     13,256
             Directors..................................      6,614
             Audit......................................      3,883
             Reports to shareholders....................      1,324
             Cash management............................        951
             Other......................................     13,517
                                                         ----------
              Total Expenses............................    428,238
             Fees waived by The Bank of New York
              (Note 3)..................................   (175,842)
             Earnings credit adjustment (Note 3)........     (1,615)
                                                         ----------
              Net Expenses..............................    250,781
                                                         ----------
              Net Investment Income.....................  2,856,130
                                                         ----------
           Realized and Unrealized Gain on
            Investments:
             Net realized gain on:
              Investments...............................    544,506
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments...............................  2,199,685
                                                         ----------
             Net realized and unrealized gain on
              investments...............................  2,744,191
                                                         ----------
             Net increase in net assets resulting from
              operations................................ $5,600,321
                                                         ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statements of Changes in Net Assets


                                                                              Six Months Ended
                                                                               June 30, 2003      Year Ended
                                                                                (Unaudited)    December 31, 2002
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $  2,856,130     $  2,999,110
  Net realized gain on investments...........................................        544,506           92,588
  Increase (decrease) in unrealized appreciation/depreciation on investments.      2,199,685        3,741,635
                                                                                ------------     ------------
   Net increase in net assets resulting from operations......................      5,600,321        6,833,333
                                                                                ------------     ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares.................     (3,280,489)      (3,329,594)
                          Investor Shares....................................           (470)            (179)
  Distributions from capital gains: Institutional Shares.....................             --         (120,386)
                     Investor Shares.........................................             --              (13)
                                                                                ------------     ------------
                                                                                  (3,280,959)      (3,450,172)
                                                                                ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................     25,552,347      109,350,517
                      Investor Shares........................................         19,164           19,001
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares.........................      2,507,659        2,212,931
                    Investor Shares..........................................            456              170
  Value of capital stock repurchased: Institutional Shares...................     (8,659,882)     (10,358,553)
                       Investor Shares.......................................         (4,000)              --
                                                                                ------------     ------------
  Net increase in net assets resulting from capital stock transactions.......     19,415,744      101,224,066
                                                                                ------------     ------------
   Increase in Net Assets....................................................     21,735,106      104,607,227
Net Assets:
  Beginning of year..........................................................    128,191,912       23,584,685
                                                                                ------------     ------------
  End of period (includes undistributed net investment loss of $768,006 at
   June 30, 2003 and $343,177 at December 31, 2002)..........................   $149,927,018     $128,191,912
                                                                                ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................      2,358,570       10,306,653
         Investor Shares.....................................................          1,724            1,768
  Shares issued on reinvestment of dividends
   and distributions: Institutional Shares...................................        229,828          207,836
              Investor Shares................................................             42               16
  Shares repurchased: Institutional Shares...................................       (793,250)        (982,206)
              Investor Shares................................................           (361)              --
                                                                                ------------     ------------
   Net increase..............................................................      1,796,553        9,534,067
  Shares outstanding, beginning of year......................................     11,797,699        2,263,632
                                                                                ------------     ------------
  Shares outstanding, end of period..........................................     13,594,252       11,797,699
                                                                                ------------     ------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Financial Highlights


                                                           Institutional Shares
                                            -----------------------------------------------
                                             Six Months        Year ended       For the period
                                                Ended         December 31,      April 28, 2000*
                                            June 30, 2003  -----------------        through
                                             (Unaudited)     2002    2001/(a)/ December 31, 2000
                                            -------------  --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.....   $  10.87     $  10.42  $ 10.44        $ 10.00
                                              --------     --------  -------        -------
Gain from investment operations
Net investment income......................       0.22         0.46     0.63           0.47
Net realized and unrealized gain on
  investments..............................       0.23         0.54     0.19           0.43
                                              --------     --------  -------        -------
 Total from investment operations..........       0.45         1.00     0.82           0.90
                                              --------     --------  -------        -------
Dividends and distributions
Dividends from net investment income.......      (0.29)       (0.54)   (0.65)         (0.43)
Distributions from capital gains...........         --        (0.01)   (0.19)         (0.03)
                                              --------     --------  -------        -------
 Total dividends and distributions.........      (0.29)       (0.55)   (0.84)         (0.46)
                                              --------     --------  -------        -------
Net asset value at end of period...........   $  11.03     $  10.87  $ 10.42        $ 10.44
                                              --------     --------  -------        -------
TOTAL RETURN:..............................       3.80%**      9.95%    8.07%          9.21%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)   $149,892     $128,173  $23,585        $19,653
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................       0.35%***     0.35%    0.35%          0.35%***
 Expenses, prior to waiver from The Bank of
   New York................................       0.55%***     0.71%    1.24%          1.35%***
 Net investment income, net of waiver from
   The Bank of New York....................       3.99%***     4.45%    5.93%          6.61%***
Portfolio turnover rate....................         74%         149%     103%           101%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 6.11% to 5.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

                                                                 Investor Shares
                                                       --------------------------------
                                                                          For the period
                                                       Six Months Ended September 27, 2002*
                                                        June 30, 2003         through
                                                         (Unaudited)     December 31, 2002
                                                       ---------------- -------------------
PER SHARE DATA:
Net asset value at beginning of period................      $10.86            $10.78
                                                            ------            ------
Gain from investment operations
Net investment income.................................        0.20              0.11
Net realized and unrealized gain on investments.......        0.24              0.09
                                                            ------            ------
 Total from investment operations.....................        0.44              0.20
                                                            ------            ------
Dividends and distributions
Dividends from net investment income..................       (0.28)            (0.11)
Distributions from capital gains......................          --             (0.01)
                                                            ------            ------
 Total dividends and distributions....................       (0.28)            (0.12)
                                                            ------            ------
Net asset value at end of period......................      $11.02            $10.86
                                                            ------            ------
TOTAL RETURN:.........................................        3.71%**           2.00%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........      $   35            $   19
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....        0.60%***          0.58%***
 Expenses, prior to waiver from The Bank of New York..        0.86%***          0.91%***
 Net investment income, net of waiver from The Bank of
   New York...........................................        3.76%***          4.05%***
Portfolio turnover rate...............................          74%              149%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of twenty separate series. The six series presented in these financial statements consist of the BNY Hamilton Fixed Income Funds and include the BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton High Yield Fund, (the "High Yield Fund"), and BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All the Funds consist of two classes of shares: Institutional Shares and Investor Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) Security Valuations

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less in all Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income is accrued daily.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Intermediate Tax-Exempt Fund.       .50%
                 Intermediate New York Tax-
                  Exempt Fund.................       .50%
                 Intermediate Government Fund.       .50%
                 Intermediate Investment Grade
                  Fund........................       .50%
                 High Yield Fund..............       .60%
                 U.S. Bond Market Index Fund..       .25%

  The High Yield Fund is sub-advised by Seix Investment Advisors (the "Sub-Advisor"). The Sub-Advisor's fee is payable monthly by the Advisor at a rate of 0.45% on the first $100 million of the average daily net assets of the High Yield Fund and at a rate of 0.35% on the average daily net assets in excess of $100 million.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Intermediate Tax-Exempt Fund.       .20%
                 Intermediate New York Tax-
                  Exempt Fund.................       .20%
                 Intermediate Government Fund.       .20%
                 Intermediate Investment Grade
                  Fund........................       .20%
                 High Yield Fund..............       .20%
                 U.S. Bond Market Index Fund..       .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2003 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2003, the Intermediate Tax-Exempt Fund and the Intermediate Government Fund did not earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                        Institutional Investor
                           Shares      Shares
                        ------------- --------
Intermediate Tax-Exempt
 Fund..................      .79%       1.04%
Intermediate New York
 Tax-Exempt Fund.......      .79%       1.04%
Intermediate Government
 Fund..................      .79%       1.04%
Intermediate Investment
 Grade Fund............      .79%       1.04%
High Yield Fund........      .89%       1.14%
U.S. Bond Market Index
 Fund..................      .35%        .60%

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund. Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                      Date of
                                   Implementation
Name of Fund             Class     of 12b-1 Plan
------------             -----   ------------------
Intermediate Tax-Exempt
 Fund.................. Investor    May 1, 1997
Intermediate New York
 Tax-Exempt Fund....... Investor   April 1, 1997
Intermediate Government
 Fund.................. Investor   April 1, 1997
Intermediate Investment
 Grade Fund............ Investor    May 1, 1997
High Yield Fund........ Investor    May 2, 2003
US Bond Market Index
 Fund.................. Investor September 27, 2002

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

4. Portfolio Securities

  For the six months ended June 30, 2003, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                         Intermediate
                        Tax-Exempt Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $        -- $        --
All Others.........  57,499,748  40,362,445
                     Intermediate New York
                        Tax-Exempt Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $        -- $        --
All Others.........  15,903,063   5,498,320
                         Intermediate
                        Government Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $61,222,164 $60,716,635
All Others.........          --          --

                          Intermediate
                      Investment Grade Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $234,679,167 $241,880,531
All Others.........   73,872,213   68,933,179
                         High Yield Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   60,101,105    3,395,609
                        U.S. Bond Market
                           Index Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $101,361,058 $ 90,216,643
All Others.........   15,955,342    7,330,747

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2002 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                        Capital Loss
                        Carryforward Expiration
                        ------------ ----------
Intermediate Government
 Fund..................    213,742      2003
                           447,719      2004
                           390,829      2005
                           261,062      2008
Intermediate Investment
 Grade Fund............    568,166      2003
                           363,749      2004
                           244,634      2006
                           297,717      2007
                         1,275,328      2008
                             2,121      2009
                           377,111      2010

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Funds indicated incurred and will elect to defer net capital losses noted during 2002. The U.S. Bond Market Index Fund will defer post-October losses in the amount of $16,308.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2002 were as follows:

                                              *Distributions paid from:
                                         -----------------------------------
                                                        Net
                                                       long        Total
                                                       term       taxable
                                          Ordinary    capital  distributions
                                           Income      gains       paid
                                         ----------- --------- -------------
   Intermediate Tax-Exempt Fund......... $     3,904 2,674,331  $ 2,678,235
   Intermediate New York Tax-Exempt Fund       3,537   303,439      306,976
   Intermediate Government Fund.........   5,544,257        --    5,544,257
   Intermediate Investment Grade Fund...  23,638,955        --   23,638,955
   U.S. Bond Market Index Fund..........   3,418,302    31,870    3,450,172

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. The following tax-exempt income distributions were paid by the Intermediate Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund in the amounts of $9,747,672 and $2,726,457, respectively.

  As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                             Accumulated                         Total
                                     Undistributed Undistributed             capital and    Unrealized        accumulated
                                       ordinary      long-term   Accumulated    other     appreciation/        earnings/
                                        income     capital gains  earnings     losses     (depreciation)       (deficit)
                                     ------------- ------------- ----------- -----------  --------------      -----------
Intermediate Tax-Exempt Fund........      $     --       898,955     898,955          --      18,350,849      $19,249,804
Intermediate New York Tax-Exempt
Fund................................            --        12,777      12,777          --       4,853,911        4,866,688
Intermediate Government Fund........            --            --          --  (1,313,352)      6,777,724/1,2/   5,464,372
Intermediate Investment Grade Fund..       137,335            --     137,335  (3,128,826)     15,023,516/1,2/  12,032,025
U.S. Bond Market Index Fund.........            --            --          --     (16,308)      4,023,242/1,2/   4,006,934

1 The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
2 The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.

6. Written Option Activity

  At June 30, 2003, there were no outstanding written options.

7. Reclassification Of Capital
Accounts

  At December 31, 2002, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. Concentration Of Risk

  The Intermediate New York Tax-Exempt Fund invests substantially all of their respective assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 21% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                             Principal Occupations
    Director         Position                During Past Five Years
    --------         --------                ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 68......... Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, President and Chief Executive Officer,
                                  Industrial Petro-Chemicals, Inc., 1981 to
                                  Present.

James E. Quinn... Director        President, Tiffany & Co., January 2003 to
  Age 51                          Present; Member, Board of Directors, Tiffany
                                  & Co., January 1995 to Present; Vice
                                  Chairman, Tiffany & Co., 1999 to Present;
                                  Executive Vice President, Tiffany & Co.,
                                  March 1992 to 1999.

                                           Principal Occupations
       Director        Position            During Past Five Years
       --------        --------            ----------------------

  Karen Osar.......... Director Senior Vice President and Chief Financial
    Age 53                      Officer, Westvaco Corp., 1999 to May 2003;
                                Vice President & Treasurer, Tenneco Inc.,
                                January 1994 to 1999; Managing Director of
                                Corporate Finance Group, J.P. Morgan & Co.,
                                Inc.; held various other positions at J.P.
                                Morgan & Co., Inc. from 1975-1994.

  Kim Kelly........... Director Executive Vice President and Chief Financial
    Age 46                      Officer, Insight Communication since 1990 to
                                Present; Chief Operating Officer, Insight
                                Communications, January 1998 to Present;
                                Marine Midland Bank from 1982 to 1990.
                                Senior Vice President with primary
                                responsibility for media lending activities,
                                Marine Midland Bank 1988. Held various
                                other positions at Marine Midland Bank from
                                1982 to 1988. Member of the National Cable
                                Televisions Association Subcommittee for
                                Telecommunications Policy and National
                                Cable Television Association Subcommittee for
                                Accounting.

                                                            Principal Occupations
        Director                Position                    During Past Five Years
        --------                --------                    ----------------------

John R. Alchin........... Director             Executive Vice President and Treasurer,
  Age 54                                       Comcast Corporation, 1990 to Present.
                                               Managing Director of Toronto Dominion
                                               Bank prior to 1990.

Newton P.S. Merrill...... Director             Senior Executive Vice President, The Bank of
  Age 63                                       New York, 1994 to May 2003; Executive Vice
                                               President and Group Executive, Bank of
                                               Boston, 1991-1994.

Kevin Bannon............. President and
  Age 51                  Principal Executive  Executive Vice President, The Bank of New
                          Officer              York, 1993 to Present.

William J. Tomko......... Vice President       President, BISYS Fund Services, Inc., 1999 to
  Age 44                                       Present.

Michael A. Grunewald..... Vice President       Manager, Client Services, BISYS Fund Services,
  Age 32                                       Inc., 1993 to Present.

Richard Baxt............. Vice President       Senior Vice President, Client Services, BISYS
  Age 49                                       Fund Services, Inc., 1997 to Present; General
                                               Manager of Investment and Insurance, First
                                               Fidelity Bank; President, First Fidelity Brokers;
                                               President, Citicorp Investment Services.

George E. Roeck.......... Treasurer and        Vice President, Director of Administration and
  Age 44                  Principal Accounting Tax Services, Accounting and Administrative
                          Officer              Services, The Bank of New York, 2003 to
                                               Present; Chief Financial Officer for
                                               Greenbridge Group, 2001 to 2003; Chief
                                               Financial Officer for GSCP, Inc., 1998 to
                                               2001.

                                                     Principal Occupations
     Director             Position                   During Past Five Years
     --------             --------                   ----------------------
Lisa M. Hurley...... Secretary           Executive Vice President, Legal Services, BISYS
  Age 47                                 Fund Services, Inc., 1995--Present; Attorney,
                                         private practice, 1990 to 1995.

Alaina V. Metz...... Assistant Secretary Chief Administrator, Administration Services
  Age 35                                 of BISYS Fund Services, Inc., June 1995 to
                                         Present; Supervisor of Mutual Fund Legal
                                         Department, Alliance Capital Management,
                                         May 1989 to June 1995.

Kim R. Grundfast.... Assistant Secretary Assistant Counsel, Legal Services of BISYS
  Age 31                                 Fund Services, Inc., 2002 to Present; Attorney,
                                         private practice, 2000 to 2002; Senior Judicial
                                         Law Clerk, Massachusetts Superior Court,
                                         1998 to 2000.

The Funds' Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] Hamilton Funds


                        ADVISED BY THE BANK OF NEW YORK

                          90 Park Avenue, 10th Floor
                              New York, NY 10016



                                                                 SAR-FIXED 6/03

                                   [LOGO] BNY


                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2003

                             [LOGO] Hamilton Funds


                        ADVISED BY THE BANK OF NEW YORK


   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   SMALL CAP GROWTH FUND

   MULTI-CAP EQUITY FUND

   EQUITY INCOME FUND

   INTERNATIONAL EQUITY FUND

   S&P 500 INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton Funds for the six months ended June 30, 2003. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance during the first half of the year, and the strategies they are pursuing in an attempt to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

In the early months of 2003, the overall tone of the economy and the markets was lackluster. While the economy did not show signs of slipping back into recession, neither did it appear to be heading for a solid recovery. Complicating the situation on the domestic front was the threat of war with Iraq. As it became increasingly clear that the U.S. was headed for battle, uncertainty about the war's ultimate outcome and impact cut into consumer confidence, corporate spending and hiring, and investor sentiment. The equity markets were constrained for most of the year's first quarter, with more defensive stocks generally outperforming more economically sensitive names.

In the second quarter, however, a number of factors helped to buoy the markets and suggested that better days may be ahead for the economy. When first-quarter corporate earnings were reported, in many cases they exceeded market expectations. In addition, the primary military action in Iraq came to a swift and successful conclusion. With the war receding somewhat from the headlines, investors began to refocus their attention on the prospects for an economic rebound.

Overall, economic indicators were mixed, particularly with respect to employment data. Investors' hopes for recovery nonetheless remained high, helping to drive the equity markets firmly upward. All major sectors of the equity markets produced positive returns for the six months, though the strongest performers were riskier, lower-quality stocks, including those in the Technology and Telecommunications sectors. Small-cap stocks generally outperformed large-cap issues. With investors' appetite for risk rising, stocks in the growth investment style outperformed more defensive value-oriented names. For the first six months of 2003, the S&P 500(R) Index of large-capitalization U.S. stocks returned 11.77%.

The slow economic recovery continued to be driven by consumer spending, with corporate capital expenditures remaining quite sluggish. Continued low interest rates led even more individuals to refinance their homes, freeing up more money for other purchases. In addition, new tax legislation put in place in May promised to provide further fiscal stimulus to consumer spending.

Occasionally there were signs that business spending might come back to life, but the significant uncertainties in the year's first quarter--followed by mixed economic data in the second--helped to keep a tight lid on new capital expenditures and new hiring activity. Opinions varied as to how soon companies would need to begin to spend in order to update technology, with some observers believing significant new spending was imminent, while others believed there was still considerable overcapacity to be worked through before any major spending initiatives would begin in earnest.

International markets largely took their cue from the U.S. At the beginning of the year, concerns about Iraq and other geopolitical tensions, along with disappointing economic news, led to stock-market declines in many global markets, particularly in core European markets such as Germany and France. The European Central Bank did seek to stimulate the region's economy by cutting interest rates.

Again following the lead of the U.S., the global markets began to turn around near the end of the first quarter. The coalition success in Iraq, along with further interest-rate cuts, helped to increase investor confidence in a global economic recovery. This helped global stock markets to deliver a strong second-quarter performance, and to end the first half of the year in positive territory.

The U.S. dollar continued to lose value in foreign exchange terms, with the Euro's gains being particularly strong. This depreciation of the dollar significantly enhanced the returns experienced by U.S.-based individuals investing abroad. Japan was an exception to this currency trend, as the Yen actually depreciated slightly against the dollar. For the first half of the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned 9.85%.

With respect to the fixed-income markets, the largest single trend was the continuation of the Federal Reserve's aggressive efforts to stimulate the economy and stave off the threat of deflation. The Federal Reserve held the federal funds target rate at 1.25% for most of the six months, though it did issue statements outlining its deflation concerns. Then, at its June meeting, the Federal Reserve cut the target rate by one-fourth of a percentage point, bringing the rate to a 50-year low of 1.00%.

In this environment, all major fixed-income sectors posted positive returns. As in the equity markets, investors gained confidence in the prospects for the economy, with an accompanying increase in their tolerance for risk. This caused bonds in the "spread" sectors--that is, mortgage-backed, asset-backed, and corporate bonds--to outperform Treasury securities.

Corporate bonds benefited strongly from this trend. In another parallel with the stock market, lower-quality corporate bonds outperformed higher-rated issues, with high-yield corporate bonds being the strongest-performing asset class, outpacing stocks for the six-month period. Even within that sector, bonds at the lower rungs of the credit-quality ladder outperformed those in the higher non-investment-grade tiers.

Consistent signs of economic renewal still have yet to take hold, but in our view there are many reasons for optimism with respect to key economic trends. Although work remains to be done in Iraq, and perhaps elsewhere in the world, it appears that a major area of uncertainty has been removed from the landscape. This has helped to keep the consumer confident and active, spending at levels sufficient to drive at least modest economic growth. The outlook for continued low interest rates suggests that the low mortgage rates that have helped to support this spending will persist for the foreseeable future.

Corporate earnings in a variety of sectors are showing signs of meaningful improvement. The question of just when corporations will be willing to commit significant dollars to new capital expenditures remains unanswered. While overcapacity may remain an issue in some sectors, in others the desire to take advantage of improved technologies--and replace worn-out or obsolete equipment--may emerge more quickly. The prospects for further gains in corporate profits suggest that a pick-up in capital spending--and in hiring as well--will ultimately materialize. We believe these developments are the critical underpinnings that could turn the current economic recovery into a self-sustaining economic expansion.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,

      /s/ Kevin J. Bannon
Kevin J. Bannon

Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers.............................................. Page  5

BNY Hamilton Large Cap Growth Fund
 Schedule of Investments.........................................      20
 Statement of Assets and Liabilities.............................      23
 Statement of Operations.........................................      23
 Statements of Changes in Net Assets.............................      24
 Financial Highlights............................................      25

BNY Hamilton Large Cap Value Fund
 Schedule of Investments.........................................      27
 Statement of Assets and Liabilities.............................      29
 Statement of Operations.........................................      29
 Statements of Changes in Net Assets.............................      30
 Financial Highlights............................................      31

BNY Hamilton Small Cap Growth Fund
 Schedule of Investments.........................................      33
 Statement of Assets and Liabilities.............................      37
 Statement of Operations.........................................      37
 Statements of Changes in Net Assets.............................      38
 Financial Highlights............................................      39

BNY Hamilton Multi-Cap Equity Fund
 Schedule of Investments.........................................      41
 Statement of Assets and Liabilities.............................      43
 Statement of Operations.........................................      43
 Statements of Changes in Net Assets.............................      44
 Financial Highlights............................................      45

BNY Hamilton Equity Income Fund
 Schedule of Investments......................................... Page 46
 Statement of Assets and Liabilities.............................      50
 Statement of Operations.........................................      50
 Statements of Changes in Net Assets.............................      51
 Financial Highlights............................................      52

BNY Hamilton International Equity Fund
 Schedule of Investments.........................................      54
 Industry Diversification........................................      59
 Statement of Assets and Liabilities.............................      60
 Statement of Operations.........................................      60
 Statements of Changes in Net Assets.............................      61
 Financial Highlights............................................      62

BNY Hamilton S&P 500 Index Fund
 Schedule of Investments.........................................      64
 Statement of Assets and Liabilities.............................      76
 Statement of Operations.........................................      76
 Statements of Changes in Net Assets.............................      77
 Financial Highlights............................................      78

Notes to Financial Statements....................................      80
Directors and Officers...........................................      90

BNY Hamilton Large Cap Growth Fund


An Interview with Co-Portfolio Managers, Charles Goodfellow, Managing Director, and DeAnne Steele, Vice President

Q: What factors influenced the investment environment for large-cap stocks during the first half of 2003?
A: Geopolitical tensions dominated the headlines and investor sentiment during the first quarter of the year. Companies continued to keep a tight rein on expenses, showing little inclination to increase capital spending or hiring. The second quarter brought a dramatic shift in investor sentiment. The stock market rallied as the primary war effort in Iraq concluded successfully. A number of factors led investors to anticipate further economic recovery. These included better-than-expected first-quarter earnings reports, continued strength in housing, and historically low interest rates. In addition, the Federal Reserve continued to provide monetary stimulus to the economy, keeping rates low over the period and cutting rates by a quarter of a percentage point in late June. The President and Congress provided fiscal stimulus in the form of a sweeping program of tax cuts, including reductions in taxes paid by investors on capital gains and corporate dividends.

Q: Given this context, how did the Fund perform?
A: The Fund returned 10.81% for Institutional Class Shares and 10.64% for
   Investor Class Shares/1/ for the six months ended June 30, 2003. For the same period, the S&P 500(R) Index/2/ returned 11.77%.

Q: What strategies accounted for the Fund's performance?
A: The Fund outperformed its benchmark during the first quarter of the year, but underperformed it in the second quarter. This is because the best-performing stocks during the second quarter were those that had previously seen significant market declines, were highly volatile, had smaller capitalizations, and paid little or no dividends. While we own a handful of these companies, the majority of our holdings represent larger-capitalization, higher-quality companies that have reasonable valuations, pay dividends, and have steady growth potential.

Q: Which of the Fund's holdings were the best performers? /3/
A: Our best-performing stock was Corning (up by 123%), which benefited strongly from investors' renewed confidence in a technology recovery. Home Depot (up by 39%) was another top performer, spurred by the continued strength in housing in response to declining interest rates. The largest contributor to the Fund's overall performance, however, was our top holding, Citigroup, which was up 23% for the first half of the year. Our worst performer was Automatic Data Processing (down 13%), which continued to struggle amid a challenging employment environment.

Q: How did the portfolio's composition change during the year? /3/
A: With our forecast of a continuing, moderate economic recovery, we focused on reducing our exposure to more conservative sectors and added to our positions in companies with more cyclical characteristics. We reduced our energy and consumer staples exposure by selling Anadarko Petroleum and drug retailer CVS, and by trimming our position in Colgate Palmolive. We took advantage of the sell-off in retail stocks in the first quarter of the year to add Target and Wal-Mart to the Fund.

Q: What is your strategic outlook for the remainder of the year?
A: We continue to be optimistic about the economic and market environment going forward. The rising stock market reflects increasing confidence among investors that continued productivity gains can result in rising profits in a moderate growth environment; evidence of this trend was seen in first-quarter earnings, which exceeded expectations.

   The prospects for an economic recovery in the year's second half appear to be enhanced by the latest interest-rate cut and the recent tax reductions. We continue to monitor employment data, energy prices, and state budgets, however, as we believe that the lack of improvement in these issues could undermine growth and negatively affect investor sentiment. In particular, job creation remains crucial for improving the longer-term economic outlook.

                                                                       TRAILING   TRAILING    SINCE
                                   CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003         MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH FUND
(INSTITUTIONAL SHARES)              0.47%   12.16%  10.81%    0.70%    -17.52%     -1.92%      8.96%
------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                    1.28%   15.40%  11.77%    0.25%    -11.21%     -1.61%     10.04%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual total return for the 3 year, 5 year and 10 year periods would have been lower.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton Large Cap Value Fund


An Interview with Charles Foley and George Baker, Managing Directors and Co-Portfolio Managers

Q: What factors influenced the investment environment for large-cap value stocks during the first half of 2003?
A: Among the most important factors were the market's anticipation of corporate earnings recovery, increasing monetary and fiscal stimulus provided by the Federal Reserve and the Bush Administration, moderation of previously high oil prices, and the relatively rapid success of the main part of our military action in Iraq.

   Value stocks lagged behind growth-oriented stocks during the first quarter but came on strong in the second quarter.

Q: Given this context, how did the Fund perform?
A: The Fund returned 11.50% for Institutional Shares and 11.36% for Investor
   Class Shares/1/ for the six months ended June 30, 2003. This performance was in line with that of the broad-based S&P 500(R) Index/2/, which returned 11.77% for the same period.

Q: What factors accounted for the Fund's performance during the period?
A: Individual security selection aided the Fund's performance in the first half of the year. Specifically, the Fund's holdings in the financial, consumer discretionary, energy, and industrial sectors outperformed their benchmarks for the period. Sector allocation decisions hurt performance, however. The Fund was underweighted in the three sectors that outperformed the S&P 500 for the period: information technology, consumer discretionary, and utilities.

Q: Which stocks performed well for the Fund? /3/
A: The Fund's best performers for the first half of 2003 were financial company
   J.P. Morgan, luxury retailer Tiffany & Co., chip-maker Intel Corp., natural-gas company EnCana, and discount retailers Costco and Target.

Q: How did the portfolio's composition change over the six months? /3/
A: The portfolio's composition shifted only slightly, including a consumer staple company (Unilever) and a natural-gas distributor (KeySpan) among its holdings for the first time. These additions reflect our continued emphasis on dividend yield. For similar reasons, we added a new holding, ChevronTexaco among the major international oil companies. We regard the recent underperformance of major drug stocks as representing a buying opportunity and so added Pfizer, a new holding from this sector as well.

Q: What is your strategic outlook for the remainder of the year?
A: We believe that economic growth may accelerate in the second half of 2003, with a possible accompanying recovery in corporate earnings. Consumer spending appears likely to continue to outperform business spending. We also anticipate that energy prices could move to more moderate, sustainable levels. We foresee further advances in the equity markets, though at a more gradual pace than we saw in this year's second quarter.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP VALUE FUND
(INSTITUTIONAL SHARES)            -0.53%   13.41%  11.50%    1.87%     -2.25%      N/A       -3.13%
-----------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                   1.28%   15.40%  11.77%    0.25%    -11.21%     -1.61%    -10.54%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has voluntarily agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton Small Cap Growth Fund*


An Interview with John Lui, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for small-cap stocks during the first half of 2003?
A: In the first quarter of the year, the equity markets were dominated by fear, and performed weakly. Investors grew increasingly wary about the health of the economy, given lackluster data, and also were nervous about the buildup toward the war with Iraq.

   In the second quarter, however, this trend reversed. The main part of the war effort proceeded quickly and successfully, and first-quarter earnings reports--many of which came in ahead of targets--gave investors greater confidence in the potential for economic recovery. In this environment, investors' increased willingness to assume some investment risk--in the pursuit of investment gains--helped to spark the equity markets to a strong rebound. The market favored growth stocks over value, and smaller-caps over larger-company stocks. On the whole, lower-quality, more leveraged companies performed the strongest over the second quarter. For the six months, however, all major equity sectors posted positive returns.

Q: Given this context, how did the Fund perform?
A: For the six months ended June 30, 2003, the Fund returned 12.45% for Institutional Class Shares and 12.21% for Investor Class Shares/1/, versus a 17.88% return for the Russell 2000 Index/2/ over the same period.

Q: What factors accounted for the Fund's performance during the period?
A: Our preference for higher-quality companies was largely responsible for our underperformance relative to our benchmark. We seek stocks that show relative earnings strength, in an effort to hold companies that will produce above-average growth over the course of a corporate profit cycle. In our assessment, these are the stocks that can provide superior returns over time--but in the second quarter, they lagged behind lower-quality issues.

Q: How did the portfolio's composition change over the period? /3/
A: We did not make significant changes to the portfolio or our strategy over the six months. The Fund is positioned in an effort to benefit from economic recovery, which has yet to fully emerge. The key to better, sustained equity performance could be a reacceleration in corporate growth, which we believe may develop in the second half of 2003.

   We have therefore positioned the Fund in those sectors and companies that we believe may be able to generate superior earnings growth as the economy returns to health. In the small-cap area of the marketplace, these include the consumer discretionary, health care, financial, energy, industrial, and basic materials sectors.

Q: What is your strategic outlook going forward?
A: Consumer-related stocks could continue to be a significant part of our investment strategy. Consumer spending accounts for two-thirds of U.S. economic activity; therefore it may be crucial to a sustained recovery. The Federal Reserve's continued easing of interest rates--including the quarter-point cut in late June--has helped consumers by allowing them to refinance mortgages and free up more money for other purposes. The Federal Reserve has been explicit about its intent to keep rates low for as long as necessary to bring the economy back to health.

   Another sector we have strong conviction about is health care. Demographics favor this sector, as the U.S. population is steadily aging and will become in need of more health-related products and services. In addition, health care enjoys a greater degree of pricing power than many other segments of the economy.

   We're still keeping a careful eye on business spending, which has yet to accelerate to any substantial degree. In our view, it may not pick up steam anytime soon simply because capacity utilization rates in many industries and companies remain at depressed levels. We anticipate continued economic recovery, but believe the consumer will largely drive it.

                                                                       TRAILING   TRAILING    SINCE
                                   CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003         MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH FUND
(INSTITUTIONAL SHARES)              0.22%   16.97%  12.45%   -3.06%    -11.12%     8.50%      12.15%
------------------------------------------------------------------------------------------------------
RUSSELL 2000                        1.81%   23.42%  17.88%   -1.64%     -3.31%     0.96%       8.24%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

* Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return for the 5 year and 10 year periods would have been lower.
2 The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings subject to change.

BNY Hamilton Multi-Cap Equity Fund

An Interview with Portfolio Manager Edward B. White, CFA

Q: What factors influenced the investment environment for stocks during the first half of 2003?
A: In the early months of the year, the markets suffered from significant uncertainty, weighed down by concerns over a weak economy and the impending war with Iraq. In the second quarter, however, equity markets enjoyed a strong rebound. Investor confidence was buoyed both by unexpectedly strong first-quarter earnings reports and the conduct of the effort in Iraq. While virtually all stock sectors enjoyed positive returns, small- and mid-cap stocks outperformed those of larger companies, and growth-oriented stocks outperformed their value-style counterparts over the first six months.

Q: Given this context, how did the Fund perform?
A: The Fund returned 12.90% for Investor Class Shares/1/ for the six months ended June 30, 2003. For the same period, the S&P 500(R) Index/2/ returned 11.77%.

Q: What factors accounted for the Fund's performance during the period?
A: Strong recovery in two sectors, utilities and financials, helped the Fund to outperform for the first six months of the year. Our biggest overweighting was in utilities, specifically independent power producers. Previously, these stocks' performance had been hampered because energy rates were down in this sector, and the companies had borrowed heavily to build capacity. As a result, there were serious questions about their solvency. These situations have been largely resolved in recent months, as lower interest rates allowed them to negotiate new terms for their debt and helped them to sell assets. As these companies have cleaned up their balance sheets, their stocks recovered dramatically.

   We were slightly underweighted in financials, but this sector still played a significant role in the Fund's outperformance. Among the holdings we had in the sector were credit-card companies, which experienced very strong performance over the six months. Many of these companies continued to produce good earnings, even in the face of concerns regarding consumers' continuing ability to pay off their debt.

Q: Which of the Fund's holdings were the best performers? /3/
A: AES Corp., an independent power producer that has operations in the U.S. as well as in some developing nations, performed well during the period. AES was able to shore-up its balance sheet and, even though they had to write off some of their business outside the U.S., they came through it all well; the stock more than doubled in value over the period. Capital One Financial, the nation's leading credit-card company, rose by 65% for the period. Consumer delinquencies on credit-card payments turned out to be lower than many had anticipated; also, the company appears to have sufficient revenues from fees and special services to withstand such delinquencies should they worsen.

   DeVry was another strong performer. As a for-profit education provider that concentrates on the technology area, there was considerable skepticism regarding the potential for growth in that area. Market sentiment is turning around, though, and confidence in a comeback for technology helped to boost this stock by 40%.

Q: How did the portfolio's composition change during the first half of the year? /3/
A: We increased the number of portfolio holdings slightly over the six months, and in our efforts to find relatively safe harbors in a still-volatile environment, we added some stocks that proved to be surprisingly strong performers. Overall, however, the Fund's turnover remained quite low over the period.

   Continuing a trend we began last year, the stocks we added included higher dividend-paying stocks in a variety of sectors. We liked many of these before the recent legislation that lowered taxes on dividends--and we believe that new law will benefit these stocks further.

Q: What is your strategic outlook going forward?
A: The market may be willing to ride out this period of uncertainty and wait for an economic recovery to take hold. On the other hand, investors may begin to get restless or even skittish waiting for that recovery. In either case, we don't believe the signs call for a strong stock market. Therefore, we're holding more less-volatile, higher-yielding stocks as we prepare for the months ahead.

                                                                   TRAILING   TRAILING    SINCE
                               CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003     MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON MULTI-EQUITY FUND
(INVESTOR SHARES)               0.27%   18.47%  12.90%   -3.38%    -13.14%     -0.31%      9.40%
--------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                1.28%   15.40%  11.77%    0.25%    -11.21%     -1.61%     10.04%
--------------------------------------------------------------------------------------------------

Note: Returns for BNY Hamilton Funds are after fees.

1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh & Kotler Funds, for periods after December 9, 1996, and the performance of the predecessor GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The Partnership was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the Partnership had been registered, the Partnership's performance may have been adversely affected.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad US market of large capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings subject to change.

BNY Hamilton Equity Income Fund


An Interview with Robert Knott, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for equity income funds during the first half of 2003?
A: The equity markets were sluggish for most of the first quarter, as investors were concerned about the impending war in Iraq and generally pessimistic in their outlook. The markets rebounded in the second quarter, however; once the major combat in Iraq was over, investors turned their attention once again to the economy--this time with a more positive perspective. In the second quarter--and for the period overall--growth stocks outperformed value, and smaller-capitalization equities outperformed larger-cap stocks.

   Interest rates remained at very low levels, with the Federal Reserve lowering the federal funds target rate once again late in the period. Consumer spending continued at solid levels, supported in part by further home-refinancing activity.

   With the passage of new legislation that, among other things, reduced the tax rate on dividends paid to shareholders, there was renewed attention to the positive qualities of dividend-paying stocks. Although Real Estate Investment Trusts (REITs) don't offer the full tax benefit of this legislation, the focus on dividends helped these securities to perform fairly well.

Q: Given this context, how did the Fund perform?
A: The Fund returned 8.69% for Institutional Class Shares and 8.61% for
   Investor Class Shares/1/ for the six months ended June 30, 2003. This compared with an 11.77% return for the broad-based S&P 500(R) Index/2/ over the same period.

Q: What factors accounted for the Fund's performance during the period?
A: Among the stronger-performing sectors for the Fund were energy, particularly some drillers, and select consumer durables stocks. A number of underperforming stocks came from the financial sector. Health-care stocks also underperformed, though the biotechnology sector showed greater strength.

   The Fund's underperformance is attributable in large part to its holdings in consumer staples. These stocks tend to be more defensive in nature, and when the market starts to perk up (as it did in the second quarter) more volatile stocks tend to outperform. Also, the Fund was underweighted in the long-troubled telecommunications sector, which rebounded strongly over the period.

Q: What stocks performed well for the Fund?/3/
A: Biotechnology stock Amgen rose 36% over the six months. Discount retailers
   Costco (up 30%) and Target (up 26%) also contributed positively to the Fund's returns. REIT/4/ holding, General Growth Properties, rose by 30% over the six months.

Q: How did the portfolio's composition change over the year?/3/
A: We took profits on some of our REIT holdings, reducing our exposure in this area by about three percentage points to 12.8%. We slightly reduced the Fund's position in consumer discretionary stocks, which also had enjoyed a good run. They now account for about 10.3% of assets, down from close to 12%.

   Technology, which historically we have significantly underweighted, now accounts for about 6.3% of assets, up from 2.2%, but still well below this sector's market weighting. We also raised our holdings in consumer staples stocks, bringing them up to 7.3% of assets from 5.7%; we selected these stocks for the stability they can add to the portfolio, as well as their dividend-paying qualities.

Q: What is your strategic outlook going forward?
A: We anticipate gradual recovery in the economy, and believe that the market can continue to do well in this environment. Low interest rates appear likely to persist, particularly in light of recent actions and statements from the Federal Reserve; this environment should be supportive of continued strong consumer spending.

   Dividend-paying stocks appear positioned to attract further attention from investors, in the wake of the recent favorable change in the tax treatment of dividends. Companies with the financial wherewithal may raise their dividends, in some cases substantially. All of this means that stocks paying dividends could become attractive to a broader range of investors.

   Convertible securities have languished for the past 15 to 18 months, making it very difficult to find attractive issues. We have therefore been relatively inactive on the convertible front. Late in the period, however, a few investment-grade, attractively priced issues emerged, giving us more opportunities to participate in this arena. At this point we have not raised our exposure to convertibles, but we are carefully monitoring trends in this area as its shows some signs of life.

                                                                    TRAILING   TRAILING    SINCE
                                CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003      MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON EQUITY INCOME FUND
(INSTITUTIONAL SHARES)           0.54%   11.17%   8.69%   -1.95%     -8.56%     -1.10%      7.26%
---------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                 1.28%   15.40%  11.77%    0.25%    -11.21%     -1.61%     10.04%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.
4 Investments in REITs are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.
5 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992.

BNY Hamilton International Equity Fund*


An Interview with Lloyd Buchanan and Robert Windsor, Vice Presidents and Co-Portfolio Managers

Q: What factors influenced the investment environment for international stocks during the first half of 2003?
A: A major factor driving returns for U.S.-based investors in international markets was the depreciation of the U.S. dollar relative to other major currencies. This weakening of the dollar provided a significant boost to the performance of foreign equities over the period. The MSCI EAFE Index returned 9.85% for the period; almost half of that return was attributable to currency factors. Much of this currency boost came from Europe, as the Euro appreciated by 9.4% against the dollar. This helped the region to lead other international markets over the six months. Japan was an exception to this overall trend, as the Yen depreciated slightly.

   A number of other factors helped to support international equity markets during the six months. Geopolitical tensions eased after the swift, successful war in Iraq, which in turn helped to relieve investor concerns about the impact of the war and the potential for related terrorist attacks. Many international markets take their cue from the U.S. As a result, improvements in investor sentiment and corporate earnings here helped to boost the performance of foreign markets as well.

Q: Given this context, how did the Fund perform?
A: The Fund returned 7.86% for Institutional Class Shares and 7.82% for
   Investor Class Shares/1/ for the six months ended June 30, 2003. For the same period, the MSCI EAFE Index/2/ returned 9.85%.

Q: What factors accounted for the Fund's performance during the period?
A: The significant weakening of the U.S. dollar beginning in mid-March played a significant role in the Fund's performance. Beginning April 1st, we significantly changed the Fund's structure in an effort to decrease volatility and reduce the costs of managing the Fund. These efforts played a positive role in performance during the period's later months.

Q: How did the portfolio's composition change over the past year?/3/
A: The Fund's composition changed significantly over the six months, as we changed the Fund's management style to a more index-like strategy. As part of this shift in management style, the Fund now invests exclusively in American Depositary Receipts (ADRs), securities that represent shares of foreign-based companies but are traded on U.S. exchanges. We have found that ADRs have outperformed non-ADR foreign stocks historically--and these securities can be less costly to hold than foreign stocks.

   As part of this new strategy, we use a proprietary mathematical algorithm, or formula, to construct the portfolio. While the EAFE Index contains about 1,000 stocks, only 400 of these are represented by ADRs. We seek to hold about 200 of these ADRs, working to keep our overall country exposure and sector allocations in line with those of the Index. With this approach, the Fund now has a more concentrated portfolio.

   While the transition to this new strategy involved significant trading activity--with associated costs--over the period, in the long run we believe that this will help to keep turnover and transaction costs low.

Q: What is your strategic outlook going forward?
A: With this restructured portfolio, we anticipate being able to realize significant cost savings and deliver international diversification in a more efficient manner. Consistent with the Fund's mandate, we will continue to track the investment composition, risk profile, and performance of the EAFE Index. We do not intend to make major, active changes to the portfolio in anticipation of, or response to, market trends.

                                                                           TRAILING   TRAILING    SINCE
                                       CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003             MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY FUND
(INSTITUTIONAL SHARES)                  2.18%   17.75%   7.86%   -10.26%   -17.93%     -6.36%     -1.73%
----------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX                         2.48%   19.57%   9.85%    -6.06%   -13.21%     -3.68%     -0.05%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

*  International investing involves increased risk and volatility.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return for the 5 year and since inception periods would have been lower. The inception date for BNY Hamilton International Equity Fund (Institutional Shares) was 4/1/97.
2 The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton S&P 500 Index Fund*


An Interview with Kurt Zyla, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for large-cap stocks during the first half of 2003?
A: Stocks enjoyed strong gains in the second quarter, representing the S&P
   500(R) Index's best performance since the last quarter of 1998. In the first three months of 2003, however, equity markets were still somewhat weak, as concerns about sluggish economic indicators and the impending war with Iraq weighed on investors' confidence.

   As first-quarter earnings reports exceeded expectations and the major part of the war in Iraq proved short and successful, equities rallied strongly in the second quarter. Small- and medium-capitalization stocks outperformed larger-company stocks, and the growth investment style outperformed value during the first half of the year.

Q: Given this context, how did the Fund perform?
A: The Fund closely tracked the risk and return characteristics of its benchmark, returning 11.65% for Institutional Class Shares and 11.41% for Investor Class Shares/1/ for the six months ended June 30, 2003, compared with 11.77 % for the S&P 500(R) Index/2/ over the same period.

Q: How did the portfolio's composition change over the period?/3/
A: There were five additions--and five corresponding deletions--to the S&P 500
   Index during the first half of 2003. Efficient trading of all index adjustments that occur throughout the period is an essential part of our investment process.

   During the first six months of the year the following companies were added to and deleted from the S&P 500 Index:

ADDITIONS                 DELETIONS
1. Federated Investors
Inc. (FII)                1. Pharmacia (PHA)
2. Symantec (SYMC)        2. Household
                          International (HI)
3. McCormick & Co (MKC)   3. Healthsouth Co (HRC)
4. Apartment Investment
  & Management (AIV)      4. AMR Corp (AMR)
5. Autonation, INC (AN)   5. Rational Software
                          (RATL)

Q: What is your strategy going forward?
A: Consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index.

                                                                    TRAILING   TRAILING    SINCE
                                CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003      MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON S&P 500 INDEX FUND
(INSTITUTIONAL SHARES)           1.31%   15.30%  11.65%   -0.04%    -11.66%        N/A    -10.95%
---------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                 1.28%   15.40%  11.77%    0.25%    -11.21%     -1.61%    -10.54%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


* The performance of the Fund is expected to be lower than that of the S&P 500(R) Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price declines.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has voluntarily agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings subject to change.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--93.3%
          Advertising and Marketing Services--1.8%
  84,000  Omnicom Group, Inc......... $ 6,022,800
                                      -----------
          Banking and Finance--4.5%
 207,500  Washington Mutual, Inc.....   8,569,750
 128,932  Wells Fargo & Co...........   6,498,173
                                      -----------
                                       15,067,923
                                      -----------
          Beverages, Food and Tobacco--3.1%
 112,000  PepsiCo, Inc...............   4,984,000
 114,467  The Coca-Cola Co...........   5,312,413
                                      -----------
                                       10,296,413
                                      -----------
          Biosciences--2.1%
 105,504  Amgen, Inc.*...............   7,009,686
                                      -----------
          Building and Building Products--1.9%
 197,000  The Home Depot, Inc........   6,524,640
                                      -----------
          Chemicals--2.5%
 200,146  duPont (E.I.) de Nemours
          & Co.......................   8,334,079
                                      -----------
          Communications, Media and
          Entertainment--2.1%
 242,600  Comcast Corp.--Special
          CIass A*...................   6,994,158
                                      -----------
          Computers--Micro--3.5%
 183,320  Hewlett-Packard Co.........   3,904,716
  97,500  International Business
          Machines Corp. (IBM).......   8,043,750
                                      -----------
                                       11,948,466
                                      -----------

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Computers--Software and
          Peripherals--5.2%
 454,120  Cisco Systems, Inc.*........ $ 7,579,263
 394,592  Microsoft Corp..............  10,105,501
                                       -----------
                                        17,684,764
                                       -----------
          Conglomerates--3.1%
 359,938  General Electric Co.........  10,323,022
                                       -----------
          Containers and Packaging--1.9%
 136,700  Sealed Air Corp.*...........   6,515,122
                                       -----------
          Data Processing Systems--4.2%
 191,700  Automatic Data Processing,
          Inc.........................   6,490,962
 186,800  First Data Corp.............   7,740,992
                                       -----------
                                        14,231,954
                                       -----------
          Electronic Equipment and Components--3.9%
 123,959  Agilent Technologies, Inc.*.   2,423,398
 236,000  Applied Materials, Inc.*....   3,742,960
 340,104  Intel Corp..................   7,068,722
                                       -----------
                                        13,235,080
                                       -----------
          Financial Services--9.5%
 287,441  Citigroup, Inc..............  12,302,475
 116,725  Fannie Mae..................   7,871,934
 100,700  Marsh & McLennan Cos., Inc..   5,142,749
 154,700  Morgan Stanley..............   6,613,425
                                       -----------
                                        31,930,583
                                       -----------
          Health and Medical Facilities--1.1%
  56,000  Quest Diagnostics, Inc.*....   3,572,800
                                       -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                    Value
---------                               -----------
          Common Stocks (Continued)
          Health Care Products and Services--5.6%
  85,000  Abbott Laboratories.......... $ 3,719,600
 191,890  Johnson & Johnson............   9,920,713
 108,941  Medtronic, Inc...............   5,225,900
                                        -----------
                                         18,866,213
                                        -----------
          Household and Personal Care Products--5.1%
 150,500  Colgate-Palmolive Co.........   8,721,475
  96,938  The Procter & Gamble Co......   8,644,931
                                        -----------
                                         17,366,406
                                        -----------
          Insurance--2.9%
 174,669  American International
          Group, Inc...................   9,638,235
                                        -----------
          Oil and Gas--7.5%
 184,600  BP PLC ADR...................   7,756,892
 259,350  Exxon Mobil Corp.............   9,313,259
  83,000  Noble Corp.*.................   2,846,900
 112,390  Schlumberger Ltd.............   5,346,392
                                        -----------
                                         25,263,443
                                        -----------
          Pharmaceuticals--6.4%
 122,000  Bristol-Myers Squibb Co......   3,312,300
 131,538  Merck & Co., Inc.............   7,964,626
 302,948  Pfizer, Inc..................  10,345,674
                                        -----------
                                         21,622,600
                                        -----------
          Real Estate Investment Trusts--2.5%
 174,000  Duke Realty Corp.............   4,793,700
 131,000  ProLogis.....................   3,576,300
                                        -----------
                                          8,370,000
                                        -----------
          Resorts and Entertainment--2.1%
 360,000  The Walt Disney Co...........   7,110,000
                                        -----------

Number of
 Shares                                    Value
----------                              ------------
           Common Stocks (Continued)
           Retail--Discount Stores--4.4%
   203,300 Costco Wholesale Corp.*..... $  7,440,780
   108,200 Target Corp.................    4,094,288
    63,300 Wal-Mart Stores, Inc........    3,397,311
                                        ------------
                                          14,932,379
                                        ------------
           Retail--Food Stores--1.0%
   206,000 The Kroger Co.*.............    3,436,080
                                        ------------
           Telecommunications--1.9%
   294,000 Corning, Inc.*..............    2,172,660
   106,500 Verizon Communications, Inc.    4,201,425
                                        ------------
                                           6,374,085
                                        ------------
           Transportation--2.4%
   124,400 United Parcel Service, Inc.,
           Class B.....................    7,924,280
                                        ------------
           Utilities--Gas and Electric--1.1%
    57,000 Dominion Resources, Inc.....    3,663,390
                                        ------------
           Total Common Stocks
           (Cost $241,637,351).........  314,258,601
                                        ------------
           Exchange Traded Fund--3.3%
   115,600 Standard & Poor's Depositary
           Receipts Trust Series I
           (Cost $11,416,656)..........   11,286,028
                                        ------------
           Money Market Fund--3.4%
11,399,117 ACM Institutional Reserves
           (Prime Portfolio),
           0.97% (a)
           (Cost $11,399,117)..........   11,399,117
                                        ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         June 30, 2003 (Unaudited)

                                     Value
                                  ------------
  Total Investments
  (Cost $264,453,124) (b)--
  100.0%......................... $336,943,746
  Other assets less liabilities--
  0.0%...........................        3,258
                                  ------------
  Net Assets--100.0%............. $336,947,004
                                  ------------

ADRAmerican Depositary Receipt.
*  Non-incoming producing security.
(a)Represents annualized 7 day yield at June 30, 2003.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003, net unrealized appreciation was $72,490,622 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $96,541,721 and aggregate gross unrealized depreciation of $24,051,099.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)

          Assets:
            Investments at market value,
             (Cost $264,453,124)........................ $336,943,746
            Receivables:
             Capital stock sold.........................      372,246
             Dividends..................................      285,465
             Investments sold...........................       88,939
             Interest...................................       12,304
            Other assets................................       15,262
                                                         ------------
             Total Assets...............................  337,717,962
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................      479,105
             Services provided by The Bank of New
              York and Administrator....................      249,484
            Accrued expenses and other liabilities......       42,369
                                                         ------------
             Total Liabilities..........................      770,958
                                                         ------------
          Net Assets:................................... $336,947,004
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $     39,257
            Capital surplus.............................  294,296,198
            Undistributed net investment income.........       61,846
            Accumulated net realized loss on
             investments and written call options.......  (29,940,919)
            Net unrealized appreciation on
             investments................................   72,490,622
                                                         ------------
          Net Assets.................................... $336,947,004
                                                         ------------
          Institutional Shares:
            Net assets.................................. $317,022,709
                                                         ------------
            Shares outstanding..........................   36,917,747
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       8.59
                                                         ------------
          Investor Shares:
            Net assets.................................. $ 19,924,295
                                                         ------------
            Shares outstanding..........................    2,338,819
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       8.52
                                                         ------------
            Institutional Shares authorized @ $.001 par
             value......................................  200,000,000
            Investor Shares authorized @ $.001 par
             value......................................  200,000,000

                            Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $15,389)................................. $ 2,462,368
            Interest.....................................      88,383
                                                          -----------
             Total Income................................   2,550,751
                                                          -----------
          Expenses:
            Advisory.....................................     935,722
            Administration...............................     311,907
            Transfer agent...............................      67,963
            Accounting services..........................      29,751
            12b-1 fee--Investor Shares...................      22,492
            Custodian....................................      22,416
            Registration and filings.....................       9,176
            Directors....................................       6,659
            Audit........................................       5,744
            Insurance....................................       3,158
            Legal........................................       2,776
            Reports to shareholders......................       2,736
            Cash management..............................       2,309
            Other........................................       3,203
                                                          -----------
             Total Expenses..............................   1,426,012
            Earnings credit adjustement (Note 3).........         (65)
                                                          -----------
             Net Expenses................................   1,425,947
                                                          -----------
             Net Investment Income.......................   1,124,804
                                                          -----------
          Realized and Unrealized Gain
           (Loss) on Investments and
           Written Call Options:
            Net realized gain (loss) on:
             Investments.................................  (7,928,991)
             Written call options........................     129,596
                                                          -----------
            Net realized loss on investments and written
             call options................................  (7,799,395)
                                                          -----------
            Increase (decrease) in unrealized
             appreciation/depreciation on
             investments.................................  39,127,982
                                                          -----------
            Net realized and unrealized gain on
             investments and written call options........  31,328,587
                                                          -----------
            Net increase in net assets resulting from
             operations.................................. $32,453,391
                                                          -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2003      Year Ended
                                                                                (Unaudited)    December 31, 2002
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $  1,124,804     $   2,469,890
  Net realized loss on investments and written call options..................     (7,799,395)         (392,615)
  Increase (decrease) in unrealized appreciation/depreciation on investments.     39,127,982       (99,972,695)
                                                                                ------------     -------------
   Net increase (decrease) in net assets resulting from operations...........     32,453,391       (97,895,420)
                                                                                ------------     -------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares.................     (1,020,009)       (2,339,586)
                         Investor Shares.....................................        (45,862)          (76,634)
                                                                                ------------     -------------
                                                                                  (1,065,871)       (2,416,220)
                                                                                ------------     -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................     19,406,208        49,707,487
                     Investor Shares.........................................      3,354,461         6,408,343
  Proceeds from shares issued on reinvestment of
   dividends: Institutional Shares...........................................        231,440           553,290
         Investor Shares.....................................................         45,745            76,350
  Value of capital stock repurchased: Institutional Shares...................    (19,820,594)      (70,913,334)
                      Investor Shares........................................     (1,797,155)       (2,882,155)
                                                                                ------------     -------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................      1,420,105       (17,050,019)
                                                                                ------------     -------------
   Increase (decrease) in Net Assets.........................................     32,807,625      (117,361,659)
Net Assets:
  Beginning of year..........................................................    304,139,379       421,501,038
                                                                                ------------     -------------
  End of period (includes undistibuted net investment income of $61,846 at
   June 30, 2003 and $2,913 at December 31, 2002)............................   $336,947,004     $ 304,139,379
                                                                                ------------     -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................      2,388,851         5,417,225
         Investor Shares.....................................................        425,916           732,301
  Shares issued on reinvestment of
   dividends: Institutional Shares...........................................         29,057            63,598
         Investor Shares.....................................................          5,806             8,820
  Shares repurchased: Institutional Shares...................................     (2,475,945)       (8,063,122)
             Investor Shares.................................................       (226,668)         (342,435)
                                                                                ------------     -------------
   Net increase (decrease)...................................................        147,017        (2,183,613)
  Shares outstanding, beginning of year......................................     39,109,549        41,293,162
                                                                                ------------     -------------
  Shares outstanding, end of period..........................................     39,256,566        39,109,549
                                                                                ------------     -------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Financial Highlights

                                                              Institutional Shares
                                        ----------------------------------------------------------------
                                        Six Months
                                           Ended
                                         June 30,                  Year Ended December 31,
                                           2003      ---------------------------------------------------
                                        (Unaudited)     2002       2001       2000      1999      1998
                                        -----------  --------   --------   --------   --------  --------
PER SHARE DATA:
Net asset value at beginning of year...  $   7.78    $  10.21   $  13.89   $  16.15   $  12.71  $  10.94
                                         --------    --------   --------   --------   --------  --------
Gain (loss) from investment operations
Net investment income..................      0.03        0.06       0.05       0.03       0.05      0.11
Net realized and unrealized gain (loss)
  on investments and written call
  options..............................      0.81       (2.43)     (3.43)     (0.37)      4.59      2.46
                                         --------    --------   --------   --------   --------  --------
 Total from investment operations......      0.84       (2.37)     (3.38)     (0.34)      4.64      2.57
                                         --------    --------   --------   --------   --------  --------
Dividends and distributions
Dividends from net investment
  income...............................     (0.03)      (0.06)     (0.06)     (0.03)     (0.05)    (0.11)
Distributions from capital gains.......        --          --      (0.24)     (1.89)     (1.15)    (0.69)
                                         --------    --------   --------   --------   --------  --------
 Total dividends and distributions.....     (0.03)      (0.06)     (0.30)     (1.92)     (1.20)    (0.80)
                                         --------    --------   --------   --------   --------  --------
Net asset value at end of period.......  $   8.59    $   7.78   $  10.21   $  13.89   $  16.15  $  12.71
                                         --------    --------   --------   --------   --------  --------
TOTAL RETURN:..........................     10.81%*    (23.26)%   (24.49)%    (1.99)%    37.13%    23.49%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)......................  $317,023    $287,666   $403,925   $549,982   $589,285  $443,997
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York................      0.90%**     0.90%      0.88%      0.86%      0.85%     0.82%
 Expenses, prior to waiver from
   The Bank of New York................      0.90%**     0.90%      0.88%      0.86%      0.86%     0.91%
 Net investment income, net of waiver
   from The Bank of New York...........      0.74%**     0.70%      0.49%      0.18%      0.36%     0.73%
Portfolio turnover rate................         7%         18%        14%        16%        18%       26%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                                                 Investor Shares
                                           -----------------------------------------------------------
                                           Six Months
                                              Ended
                                            June 30,                Year Ended December 31,
                                              2003      ----------------------------------------------
                                           (Unaudited)    2002      2001      2000      1999     1998
                                           -----------  -------   -------   -------   -------  -------
PER SHARE DATA:
Net asset value at beginning of year......   $  7.72    $ 10.13   $ 13.78   $ 16.05   $ 12.65  $ 10.92
                                             -------    -------   -------   -------   -------  -------
Gain (loss) from investment operations
Net investment income (loss)..............      0.02       0.04      0.03     (0.01)     0.01     0.11
Net realized and unrealized gain (loss) on
  investments and written call options....      0.80      (2.41)    (3.41)    (0.35)     4.57     2.42
                                             -------    -------   -------   -------   -------  -------
 Total from investment operations.........      0.82      (2.37)    (3.38)    (0.36)     4.58     2.53
                                             -------    -------   -------   -------   -------  -------
Dividends and distributions
Dividends from net investment income......     (0.02)     (0.04)    (0.03)    (0.02)    (0.03)   (0.11)
Distributions from capital gains..........        --         --     (0.24)    (1.89)    (1.15)   (0.69)
                                             -------    -------   -------   -------   -------  -------
 Total dividends and distributions........     (0.02)     (0.04)    (0.27)    (1.91)    (1.18)   (0.80)
                                             -------    -------   -------   -------   -------  -------
Net asset value at end of period..........   $  8.52    $  7.72   $ 10.13   $ 13.78   $ 16.05  $ 12.65
                                             -------    -------   -------   -------   -------  -------
TOTAL RETURN:.............................     10.64%*   (23.45)%  (24.63)%   (2.14)%   36.83%   23.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................   $19,924    $16,473   $17,576   $24,744   $18,642  $11,047
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York...................      1.15%**    1.15%     1.13%     1.11%     1.11%    1.07%
 Expenses, prior to waiver from
   The Bank of New York...................      1.15%**    1.15%     1.13%     1.11%     1.14%    1.21%
 Net investment income (loss),
   net of waiver from the
   Bank of New York.......................      0.49%**    0.47%     0.24%    (0.07)%    0.10%    0.50%
Portfolio turnover rate...................         7%        18%       14%       16%       18%      26%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)


Number of
 Shares                                 Value
---------                             ----------
          Common Stocks--97.3%
          Aerospace and Defense--1.9%
  20,000  United Technologies
          Corp....................... $1,416,600
                                      ----------
          Banking and Finance--11.5%
  26,500  Bank of America Corp.......  2,094,295
  55,000  Chittenden Corp............  1,504,250
  65,000  FleetBoston Financial
          Corp.......................  1,931,150
  47,500  J.P. Morgan Chase & Co.....  1,623,550
  31,500  Wachovia Corp..............  1,258,740
                                      ----------
                                       8,411,985
                                      ----------
          Building Materials--1.7%
  30,000  Florida Rock Industries,
          Inc........................  1,238,400
                                      ----------
          Communications Equipment and
          Systems--2.7%
 120,000  Nokia Corp. ADR............  1,971,600
                                      ----------
          Computers--Micro--2.8%
  25,000  International Business
          Machines Corp. (IBM).......  2,062,500
                                      ----------
          Computers--Software and
          Peripherals--1.4%
  39,000  Microsoft Corp.............    998,790
                                      ----------
          Conglomerates--2.8%
  70,000  General Electric Co........  2,007,600
                                      ----------
          Electronic Equipment and
          Components--3.7%
  80,000  Intel Corp.................  1,662,720
  60,000  Texas Instruments, Inc.....  1,056,000
                                      ----------
                                       2,718,720
                                      ----------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Financial Services--5.4%
 50,000   Citigroup, Inc............ $2,140,000
 37,000   PNC Financial Services
          Group.....................  1,805,970
                                     ----------
                                      3,945,970
                                     ----------
          Health Care Products and
          Services--5.4%
 32,500   Johnson & Johnson.........  1,680,250
 21,500   Wyeth.....................    979,325
 29,200   Zimmer Holdings, Inc.*....  1,315,460
                                     ----------
                                      3,975,035
                                     ----------
          Household & Personal Care
          Products--1.1%
 24,000   Unilever PLC ADR..........    770,400
                                     ----------
          Hotels and Gaming--1.3%
 40,000   Fairmont Hotels & Resorts,
          Inc.......................    936,000
                                     ----------
          Insurance--5.3%
 61,000   AFLAC, Inc................  1,875,750
 55,000   The Allstate Corp.........  1,960,750
                                     ----------
                                      3,836,500
                                     ----------
          Machinery and Engineering--2.4%
 22,500   Eaton Corp................  1,768,725
                                     ----------
          Machinery and Equipment--1.2%
 75,000   Grant Prideco, Inc.*......    881,250
                                     ----------
          Manufacturing--5.1%
  6,500   3M Co.....................    838,370
 30,000   Dover Corp................    898,800
 75,000   Honeywell International,
          Inc.......................  2,013,750
                                     ----------
                                      3,750,920
                                     ----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                     Value
---------                                 ----------
          Common Stocks (Continued)
          Oil and Gas--13.3%
 25,000   ChevronTexaco Corp............. $1,805,000
 37,500   ConocoPhillips.................  2,055,000
 53,000   EnCana Corp....................  2,033,610
 30,000   Nabors Industries, Ltd.*.......  1,186,500
 30,000   Royal Dutch Petroleum
          Co.............................  1,398,600
 30,000   Weatherford International Ltd.*  1,257,000
                                          ----------
                                           9,735,710
                                          ----------
          Pharmaceuticals--7.9%
 77,000   Bristol-Myers Squibb Co........  2,090,550
 33,000   Merck & Co., Inc...............  1,998,150
 50,000   Pfizer, Inc....................  1,707,500
                                          ----------
                                           5,796,200
                                          ----------
          Retail--Discount Stores--4.8%
 50,000   Costco Wholesale Corp.*........  1,830,000
 45,000   Target Corp....................  1,702,800
                                          ----------
                                           3,532,800
                                          ----------
          Retail--Specialty Stores--1.9%
 42,500   Tiffany & Co...................  1,388,900
                                          ----------
          Telecommunications--2.7%
 49,500   Verizon Communications,
          Inc............................  1,952,775
                                          ----------
          Transportation--8.6%
 62,000   Burlington Northern Santa Fe
          Corp...........................  1,763,280
 45,000   Canadian Pacific Railway Ltd...  1,017,000
 60,000   CP Ships Ltd...................  1,003,800
 55,000   GulfMark Offshore, Inc.*.......    928,400
 27,500   Union Pacific Corp.............  1,595,550
                                          ----------
                                           6,308,030
                                          ----------

Number of
 Shares                                       Value
----------                                 -----------
           Common Stocks (Continued)
           Utilities--Gas and Electric--2.4%
    50,000 KeySpan Corp................... $ 1,772,500
                                           -----------
           Total Common Stocks
           (Cost $70,348,661).............  71,177,910
                                           -----------
Principal
 Amount
----------
           United States Government
           Agencies & Obligations--0.4%
           Federal Home Loan Bank--0.4%
$  300,000 0.75%, 7/01/03+
           (Cost $300,000)................     300,000
                                           -----------
Number of
 Shares
----------
           Money Market Fund--2.2%
 1,621,481 ACM Institutional Reserves
           (Prime Portfolio), 0.97% (a)
           (Cost $1,621,481)..............   1,621,481
                                           -----------
           Total Investments
           (Cost $72,270,142) (b)--
           99.9%..........................  73,099,391
           Other assets less liabilities--
           0.1%...........................      38,780
                                           -----------
           Net Assets--100.0%............. $73,138,171
                                           -----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
+ Discounted rate at time of purchase for United States Government Agencies and Obligations.
(a)Represents annualized 7 day yield at June 30, 2003.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30,2003, net unrealized appreciation was $829,249 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,430,186 and aggregate gross unrealized depreciation of $2,600,937.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $72,270,142)...................... $ 73,099,391
             Receivables:
              Capital stock sold......................      301,096
              Dividends...............................       81,963
              Interest................................        1,181
              Investments sold........................          692
             Other assets.............................       14,427
                                                       ------------
              Total Assets............................   73,498,750
                                                       ------------
           Liabilities:
             Due to custodian.........................           39
             Payables:
              Investments purchased...................      299,994
              Services provided by The Bank of New
               York and Administrator.................       49,391
              Capital stock repurchased...............        1,748
             Accrued expenses and other liabilities...        9,407
                                                       ------------
              Total Liabilities.......................      360,579
                                                       ------------
           Net Assets:................................ $ 73,138,171
                                                       ------------
           Sources Of Net Assets:
             Capital stock @ par...................... $      8,386
             Capital surplus..........................   73,278,224
             Undistributed net investment loss........       (1,507)
             Accumulated net realized loss on
              investments.............................     (976,181)
             Net unrealized appreciation on
              investments.............................      829,249
                                                       ------------
           Net Assets................................. $ 73,138,171
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 72,772,963
                                                       ------------
             Shares outstanding.......................    8,343,980
                                                       ------------
             Net assets value, offering price and
              repurchase price per share.............. $       8.72
                                                       ------------
           Investor Shares:
             Net assets............................... $    365,208
                                                       ------------
             Shares outstanding.......................       41,776
                                                       ------------
             Net assets value, offering price and
              repurchase price per share.............. $       8.74
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

           Investment Income:
             Dividends (net of foreign withholding taxes
              of $12,005)................................ $  551,605
             Interest....................................     11,096
                                                          ----------
              Total Income...............................    562,701
                                                          ----------
           Expenses:
             Advisory....................................    173,713
             Administration..............................     57,904
             Accounting services.........................     25,808
             Transfer agent..............................     23,702
             Custodian...................................     14,060
             Registration and filings....................     11,942
             Directors...................................      6,613
             Audit.......................................      2,659
             Reports to shareholders.....................        702
             Cash management.............................        475
             12b-1 fee--Investor Shares..................        348
             Insurance...................................        125
             Legal.......................................         58
             Other.......................................        807
                                                          ----------
              Total Expenses.............................    318,916
             Fees waived by The Bank of New York
              (Note 3)...................................    (86,774)
             Earnings credit adjustment (Note 3).........       (177)
                                                          ----------
              Net Expenses...............................    231,965
                                                          ----------
              Net Investment Income......................    330,736
                                                          ----------
           Realized and Unrealized Gain
            (Loss) on Investments:
             Net realized loss on investments............   (328,395)
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments................................  6,600,258
                                                          ----------
             Net realized and unrealized gain on
              investments................................  6,271,863
                                                          ----------
             Net increase in net assets resulting from
              operations................................. $6,602,599
                                                          ----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2003      Year Ended
                                                                                (Unaudited)    December 31, 2002
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $   330,736       $   338,508
  Net realized loss on investments...........................................      (328,395)         (457,115)
  Increase (decrease) in unrealized appreciation/depreciation on investments.     6,600,258        (4,344,735)
                                                                                -----------       -----------
   Net increase (decrease) in net assets resulting from operations...........     6,602,599        (4,463,342)
                                                                                -----------       -----------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares.................      (331,034)         (340,091)
                         Investor Shares.....................................        (1,209)             (482)
                                                                                -----------       -----------
                                                                                   (332,243)         (340,573)
                                                                                -----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................    21,818,849        39,729,417
                     Investor Shares.........................................       264,404           165,400
  Proceeds from shares issued on reinvestment
   of dividends: Institutional Shares........................................       117,598           140,763
           Investor Shares...................................................         1,208               482
  Value of capital stock repurchased: Institutional Shares...................    (3,664,503)       (6,227,646)
                      Investor Shares........................................      (102,398)           (4,795)
                                                                                -----------       -----------
  Net increase in net assets resulting from capital stock transactions.......    18,435,158        33,803,621
                                                                                -----------       -----------
   Increase in Net Assets....................................................    24,705,514        28,999,706
Net Assets:
  Beginning of year..........................................................    48,432,657        19,432,951
                                                                                -----------       -----------
  End of period (includes undistributed net investment loss of $1,507 at
   June 30, 2003)............................................................   $73,138,171       $48,432,657
                                                                                -----------       -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................     2,640,906         4,722,288
         Investor Shares.....................................................        32,680            20,687
  Shares issued on reinvestment of dividends: Institutional Shares...........        13,751            17,494
                           Investor Shares...................................           140                63
  Shares repurchased: Institutional Shares...................................      (451,946)         (771,388)
             Investor Shares.................................................       (11,420)             (374)
                                                                                -----------       -----------
   Net increase..............................................................     2,224,111         3,988,770
  Shares outstanding, beginning of year......................................     6,161,645         2,172,875
                                                                                -----------       -----------
  Shares outstanding, end of period..........................................     8,385,756         6,161,645
                                                                                -----------       -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Financial Highlights

                                                             Institutional Shares
                                            --------------------------------------------------
                                                                 Year Ended       For the period
                                            Six Months Ended    December 31,      April 28, 2000*
                                             June 30, 2003   -----------------        through
                                              (Unaudited)      2002      2002    December 31, 2000
                                            ---------------- -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period.....     $  7.86      $  8.94   $  9.71        $10.00
                                                -------      -------   -------        ------
Gain (loss) from investment operations
Net investment income......................        0.05         0.08      0.11          0.12
Net realized and unrealized gain (loss) on
  investments..............................        0.85        (1.09)    (0.78)        (0.30)
                                                -------      -------   -------        ------
 Total from investment operations..........        0.90        (1.01)    (0.67)        (0.18)
                                                -------      -------   -------        ------
Dividends
Dividends from net investment income.......       (0.04)       (0.07)    (0.10)        (0.11)
                                                -------      -------   -------        ------
Net asset value at end of period...........     $  8.72      $  7.86   $  8.94        $ 9.71
                                                -------      -------   -------        ------
TOTAL RETURN:..............................       11.50%**    (11.31)%   (6.87)%       (1.83)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)     $72,773      $48,272   $19,433        $4,095
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.80%***     0.80%     0.80%         0.80%***
 Expenses, prior to waiver from The Bank of
   New York................................        1.10%***     1.30%     2.14%         7.75%***
 Net investment income, net of waiver from
   The Bank of New York....................        1.14%***     0.96%     1.19%         1.86%***
Portfolio turnover rate....................           7%          10%        2%            2%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                                                    Investor Shares
                                                           ------------------------------
                                                                             For the period
                                                           Six Months Ended   May 31, 2002*
                                                            June 30, 2003        through
                                                             (Unaudited)    December 31, 2002
                                                           ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period....................      $ 7.88           $  9.09
                                                                ------           -------
Gain (loss) from investment operations
Net investment income.....................................        0.04              0.04
Net realized and unrealized gain (loss) on investments....        0.85             (1.22)
                                                                ------           -------
 Total from investment operations.........................        0.89             (1.18)
                                                                ------           -------
Dividends
Dividends from net investment income......................       (0.03)            (0.03)
                                                                ------           -------
Net asset value at end of period..........................      $ 8.74           $  7.88
                                                                ------           -------
TOTAL RETURN:.............................................       11.36%**         (12.98)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...............      $  365           $   161
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York........        1.05%***          1.05%***
 Expenses, prior to waiver from The Bank of New York......        1.34%***          1.50%***
 Net investment income, net of waiver from The Bank of New
   York...................................................        0.93%***          0.82%***
Portfolio turnover rate...................................           7%               10%

*  Commencement of investment operations.
** Not annualized.
***Annualized.


See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--95.0%
          Bank Holding Companies--11.1%
 161,300  Banknorth Group, Inc....... $ 4,116,376
  99,200  Commercial Capital
          Bancorp*...................   1,522,720
     341  Community Banks, Inc.......      10,141
  43,500  Doral Financial Corp.......   1,942,275
 109,200  First Sentinel Bancorp,
          Inc........................   1,743,924
 213,900  Greater Bay Bancorp........   4,367,838
  57,700  Hudson United Bancorp......   1,970,455
 264,480  New York Community
          Bancorp, Inc...............   7,693,723
  40,733  Southern Financial Bancorp,
          Inc........................   1,244,800
 305,000  UCBH Holdings, Inc.........   8,747,401
 171,200  Wilmington Trust Corp......   5,024,720
                                      -----------
                                       38,384,373
                                      -----------
          Chemicals--1.7%
 160,300  H.B. Fuller Co.............   3,529,806
 134,800  Olin Corp..................   2,305,080
                                      -----------
                                        5,834,886
                                      -----------
          Coal--1.5%
 152,400  Arch Coal, Inc.............   3,502,152
  55,600  Peabody Energy Corp........   1,867,604
                                      -----------
                                        5,369,756
                                      -----------
          Commercial Services--1.4%
  95,800  Alliance Data Systems
          Corp.*.....................   2,241,720
 223,400  Plexus Corp.*..............   2,575,802
                                      -----------
                                        4,817,522
                                      -----------

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Communications, Media and
          Entertainment--1.5%
 176,600  Scholastic Corp.*........... $ 5,259,148
                                       -----------
          Computer Services--1.4%
 101,500  Manhattan Associates, Inc.*.   2,635,955
 208,000  Perot Systems Corp.,
          Class A*....................   2,362,880
                                       -----------
                                         4,998,835
                                       -----------
          Computers--Software and Peripherals--7.0%
 133,650  Activision, Inc.*...........   1,726,758
 148,700  Coherent, Inc.*.............   3,558,391
 901,000  Concurrent Computer
          Corp.*......................   2,630,920
 126,000  Diebold, Inc................   5,449,500
 108,800  ManTech International
          Corp., Class A*.............   2,086,784
 179,000  Manugistics Group, Inc.*....     735,690
 178,800  Photon Dynamics, Inc.*......   4,940,244
 207,200  SeaChange International,
          Inc.*.......................   1,976,688
 175,600  Skyworks Solutions, Inc.*...   1,188,812
                                       -----------
                                        24,293,787
                                       -----------
          Consumer Goods and Services--1.2%
  81,565  The Scotts Co., Class A*....   4,037,468
                                       -----------
          Distribution and Wholesale--0.5%
 424,800  Bell Microproducts, Inc.*...   1,813,896
                                       -----------
          Education--2.1%
 171,456  DeVry, Inc.*................   3,993,210
 108,740  ITT Educational Services,
          Inc.*.......................   3,180,645
                                       -----------
                                         7,173,855
                                       -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Electronic Equipment and
          Components--7.3%
 157,800  Aeroflex, Inc.*.......... $ 1,221,372
 165,700  Asyst Technologies, Inc.*   1,108,533
 164,604  Avnet, Inc.*.............   2,087,179
 289,700  Cable Design Technologies
          Corp.*...................   2,071,355
 107,800  Fairchild Semiconductor
          Corp.*...................   1,378,762
 113,000  Jabil Circuit, Inc.*.....   2,497,300
 154,300  KEMET Corp.*.............   1,558,430
  75,700  Lattice Semiconductor
          Corp.*...................     623,011
 280,567  Microchip Technology,
          Inc......................   6,910,365
 218,700  Semtech Corp.*...........   3,114,288
 495,600  Vitesse Semiconductor
          Corp.*...................   2,438,352
                                    -----------
                                     25,008,947
                                    -----------
          Entertainment--1.8%
  99,500  International Speedway
          Corp.....................   3,931,245
 320,700  Six Flags, Inc.*.........   2,174,346
                                    -----------
                                      6,105,591
                                    -----------
          Food Wholesaling--1.7%
 156,800  Performance Food Group
          Co.*.....................   5,801,600
                                    -----------
          Forest and Paper Products--2.2%
 215,000  Boise Cascade Corp.......   5,138,500
  62,900  Bowater, Inc.............   2,355,605
                                    -----------
                                      7,494,105
                                    -----------

Number of
 Shares                                     Value
---------                                -----------
          Common Stocks (Continued)
          Health and Medical Facilities--3.8%
 197,000  Community Health Systems,
          Inc.*......................... $ 3,800,130
 123,400  LifePoint Hospitals, Inc.*....   2,583,996
  52,300  Quest Diagnostics, Inc.*......   3,336,740
  82,700  Universal Health Services,
          Inc., Class B*................   3,276,574
                                         -----------
                                          12,997,440
                                         -----------
          Health Care Products and Services--5.9%
 158,000  AdvancePCS*...................   6,040,340
  16,900  INAMED Corp.*.................     907,361
  85,600  Neurocrine Biosciences, Inc.*.   4,274,864
  64,200  Patterson Dental Co.*.........   2,913,396
 147,900  Renal Care Group, Inc.*.......   5,207,559
  23,600  Respironics, Inc.*............     885,472
                                         -----------
                                          20,228,992
                                         -----------
          Household and Personal Care
          Products--2.2%
 165,700  Church & Dwight Co., Inc......   5,423,361
  94,400  Maytag Corp...................   2,305,248
                                         -----------
                                           7,728,609
                                         -----------
          Investment Management--1.8%
  59,800  Legg Mason, Inc...............   3,884,010
  96,900  Waddell & Reed Financial, Inc.   2,487,423
                                         -----------
                                           6,371,433
                                         -----------
          Manufacturing--4.2%
  90,200  Maverick Tube Corp.*..........   1,727,330
 139,800  Mettler-Toledo International,
          Inc.*.........................   5,123,670

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
 136,100  Timken Co................... $ 2,383,111
 178,940  Waters Corp.*...............   5,212,522
                                       -----------
                                        14,446,633
                                       -----------
          Media--4.3%
 219,700  Entravision Communications
          Corp.*......................   2,493,595
 106,000  Hispanic Broadcasting Corp.*   2,697,700
  55,200  Pulitzer, Inc...............   2,727,984
  14,710  Radio One, Inc.*............     262,721
 377,020  Radio One, Inc., Class D*...   6,699,645
                                       -----------
                                        14,881,645
                                       -----------
          Oil and Gas--4.7%
 244,500  Airgas, Inc.................   4,095,375
 513,000  Grey Wolf, Inc.*............   2,072,520
  77,100  Newfield Exploration Co.*...   2,895,105
 158,680  Premcor, Inc.*..............   3,419,554
  88,600  Stone Energy Corp.*.........   3,714,112
                                       -----------
                                        16,196,666
                                       -----------
          Oil Field Services and Equipment--3.3%
  56,700  Core Laboratories NV*.......     612,360
  69,960  National-Oilwell, Inc.*.....   1,539,120
  64,100  Patterson-UTI Energy, Inc.*.   2,076,840
 108,600  Precision Drilling Corp.*...   4,100,736
 167,800  Superior Energy Services,
          Inc.*.......................   1,590,744
  77,750  Varco International, Inc.*..   1,523,900
                                       -----------
                                        11,443,700
                                       -----------
          Pharmaceuticals--4.5%
 312,600  Alkermes, Inc.*.............   3,360,450
 185,250  Celgene Corp.*..............   5,631,600

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
  65,000  Cephalon, Inc.*........... $ 2,675,400
 152,100  NPS Pharmaceuticals,
          Inc.*.....................   3,702,114
                                     -----------
                                      15,369,564
                                     -----------
          Printing and Publishing--0.7%
  41,900  Lee Enterprises, Inc......   1,572,507
  14,800  The McClatchy Co.,
          Class A...................     852,776
                                     -----------
                                       2,425,283
                                     -----------
          Records Storage--1.8%
 164,517  Iron Mountain, Inc.*......   6,101,936
                                     -----------
          Retail--Apparel and Shoes--3.9%
  68,500  AnnTaylor Stores Corp.*...   1,983,075
 104,600  Coach, Inc.*..............   5,202,804
  52,600  Reebok International Ltd.*   1,768,938
 226,700  Too, Inc.*................   4,590,675
                                     -----------
                                      13,545,492
                                     -----------
          Retail--Restaurants--0.5%
  57,200  Chicago Pizza & Brewery,
          Inc.*.....................     572,000
  25,000  Panera Bread Co.,
          Class A*..................   1,000,000
                                     -----------
                                       1,572,000
                                     -----------
          Retail--Specialty Stores--7.6%
 187,600  A.C. Moore Arts & Crafts,
          Inc.*.....................   3,757,628
 164,500  Barnes & Noble, Inc.*.....   3,791,725
 103,100  Columbia Sportswear Co.*..   5,300,371
  23,100  Dick's Sporting Goods,
          Inc.*.....................     847,308

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                  Value
---------                             ------------
          Common Stocks (Continued)
 198,900  Electronics Boutique
          Holdings Corp.*............ $  4,596,579
 113,250  Ethan Allen Interiors, Inc.    3,981,870
  90,700  Peet's Coffee & Tea, Inc.*.    1,583,622
  81,400  Williams-Sonoma, Inc.*.....    2,376,880
                                      ------------
                                        26,235,983
                                      ------------
          Transportation--3.4%
  77,000  Arkansas Best Corp.........    1,831,830
  55,300  Roadway Corp...............    1,577,709
  45,300  SCS Transportation, Inc.*..      572,139
  89,100  Swift Transportation Co.,
          Inc.*......................    1,659,042
  61,900  USF Corp...................    1,669,443
 108,400  Werner Enterprises, Inc....    2,298,080
  90,600  Yellow Corp.*..............    2,097,390
                                      ------------
                                        11,705,633
                                      ------------
          Total Common Stocks
          (Cost $320,170,647)........  327,644,778
                                      ------------
          Warrants--0.0%
          Bank Holding Companies--0.0%
 247,300  Dime Bancorp, Inc.* (a)
          (Cost $70,812).............       37,095
                                      ------------

Number of
 Shares                                       Value
----------                                ------------
           Rights--0.0%
           Financial Services--0.0%
    36,540 Bank United Corp.*
           (Cost $0)..................... $      2,923
                                          ------------
           Money Market Funds--5.4%
 3,609,504 ACM Institutional Reserves
           (Government Portfolio),
           0.93% (b).....................    3,609,504
14,949,854 ACM Institutional Reserves
           (Prime Portfolio),
           0.97% (b).....................   14,949,854
                                          ------------
           Total Money Market Funds
           (Cost $18,559,358)............   18,559,358
                                          ------------
           Total Investments
           (Cost $338,800,817) (c)--
           100.4%........................  346,244,154
           Liabilities in excess of other
           assets--(0.4%)................   (1,440,711)
                                          ------------
           Net Assets--100.0%............ $344,803,443
                                          ------------

*  Non-income producing security.
(a)Warrant has neither a strike price nor expiration date. Warrant represents a potential distribution for a legal claim settlement.
(b)Represents annualized 7 day yield at June 30, 2003.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003, net unrealized appreciation was $7,443,337 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $59,648,404 and aggregate gross unrealized depreciation of $52,205,067.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $338,800,817)..................... $346,244,154
             Receivables:
              Investments sold........................    2,335,922
              Capital stock sold......................      136,714
              Dividends...............................       93,349
              Interest................................       14,739
             Other assets.............................       20,732
                                                       ------------
              Total Assets............................  348,845,610
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    3,524,335
              Services provided by the Bank of
               New York and Administrator.............      297,722
              Capital stock repurchased...............      168,404
             Accrued expenses and other liabilities...       51,706
                                                       ------------
              Total Liabilities.......................    4,042,167
                                                       ------------
           Net Assets:................................ $344,803,443
                                                       ------------
           Sources Of Net Assets:
             Capital stock @ par...................... $     25,814
             Capital surplus..........................  335,666,129
             Undistributed net investment loss........     (745,726)
             Accumulated net realized gain on
              investments.............................    2,413,889
             Net unrealized appreciation on
              investments.............................    7,443,337
                                                       ------------
           Net Assets................................. $344,803,443
                                                       ------------
           Institutional Shares:
             Net assets............................... $317,768,454
                                                       ------------
             Shares outstanding.......................   23,770,991
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      13.37
                                                       ------------
           Investor Shares:
             Net assets............................... $ 27,034,989
                                                       ------------
             Shares outstanding.......................    2,042,903
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      13.23
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

           Investment Income:
             Dividends (net of foreign withholding
              taxes of $1,218)......................... $   861,802
             Interest..................................      38,823
                                                        -----------
              Total Income.............................     900,625
                                                        -----------
           Expenses:
             Advisory..................................   1,143,420
             Administration............................     304,912
             Transfer agent............................      80,363
             Accounting services.......................      29,759
             12b-1 fee--Investor Shares................      25,559
             Custodian.................................      23,797
             Registration and filings..................       7,566
             Reports to shareholders...................       6,417
             Directors.................................       5,682
             Audit.....................................       5,424
             Insurance.................................       2,731
             Cash management...........................       2,677
             Legal.....................................       2,276
             Other.....................................       5,768
                                                        -----------
              Total Expenses...........................   1,646,351
                                                        -----------
              Net Investment Loss......................    (745,726)
                                                        -----------
           Realized and Unrealized Gain on
            Investments:
             Net realized gain on investments..........     261,504
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments..............................  37,279,172
                                                        -----------
             Net realized and unrealized gain on
              investments..............................  37,540,676
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $36,794,950
                                                        -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2003      Year Ended
                                                                                (Unaudited)    December 31, 2002
                                                                              ---------------- -----------------
Operations:
  Net investment loss........................................................   $   (745,726)    $ (1,995,010)
  Net realized gain on investments...........................................        261,504        2,545,585
  Increase (decrease) in unrealized appreciation/depreciation on investments.     37,279,172      (86,567,212)
                                                                                ------------     ------------
   Net increase (decrease) in net assets resulting from operations...........     36,794,950      (86,016,637)
                                                                                ------------     ------------
Distributions to Shareholders:
  Distributions from capital gains: Institutional Shares.....................             --       (4,816,336)
                     Investor Shares.........................................             --         (210,434)
                                                                                ------------     ------------
                                                                                          --       (5,026,770)
                                                                                ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................     42,157,356      108,749,807
                      Investor Shares........................................      9,090,583       12,314,066
  Proceeds from shares issued on reinvestment of distributions:
   Institutional Shares......................................................             --        4,386,982
   Investor Shares...........................................................             --          210,188
  Value of capital stock repurchased: Institutional Shares...................    (42,193,598)     (90,759,534)
                       Investor Shares.......................................     (2,524,991)      (5,264,371)
                                                                                ------------     ------------
  Net increase in net assets resulting from capital stock transactions.......      6,529,350       29,637,138
                                                                                ------------     ------------
     Increase (decrease) in Net Assets.......................................     43,324,300      (61,406,269)
Net Assets:
  Beginning of year..........................................................    301,479,143      362,885,412
                                                                                ------------     ------------
  End of period (includes undistributed net investment loss of $745,726 at
   June 30, 2003)............................................................   $344,803,443     $301,479,143
                                                                                ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................      3,519,256        7,608,983
         Investor Shares.....................................................        745,181          976,612
  Shares issued on reinvestment of distributions: Institutional Shares.......             --          376,794
                              Investor Shares................................             --           18,225
  Shares repurchased: Institutional Shares...................................     (3,608,468)      (6,586,091)
              Investor Shares................................................       (213,523)        (403,519)
                                                                                ------------     ------------
   Net increase..............................................................        442,446        1,991,004
  Shares outstanding, beginning of year......................................     25,371,448       23,380,444
                                                                                ------------     ------------
  Shares outstanding, end of period..........................................     25,813,894       25,371,448
                                                                                ------------     ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Financial Highlights

                                                                Institutional Shares
                                        ------------------------------------------------------------------
                                        Six Months
                                           Ended
                                         June 30,                    Year Ended December 31,
                                           2003       ----------------------------------------------------
                                        (Unaudited)      2002       2001       2000       1999       1998
                                        -----------   --------   --------   --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year...  $  11.89     $  15.53   $  17.83   $  22.78   $  12.46   $  11.93
                                         --------     --------   --------   --------   --------   --------
Gain (loss) from investment operations
Net investment loss....................     (0.03)       (0.08)     (0.07)     (0.12)     (0.11)     (0.02)
Net realized and unrealized gain (loss)
  on investments.......................      1.51        (3.36)     (2.01)     (0.38)     12.08       0.91
                                         --------     --------   --------   --------   --------   --------
 Total from investment
   operations..........................      1.48        (3.44)     (2.08)     (0.50)     11.97       0.89
                                         --------     --------   --------   --------   --------   --------
Distributions
Distributions from capital gains.......        --        (0.20)     (0.22)     (4.45)     (1.65)     (0.36)
                                         --------     --------   --------   --------   --------   --------
Net asset value at end of period.......  $  13.37     $  11.89   $  15.53   $  17.83   $  22.78   $  12.46
                                         --------     --------   --------   --------   --------   --------
TOTAL RETURN:..........................     12.45%*     (22.12)%   (11.69)%    (1.41)%    97.22%      7.89%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)......................  $317,768     $283,668   $348,753   $404,735   $389,553   $188,402
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York....................      1.06%**      1.06%      1.05%      1.04%      1.04%      0.97%
 Expenses, prior to waiver from The
   Bank of New York....................      1.06%**      1.06%      1.05%      1.04%      1.06%      1.13%
 Net investment loss, net of waiver
   from The Bank of New York...........     (0.47)%**    (0.58)%    (0.42)%    (0.51)%    (0.73)%    (0.19)%
Portfolio turnover rate................        16%          31%        53%        47%        86%        84%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                                Investor Shares
                                        -------------------------------------------------------------




                                         Six Months
                                            Ended                  Year Ended December 31,
                                        June 30, 2003  ----------------------------------------------
                                         (Unaudited)     2002      2001      2000      1999      1998
                                        -------------  -------   -------   -------   -------   ------
PER SHARE DATA:
Net asset value at beginning of year...    $ 11.79     $ 15.36   $ 17.68   $ 22.67   $ 12.44   $11.94
                                           -------     -------   -------   -------   -------   ------
Gain (loss) from investment operations
Net investment loss....................      (0.04)      (0.11)    (0.11)    (0.17)    (0.13)   (0.04)
Net realized and unrealized gain (loss)
  on investments.......................       1.48       (3.26)    (1.99)    (0.37)    12.01     0.90
                                           -------     -------   -------   -------   -------   ------
 Total from investment operations......       1.44       (3.37)    (2.10)    (0.54)    11.88     0.86
                                           -------     -------   -------   -------   -------   ------
Distributions
Distributions from capital gains.......         --       (0.20)    (0.22)    (4.45)    (1.65)   (0.36)
                                           -------     -------   -------   -------   -------   ------
Net asset value at end of period.......    $ 13.23     $ 11.79   $ 15.36   $ 17.68   $ 22.67   $12.44
                                           -------     -------   -------   -------   -------   ------
TOTAL RETURN:..........................      12.21%*    (21.90)%  (11.90)%   (1.61)%   96.65%    7.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)......................    $27,035     $17,811   $14,132   $15,925   $15,062   $6,763
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York....................       1.31%**     1.32%     1.30%     1.28%     1.33%    1.22%
 Expenses, prior to waiver from The
   Bank of New York....................       1.31%**     1.32%     1.30%     1.28%     1.37%    1.46%
 Net investment loss, net of waiver
   from The Bank of New York...........      (0.73)%**   (0.82)%   (0.67)%   (0.76)%   (0.96)%  (0.43)%
Portfolio turnover rate................         16%         31%       53%       47%       86%      84%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks--96.3%
          Automotive--1.8%
  22,000  Harley-Davidson, Inc....... $  876,920
                                      ----------
          Banking and Finance--6.7%
  50,000  FleetBoston Financial
          Corp.......................  1,485,500
  10,000  M&T Bank Corp..............    842,200
  23,000  TCF Financial Corp.........    916,320
                                      ----------
                                       3,244,020
                                      ----------
          Beverages, Food and Tobacco--4.5%
  23,000  General Mills, Inc.........  1,090,430
  25,000  PepsiCo, Inc...............  1,112,500
                                      ----------
                                       2,202,930
                                      ----------
          Building and Building Products--5.5%
  40,000  Standard Pacific Corp......  1,326,400
  65,000  Universal Forest Products,
          Inc........................  1,361,100
                                      ----------
                                       2,687,500
                                      ----------
          Chemicals--4.1%
  30,000  Cabot Microelectronics
          Corp.*.....................  1,514,100
  16,000  The Dow Chemical Co........    495,360
                                      ----------
                                       2,009,460
                                      ----------
          Communications, Media and
          Entertainment--1.8%
  66,000  Insight Communications Co.,
          Inc.*......................    869,880
                                      ----------
          Computer Services--0.7%
 102,000  iGATE Corp.*...............    353,940
                                      ----------
          Computers--Micro--2.3%
  35,000  Dell Computer Corp.*.......  1,118,600
                                      ----------

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
          Conglomerates--2.2%
 37,000   General Electric Co.......... $1,061,160
                                        ----------
          Education--2.4%
 50,000   DeVry, Inc.*.................  1,164,500
                                        ----------
          Electronic Equipment and Components--4.6%
 32,000   Analog Devices, Inc.*........  1,114,240
 70,000   Applied Materials, Inc.*.....  1,110,200
                                        ----------
                                         2,224,440
                                        ----------
          Financial Services--9.1%
 35,000   Capital One Financial Corp.    1,721,300
 30,000   Citigroup, Inc...............  1,284,000
 80,000   NCO Group, Inc.*.............  1,432,800
                                        ----------
                                         4,438,100
                                        ----------
          Health Care Products and Services--6.7%
 20,000   Cardinal Health, Inc.........  1,286,000
 30,000   Charles River Laboratories
          International, Inc.*.........    965,400
 20,000   Johnson & Johnson............  1,034,000
                                        ----------
                                         3,285,400
                                        ----------
          Insurance--2.3%
 70,000   Travelers Property Casualty
          Corp.........................  1,113,000
                                        ----------
          Machinery and Engineering--1.1%
 10,000   Caterpillar, Inc.............    556,600
                                        ----------
          Manufacturing--5.0%
 28,000   Cintas Corp..................    992,320
 40,000   Cognex Corp.*................    894,000
 20,000   Honeywell International,
          Inc..........................    537,000
                                        ----------
                                         2,423,320
                                        ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Oil and Gas--8.8%
  25,000  Noble Energy, Inc......... $  945,000
  65,000  Questar Corp..............  2,175,550
  25,000  Royal Dutch Petroleum
          Co........................  1,165,500
                                     ----------
                                      4,286,050
                                     ----------
          Pharmaceuticals--7.0%
  40,000  Bristol-Myers Squibb Co...  1,086,000
  18,000  Merck & Co., Inc..........  1,089,900
  36,000  Pfizer, Inc...............  1,229,400
                                     ----------
                                      3,405,300
                                     ----------
          Retail--Discount Stores--1.5%
  50,000  BJ's Wholesale Club, Inc.*    753,000
                                     ----------
          Retail--Specialty Stores--4.1%
  25,000  Lowe's Cos., Inc..........  1,073,750
  30,000  Walgreen Co...............    903,000
                                     ----------
                                      1,976,750
                                     ----------
          Telecommunications--2.2%
  30,000  AT&T Corp.................    577,500
  20,000  SBC Communications,
          Inc.......................    511,000
                                     ----------
                                      1,088,500
                                     ----------
          Utilities--Gas and Electric--11.9%
 150,000  Calpine Corp.*............    990,000
  65,000  CenterPoint Energy, Inc...    529,750
  30,000  Dominion Resources, Inc...  1,928,100
  24,000  Kinder Morgan Energy
          Partners, L.P.............    948,480

Number of
 Shares                                     Value
---------                                -----------
          Common Stocks (Continued)
    3,250 Texas Genco Holdings, Inc.     $    75,563
  212,124 The AES Corp.*................   1,346,987
                                         -----------
                                           5,818,880
                                         -----------
          Total Common Stocks
          (Cost $43,263,373)............  46,958,250
                                         -----------
          Warrants--0.0%
          Computer Services--0.0%
       34 PER-SE Technologies, Inc.*
          (Cost $0).....................           0
                                         -----------
          Money Market Funds--5.7%
1,000,000 ACM Institutional Reserves
          (Government Portfolio),
          0.93% (a).....................   1,000,000
1,772,745 ACM Institutional Reserves
          (Prime Portfolio), 0.97% (a)..   1,772,745
                                         -----------
          Total Money Market Funds
          (Cost $2,772,745).............   2,772,745
                                         -----------
          Total Investments
          (Cost $46,036,118) (b)--
          102.0%........................  49,730,995
          Liabilities in excess of other
          assets--(2.0%)................    (961,944)
                                         -----------
          Net Assets--100.0%............ $48,769,051
                                         -----------

*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2003.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003, net unrealized appreciation was $3,694,877 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $9,608,951 and aggregate gross unrealized depreciation of $5,914,074.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statements of Assets and Liabilities

         June 30, 2003 (Unaudited)

            Assets:
              Investments at market value,
               (Cost $46,036,118).................... $ 49,730,995
              Receivables:
               Dividends.............................       49,595
               Interest..............................        2,371
               Capital stock sold....................          600
              Other assets...........................       32,207
                                                      ------------
               Total Assets..........................   49,815,768
                                                      ------------
            Liabilities:
              Due to custodian.......................       29,529
              Payables:
               Investments purchased.................      953,528
               Services provided by The Bank of New
                York and Administrator...............       35,865
               Capital stock repurchased.............        3,800
              Accrued expenses and other liabilities.       23,995
                                                      ------------
               Total Liabilities.....................    1,046,717
                                                      ------------
            Net Assets:.............................. $ 48,769,051
                                                      ------------
            Sources of Net Assets:
              Capital stock @ par.................... $      4,421
              Capital surplus........................   53,816,591
              Undistributed net investment income....       86,987
              Accumulated net realized loss on
               investments...........................   (8,833,825)
              Net unrealized appreciation on
               investments...........................    3,694,877
                                                      ------------
            Net Assets............................... $ 48,769,051
                                                      ------------
            Investor Shares:
              Net assets............................. $ 48,769,051
                                                      ------------
              Shares outstanding.....................    4,420,751
                                                      ------------
              Net asset value, offering price and
               repurchase price per share............ $      11.03
                                                      ------------
            Investor Shares authorized @ $.001 par
             value...................................  200,000,000

                            Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding tax of
             $4,131)..................................... $  364,654
            Interest.....................................      6,381
                                                          ----------
             Total Income................................    371,035
                                                          ----------
          Expenses:
            Advisory.....................................    170,429
            12b-1 fee--Investor Shares...................     56,809
            Administration...............................     45,448
            Accounting services..........................     28,526
            Transfer agent...............................     11,490
            Directors....................................      7,158
            Reports to shareholders......................      7,057
            Registration and filings.....................      7,043
            Custodian....................................      3,919
            Audit........................................      1,338
            Cash management..............................        497
            Legal........................................        473
            Other........................................      1,097
                                                          ----------
             Total Expenses..............................    341,284
            Fees waived by The Bank of New York
             (Note 3)....................................    (57,236)
                                                          ----------
             Net Expenses................................    284,048
                                                          ----------
             Net Investment Income.......................     86,987
                                                          ----------
          Realized and Unrealized Gain on
           Investments
            Net realized gain on:
             Investments.................................  3,070,732
            Increase (decrease) in unrealized
             appreciation/depreciation on:
             Investments.................................  2,298,468
                                                          ----------
            Net realized and unrealized gain on
             investments.................................  5,369,200
                                                          ----------
            Net increase in net assets resulting from
             operations.................................. $5,456,187
                                                          ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statements of Changes in Net Assets

                                                                                                FOR THE PERIOD
                                                                              SIX MONTHS ENDED OCTOBER 7, 2002*
                                                                               JUNE 30, 2003        THROUGH
                                                                                (Unaudited)    DECEMBER 31, 2002
                                                                              ---------------- -----------------
OPERATIONS:
  Net investment income......................................................   $    86,987       $    10,030
  Net realized gain (loss) on investments....................................     3,070,732          (318,468)
  Increase (decrease) in unrealized appreciation/depreciation on investments.     2,298,468         6,157,655
                                                                                -----------       -----------
   Net increase in net assets resulting from operations......................     5,456,187         5,849,217
                                                                                -----------       -----------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Investor Shares......................            --           (19,334)
                                                                                -----------       -----------
CAPITAL sTOCK tRANSACTIONS:
  Proceeds from capital stock sold: Investor Shares..........................     1,932,210           475,460
  Proceeds from shares issued on reinvestment of dividends: Investor Shares..            --            19,053
  Value of capital stock repurchased: Investor Shares........................    (5,596,954)       (2,223,437)
                                                                                -----------       -----------
   Net decrease in net assets resulting from capital stock transactions......    (3,664,744)       (1,728,924)
                                                                                -----------       -----------
     Increase in Net Assets..................................................     1,791,443         4,100,959
NET ASSETS:
  Beginning of period........................................................    46,977,608                --
  Net assets transferred from reorganization (Note 9)........................            --        42,876,649
                                                                                -----------       -----------
  End of period (includes undistributed net investment income of $86,987 at
   June 30, 2003)............................................................   $48,769,051       $46,977,608
                                                                                -----------       -----------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Investor Shares...............................................       188,633            50,205
  Shares issued on reinvestment of dividends: Investor Shares................            --             1,932
  Shares repurchased: Investor Shares........................................      (576,688)         (232,643)
                                                                                -----------       -----------
   Net decrease..............................................................      (388,055)         (180,506)
  Shares outstanding, beginning of period....................................     4,808,806                --
  Shares transferred from reorganization.....................................            --         4,989,312
                                                                                -----------       -----------
  Shares outstanding, end of period..........................................     4,420,751         4,808,806
                                                                                -----------       -----------

* Commencement of operations.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Financial Highlights

                                                                   Investor Shares
                                                           ---------------------------
                                                            Six Months     For the period
                                                               Ended      October 7, 2002*
                                                           June 30, 2003       through
                                                            (Unaudited)   December 31, 2002
                                                           -------------  -----------------
PER SHARE DATA:
Net asset value at beginning of period....................    $  9.77          $  8.59
                                                              -------          -------
Gain from investment operations
Net investment income.....................................       0.02               --/(1)/
Net realized and unrealized gain on investments...........       1.24             1.18
                                                              -------          -------
 Total from investment operations.........................       1.26             1.18
                                                              -------          -------
Dividends
Dividends from net investment income......................         --               --/(1)/
                                                              -------          -------
Net asset value at end of period..........................    $ 11.03          $  9.77
                                                              -------          -------
TOTAL RETURN:.............................................      12.90%**         13.78%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...............    $48,769          $46,978
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York........       1.25%***         1.25%***
 Expenses, prior to waiver from The Bank of New York......       1.50%***         1.50%***
 Net investment income, net of waiver from The Bank of New
   York...................................................       0.38%***         0.09%***
Portfolio turnover rate...................................         11%               9%

(1) Less than $0.01 per share.
*   Commencement of operations.
**  Not annualized.
*** Annualized.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--77.6%
          Aerospace and Defense--1.5%
  80,000  United Technologies
          Corp....................... $ 5,666,400
                                      -----------
          Banking and Finance--5.4%
 100,000  BB&T Corp..................   3,430,000
 130,000  Mellon Financial Corp......   3,607,500
 139,200  Northern Trust Corp........   5,817,168
 157,000  Wells Fargo & Co...........   7,912,800
                                      -----------
                                       20,767,468
                                      -----------
          Beverages, Food and Tobacco--3.1%
 200,000  Campbell Soup Co...........   4,900,000
 152,900  PepsiCo, Inc...............   6,804,050
                                      -----------
                                       11,704,050
                                      -----------
          Biosciences--1.2%
  68,400  Amgen, Inc.*...............   4,544,496
                                      -----------
          Chemicals--1.6%
 150,000  duPont (E.I.) de Nemours &
          Co.........................   6,246,000
                                      -----------
          Communications, Media and
          Entertainment--3.3%
 166,300  Clear Channel
          Communications, Inc........   7,049,457
 131,380  Viacom, Inc., Class B*.....   5,736,051
                                      -----------
                                       12,785,508
                                      -----------
          Computers--Micro--1.7%
  78,500  International Business
          Machines Corp. (IBM).......   6,476,250
                                      -----------
          Conglomerates--1.8%
 241,700  General Electric Co........   6,931,956
                                      -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Data Processing Systems--2.2%
 206,800  First Data Corp........... $ 8,569,792
                                     -----------
          Electronic Equipment and
          Components--2.1%
 126,500  Emerson Electric Co.......   6,464,150
  82,700  Texas Instruments, Inc....   1,455,520
                                     -----------
                                       7,919,670
                                     -----------
          Financial Services--2.2%
  55,000  Fannie Mae................   3,709,200
  57,800  Merrill Lynch & Co., Inc..   2,698,104
  50,000  Morgan Stanley............   2,137,500
                                     -----------
                                       8,544,804
                                     -----------
          Health Care Products and
          Services--5.9%
 100,000  Baxter International, Inc.   2,600,000
 110,400  Cardinal Health, Inc......   7,098,720
 200,000  Johnson & Johnson.........  10,340,000
  50,000  Medtronic, Inc............   2,398,500
                                     -----------
                                      22,437,220
                                     -----------
          Household and Personal Care
          Products--3.6%
  73,400  Colgate-Palmolive Co......   4,253,530
 150,000  International Flavors &
          Fragrances, Inc...........   4,789,500
 150,000  The Gillette Co...........   4,779,000
                                     -----------
                                      13,822,030
                                     -----------
          Insurance--4.5%
  66,200  American International
          Group, Inc................   3,652,916
 297,000  MetLife, Inc..............   8,411,040
 155,000  Prudential Financial, Inc.   5,215,750
                                     -----------
                                      17,279,706
                                     -----------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Manufacturing--2.4%
  70,000  3M Co...................... $ 9,028,600
                                      -----------
          Oil and Gas--8.7%
 150,000  BP PLC ADR.................   6,303,000
  80,000  ChevronTexaco Corp.........   5,776,000
 274,400  Exxon Mobil Corp...........   9,853,704
 102,600  Schlumberger Ltd...........   4,880,682
  83,500  TotalFinaElf SA ADR........   6,329,300
                                      -----------
                                       33,142,686
                                      -----------
          Pharmaceuticals--1.7%
 186,500  Pfizer, Inc................   6,368,975
                                      -----------
          Real Estate Investment Trusts--12.5%
  75,000  AMB Property Corp..........   2,112,750
 100,000  Archstone-Smith Trust......   2,400,000
  70,000  Avalonbay Communities, Inc.   2,984,800
  75,000  Boston Properties, Inc.....   3,285,000
 280,000  Duke Realty Corp...........   7,714,000
 125,000  Equity Office Properties
          Trust......................   3,376,250
  65,000  Equity Residential.........   1,686,750
 125,000  General Growth Properties,
          Inc........................   7,805,000
 253,500  Plum Creek Timber Co.,
          Inc........................   6,578,325
 250,000  ProLogis...................   6,825,000
  85,000  The Rouse Co...............   3,238,500
                                      -----------
                                       48,006,375
                                      -----------
          Retail--Discount Stores--1.9%
 100,000  Costco Wholesale Corp.*....   3,660,000
 100,000  Target Corp................   3,784,000
                                      -----------
                                        7,444,000
                                      -----------

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
          Retail--Specialty Stores--1.7%
 150,000  Lowe's Cos., Inc............ $  6,442,500
                                       ------------
          Retail and Wholesale Distribution--1.0%
 125,000  SYSCO Corp..................    3,755,000
                                       ------------
          Telecommunications--1.5%
 210,000  BellSouth Corp..............    5,592,300
                                       ------------
          Transportation--1.7%
 100,000  United Parcel Service, Inc.,
          Class B.....................    6,370,000
                                       ------------
          Utilities--Gas and Electric--3.4%
 109,375  Exelon Corp.................    6,541,719
 100,000  FPL Group, Inc..............    6,685,000
                                       ------------
                                         13,226,719
                                       ------------
          Waste Management--1.0%
 154,500  Waste Management, Inc.......    3,721,905
                                       ------------
          Total Common Stocks
          (Cost $272,015,303).........  296,794,410
                                       ------------
          Convertible Preferred
          Stocks--14.1%
          Automotive--1.3%
 225,000  General Motors Corp.
          Series B....................    5,040,000
                                       ------------
          Business Equipment and Services--0.7%
  25,000  Xerox Corp..................    2,621,250
                                       ------------
          Financial Services--1.5%
 100,000  Washington Mutual Capital
          Trust I.....................    5,925,000
                                       ------------
          Health Care Products and Services--1.0%
  80,000  Baxter International, Inc.
          PEPS........................    3,921,600
                                       ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                    Value
---------                               -----------
          Convertible Preferred Stocks
          (Continued)
          Insurance--4.9%
  75,000  Anthem, Inc. PEPS............ $ 7,018,500
  45,000  Prudential Financial Capital
          Trust I PEPS.................   2,517,750
  80,000  The Hartford Financial
          Services Group, Inc..........   4,371,200
 200,000  Travelers Property Casualty
          Corp.........................   4,800,000
                                        -----------
                                         18,707,450
                                        -----------
          Media--1.1%
   4,000  Radio One, Inc. Pfd..........   4,130,000
                                        -----------
          Real Estate Investment Trusts--0.5%
  70,000  Equity Residential Properties
          Trust........................   1,784,300
                                        -----------
          Telecommunications--0.4%
  50,000  Motorola, Inc. PEPS..........   1,630,000
                                        -----------
          Utilities--Gas and Electric--2.7%
 100,000  Dominion Resources, Inc.
          PEPS.........................   5,896,000
 280,000  Duke Energy Corp. PEPS.......   4,480,000
                                        -----------
                                         10,376,000
                                        -----------
          Total Convertible
          Preferred Stocks
          (Cost $54,453,110)...........  54,135,600
                                        -----------

Principal
 Amount                                     Value
----------                               -----------
           Convertible Bonds--4.9%
           Biosciences--0.5%
$2,000,000 Aviron
           5.25%, 2/01/08............... $ 2,087,500
                                         -----------
           Communications, Media and
           Entertainment--1.9%
 7,000,000 Echostar Communications
           Corp.
           5.75%, 5/15/08...............   7,411,250
                                         -----------
           Electronic Equipment and Components--0.6%
 2,000,000 L-3 Communications
           Holdings
           5.25%, 6/01/09...............   2,327,500
                                         -----------
           Pharmaceuticals--1.2%
 3,000,000 King Pharmaceutical, Inc.
           2.75%, 11/15/21 VRN..........   2,726,250
 2,000,000 Vertex Pharmaceuticals, Inc.
           5.00%, 9/19/07...............   1,682,500
                                         -----------
                                           4,408,750
                                         -----------
           Telecommunications--0.7%
 2,500,000 Corning, Inc.
           3.50%, 11/01/08..............   2,696,875
                                         -----------
           Total Convertible Bonds
           (Cost $17,935,691)...........  18,931,875
                                         -----------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                      Value
----------                               ------------
           Money Market Fund--3.3%
12,487,675 ACM Institutional Reserves
           (Prime Portfolio),
           0.97%(a)
           (Cost $12,487,675)........... $ 12,487,675
                                         ------------
           Total Investments before Outstanding
           Written Call Options
           (Cost $356,891,779) (b)--
           99.9%........................  382,349,560
                                         ------------
                             Strike
Contracts                    Price
----------                   ------
           Outstanding Written Call
           Options--0.0%
       150 3M Co., expiration July, 2003
           (Premium received
           $30,299).........    130           (21,000)
                                         ------------
           Total Investments Net of Outstanding
           Written Call Options
           (Cost $356,861,480)--99.9%...  382,328,560
           Other assets less liabilities--
           0.1%.............                  284,918
                                         ------------
           Net Assets--100.0%........... $382,613,478
                                         ------------

ADR  American Depositary Receipt.
PEPS Premium Exchangeable Participating Securities.
VRN  Variable Rate Note.
*    Non-income producing security.
(a)  Represents annualized 7 day yield at June 30, 2003.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003 net unrealized appreciation was $25,457,781, (excluding written options) based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $54,790,713 and aggregate gross unrealized depreciation of $29,332,932.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)

          Assets:
            Investments at market value,
             (Cost $356,891,779)........................ $382,349,560
            Receivables:
             Dividends..................................      526,568
             Interest...................................      165,531
             Capital stock sold.........................       73,727
            Other assets................................       11,622
                                                         ------------
             Total Assets...............................  383,127,008
                                                         ------------
          Liabilities:
            Outstanding call options written,
             (premiums received $30,299)................       21,000
            Payables:
             Services provided by The Bank of New
              York and Administrator....................      281,184
             Investments purchased......................      127,280
             Capital stock repurchased..................       16,571
            Accrued expenses and other liabilities......       67,495
                                                         ------------
             Total Liabilities..........................      513,530
                                                         ------------
          Net Assets:................................... $382,613,478
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $     34,379
            Capital surplus.............................  387,025,557
            Undistributed net investment income.........      769,912
            Accumulated net realized loss on
             investments and written call options.......  (30,683,450)
            Net unrealized appreciation on
             investments and written call options.......   25,467,080
                                                         ------------
          Net Assets.................................... $382,613,478
                                                         ------------
          Institutional Shares:
            Net assets.................................. $351,793,406
                                                         ------------
            Shares outstanding..........................   31,601,273
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      11.13
                                                         ------------
          Investor Shares:
            Net assets.................................. $ 30,820,072
                                                         ------------
            Shares outstanding..........................    2,777,546
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      11.10
                                                         ------------
            Institutional Shares authorized @ $.001 par
             value......................................  200,000,000
            Investor Shares authorized @ $.001 par
             value......................................  200,000,000

                            Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

           Investment Income:
             Dividends (net of foreign withholding taxes
              of $48,858)................................ $ 5,311,222
             Interest....................................     589,623
                                                          -----------
              Total Income...............................   5,900,845
                                                          -----------
           Expenses:
             Advisory....................................   1,081,690
             Administration..............................     360,563
             Transfer agent..............................      90,001
             12b-1 fee--Investor Shares..................      36,126
             Accounting services.........................      29,740
             Custodian...................................      24,115
             Registration and filings....................       7,713
             Reports to shareholders.....................       7,227
             Directors...................................       6,612
             Audit.......................................       6,058
             Legal.......................................       4,479
             Cash management.............................       2,660
             Other.......................................       7,686
                                                          -----------
              Total Expenses.............................   1,664,670
                                                          -----------
              Net Investment Income......................   4,236,175
                                                          -----------
           Realized and Unrealized Gain on
            Investments and Written Call
            Options:
             Net realized gain on:
              Investments................................     518,598
              Written call options.......................     235,666
                                                          -----------
             Net realized gain on investments and
              written call options.......................     754,264
                                                          -----------
             Increase (decrease) in unrealized
              appreciation/depreciation on:
              Investments................................  25,726,544
              Written call options.......................       9,299
                                                          -----------
             Net unrealized gain on investments and
              written call options.......................  25,735,843
                                                          -----------
             Net realized and unrealized gain on
              investments and written call options.......  26,490,107
                                                          -----------
             Net increase in net assets resulting from
              operations................................. $30,726,282
                                                          -----------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2003      Year Ended
                                                                                (Unaudited)    December 31, 2002
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $  4,236,175     $  9,922,454
  Net realized gain (loss) on investments and written call options...........        754,264      (31,669,214)
  Increase (decrease) in unrealized appreciation/depreciation on investments
   and written call options..................................................     25,735,843      (58,738,336)
                                                                                ------------     ------------
   Net increase (decrease) in net assets resulting from operations...........     30,726,282      (80,485,096)
                                                                                ------------     ------------
Dividends and Distributions to Shareholders
  Dividends from net investment income: Institutional Shares.................     (3,213,059)      (8,417,446)
                          Investor Shares....................................       (253,204)        (639,461)
  Distributions from capital gains: Institutional Shares.....................                        (930,655)
                     Investor Shares.........................................             --          (85,322)
                                                                                ------------     ------------
                                                                                  (3,466,263)     (10,072,884)
                                                                                ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................     15,795,063       82,509,312
                     Investor Shares.........................................      1,134,016       14,700,072
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares.........................      1,175,609        3,938,338
                    Investor Shares..........................................        231,783          669,054
  Value of capital stock repurchased: Institutional Shares...................    (20,915,058)     (96,501,545)
                       Investor Shares.......................................     (2,182,112)      (6,076,394)
                                                                                ------------     ------------
  Net decrease in net assets resulting from capital stock transactions.......     (4,760,699)        (761,163)
                                                                                ------------     ------------
   Increase (Decrease) in Net Assets.........................................     22,499,320      (91,319,143)
Net Assets:
   Beginning of year.........................................................    360,114,158      451,433,301
                                                                                ------------     ------------
   End of period (includes undistributed net investment income of $769,912
    at June 30, 2003)........................................................   $382,613,478     $360,114,158
                                                                                ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................      1,527,749        6,873,421
         Investor Shares.....................................................        109,277        1,205,858
  Shares issued on reinvestment of dividends and distributions:
   Institutional Shares......................................................        113,025          353,919
   Investor Shares...........................................................         22,360           59,554
  Shares repurchased: Institutional Shares...................................     (2,015,844)      (8,021,079)
              Investor Shares................................................       (211,512)        (528,905)
                                                                                ------------     ------------
   Net decrease..............................................................       (454,945)         (57,232)
  Shares outstanding, beginning of year......................................     34,833,764       34,890,996
                                                                                ------------     ------------
  Shares outstanding, end of period..........................................     34,378,819       34,833,764
                                                                                ------------     ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Financial Highlights

                                                       Institutional Shares
                                 ---------------------------------------------------------------
                                 Six Months
                                 Ended June                 Year Ended December 31,
                                  30, 2003    --------------------------------------------------
                                 (Unaudited)     2002       2001      2000      1999      1998
                                 -----------  --------   --------   --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of
  year..........................  $  10.34    $  12.94   $  15.78   $  16.51  $  16.57  $  15.54
                                  --------    --------   --------   --------  --------  --------
Gain (loss) from investment
  operations
Net investment income...........      0.12        0.28       0.30       0.30      0.28      0.28
Net realized and unrealized gain
  (loss) on investments.........      0.77       (2.59)     (2.62)      0.75      2.02      1.73
                                  --------    --------   --------   --------  --------  --------
 Total from investment
   operations...................      0.89       (2.31)     (2.32)      1.05      2.30      2.01
                                  --------    --------   --------   --------  --------  --------
Dividends and distributions
Dividends from net investment
  income........................     (0.10)      (0.26)     (0.28)     (0.29)    (0.29)    (0.27)
Distributions from capital gains        --       (0.03)     (0.24)     (1.49)    (2.07)    (0.71)
                                  --------    --------   --------   --------  --------  --------
 Total dividends and
   distributions................     (0.10)      (0.29)     (0.52)     (1.78)    (2.36)    (0.98)
                                  --------    --------   --------   --------  --------  --------
Net asset value at end of
  period........................  $  11.13    $  10.34   $  12.94   $  15.78  $  16.51  $  16.57
                                  --------    --------   --------   --------  --------  --------
TOTAL RETURN:...................      8.69% *   (18.05)%   (14.82)%     6.56%    14.51%    13.18%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............  $351,793    $330,652   $424,070   $529,486  $547,250  $528,233
Ratio to average net assets of:
 Expenses.......................      0.90%**     0.89%      0.87%      0.85%     0.87%     0.89%
 Net investment income..........      2.37%**     2.43%      2.16%      1.81%     1.63%     1.77%
Portfolio turnover rate.........        94%         29%        41%        35%       53%       39%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

                                                              Investor Shares
                                        -----------------------------------------------------------
                                         Six Months
                                            Ended                Year Ended December 31,
                                        June 30, 2003 ---------------------------------------------
                                          (Unaudited)   2002      2001      2000     1999     1998
                                        ------------- -------   -------   -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of
  year.................................    $ 10.31    $ 12.90   $ 15.73   $ 16.47  $ 16.53  $ 15.53
                                           -------    -------   -------   -------  -------  -------
Gain (loss) from investment operations
Net investment income..................       0.11       0.25      0.26      0.26     0.24     0.25
Net realized and unrealized gain (loss)
  on investments.......................       0.77      (2.58)    (2.60)     0.74     2.01     1.71
                                           -------    -------   -------   -------  -------  -------
 Total from investment
   operations..........................       0.88      (2.33)    (2.34)     1.00     2.25     1.96
                                           -------    -------   -------   -------  -------  -------
Dividends and distributions
Dividends from net investment
  income...............................      (0.09)     (0.23)    (0.25)    (0.25)   (0.24)   (0.25)
Distributions from capital gains.......         --      (0.03)    (0.24)    (1.49)   (2.07)   (0.71)
                                           -------    -------   -------   -------  -------  -------
 Total dividends and distributions.....      (0.09)     (0.26)    (0.49)    (1.74)   (2.31)   (0.96)
                                           -------    -------   -------   -------  -------  -------
Net asset value at end of period.......    $ 11.10    $ 10.31   $ 12.90   $ 15.73  $ 16.47  $ 16.53
                                           -------    -------   -------   -------  -------  -------
TOTAL RETURN:..........................       8.61%*   (18.25)%  (15.01)%    6.26%   14.27%   12.82%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)......................    $30,820    $29,462   $27,363   $35,129  $37,994  $37,212
Ratio to average net assets of:
 Expenses..............................       1.15%**    1.15%     1.12%     1.10%    1.12%    1.17%
 Net investment income.................       2.11%**    2.16%     1.90%     1.56%    1.38%    1.50%
Portfolio turnover rate................         94%        29%       41%       35%      53%      39%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks--96.7%
          Australia--5.4%
  28,500  BHP Billiton Ltd. ADR....... $  306,375
  67,949  BHP Ltd. ADR................    787,529
  10,100  Commonwealth Bank of
          Australia ADR...............    600,481
  38,700  Lend Lease Corp. Ltd.
          ADR.........................    216,720
 177,245  M.I.M. Holdings Ltd.
          ADR.........................    406,529
   7,700  National Australia Bank Ltd.
          ADR.........................    864,325
 129,747  Newcrest Mining Ltd.
          ADR.........................    665,666
       3  Rio Tinto Ltd...............         59
   3,319  Rio Tinto Ltd. ADR..........    260,075
  22,475  The News Corp. Ltd. ADR
          Pfd.........................    562,999
  12,700  The News Corp. Ltd.
          ADR.........................    384,429
  10,480  Westpac Banking Corp.
          ADR.........................    573,046
  63,305  Woodside Petroleum Ltd.
          ADR.........................    525,602
                                       ----------
                                        6,153,835
                                       ----------
          Belgium--1.2%
  13,200  Delhaize Group ADR..........    404,712
  41,100  Fortis ADR..................    707,943
   3,700  Solvay SA ADR...............    254,929
                                       ----------
                                        1,367,584
                                       ----------

Number of
 Shares                             US$ Value
---------                          -----------
          Common Stocks (Continued)
          Denmark--0.7%
  17,500  Danske Bank A/S ADR..... $   340,799
  14,300  Novo Nordisk A/S ADR....     495,781
                                   -----------
                                       836,580
                                   -----------
          Finland--1.8%
  19,900  Metso Oyj ADR...........     181,488
 115,500  Nokia Corp. ADR.........   1,897,665
                                   -----------
                                     2,079,153
                                   -----------
          France--9.4%
 122,100  Alstom SA ADR*..........     416,361
  14,500  Aventis SA ADR..........     793,150
  27,800  Axa ADR.................     433,958
  31,600  BNP Paribas SA ADR......     802,855
  25,006  Business Objects SA ADR*     548,882
  19,700  France Telecom SA ADR...     485,605
  16,500  Groupe Danone ADR.......     457,875
   9,500  L'Air Liquide SA ADR....     281,674
  37,000  L'Oreal SA ADR..........     521,756
  36,424  Lafarge SA ADR..........     566,394
   9,300  PSA Peugeot Citroen ADR.     450,585
  19,800  Sanofi-Synthelabo SA ADR     577,170
  52,945  Societe Generale ADR....     671,216
   9,700  Sodexho Alliance SA ADR*     258,990
  39,413  Thomson ADR*............     608,931
  25,612  TotalFinaElf SA ADR*....   1,941,390
  54,460  Vivendi Universal SA
          ADR*....................   1,004,242
                                   -----------
                                    10,821,034
                                   -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks (Continued)
          Germany--6.0%
 85,000   Allianz AG ADR.............. $  702,949
 12,000   BASF AG ADR.................    511,440
 13,600   Bayer AG ADR................    313,480
 16,900   DaimlerChrysler AG ADR......    586,768
 13,323   Deutsche Bank AG............    860,600
 45,400   Deutsche Telekom AG
          ADR.........................    690,080
 18,909   E.On AG ADR.................    969,086
 30,180   SAP AG ADR..................    881,860
  7,800   Schering AG ADR.............    377,988
 20,142   Siemens AG ADR*.............    983,937
                                       ----------
                                        6,878,188
                                       ----------
          Greece--0.6%
 78,400   Alpha Bank A.E..............    341,659
 89,700   National Bank of Greece ADR     304,083
                                       ----------
                                          645,742
                                       ----------
          Hong Kong--1.3%
 90,000   Cheung Kong (Holdings) Ltd.
          ADR.........................    541,287
 51,400   Hang Seng Bank Ltd. ADR.....    543,781
 84,000   Sun Hung Kai Properties Ltd.
          ADR.........................    424,410
                                       ----------
                                        1,509,478
                                       ----------
          Ireland--0.9%
  8,800   Allied Irish Bank PLC ADR...    263,208
  4,950   Bank of Ireland ADR.........    240,075
 13,700   CRH PLC ADR.................    216,131
  5,800   Ryanair Holdings PLC
          ADR.........................    260,420
                                       ----------
                                          979,834
                                       ----------

Number of
 Shares                                  US$ Value
---------                                ----------
          Common Stocks (Continued)
          Italy--3.3%
 24,580   Enel SpA ADR.................. $  764,930
 12,897   Eni SpA ADR*..................    980,688
 31,400   Fiat SpA ADR..................    225,452
  2,770   Mediaset SpA ADR..............    234,430
 33,350   Sanpaolo IMI SpA ADR..........    627,647
 10,997   Telecom Italia SpA ADR........    996,786
                                         ----------
                                          3,829,933
                                         ----------
          Japan--20.2%
 31,000   Aeon Co. Ltd. ADR.............    709,975
  5,200   Ajinomoto Co., Inc. ADR.......    498,022
  8,500   Asahi Glass Co. Ltd. ADR......    527,379
 13,200   Asahi Kasei Corp. ADR.........    377,065
 24,000   Canon, Inc. ADR...............  1,095,600
 29,000   Dai Nippon Printing Co. Ltd.
          ADR...........................    613,449
 11,300   Daiwa Securities Group,
          Inc...........................    649,344
    141   East Japan Railway Co.........    627,058
 38,000   Eisai Co. Ltd. ADR............    781,679
 18,000   Fuji Photo Film Co. Ltd.
          ADR...........................    518,580
 15,200   Fujitsu Ltd. ADR..............    311,405
 15,400   Hitachi Ltd. ADR..............    651,420
 32,400   Honda Motor Co. Ltd.
          ADR...........................    617,220
  3,900   Kao Corp. ADR.................    725,920
 10,900   Kyocera Corp. ADR.............    621,300
 78,000   Matsushita Electric Industrial
          Co. Ltd. ADR..................    783,900
 16,200   Millea Holdings, Inc.
          ADR...........................    622,728
 53,500   Mitsubishi Corp. ADR..........    742,296

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                               US$ Value
---------                            -----------
          Common Stocks (Continued)
   9,100  Mitsubishi Estate Co. Ltd.
          ADR....................... $   616,140
 151,000  Mitsubishi Tokyo Financial
          Group, Inc. ADR...........     691,580
   5,600  Mitsui & Co. Ltd. ADR.....     551,600
  11,400  Mitsui Sumitomo Insurance
          Co. Ltd. ADR..............     528,820
     101  Nippon Unipac Holding.....     394,495
  17,000  Nippon Yusen Kabushiki
          Kaisha ADR................     662,585
  56,500  Nissan Motor Co. Ltd.
          ADR.......................   1,070,675
   1,500  Nitto Denko Corp. ADR.....     490,943
  66,000  Nomura Holdings, Inc.
          ADR.......................     841,500
  20,000  NTT Corp. ADR.............     396,000
  39,800  NTT DoCoMo, Inc.
          ADR.......................     874,804
  36,000  Olympus Optical Co. Ltd.
          ADR.......................     745,034
  30,300  Pioneer Corp. ADR.........     689,931
   7,800  Ricoh Co. Ltd. ADR........     637,251
  17,200  Sony Corp. ADR............     481,600
  16,600  Teijin Ltd. ADR...........     414,741
   5,600  The Shizuoka Bank Ltd.
          ADR.......................     375,432
  23,650  Toyota Motor Corp.
          ADR.......................   1,225,070
                                     -----------
                                      23,162,541
                                     -----------
          Netherlands--5.1%
  28,200  ABN AMRO Holding NV
          ADR.......................     538,338
  26,600  Aegon NV ADR..............     267,064

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks (Continued)
  19,600  Heineken NV ADR............. $  695,475
  33,400  ING Groep NV ADR............    585,502
  34,300  Koninklijke (Royal) KPN
          NV ADR......................    244,559
  25,900  Koninklijke (Royal) Philips
          Electronics NV ADR..........    494,949
  45,477  Royal Dutch Petroleum Co.
          ADR.........................  2,120,137
  16,100  TPG NV ADR*.................    272,734
  11,200  Unilever NV ADR.............    604,800
                                       ----------
                                        5,823,558
                                       ----------
          New Zealand--0.2%
  10,325  Telecom Corp. of New
          Zealand Ltd. ADR............    251,517
                                       ----------
          Norway--0.4%
  29,600  Orkla ASA ADR...............    512,580
                                       ----------
          Portugal--0.6%
  62,380  Banco Comercial Portugues
          SA ADR......................    555,182
   7,140  Electricidade de Portugal SA
          ADR.........................    154,795
                                       ----------
                                          709,977
                                       ----------
          Singapore--0.9%
 371,000  Capitaland Ltd. ADR.........    522,479
  22,000  Keppel Corp. Ltd. ADR.......    122,430
  41,300  ST Assembly Test Services
          Ltd. ADR*...................    413,000
                                       ----------
                                        1,057,909
                                       ----------
          Spain--3.5%
  59,800  Banco Bilbao Vizcaya
          Argentaria SA ADR...........    627,302

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks (Continued)
 91,300   Banco Santander Central
          Hispano SA ADR.............. $  805,266
 41,800   Endesa SA ADR...............    681,340
 11,800   NH Hoteles SA ADR*..........    248,241
 18,000   Repsol YPF SA ADR...........    291,060
 40,020   Telefonica SA ADR*..........  1,383,491
                                       ----------
                                        4,036,700
                                       ----------
          Sweden--1.9%
  7,700   AB SKF ADR..................    224,763
 10,900   Atlas Copco AB ADR..........    275,736
  3,250   Electrolux AB ADR...........    129,155
  6,600   Svenska Cellulosa AB (SCA)
          ADR.........................    225,498
  6,770   Swedish Match AB ADR........    518,853
  6,900   Tele2 AB ADR*...............    256,436
 23,600   Volvo AB ADR................    521,324
                                       ----------
                                        2,151,765
                                       ----------
          Switzerland--6.5%
 53,160   Adecco SA ADR...............    555,522
 23,500   Credit Suisse Group ADR.....    618,520
 32,968   Nestle SA ADR...............  1,700,681
 51,000   Novartis AG.................  2,018,087
 14,880   Roche Holding AG--
          Genusshein ADR..............  1,167,186
 10,224   Swiss Reinsurance Co.
          ADR.........................    566,474
  5,500   UBS AG ADR..................    304,700
 40,000   Zurich Financial Services AG
          ADR.........................    476,916
                                       ----------
                                        7,408,086
                                       ----------

Number of
 Shares                              US$ Value
---------                            ----------
          Common Stocks (Continued)
          United Kingdom--26.8%
  20,400  Amvescap PLC*............. $  285,192
  28,069  AstraZeneca PLC...........  1,125,521
   8,400  AstraZeneca PLC ADR.......    342,468
  70,000  BAA PLC ADR...............    566,573
  61,200  BAE SYSTEMS PLC
          ADR.......................    575,635
  36,300  Barclays PLC ADR..........  1,086,096
  13,920  BG Group PLC ADR..........    315,149
 400,000  BP PLC....................  2,773,881
   5,680  BP PLC ADR................    238,674
  16,100  British American Tobacco
          PLC ADR...................    365,148
   6,200  British Sky Broadcasting
          Group PLC ADR.............    279,620
  17,100  BT Group PLC ADR..........    575,586
 179,118  Cadbury Schweppes PLC.....  1,058,138
  18,810  Centrica PLC ADR..........    545,513
  44,000  Compass Group PLC
          ADR.......................    237,239
  81,680  Diageo PLC................    872,048
  62,301  GlaxoSmithKline PLC
          ADR.......................  2,525,682
  26,300  HBOS PLC ADR..............  1,021,387
  51,220  HSBC Holdings PLC
          ADR.......................  3,027,614
   7,150  Imperial Tobacco Group PLC
          ADR.......................    258,902
  12,440  International Power PLC
          ADR.......................    264,474
  74,544  Kingfisher PLC ADR........    682,078
  85,980  Legal & General Group PLC
          ADR.......................    595,893

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                               US$ Value
---------                            ------------
          Common Stocks (Continued)
  29,650  Lloyds TSB Group PLC
          ADR....................... $    860,147
   7,500  Marks & Spencer Group
          ADR.......................      234,464
  15,660  National Grid Transco PLC
          ADR.......................      534,163
  43,650  Prudential Corp. PLC
          ADR.......................      532,967
  90,900  Reed Elsevier PLC.........      757,862
  34,800  Rentokil Initial PLC ADR..      543,381
   6,800  Rio Tinto PLC ADR.........      520,540
  28,460  Royal & Sun Alliance
          Insurance Group PLC
          ADR.......................      325,298
   5,380  Scottish & Southern Energy
          PLC ADR*..................      553,971
  20,750  Scottish Power PLC ADR....      504,433
  31,350  Shell Transport & Trading
          Co. ADR...................    1,249,298
  30,210  Telefonaktiebolaget LM
          Ericsson ADR*.............      321,132
  77,568  Tesco PLC ADR.............      841,908
  13,625  Unilever PLC ADR..........      437,363
 147,560  Vodafone Group PLC
          ADR.......................    2,899,555
                                     ------------
                                       30,734,993
                                     ------------
          Total Common Stocks
          (Cost $104,712,756).......  110,950,987
                                     ------------

Principal
 Amount                                   Value
----------                             ------------
           United States Government
           Agencies & Obligations--0.9%
           Federal National Mortgage
           Association--0.9%
$1,000,000 0.75%, 7/01/03+
           (Cost $1,000,000).......... $  1,000,000
                                       ------------
Number of
 Shares
----------
           Money Market Fund--1.8%
 2,133,207 ACM Institutional Reserves
           (Prime Portfolio), 0.97%(a)
           (Cost $2,133,207)..........    2,133,207
                                       ------------
           Total Investments
           (Cost $107,845,963)(b)--
           99.4%......................  114,084,194
           Other assets less
           liabilities--0.6%..........      640,727
                                       ------------
           Net Assets--100.0%......... $114,724,921
                                       ------------

ADR American Depositary Receipt.
+ Discounted Rate at time of purchase for United States Government Agencies & Obligations.
*   Non-income producing security.
(a) Represents annualized 7 day yield at June 30, 2003.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003 net unrealized appreciation was $6,238,231 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $9,245,247 and aggregate gross unrealized depreciation of $3,007,016.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification

         June 30, 2003 (Unaudited)

                                                                        % of
                                                                       Total
                                                         US$ Value   Net Assets
                                                        ------------ ----------
Aerospace and Defense.................................. $    575,635     0.5%
Airlines...............................................      260,420     0.2
Airport Development and Maintenance....................      566,573     0.5
Automotive.............................................    4,697,094     4.1
Banking and Finance....................................   18,538,474    16.2
Beverages--Food and Tobacco............................    6,479,486     5.6
Brewers................................................      695,475     0.6
Building and Building Products.........................    1,309,904     1.1
Business Equipment and Services........................    1,732,851     1.5
Chemicals..............................................    1,436,417     1.3
Communications, Media and Entertainment................    3,074,651     2.7
Computers--Software and Peripherals....................    1,742,147     1.5
Consumer Goods and Services............................      733,955     0.6
Diversified Operations.................................      924,801     0.8
Electronic Equipment and Components....................    5,399,714     4.7
Export Trading.........................................    1,293,896     1.1
Financial Services.....................................    1,490,844     1.3
Hotels and Gaming......................................      248,241     0.2
Household and Personal Care Products...................    1,685,039     1.5
Human Resources........................................      555,522     0.5
Insurance..............................................    5,638,569     4.9
Machinery and Engineering..............................      873,585     0.8
Manufacturing..........................................    2,017,936     1.8
Mining.................................................    2,159,244     1.9
Oil and Gas............................................   12,562,035    10.9
Paper and Forest Products..............................      225,498     0.2
Pharmaceuticals........................................   10,204,712     8.9
Printing and Publishing................................    1,371,311     1.2
Real Estate Development................................    2,321,036     2.0
Retail--Department Stores..............................      944,439     0.8
Retail--Food Stores....................................    1,246,620     1.1
Retail--Specialty Stores...............................      682,078     0.6
Telecommunications.....................................   11,273,216     9.8
Transportation.........................................    1,562,377     1.4
United States Government Agencies & Obligations........    1,000,000     0.9
Utilities--Gas and Electric............................    4,427,192     3.9
Money market fund......................................    2,133,207     1.8
                                                        ------------   -----
Total value of investments.............................  114,084,194    99.4
Other assets less liabilities..........................      640,727     0.6
                                                        ------------   -----
Net Assets............................................. $114,724,921   100.0%
                                                        ------------   -----

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $107,845,963).................... $ 114,084,194
             Cash....................................       838,129
             Foreign currency, at value
              (Cost $19,116).........................        67,245
             Receivables:
              Dividends..............................       728,634
              Investments sold.......................       101,048
              Capital stock sold.....................        86,175
             Other assets............................        42,170
                                                      -------------
              Total Assets...........................   115,947,595
                                                      -------------
           Liabilities:
             Payables:
              Investments purchased..................       999,979
              Services provided by The Bank of New
               York and Administrator................       145,840
              Capital stock repurchased..............        39,841
             Accrued expenses and other liabilities..        37,014
                                                      -------------
              Total Liabilities......................     1,222,674
                                                      -------------
           Net Assets:............................... $ 114,724,921
                                                      -------------
           Sources Of Net Assets:
             Capital stock @ par..................... $      14,414
             Capital surplus.........................   212,075,898
             Undistributed net investment income.....     1,131,798
             Accumulated net realized loss...........  (104,826,446)
             Net unrealized appreciation on
              investments and foreign currency
              denominated assets and liabilities.....     6,329,257
                                                      -------------
           Net Assets................................ $ 114,724,921
                                                      -------------
           Institutional Shares:
             Net assets.............................. $ 108,888,641
                                                      -------------
             Shares outstanding......................    13,671,383
                                                      -------------
             Net asset value, offering price and
              repurchase price per share............. $        7.96
                                                      -------------
           Investor Shares:
             Net assets.............................. $   5,836,280
                                                      -------------
             Shares outstanding......................       742,221
                                                      -------------
             Net asset value, offering price and
              repurchase price per share............. $        7.86
                                                      -------------
             Institutional Shares authorized @ $.001
              par value..............................   200,000,000
             Investor Shares authorized @ $.001 par
              value..................................   200,000,000

                            Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $147,049)................................ $ 1,905,556
            Interest.....................................     118,934
                                                          -----------
             Total Income................................   2,024,490
                                                          -----------
          Expenses:
            Advisory.....................................     448,071
            Administration...............................     112,140
            Transfer agent...............................      64,932
            Custodian....................................      62,203
            Accounting services..........................      36,449
            Registration and filings.....................      13,061
            Directors....................................       6,613
            12b-1 fee--Investor Shares...................       6,500
            Reports to shareholders......................       2,522
            Insurance....................................       1,576
            Legal........................................       1,260
            Audit........................................         864
            Cash management..............................         793
            Other........................................       9,589
                                                          -----------
             Total Expenses..............................     766,573
                                                          -----------
             Net Investment Income.......................   1,257,917
                                                          -----------
          Realized and Unrealized Gain
           (Loss) on Investments and
           Foreign Currency Transactions:
            Net realized loss on:
             Investments.................................  (4,434,471)
             Foreign currency transactions...............    (141,623)
                                                          -----------
            Net realized loss on investments and foreign
             currency transactions.......................  (4,576,094)
                                                          -----------
            Increase (decrease) in unrealized
             appreciation/depreciation on:
             Investments.................................  12,306,490
             Foreign currency denominated assets and
              liabilities................................      26,007
                                                          -----------
            Increase in unrealized appreciation on
             investments and foreign currency
             denominated assets and liabilities..........  12,332,497
                                                          -----------
            Net realized and unrealized gain on
             investments and foreign currency
             transactions................................   7,756,403
                                                          -----------
            Net increase in net assets resulting from
             operations.................................. $ 9,014,320
                                                          -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statements of Changes in Net Assets

                                                                              Six months Ended
                                                                               June 30, 2003      Year ended
                                                                                (Unaudited)    December 31, 2002
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $  1,257,917     $     993,506
  Net realized loss on investments and foreign currency transactions.........     (4,576,094)      (32,465,276)
  Increase (decrease) in unrealized appreciation/depreciation on investments
   and foreign currency denominated assets and liabilities...................     12,332,497        (1,523,069)
                                                                                ------------     -------------
   Net increase (decrease) in net assets resulting from operations...........      9,014,320       (32,994,839)
                                                                                ------------     -------------
Capital Stock Transactions:
  Proceeds from capital stock sold:
   Institutional Shares......................................................     61,209,134       391,762,414
   Investor Shares...........................................................      3,693,388         9,464,888
  Value of capital stock repurchased:
   Institutional Shares......................................................    (76,686,829)     (416,657,709)
   Investor Shares...........................................................     (3,356,496)       (8,489,979)
                                                                                ------------     -------------
  Net decrease in net assets resulting from capital stock transactions.......    (15,140,803)      (23,920,386)
                                                                                ------------     -------------
     Decrease in Net Assets..................................................     (6,126,483)      (56,915,225)
Net Assets:
  Beginning of year..........................................................    120,851,404       177,766,629
                                                                                ------------     -------------
  End of period (includes undistributed net investment income of $1,131,798 at June 30, 2003 and includes undistributed net investment loss of
   $126,119 at December 31, 2002)............................................   $114,724,921     $ 120,851,404
                                                                                ------------     -------------
Changes in Capital Stock Outstanding:
  Shares sold:
   Institutional Shares......................................................      8,359,747        45,248,624
   Investor Shares...........................................................        498,252         1,169,503
  Shares repurchased:
   Institutional Shares......................................................    (10,383,983)      (47,997,232)
   Investor Shares...........................................................       (452,883)       (1,050,017)
                                                                                ------------     -------------
   Net decrease..............................................................     (1,978,867)       (2,629,122)
  Shares outstanding, beginning of year......................................     16,392,471        19,021,593
                                                                                ------------     -------------
  Shares outstanding, end of period..........................................     14,413,604        16,392,471
                                                                                ------------     -------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Financial Highlights

                                                                   Institutional Shares
                                        --------------------------------------------------------------------------
                                        Six Months Ended                  Year Ended December 31,
                                         June 30, 2003   ---------------------------------------------------------
                                          (Unaudited)       2002       2001        2000          1999       1998
                                        ---------------- --------   --------   --------      --------     --------
PER SHARE DATA:
Net asset value at beginning of year...     $   7.38     $   9.35   $  12.50   $  17.70      $  12.90     $  10.69
                                            --------     --------   --------   --------      --------     --------
Gain (loss) from investment operations
Net investment income..................         0.08         0.06       0.02         --/(1)/      /--(1)/     0.03
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions................         0.50        (2.03)     (3.17)     (4.23)         5.55         2.20
                                            --------     --------   --------   --------      --------     --------
 Total from investment operations......         0.58        (1.97)     (3.15)     (4.23)         5.55         2.23
                                            --------     --------   --------   --------      --------     --------
Dividends and distributions
Dividends from net investment
  income...............................           --           --         --      (0.01)        (0.03)       (0.02)
Distributions from capital gains.......           --           --         --      (0.96)        (0.72)          --
                                            --------     --------   --------   --------      --------     --------
 Total dividends and distributions.....           --           --         --      (0.97)        (0.75)       (0.02)
                                            --------     --------   --------   --------      --------     --------
Net asset value at end of period.......     $   7.96     $   7.38   $   9.35   $  12.50      $  17.70     $  12.90
                                            --------     --------   --------   --------      --------     --------
TOTAL RETURN:..........................         7.86%*     (21.07)%   (25.20)%   (23.99)%       43.45%       20.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)......................     $108,889     $115,773   $172,417   $268,147      $273,597     $177,363
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York................         1.36%**      1.44%      1.27%      1.22%         1.24%        1.27%
 Expenses, prior to waiver from
   The Bank of New York................         1.36%**      1.44%      1.27%      1.22%         1.24%        1.32%
 Net investment income, net of
   waiver from The Bank of
   New York............................         2.25%**      0.66%      0.19%        --/(2)/     0.01%        0.54%
Portfolio turnover rate................           94%         307%       169%        86%           84%          75%

(1) Less than $0.01 per share.
(2) Less than 0.01%.
*   Not annualized.
**  Annualized.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                                Investor Shares
                                        ---------------------------------------------------------------
                                        Six Months Ended             Year Ended December 31,
                                         June 30, 2003   ----------------------------------------------
                                          (Unaudited)      2002      2001      2000      1999     1998
                                        ---------------- -------   -------   -------   -------   ------
PER SHARE DATA:
Net asset value at beginning of year...      $ 7.29      $  9.27   $ 12.38   $ 17.59   $ 12.84   $10.66
                                             ------      -------   -------   -------   -------   ------
Gain (loss) from investment operations
Net investment income (loss)...........        0.07         0.03     (0.01)    (0.03)    (0.04)    0.03
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions.........................        0.50        (2.01)    (3.10)    (4.21)     5.51     2.17
                                             ------      -------   -------   -------   -------   ------
 Total from investment operations......        0.57        (1.98)    (3.11)    (4.24)     5.47     2.20
                                             ------      -------   -------   -------   -------   ------
Dividends and distributions
Dividends from net investment
  income...............................          --           --        --     (0.01)       --    (0.02)
Distributions from capital gains.......          --           --        --     (0.96)    (0.72)      --
                                             ------      -------   -------   -------   -------   ------
 Total dividends and distributions.....          --           --        --     (0.97)    (0.72)   (0.02)
                                             ------      -------   -------   -------   -------   ------
Net asset value at end of period.......      $ 7.86      $  7.29   $  9.27   $ 12.38   $ 17.59   $12.84
                                             ------      -------   -------   -------   -------   ------
TOTAL RETURN:..........................        7.82%*     (21.36)%  (25.12)%  (24.19)%   43.00%   20.61%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)......................      $5,836      $ 5,081   $ 5,350   $ 7,583   $12,010   $5,391
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York....................        1.60%**      1.69%     1.52%     1.43%     1.52%    1.52%
 Expenses, prior to waiver from The
   Bank of New York....................        1.60%**      1.69%     1.52%     1.43%     1.55%    1.65%
 Net investment income (loss), net of
   waiver from The Bank of New York....        2.01%**      0.37%    (0.09)%   (0.20)%   (0.27)%   0.32%
Portfolio turnover rate................          94%         307%      169%       86%       84%      75%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)


 Number
of Shares                                Value
---------                              ----------
          Common Stocks--97.7%
          Advertising and Marketing Services--0.2%
    900   Monster Worldwide, Inc.*.... $   17,757
  1,650   Omnicom Group, Inc..........    118,305
  3,300   The Interpublic Group of
          Cos., Inc...................     44,154
                                       ----------
                                          180,216
                                       ----------
          Aerospace and Defense--1.8%
  1,700   General Dynamics Corp.......    123,250
  1,000   Goodrich Corp...............     21,000
  3,800   Lockheed Martin Corp........    180,766
  1,567   Northrop Grumman
          Corp........................    135,216
  3,500   Raytheon Co.................    114,940
  1,500   Rockwell Collins, Inc.......     36,945
  7,100   The Boeing Co...............    243,672
  8,500   United Technologies
          Corp........................    602,055
                                       ----------
                                        1,457,844
                                       ----------
          Agricultural--0.1%
  2,142   Monsanto Co.................     46,353
                                       ----------
          Airlines--0.2%
    950   Delta Air Lines, Inc........     13,946
  6,625   Southwest Airlines Co.......    113,950
                                       ----------
                                          127,896
                                       ----------
          Aluminum, Steel and Other Metals--0.4%
  7,156   Alcoa, Inc..................    182,478
    600   Allegheny Technologies,
          Inc.........................      3,960
  1,250   Freeport-McMoRan Copper
          & Gold, Inc., Class B.......     30,625
    700   Nucor Corp..................     34,195

 Number
of Shares                                  Value
---------                                ----------
          Common Stocks (Continued)
    750   Phelps Dodge Corp.*........... $   28,755
    785   United States Steel Corp......     12,850
                                         ----------
                                            292,863
                                         ----------
          Automotive--1.0%
  2,300   AutoNation, Inc.*.............     36,156
    750   AutoZone, Inc.*...............     56,978
  1,250   Dana Corp.....................     14,450
  4,700   Delphi Corp...................     40,561
 15,547   Ford Motor Co.................    170,862
  4,800   General Motors Corp...........    172,799
  2,600   Harley-Davidson, Inc..........    103,636
    750   Johnson Controls, Inc.........     64,200
    550   Navistar International
          Corp.*........................     17,947
    975   PACCAR, Inc...................     65,871
  1,089   Visteon Corp..................      7,481
                                         ----------
                                            750,941
                                         ----------
          Banking and Finance--7.8%
  2,900   AmSouth Bancorp...............     63,336
 12,800   Bank of America Corp..........  1,011,583
  9,750   Bank One Corp.................    362,505
  4,000   BB&T Corp.....................    137,200
  1,932   Charter One Financial, Inc....     60,240
  1,500   Comerica, Inc.................     69,750
  4,923   Fifth Third Bancorp...........    282,285
  1,100   First Tennessee National Corp.     48,301
  8,905   FleetBoston Financial Corp....    264,568
  1,300   Golden West Financial Corp....    104,013
  1,855   Huntington Bancshares, Inc....     36,210
 17,250   J.P. Morgan Chase & Co........    589,604
  3,550   KeyCorp.......................     89,709
  1,950   Marshall & Ilsley Corp........     59,631
  3,650   Mellon Financial Corp.........    101,288

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2003 (Unaudited)

 Number
of Shares                               Value
---------                             ----------
          Common Stocks (Continued)
  5,200   National City Corp......... $  170,092
  1,300   North Fork Bancorp., Inc...     44,278
  1,900   Northern Trust Corp........     79,401
  1,900   Regions Financial Corp.....     64,182
  2,850   SouthTrust Corp............     77,520
  2,800   State Street Corp..........    110,320
  2,450   SunTrust Banks, Inc........    145,383
  6,550   The Bank of New York Co.,
          Inc........................    188,313
 16,341   U.S. Bancorp...............    400,354
  1,675   Union Planters Corp........     51,975
 11,400   Wachovia Corp..............    455,543
  7,950   Washington Mutual, Inc.....    328,335
 14,250   Wells Fargo & Co...........    718,199
    750   Zions Bancorp..............     37,958
                                      ----------
                                       6,152,076
                                      ----------
          Beverages, Food and Tobacco--5.3%
    350   Adolph Coors Co., Class B..     17,143
 17,250   Altria Group, Inc..........    783,839
  7,150   Anheuser-Busch Cos., Inc...    365,007
  5,433   Archer-Daniels-Midland Co..     69,923
    500   Brown-Forman Corp.,
          Class B....................     39,310
  3,500   Campbell Soup Co...........     85,750
  3,750   Coca-Cola Enterprises, Inc.     68,063
  4,500   ConAgra Foods, Inc.........    106,200
  3,150   General Mills, Inc.........    149,342
  3,000   H.J. Heinz Co..............     98,940
  1,150   Hershey Foods Corp.........     80,109
  3,500   Kellogg Co.................    120,295
  1,200   McCormick & Co., Inc.......     32,640
 10,800   McDonald's Corp............    238,248
 14,575   PepsiCo, Inc...............    648,587

 Number
of Shares                              Value
---------                            ----------
          Common Stocks (Continued)
    700   R.J. Reynolds Tobacco
          Holdings, Inc............. $   26,047
  1,100   SUPER VALU, INC...........     23,452
 21,000   The Coca-Cola Co..........    974,609
  2,300   The Pepsi Bottling Group,
          Inc.......................     46,046
  1,450   UST, Inc..................     50,794
  1,900   Wm. Wrigley Jr. Co........    106,837
                                     ----------
                                      4,131,181
                                     ----------
          Biosciences--1.1%
 10,690   Amgen, Inc.*..............    710,244
  1,300   Biogen, Inc.*.............     49,400
  1,550   Chiron Corp.*.............     67,766
                                     ----------
                                        827,410
                                     ----------
          Building and Building Products--1.2%
  2,200   Ecolab, Inc...............     56,320
  2,102   Georgia-Pacific Group.....     39,833
    800   Louisiana-Pacific Corp.*..      8,672
  4,000   Masco Corp................     95,400
 19,500   The Home Depot, Inc.......    645,840
  1,200   The Sherwin-Williams
          Co........................     32,256
    900   Vulcan Materials Co.......     33,363
                                     ----------
                                        911,684
                                     ----------
          Business Equipment and Services--0.3%
  1,250   Convergys Corp.*..........     20,000
  1,100   Lexmark International,
          Inc.*.....................     77,847
  1,950   Pitney Bowes, Inc.........     74,900
  6,600   Xerox Corp.*..............     69,894
                                     ----------
                                        242,641
                                     ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2003 (Unaudited)

 Number
of Shares                               Value
---------                             ----------
          Common Stocks (Continued)
          Chemicals--1.2%
  1,900   Air Products and Chemicals,
          Inc........................ $   79,040
    550   Ashland, Inc...............     16,874
  8,500   duPont (E.I.) de Nemours &
          Co.........................    353,940
    600   Eastman Chemical Co........     19,002
    400   Great Lakes Chemical
          Corp.......................      8,160
    900   Hercules, Inc.*............      8,910
  1,500   PPG Industries, Inc........     76,110
  1,350   Praxair, Inc...............     81,135
  1,850   Rohm and Haas Co...........     57,406
    600   Sigma-Aldrich Corp.........     32,508
  7,772   The Dow Chemical Co........    240,621
                                      ----------
                                         973,706
                                      ----------
          Communications, Media and
          Entertainment--3.1%
 38,175   AOL Time Warner, Inc.*.....    614,236
  5,200   Clear Channel
          Communications, Inc.*......    220,428
 19,132   Comcast Corp., Class A*....    577,404
  2,350   Gannett Co., Inc...........    180,504
    400   Meredith Corp..............     17,600
  1,650   The McGraw-Hill Cos.,
          Inc........................    102,300
  1,900   Univision Communications,
          Inc.*......................     57,760
 14,970   Viacom, Inc., Class B*.....    653,589
                                      ----------
                                       2,423,821
                                      ----------
          Computer Services--1.1%
  1,600   Computer Sciences Corp.*...     60,992
  3,150   Compuware Corp.*...........     18,176

 Number
of Shares                               Value
---------                             ----------
          Common Stocks (Continued)
  2,700   eBay, Inc.*................ $  281,285
  4,000   Electronic Data Systems
          Corp.......................     85,800
  1,750   Intuit, Inc.*..............     77,928
  2,800   Network Appliance, Inc.*...     45,388
  2,400   SunGard Data Systems,
          Inc.*......................     62,184
  2,750   Unisys Corp.*..............     33,770
  5,150   Yahoo!, Inc.*..............    168,714
                                      ----------
                                         834,237
                                      ----------
          Computers--Micro--3.4%
  3,100   Apple Computer, Inc.*......     59,272
 21,850   Dell Computer Corp.*.......    698,326
  2,750   Gateway, Inc.*.............     10,038
 25,971   Hewlett-Packard Co.........    553,182
 14,750   International Business
          Machines Corp. (IBM).......  1,216,874
 27,400   Sun Microsystems, Inc.*....    126,040
                                      ----------
                                       2,663,732
                                      ----------
          Computers--Software and Peripherals--5.4%
  1,950   Adobe Systems, Inc.........     62,537
    950   Autodesk, Inc..............     15,352
  1,950   BMC Software, Inc.*........     31,844
 59,700   Cisco Systems, Inc.*.......    996,392
  1,400   Citrix Systems, Inc.*......     28,504
  4,850   Computer Associates
          International, Inc.........    108,058
  1,300   Electronic Arts, Inc.*.....     96,187
 18,550   EMC Corp.*.................    194,218
    700   Mercury Interactive
          Corp.*.....................     27,027
 91,300   Microsoft Corp.............  2,338,192
    800   NCR Corp.*.................     20,496

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  1,350   NVIDIA Corp.*............ $   31,064
  2,200   Parametric Technology
          Corp.*...................      6,710
  2,600   PeopleSoft, Inc.*........     45,734
  4,150   Siebel Systems, Inc.*....     39,591
  1,300   Symantec Corp.*..........     57,018
  3,500   VERITAS Software
          Corp.*...................    100,345
  2,800   Xilinx, Inc.*............     70,868
                                    ----------
                                     4,270,137
                                    ----------
          Conglomerates--3.2%
 85,000   General Electric Co......  2,437,800
  1,150   Textron, Inc.............     44,873
                                    ----------
                                     2,482,673
                                    ----------
          Consumer Goods and Services--0.8%
    550   American Greetings Corp.,
          Class A*.................     10,802
    950   Avery Dennison Corp......     47,690
    750   Brunswick Corp...........     18,765
  8,600   Cendant Corp.*...........    157,551
  2,450   Eastman Kodak Co.........     67,008
  1,200   Fortune Brands, Inc......     62,640
  1,450   Hasbro, Inc..............     25,361
  3,700   Mattel, Inc..............     70,004
  6,600   Sara Lee Corp............    124,146
    400   Tupperware Corp..........      5,744
                                    ----------
                                       589,711
                                    ----------
          Containers and Packaging--0.1%
    450   Ball Corp................     20,480
    500   Bemis Co., Inc...........     23,400

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  1,300   Pactiv Corp.*............. $   25,623
    750   Sealed Air Corp.*.........     35,745
                                     ----------
                                        105,248
                                     ----------
          Data Processing Systems--0.7%
  5,050   Automatic Data Processing,
          Inc.......................    170,993
  6,400   First Data Corp...........    265,216
  1,650   Fiserv, Inc.*.............     58,757
  3,175   Paychex, Inc..............     93,059
                                     ----------
                                        588,025
                                     ----------
          Education--0.1%
  1,500   Apollo Group, Inc.,
          Class A*..................     92,640
                                     ----------
          Electronic Equipment and
          Components--3.7%
  2,900   Advanced Micro Devices,
          Inc.*.....................     18,589
  3,933   Agilent Technologies,
          Inc.*.....................     76,890
  3,200   Altera Corp.*.............     52,480
  1,650   American Power Conversion
          Corp.*....................     25,724
  3,050   Analog Devices, Inc.*.....    106,200
 14,050   Applied Materials, Inc.*..    222,832
  2,550   Applied Micro Circuits
          Corp.*....................     15,428
    750   Cooper Industries, Ltd.,
          Class A...................     30,975
  3,550   Emerson Electric Co.......    181,404
 55,550   Intel Corp................  1,154,550
    775   International Game
          Technology*...............     79,306

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  1,650   Jabil Circuit, Inc.*...... $   36,465
  1,650   KLA-Tencor Corp.*.........     76,709
  2,650   Linear Technology Corp....     85,357
  3,150   LSI Logic Corp.*..........     22,302
  2,800   Maxim Integrated Products,
          Inc.......................     95,732
  5,150   Micron Technology, Inc.*..     59,895
  1,650   Molex, Inc................     44,534
  1,500   National Semiconductor
          Corp.*....................     29,580
  1,250   Novellus Systems, Inc.*...     45,776
  1,350   PMC-Sierra, Inc.*.........     15,836
    700   Power-One, Inc.*..........      5,005
    850   QLogic Corp.*.............     41,081
  1,500   Rockwell Automation,
          Inc.......................     35,760
  4,250   Sanmina-SCI Corp.*........     26,818
  7,000   Solectron Corp.*..........     26,180
  1,900   Symbol Technologies, Inc..     24,719
    650   Tektronix, Inc.*..........     14,040
  1,500   Teradyne, Inc.*...........     25,965
 14,650   Texas Instruments, Inc....    257,839
    400   Thomas & Betts Corp.*.....      5,780
                                     ----------
                                      2,939,751
                                     ----------
          Financial Services--8.0%
    950   Ambac Financial Group,
          Inc.......................     62,938
 11,050   American Express Co.......    462,000
  1,900   Capital One Financial
          Corp......................     93,442
 43,826   Citigroup, Inc............  1,875,752
  4,100   Concord EFS, Inc.*........     60,352

Number of
 Shares                               Value
---------                            --------
          Common Stocks (Continued)
  1,100   Countrywide Credit
          Industries, Inc........... $ 76,527
    450   Deluxe Corp...............   20,160
  1,150   Equifax, Inc..............   29,900
  8,350   Fannie Mae................  563,123
    900   Federated Investors, Inc.,
          Class B...................   24,678
  2,150   Franklin Resources, Inc...   84,001
  5,850   Freddie Mac...............  297,005
  1,550   H&R Block, Inc............   67,038
  1,950   Janus Capital Group, Inc..   31,980
  2,450   John Hancock Financial
          Services, Inc.............   75,289
  2,050   Lehman Brothers Holdings,
          Inc.......................  136,284
  4,600   Marsh & McLennan Cos.,
          Inc.......................  234,922
  1,275   MBIA, Inc.................   62,156
 10,825   MBNA Corp.................  225,593
  7,900   Merrill Lynch & Co., Inc..  368,771
    850   MGIC Investment Corp......   39,644
  1,300   Moody's Corp..............   68,523
  9,250   Morgan Stanley............  395,437
  2,450   PNC Financial Services
          Group.....................  119,585
  2,400   Providian Financial Corp.*   22,224
  3,850   SLM Corp..................  150,805
  2,550   Synovus Financial Corp....   54,825
  1,000   T. Rowe Price Group,
          Inc.......................   37,750
    900   The Bear Stearns Cos.,
          Inc.......................   65,178

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
 11,400   The Charles Schwab Corp.... $  115,026
  4,000   The Goldman Sachs Group,
          Inc........................    335,000
                                      ----------
                                       6,255,908
                                      ----------
          Forest and Paper Products--0.4%
    450   Boise Cascade Corp.........     10,755
  4,085   International Paper Co.....    145,957
  1,691   MeadWestvaco Corp..........     41,768
    500   Temple-Inland, Inc.........     21,455
  1,850   Weyerhaeuser Co............     99,900
                                      ----------
                                         319,835
                                      ----------
          Health and Medical Facilities--0.1%
    900   Quest Diagnostics, Inc.*...     57,420
                                      ----------
          Health Care Products and Services--6.5%
 13,250   Abbott Laboratories........    579,819
  1,100   Allergan, Inc..............     84,810
  1,200   Anthem, Inc.*..............     92,580
  1,700   Applera Corp.--Applied
          Biosystems Group...........     32,351
    500   Bausch & Lomb, Inc.........     18,750
  5,100   Baxter International, Inc..    132,600
  2,200   Becton, Dickinson & Co.....     85,470
  2,162   Biomet, Inc................     61,963
  3,500   Boston Scientific Corp.*...    213,850
    500   C. R. Bard, Inc............     35,655
  3,775   Cardinal Health, Inc.......    242,733
  1,800   Genzyme Corp., General
          Division*..................     75,240
  2,600   Guidant Corp...............    115,414
  4,350   HCA, Inc...................    139,374
  1,950   Health Management
          Associates, Inc., Class A..     35,978

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
  1,350   Humana, Inc.*................ $   20,385
  2,000   IMS Health, Inc..............     35,980
 25,292   Johnson & Johnson............  1,307,595
    700   Manor Care, Inc..............     17,507
  2,450   McKesson Corp................     87,563
 10,400   Medtronic, Inc...............    498,888
    950   Quintiles Transnational
          Corp.*.......................     13,481
  1,500   St. Jude Medical, Inc.*......     86,250
  1,700   Stryker Corp.................    117,929
  3,950   Tenet Healthcare Corp.*......     46,018
  5,100   UnitedHealth Group, Inc......    256,275
  1,300   WellPoint Health Networks,
          Inc.*........................    109,590
 11,350   Wyeth........................    516,992
  1,640   Zimmer Holdings, Inc.*.......     73,882
                                        ----------
                                         5,134,922
                                        ----------
          Homebuilders--0.1%
    550   Centex Corp..................     42,785
    400   KB HOME......................     24,792
    550   Pulte Homes, Inc.............     33,913
                                        ----------
                                           101,490
                                        ----------
          Hotels and Gaming--0.3%
    950   Harrah's Entertainment,
          Inc.*........................     38,228
  3,150   Hilton Hotels Corp...........     40,289
  1,950   Marriott International, Inc.,
          Class A......................     74,919
  1,700   Starwood Hotels & Resorts
          Worldwide, Inc...............     48,603
                                        ----------
                                           202,039
                                        ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
          Household and Personal Care Products--2.7%
    550   Alberto-Culver Co.,
          Class B...................... $   28,105
  2,050   Avon Products, Inc...........    127,510
  4,550   Colgate-Palmolive Co.........    263,673
    750   International Flavors &
          Fragrances, Inc..............     23,948
  4,350   Kimberly-Clark Corp..........    226,809
  1,550   Leggett & Platt, Inc.........     31,775
    600   Maytag Corp..................     14,652
  1,800   The Clorox Co................     76,770
  8,650   The Gillette Co..............    275,589
 11,050   The Procter & Gamble Co......    985,438
    600   Whirlpool Corp...............     38,220
                                        ----------
                                         2,092,489
                                        ----------
          Human Resources--0.0%
  1,400   Robert Half International,
          Inc.*........................     26,516
                                        ----------
          Insurance--4.2%
  2,250   ACE Ltd......................     77,153
  1,300   Aetna, Inc...................     78,260
  4,350   AFLAC, Inc...................    133,763
 22,200   American International
          Group, Inc...................  1,224,995
  2,650   Aon Corp.....................     63,812
  1,250   CIGNA Corp...................     58,675
  1,350   Cincinnati Financial Corp....     50,072
  1,175   Jefferson-Pilot Corp.........     48,716
  1,550   Lincoln National Corp........     55,227
  1,550   Loews Corp...................     73,300
  6,400   MetLife, Inc.................    181,247
  2,800   Principal Financial Group,
          Inc..........................     90,300

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  4,700   Prudential Financial, Inc.. $  158,154
  1,200   SAFECO Corp................     42,336
  6,000   The Allstate Corp..........    213,899
  1,600   The Chubb Corp.............     96,000
  2,400   The Hartford Financial
          Services Group, Inc........    120,864
  1,900   The Progressive Corp.......    138,889
  1,950   The St. Paul Cos., Inc.....     71,195
  1,000   Torchmark Corp.............     37,250
  8,558   Travelers Property Casualty
          Corp., Class B.............    134,960
  2,350   UnumProvident Corp.........     31,514
  1,150   XL Capital Ltd., Class A...     95,450
                                      ----------
                                       3,276,031
                                      ----------
          Machinery and Engineering--0.5%
  2,950   Caterpillar, Inc...........    164,197
    350   Cummins, Inc...............     12,562
  2,050   Deere & Co.................     93,685
    700   Eaton Corp.................     55,027
    700   Fluor Corp.................     23,548
  1,450   Ingersoll-Rand Co., Class A     68,614
                                      ----------
                                         417,633
                                      ----------
          Manufacturing--2.0%
  3,350   3M Co......................    432,082
    600   American Standard Cos.,
          Inc.*......................     44,358
  1,400   Cintas Corp................     49,616
    500   Crane Co...................     11,315
  1,300   Danaher Corp...............     88,465
  1,700   Dover Corp.................     50,932
  7,250   Honeywell International,
          Inc........................    194,663
  2,600   Illinois Tool Works, Inc...    171,210

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2003 (Unaudited)

 Number
of Shares                                Value
---------                              ----------
          Common Stocks (Continued)
    850   ITT Industries, Inc......... $   55,641
  2,350   Newell Rubbermaid, Inc......     65,800
  1,050   Pall Corp...................     23,625
  1,050   Parker-Hannifin Corp........     44,090
 16,960   Tyco International Ltd......    321,901
  1,000   Waters Corp.*...............     29,130
    700   Worthington Industries, Inc.      9,380
                                       ----------
                                        1,592,208
                                       ----------
          Mining--0.1%
  3,450   Newmont Mining Corp.........    111,987
                                       ----------
          Networking Products--0.7%
  3,950   CIENA Corp.*................     20,501
  3,100   Novell, Inc.*...............      9,548
 44,550   Oracle Corp.*...............    535,491
                                       ----------
                                          565,540
                                       ----------
          Oil and Gas--5.9%
    750   Amerada Hess Corp...........     36,885
  2,163   Anadarko Petroleum Corp.....     96,189
  1,444   Apache Corp.................     93,947
  2,850   Baker Hughes, Inc...........     95,675
  1,300   BJ Services Co.*............     48,568
  1,700   Burlington Resources, Inc...     91,919
  9,108   ChevronTexaco Corp..........    657,597
  5,806   ConocoPhillips..............    318,168
  2,000   Devon Energy Corp...........    106,800
  3,100   Dynegy, Inc.*...............     13,020
  5,080   El Paso Corp................     41,046
  1,000   Engelhard Corp..............     24,770
    950   EOG Resources, Inc..........     39,748
 56,850   Exxon Mobil Corp............  2,041,483
  3,700   Halliburton Co..............     85,100
    900   Kerr-McGee Corp.............     40,320

 Number
of Shares                               Value
---------                             ----------
          Common Stocks (Continued)
  2,600   Marathon Oil Corp.......... $   68,510
    500   McDermott International,
          Inc.*......................      3,165
  1,250   Nabors Industries, Ltd.*...     49,438
    400   NICOR, Inc.................     14,844
  1,150   Noble Corp.*...............     39,445
  3,250   Occidental Petroleum
          Corp.......................    109,037
    350   Peoples Energy Corp........     15,012
    750   Rowan Cos., Inc.*..........     16,800
  5,000   Schlumberger Ltd...........    237,849
  1,700   Sempra Energy..............     48,501
    700   Sunoco, Inc................     26,418
  4,400   The Williams Cos., Inc.....     34,760
  2,650   Transocean, Inc.*..........     58,221
  2,150   Unocal Corp................     61,684
                                      ----------
                                       4,614,919
                                      ----------
          Pharmaceuticals--6.6%
    950   AmerisourceBergen Corp.....     65,883
 16,450   Bristol-Myers Squibb Co....    446,618
  9,550   Eli Lilly & Co.............    658,663
  3,100   Forest Laboratories, Inc.*.    169,725
  1,966   King Pharmaceuticals, Inc.*     29,018
  2,185   MedImmune, Inc.*...........     79,468
 19,050   Merck & Co., Inc...........  1,153,477
 67,185   Pfizer, Inc................  2,294,367
 12,450   Schering-Plough Corp.......    231,570
    900   Watson Pharmaceuticals,
          Inc.*......................     36,333
                                      ----------
                                       5,165,122
                                      ----------
          Publishing--0.4%
    650   Dow Jones & Co., Inc.......     27,970
    750   Knight-Ridder, Inc.........     51,698

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2003 (Unaudited)

 Number
of Shares                            Value
---------                           --------
          Common Stocks (Continued)
    950   R.R. Donnelley & Sons
          Co....................... $ 24,833
  1,300   The New York Times Co.,
          Class A..................   59,150
  2,675   Tribune Co...............  129,202
                                    --------
                                     292,853
                                    --------
          Real Estate Investment Trusts--0.4%
    800   Apartment Investment &
          Management Co., Class A..   27,680
  3,450   Equity Office Properties
          Trust....................   93,185
  2,300   Equity Residential.......   59,685
  1,500   Plum Creek Timber Co.,
          Inc......................   38,925
  1,635   Simon Property Group,
          Inc......................   63,814
                                    --------
                                     283,289
                                    --------
          Resorts and Entertainment--0.4%
 17,350   The Walt Disney Co.......  342,663
                                    --------
          Retail--Apparel and Shoes--0.6%
  1,100   Jones Apparel Group,
          Inc.*....................   32,186
  4,350   Limited Brands...........   67,425
    900   Liz Claiborne, Inc.......   31,725
  2,250   NIKE, Inc., Class B......  120,353
  1,100   Nordstrom, Inc...........   21,472
    450   Reebok International
          Ltd.*....................   15,134
  7,500   The GAP, Inc.............  140,699
    950   V.F. Corp................   32,272
                                    --------
                                     461,266
                                    --------

 Number
of Shares                                Value
---------                              ----------
          Common Stocks (Continued)
          Retail--Department Stores--0.5%
    700   Dillard's, Inc., Class A.... $    9,429
  1,600   Federated Department Stores,
          Inc.........................     58,960
  2,250   J.C. Penney Co., Inc.
          (Holding Co.)...............     37,913
  2,850   Kohl's Corp.*...............    146,433
  2,650   Sears, Roebuck & Co.........     89,146
  2,450   The May Department Stores
          Co..........................     54,537
                                       ----------
                                          396,418
                                       ----------
          Retail--Discount Stores--3.3%
    950   Big Lots, Inc.*.............     14,288
  3,900   Costco Wholesale Corp.*.....    142,740
  2,812   Dollar General Corp.........     51,347
  1,500   Family Dollar Stores, Inc...     57,225
  7,700   Target Corp.................    291,368
  4,300   The TJX Cos., Inc...........     81,012
 37,250   Wal-Mart Stores, Inc........  1,999,208
                                       ----------
                                        2,637,188
                                       ----------
          Retail--Food Stores--0.3%
  3,100   Albertson's, Inc............     59,520
  3,700   Safeway, Inc.*..............     75,702
  6,400   The Kroger Co.*.............    106,752
  1,150   Winn-Dixie Stores, Inc......     14,157
                                       ----------
                                          256,131
                                       ----------
          Retail--Restaurants--0.3%
  1,350   Darden Restaurants, Inc.....     25,623
  3,300   Starbucks Corp.*............     80,916
    950   Wendy's International, Inc..     27,522
  2,450   Yum! Brands, Inc.*..........     72,422
                                       ----------
                                          206,483
                                       ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2003 (Unaudited)

 Number
of Shares                                Value
---------                              ----------
          Common Stocks (Continued)
          Retail--Specialty Stores--1.4%
  2,550   Bed Bath & Beyond, Inc.*.... $   98,966
  2,750   Best Buy Co., Inc.*.........    120,780
  1,700   Circuit City Stores-Circuit
          City Group..................     14,960
  3,350   CVS Corp....................     93,901
  6,650   Lowe's Cos., Inc............    285,617
  2,600   Office Depot, Inc.*.........     37,726
  1,400   RadioShack Corp.............     36,834
  4,100   Staples, Inc.*..............     75,235
  1,250   Tiffany & Co................     40,850
  1,800   Toys "R" Us, Inc.*..........     21,816
  8,750   Walgreen Co.................    263,375
                                       ----------
                                        1,090,060
                                       ----------
          Retail and Wholesale Distribution--0.3%
  1,500   Genuine Parts Co............     48,015
  5,500   SYSCO Corp..................    165,220
    750   W.W. Grainger, Inc..........     35,070
                                       ----------
                                          248,305
                                       ----------
          Telecommunications--4.8%
  6,800   ADC Telecommunications,
          Inc.*.......................     15,830
  2,650   ALLTEL Corp.................    127,783
    750   Andrew Corp.*...............      6,900
  6,689   AT&T Corp...................    128,763
 23,049   AT&T Wireless Services,
          Inc.*.......................    189,232
  3,187   Avaya, Inc.*................     20,588
 15,700   BellSouth Corp..............    418,090
  2,350   Broadcom Corp., Class A*....     58,539
  1,250   CenturyTel, Inc.............     43,563
  2,400   Citizens Communications
          Co.*........................     30,936

 Number
of Shares                               Value
---------                             ----------
          Common Stocks (Continued)
  1,600   Comverse Technology,
          Inc.*...................... $   24,048
 10,750   Corning, Inc.*.............     79,443
 12,150   JDS Uniphase Corp.*........     42,647
 35,100   Lucent Technologies, Inc.*.     71,253
 19,650   Motorola, Inc..............    185,300
  8,700   Nextel Communications,
          Inc.*......................    157,296
  6,750   QUALCOMM, Inc..............    241,313
 14,409   Qwest Communications
          International, Inc.*.......     68,875
 28,200   SBC Communications, Inc....    720,509
  1,200   Scientific-Atlanta, Inc....     28,608
  7,600   Sprint Corp. (FON Group)...    109,440
  8,700   Sprint Corp. (PCS Group)*..     50,025
  3,500   Tellabs, Inc.*.............     22,995
 23,366   Verizon Communications,
          Inc........................    921,788
                                      ----------
                                       3,763,764
                                      ----------
          Tire and Rubber--0.0%
    550   Cooper Tire & Rubber Co....      9,675
  1,400   The Goodyear Tire &
          Rubber Co.*................      7,350
                                      ----------
                                          17,025
                                      ----------
          Tools and Instruments--0.2%
    400   Millipore Corp.*...........     17,748
  1,050   PerkinElmer, Inc...........     14,501
    500   Snap-on, Inc...............     14,515
    700   The Black & Decker Corp....     30,415
    750   The Stanley Works..........     20,700
  1,350   Thermo Electron Corp.*.....     28,377
                                      ----------
                                         126,256
                                      ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2003 (Unaudited)

 Number
of Shares                                Value
---------                              ----------
          Common Stocks (Continued)
          Transportation--1.4%
  3,200   Burlington Northern Santa Fe
          Corp........................ $   91,008
  1,850   CSX Corp....................     55,667
  2,600   FedEx Corp..................    161,278
  3,300   Norfolk Southern Corp.......     63,360
    550   Ryder System, Inc...........     14,091
  2,200   Union Pacific Corp..........    127,644
  9,600   United Parcel Service, Inc.,
          Class B.....................    611,520
                                       ----------
                                        1,124,568
                                       ----------
          Travel Services--0.2%
  5,300   Carnival Corp...............    172,303
  1,180   Sabre Holdings Corp.........     29,087
                                       ----------
                                          201,390
                                       ----------
          Utilities--Gas and Electric--2.7%
  1,000   Allegheny Energy, Inc.*.....      8,450
  1,350   Ameren Corp.................     59,535
  3,330   American Electric Power Co.,
          Inc.........................     99,334
  3,150   Calpine Corp.*..............     20,790
  2,550   CenterPoint Energy, Inc.....     20,783
  1,450   Cinergy Corp................     53,346
  1,200   CMS Energy Corp.*...........      9,720
  1,950   Consolidated Edison, Inc....     84,396
  1,450   Constellation Energy Group,
          Inc.........................     49,735
  2,700   Dominion Resources, Inc.....    173,528
  1,450   DTE Energy Co...............     56,028
  7,650   Duke Energy Corp............    152,617
  2,750   Edison International*.......     45,183
  1,900   Entergy Corp................    100,282
  2,781   Exelon Corp.................    166,331

 Number
of Shares                                   Value
---------                                -----------
          Common Stocks (Continued)
  2,548   FirstEnergy Corp.............. $    97,971
  1,600   FPL Group, Inc................     106,960
  1,350   KeySpan Corp..................      47,858
  1,100   Kinder Morgan, Inc............      60,115
  3,346   Mirant Corp.*.................       9,703
  2,207   NiSource, Inc.................      41,933
  3,400   PG&E Corp.*...................      71,910
    750   Pinnacle West Capital Corp....      28,088
  1,400   PPL Corp......................      60,200
  2,091   Progress Energy, Inc..........      91,795
    150   Progress Energy, Inc. (a)*....          68
  1,900   Public Service Enterprise
          Group, Inc....................      80,275
  1,500   TECO Energy, Inc..............      17,985
  5,200   The AES Corp.*................      33,020
  6,150   The Southern Co...............     191,633
  2,750   TXU Corp......................      61,738
  3,327   Xcel Energy, Inc..............      50,038
                                         -----------
                                           2,151,348
                                         -----------
          Waste Management--0.2%
  1,750   Allied Waste Industries, Inc.*      17,588
  5,050   Waste Management, Inc.........     121,654
                                         -----------
                                             139,242
                                         -----------
          Total Common Stocks
          (Cost $76,457,840)............  76,757,094
                                         -----------
          Exchange Traded Fund--1.2%
  9,498   Standard & Poor's Depositary
          Receipts Trust Series I
          (Cost $909,736)...............     927,290
                                         -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2003 (Unaudited)

Principal
 Amount                                      Value
---------                                 -----------
          United States Government
          Agencies & Obligations--0.4%
          United States Treasury Bill--0.4%
$290,000  1.17%, 10/16/03+
          (Cost $288,996)................ $   289,261
                                          -----------
 Number
of Shares
---------
          Money Market Fund--0.6%
 477,562  ACM Institutional Reserves
          (Prime Portfolio), 0.97% (b)
          (Cost $477,562)................     477,562
                                          -----------
          Total Investments
          (Cost $78,134,134) (c)--
          99.9%..........................  78,451,207
          Other assets less liabilities--
          0.1%...........................      62,849
                                          -----------
          Net Assets--100.0%............. $78,514,056
                                          -----------

*  Non-income producing security.
(a)Contingent Value Obligation. Each CVO represents the right to receive contingent payments based on the performance of four synthetic fuel facilities owned by Progress Energy.
(b)Represents annualized 7 day yield at June 30, 2003.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003, net unrealized appreciation was $317,073 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,041,641 and aggregate gross unrealized depreciation of $2,724,568.
+ Coupon rate represents discounted rate at time of purchase for United States Treasury Bills.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)


          Assets:
            Investments at market value,
             (Cost $78,134,134)........................ $ 78,451,207
            Receivables:
             Investments sold..........................    9,914,002
             Dividends.................................      100,476
             Capital stock sold........................       73,317
             Due from Advisor..........................       12,032
             Interest..................................          974
            Other assets...............................       14,631
                                                        ------------
             Total Assets..............................   88,566,639
                                                        ------------
          Liabilities:
            Due to custodian...........................    9,286,597
            Payables:
             Investments purchased.....................      477,562
             Capital stock repurchased.................      218,957
             Services provided by the Bank of New
              York and Administrator...................       41,356
             Variation Margin..........................       12,655
            Accrued expenses and other liabilities.....       15,456
                                                        ------------
             Total Liabilities.........................   10,052,583
                                                        ------------
          Net Assets:.................................. $ 78,514,056
                                                        ------------
          Sources Of Net Assets:
            Capital stock @ par........................ $     11,796
            Capital surplus............................   87,237,846
            Undistributed net investment income........       27,760
            Accumulated net realized loss on
             investments and futures...................   (9,064,446)
            Net unrealized appreciation on investments
             and futures...............................      301,100
                                                        ------------
          Net Assets................................... $ 78,514,056
                                                        ------------
          Institutional Shares:
            Net assets................................. $ 78,040,036
                                                        ------------
            Shares outstanding.........................   11,724,972
                                                        ------------
            Net asset value, offering price and
             repurchase price per share................ $       6.66
                                                        ------------
          Investor Shares:
            Net assets................................. $    474,020
                                                        ------------
            Shares outstanding.........................       71,238
                                                        ------------
            Net asset value, offering price and
             repurchase price per share................ $       6.65
                                                        ------------
          Institutional Shares authorized @ $.001 par
           value.......................................  200,000,000
          Investor Shares authorized @ $.001 par
           value.......................................  200,000,000

                            Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

           Investment Income:
             Dividends................................. $   552,526
             Interest..................................      13,183
                                                        -----------
              Total Income.............................     565,709
                                                        -----------
           Expenses:
             Advisory..................................      79,749
             Administration............................      63,799
             Custodian.................................      39,253
             Accounting services.......................      29,738
             Transfer agent............................      13,749
             Registration and filings..................      11,535
             Directors.................................       6,613
             Audit.....................................       3,340
             Reports to shareholders...................         662
             Cash management...........................         570
             12b-1 fee--Investor Shares................         345
             Other.....................................       8,434
                                                        -----------
              Total Expenses...........................     257,787
             Fees waived by The Bank of New York
              (Note 3).................................    (145,952)
                                                        -----------
              Net Expenses.............................     111,835
                                                        -----------
              Net Investment Income....................     453,874
                                                        -----------
           Realized and Unrealized Gain
            (loss) on Investments and
            Futures:
             Net realized loss on:
              Investments..............................  (4,849,202)
              Futures..................................    (135,958)
                                                        -----------
             Net realized loss on investments and
              futures..................................  (4,985,160)
                                                        -----------
             Increase (decrease) in unrealized
              appreciation/depreciation on:
              Investments..............................  10,854,094
              Futures..................................     (15,973)
                                                        -----------
             Increase (decrease) in unrealized
              appreciation/depreciation on investments
              and futures..............................  10,838,121
                                                        -----------
             Net realized and unrealized gain on
              investments and futures..................   5,852,961
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $ 6,306,835
                                                        -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statements of Changes in Net Assets

                                                                                        Six Months Ended
                                                                                         June 30, 2003      Year Ended
                                                                                          (Unaudited)    December 31, 2002
                                                                                        ---------------- -----------------
Operations:
  Net investment income................................................................   $    453,874     $    573,121
  Net realized loss on investments and futures.........................................     (4,985,160)      (2,036,120)
  Increase (decrease) in unrealized appreciation/depreciation on investments
   and futures.........................................................................     10,838,121       (8,316,489)
                                                                                          ------------     ------------
   Net increase (decrease) in net assets resulting from operations.....................      6,306,835       (9,779,488)
                                                                                          ------------     ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares...........................       (435,067)        (567,682)
                         Investor Shares...............................................         (2,178)            (169)
                                                                                          ------------     ------------
                                                                                              (437,245)        (567,851)
                                                                                          ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares...............................     36,946,756       49,943,035
                     Investor Shares...................................................        379,098           44,996
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares               355,905          446,540
                                    Investor Shares....................................          2,178              169
  Value of capital stock repurchased: Institutional Shares.............................    (22,336,066)     (10,155,387)
                      Investor Shares..................................................             --          (15,000)
                                                                                          ------------     ------------
  Net increase in net assets resulting from capital stock transactions.................     15,347,871       40,264,353
                                                                                          ------------     ------------
   Increase in Net Assets..............................................................     21,217,461       29,917,014
Net Assets:
  Beginning of year....................................................................     57,296,595       27,379,581
                                                                                          ------------     ------------
  End of period (includes undistributed net investment income of $27,760 at
   June 30, 2003 and $11,131 at December 31, 2002).....................................   $ 78,514,056     $ 57,296,595
                                                                                          ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares....................................................      5,609,790        7,559,460
         Investor Shares...............................................................         65,827            7,426
  Shares issued on reinvestment of dividends: Institutional Shares.....................         55,237           70,259
                           Investor Shares.............................................            341               29
  Shares repurchased: Institutional Shares.............................................     (3,477,020)      (1,590,378)
             Investor Shares...........................................................             --           (2,385)
                                                                                          ------------     ------------
     Net increase......................................................................      2,254,175        6,044,411
  Shares outstanding, beginning of year................................................      9,542,035        3,497,624
                                                                                          ------------     ------------
  Shares outstanding, end of period....................................................     11,796,210        9,542,035
                                                                                          ------------     ------------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Financial Highlights


                                                            Institiutional Shares
                                            --------------------------------------------------
                                                                 Year Ended       For the period
                                            Six Months Ended    December 31,      April 28, 2000*
                                             June 30, 2003   -----------------        through
                                              (Unaudited)      2002      2001    December 31, 2000
                                            ---------------- -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period.....     $  6.00      $  7.83   $  9.07        $ 10.00
                                                -------      -------   -------        -------
Gain (loss) from investment operations
Net investment income......................        0.04         0.09      0.09           0.07
Net realized and unrealized gain (loss) on
  investments and futures..................        0.66        (1.84)    (1.21)         (0.94)
                                                -------      -------   -------        -------
 Total from investment operations..........        0.70        (1.75)    (1.12)         (0.87)
                                                -------      -------   -------        -------
Dividends and distributions
Dividends from net investment income.......       (0.04)       (0.08)    (0.09)         (0.06)
Distributions from capital gains...........          --           --     (0.03)            --
                                                -------      -------   -------        -------
 Total dividends and distributions.........       (0.04)       (0.08)    (0.12)         (0.06)
                                                -------      -------   -------        -------
Net asset value at end of period...........     $  6.66      $  6.00   $  7.83        $  9.07
                                                -------      -------   -------        -------
TOTAL RETURN:..............................       11.65%**    (22.43)%  (12.44)%        (8.72)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)     $78,040      $57,266   $27,380        $17,718
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.35%***     0.35%     0.35%          0.35%***
 Expenses, prior to waiver from The Bank
   of New York.............................        0.81%***     0.96%     1.59%          1.91%***
 Net investment income, net of waiver
   from The Bank of New York...............        1.42%***     1.34%     1.09%          1.00%***
Portfolio turnover rate....................          28%          32%       94%            33%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                                     Investor Shares
                                                            ------------------------------
                                                                              For the period
                                                            Six Months Ended  July 25, 2002*
                                                             June 30, 2003        through
                                                              (Unaudited)    December 31, 2002
                                                            ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.....................      $ 6.00           $ 5.76
                                                                 ------           ------
Gain (loss) from investment operations
Net investment income......................................        0.04             0.04
Net realized and unrealized gain on investments and futures        0.64             0.24
                                                                 ------           ------
 Total from investment operations..........................        0.68             0.28
                                                                 ------           ------
Dividends and distributions
Dividends from net investment income.......................       (0.03)           (0.04)
Distributions from capital gains...........................          --               --
                                                                 ------           ------
 Total dividends and distributions.........................       (0.03)           (0.04)
                                                                 ------           ------
Net asset value at end of period...........................      $ 6.65           $ 6.00
                                                                 ------           ------
TOTAL RETURN:..............................................       11.41%**          4.82%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)................      $  474           $   30
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.........        0.60%***         0.60%***
 Expenses, prior to waiver from The Bank of New York.......        1.03%***         1.14%***
 Net investment income, net of waiver from The Bank of
   New York................................................        1.15%***         1.34%***
Portfolio turnover rate....................................          28%              32%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of twenty separate series. The seven series presented in these financial statements consist of the BNY Hamilton Equity Funds and include the BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund") and BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All the Funds (except the Multi-Cap Equity Fund) consist of two classes of shares:
Institutional Shares and Investor Shares. The Multi-Cap Equity Fund has one class of shares: Investor Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less in all Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Large Cap Growth Fund and the Equity Income Fund declare and pay dividends monthly. The Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Small Cap Growth Fund, Multi-Cap Equity Fund, and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income is accrued daily.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                               % of Average
                                             Daily Net Assets
                                             ----------------
                   Large Cap Growth Fund....       .60%
                   Large Cap Value Fund.....       .60%
                   Small Cap Growth Fund....       .75%
                   Multi-Cap Equity Fund....       .75%
                   Equity Income Fund.......       .60%
                   International Equity Fund       .75%
                   S&P 500 Index Fund.......       .25%

  The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. Estabrook's fee is payable monthly by the Advisor at a rate of 0.60% of the average daily net assets of the Large Cap Value Fund.

  The Multi-Cap Equity Fund is sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of the Bank of New York. GW&K's fee is payable monthly by the Advisor at a rate of 0.75% of the average daily net assets of the Multi-Cap Equity Fund.

  Effective March 31, 2003, Credit Agricole Asset Management (formerly known as IndoCam International Investment Services) resigned as sub-advisor of the International Equity Fund. On March 31, 2003, the Advisor assumed full responsibility for managing the assets of the Fund. As a result of this change, the International Equity Fund will pay advisory fees of .75% of average net assets to the Advisor. Under the previous arrangement, the International Equity Fund paid an advisory fee of .425% of average daily net assets to the Advisor, and a sub-advisory fee of .425% of average daily net assets to Credit Agricole Asset Management.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                               % of Average
                                             Daily Net Assets
                                             ----------------
                   Large Cap Growth Fund....       .20%
                   Large Cap Value Fund.....       .20%
                   Small Cap Growth Fund....       .20%
                   Multi-Cap Equity Fund....       .20%
                   Equity Income Fund.......       .20%
                   International Equity Fund       .20%
                   S&P 500 Index Fund.......       .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2003 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2003, the Small Cap Growth Fund, Multi-Cap Equity Fund, Equity Income Fund, International Equity Fund, and the S&P 500 Index Fund did not earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                      Institutional Investor
                         Shares      Shares
                      ------------- --------
Large Cap Value Fund.      .80%       1.05%
Multi-Cap Equity Fund       --        1.25%
S&P 500 Index Fund...      .35%        .60%

  The Large Cap Growth Fund, Small Cap Growth Fund, Equity Income Fund and International Equity Fund did not have any expense waivers for the six months ended June 30, 2003.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund. Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                      Date of
                                   Implementation
Name of Fund               Class   of 12b-1 Plan
------------               -----   ---------------
Large Cap Growth Fund.... Investor   May 1, 1997
Large Cap Value Fund..... Investor  May 31, 2002
Small Cap Growth Fund.... Investor   May 1, 1997
Multi-Cap Equity Fund.... Investor October 7, 2002
Equity Income Fund....... Investor  April 1, 1997
International Equity Fund Investor   May 1, 1997
S&P 500 Index Fund....... Investor  July 25, 2002

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

4. Portfolio Securities

  For the six months ended June 30, 2003, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                     Large Cap Growth Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $        -- $        --
All Others.........  22,251,734  28,366,198
                     Large Cap Value Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $        -- $        --
All Others.........  22,300,349   4,083,839
                     Small Cap Growth Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $        -- $        --
All Others.........  48,966,250  50,385,606

                      Multi-Cap Equity Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........    4,803,640    9,126,613
                       Equity Income Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   17,089,952   29,488,501
                          International
                           Equity Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........  101,770,934  118,339,300
                       S&P 500 Index Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   33,236,570   17,253,868

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2002 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                          Capital Loss
                          Carryforward Expiration
                          ------------ ----------
Large Cap Growth Fund....  12,806,065     2009
                            9,402,500     2010
Large Cap Value Fund.....      32,512     2009
                              615,274     2010
Multi-Cap Equity Fund....   2,267,933     2007
                            2,847,417     2008
                            6,012,756     2009
Equity Income Fund.......   1,120,353     2008
                           30,971,426     2010
International Equity Fund  39,403,288     2009
                           51,634,294     2010
S&P 500 Index Fund.......   1,231,354     2009
                            1,197,184     2010

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Funds indicated incurred and will elect to defer net capital losses noted during 2002. The Multi-Cap Equity Fund and S&P 500 Index Fund will defer post-October losses in the amounts of $540,787 and $24,820, respectively. The International Equity Funds will defer post-October capital and currency losses in the amounts of $4,754,601 and $108,026, respectively.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2002 were as follows:

                                      *Distributions paid from:
                                  ----------------------------------
                                                Net
                                               long        Total
                                               term       taxable
                                   Ordinary   capital  distributions
                                    Income     gains       paid
                                  ---------- --------- -------------
            Large Cap Growth Fund $2,416,220        --  $ 2,416,220
            Large Cap Value Fund.    340,573        --      340,573
            Small Cap Growth Fund         -- 5,026,770    5,026,770
            Multi-Cap Equity Fund     19,334        --       19,334
            Equity Income Fund...  9,086,952   985,932   10,072,884
            S&P 500 Index Fund...    567,851        --      567,851

*Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

  As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                     Undistributed Undistributed             Accumulated      Unrealized
                                       ordinary      long-term   Accumulated capital and    appreciation/
                                        income     capital gains  earnings   other losses   (depreciation)
                                     ------------- ------------- ----------- ------------  --------------
Large Cap Growth Fund...............       $ 2,913            --       2,913  (22,208,565)     33,429,681/1/
Large Cap Value Fund................            --            --          --     (647,786)     (5,771,009)
Small Cap Growth Fund...............            --     2,152,385   2,152,385           --     (29,835,835)
Multi-Cap Equity Fund...............            --            --          --  (11,668,893)      1,160,745/2/
Equity Income Fund..................            --            --          --  (32,091,779)        385,302/1,2/
International Equity Fund...........            --            --          --  (95,900,209)    (10,479,502)/2,4/
S&P 500 Index Fund..................        11,131            --      11,131   (2,453,358)    (12,162,950)/3/

                                           Total
                                        accumulated
                                     earnings/(deficit)
                                     ------------------
Large Cap Growth Fund...............      $  11,224,029
Large Cap Value Fund................         (6,418,795)
Small Cap Growth Fund...............        (27,683,450)
Multi-Cap Equity Fund...............        (10,508,148)
Equity Income Fund..................        (31,706,477)
International Equity Fund...........       (106,379,711)
S&P 500 Index Fund..................        (14,605,177)

1 The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
2 The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
3 The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments.
4 The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

6. Written Option Activity

  Transactions in written options for the six months ended June 30, 2003 were as follows:

Large Cap Growth Fund

                        Number
                          of      Premiums
                       Contracts  Received
                       --------- ---------
Options outstanding at
 December 31, 2002....     --           --
Options written.......    800    $ 129,596
Options expired.......   (800)    (129,596)
                         ----    ---------
Options outstanding at
 June 30, 2003........     --    $      --
                         ====    =========

Equity Income Fund

                        Number
                          of      Premiums
                       Contracts  Received
                       --------- ---------
Options outstanding at
 December 31, 2002....      --          --
Options written.......   1,000   $ 270,090
Options expired.......    (850)   (239,791)
                         -----   ---------
Options outstanding at
 June 30, 2003........     150   $  30,299
                         =====   =========

7. Futures Contracts

  The S&P 500 Index Fund enters into S&P Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments. At June 30, 2003, the S&P 500 Index Fund had entered into exchange traded financial futures contracts as described below.

                                                Unrealized
                                              Depreciation at
                  Index   Maturity               June 30,
                  Futures   Date    Contracts      2003
                  ------- --------  --------- ---------------
                  S&P 500 September
                   Index.   2003       17        $(15,973)

8. Reclassification Of Capital Accounts

  At December 31, 2002, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

9. Acquisition

  On May 6, 2002, the Advisor acquired Gannett Welsh & Kotler, Inc. ("GW&K"), and investment advisory firm. GW&K had been the investment advisor to the GW&K Equity Fund. Pursuant to an Agreement and Plan of Reorganization, approved by GW&K Equity Fund's Board of Directors and of the shareholders of GW&K Equity Fund, all or substantially all of the GW&K Equity Fund assets and liabilities were transferred to a newly created series of the Company known as BNY Hamilton Multi-Cap Equity Fund at net asset value. No gain or loss or change in net asset value was realized in the transaction. The Multi-Cap Equity Fund commenced operations on October 7, 2002.

Directors And Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                             Principal Occupations
    Director         Position                During Past Five Years
    --------         --------                ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 68          Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, President and Chief Executive Officer,
                                  Industrial Petro-Chemicals, Inc., 1981 to
                                  Present.

James E. Quinn... Director        President, Tiffany & Co., January 2003 to
  Age 51                          Present; Member, Board of Directors, Tiffany
                                  & Co., January 1995 to Present; Vice
                                  Chairman, Tiffany & Co., 1999 to Present;
                                  Executive Vice President, Tiffany & Co.,
                                  March 1992 to 1999.

                                             Principal Occupations
        Director         Position            During Past Five Years
        --------         --------            ----------------------
 Karen Osar............. Director Senior Vice President and Chief Financial
   Age 53                         Officer, Westvaco Corp., 1999 to May 2003;
                                  Vice President & Treasurer, Tenneco Inc.,
                                  January 1994 to 1999; Managing Director of
                                  Corporate Finance Group, J.P. Morgan & Co.,
                                  Inc.; held various other positions at J.P.
                                  Morgan & Co., Inc. from 1975-1994.

 Kim Kelly.............. Director Executive Vice President and Chief Financial
   Age 46                         Officer, Insight Communication since 1990 to
                                  Present; Chief Operating Officer, Insight
                                  Communications, January 1998 to Present;
                                  Marine Midland Bank from 1982 to 1990.
                                  Senior Vice President with primary
                                  responsibility for media lending activities,
                                  Marine Midland Bank 1988. Held various
                                  other positions at Marine Midland Bank from
                                  1982 to 1988. Member of the National Cable
                                  Televisions Association Subcommittee for
                                  Telecommunications Policy and National
                                  Cable Television Association Subcommittee for
                                  Accounting.

 John R. Alchin......... Director Executive Vice President and Treasurer,
   Age 54                         Comcast Corporation, 1990 to Present.
                                  Managing Director of Toronto Dominion
                                  Bank prior to 1990.

 Newton P.S. Merrill.... Director Senior Executive Vice President, The Bank of
   Age 63                         New York, 1994 to May 2003; Executive Vice
                                  President and Group Executive, Bank of
                                  Boston, 1991-1994.

                                                          Principal Occupations
       Director               Position                    During Past Five Years
       --------               --------                    ----------------------
Kevin Bannon........... President and        Executive Vice President, The Bank of New
  Age 51                Principal Executive  York, 1993 to Present.
                        Officer

William J. Tomko....... Vice President       President, BISYS Fund Services, Inc., 1999 to
  Age 44                                     Present.

Michael A. Grunewald... Vice President       Manager, Client Services, BISYS Fund Services,
  Age 32                                     Inc., 1993 to Present.

Richard Baxt........... Vice President       Senior Vice President, Client Services, BISYS
  Age 49                                     Fund Services, Inc., 1997 to Present; General
                                             Manager of Investment and Insurance, First
                                             Fidelity Bank; President, First Fidelity Brokers;
                                             President, Citicorp Investment Services.

George E. Roeck........ Treasurer and        Vice President, Director of Administration and
  Age 44                Principal Accounting Tax Services, Accounting and Administrative
                        Officer              Services, The Bank of New York, 2003 to
                                             Present; Chief Financial Officer for
                                             Greenbridge Group, 2001-2002; Chief
                                             Financial Officer for GSCP, Inc., 1998-2001.

Lisa M. Hurley......... Secretary            Executive Vice President, Legal Services, BISYS
  Age 47                                     Fund Services, Inc., 1995--Present; Attorney,
                                             private practice, 1990 to 1995.

Alaina V. Metz......... Assistant Secretary  Chief Administrator, Administration Services
  Age 35                                     of BISYS Fund Services, Inc., June 1995 to
                                             Present; Supervisor of Mutual Fund Legal
                                             Department, Alliance Capital Management,
                                             May 1989 to June 1995.

Kim R. Grundfast....... Assistant Secretary  Assistant Counsel, Legal Services of BISYS
  Age 31                                     Fund Services, Inc., 2002 to Present; Attorney,
                                             private practice, 2000 to 2002; Senior Judicial
                                             Law Clerk, Massachusetts Superior Court,
                                             1998 to 2000.

The Funds' Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Equity Funds or Index Funds.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] Hamilton Funds


                        ADVISED BY THE BANK OF NEW YORK

                          90 Park Avenue, 10th Floor
                              New York, NY 10016



                                                                SAR-EQUITY 6/03

                                   [LOGO] BNY

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2003

                             [LOGO] Hamilton Funds


                        ADVISED BY THE BANK OF NEW YORK



    LARGE CAP GROWTH CRT FUND


    SMALL CAP GROWTH CRT FUND


    INTERNATIONAL EQUITY CRT FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton CRT Funds for the six months ended June 30, 2003. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance during the first half of the year, and the strategies they are pursuing in an attempt to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

In the early months of 2003, the overall tone of the economy and the markets was lackluster. While the economy did not show signs of slipping back into recession, neither did it appear to be heading for a solid recovery. Complicating the situation on the domestic front was the threat of war with Iraq. As it became increasingly clear that the U.S. was headed for battle, uncertainty about the war's ultimate outcome and impact cut into consumer confidence, corporate spending and hiring, and investor sentiment. The equity markets were constrained for most of the year's first quarter, with more defensive stocks generally outperforming more economically sensitive names.

In the second quarter, however, a number of factors helped to buoy the markets and suggested that better days may be ahead for the economy. When first-quarter corporate earnings were reported, in many cases they exceeded market expectations. In addition, the primary military action in Iraq came to a swift and successful conclusion. With the war receding somewhat from the headlines, investors began to refocus their attention on the prospects for an economic rebound.

Overall, economic indicators were mixed, particularly with respect to employment data. Investors' hopes for recovery nonetheless remained high, helping to drive the equity markets firmly upward. All major sectors of the equity markets produced positive returns for the six months, though the strongest performers were riskier, lower-quality stocks, including those in the Technology and Telecommunications sectors. Small-cap stocks generally outperformed large-cap issues. With investors' appetite for risk rising, stocks in the growth investment style outperformed more defensive value-oriented names. For the first six months of 2003, the S&P 500(R) Index of large-capitalization U.S. stocks returned 11.77%.

The slow economic recovery continued to be driven by consumer spending, with corporate capital expenditures remaining quite sluggish. Continued low interest rates led even more individuals to refinance their homes, freeing up more money for other purchases. In addition, new tax legislation put in place in May promised to provide further fiscal stimulus to consumer spending.

Occasionally there were signs that business spending might come back to life, but the significant uncertainties in the year's first quarter--followed by mixed economic data in the second--helped to keep a tight lid on new capital expenditures and new hiring activity. Opinions varied as to how soon companies would need to begin to spend in order to update technology, with some observers believing significant new spending was imminent, while others believed there was still considerable overcapacity to be worked through before any major spending initiatives would begin in earnest.

International markets largely took their cue from the U.S. At the beginning of the year, concerns about Iraq and other geopolitical tensions, along with disappointing economic news, led to stock-market declines in many global markets, particularly in core European markets such as Germany and France. The European Central Bank did seek to stimulate the region's economy by cutting interest rates.

Again following the lead of the U.S., the global markets began to turn around near the end of the first quarter. The coalition success in Iraq, along with further interest-rate cuts, helped to increase investor confidence in a global economic recovery. This helped global stock markets to deliver a strong second-quarter performance, and to end the first half of the year in positive territory.

The U.S. dollar continued to lose value in foreign exchange terms, with the Euro's gains being particularly strong. This depreciation of the dollar significantly enhanced the returns experienced by U.S.-based individuals investing abroad. Japan was an exception to this currency trend, as the Yen actually depreciated slightly against the dollar. For the first half of the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned 9.85%.

With respect to the fixed-income markets, the largest single trend was the continuation of the Federal Reserve's aggressive efforts to stimulate the economy and stave off the threat of deflation. The Federal Reserve held the federal funds target rate at 1.25% for most of the six months, though it did issue statements outlining its deflation concerns. Then, at its June meeting, the Federal Reserve cut the target rate by one-fourth of a percentage point, bringing the rate to a 50-year low of 1.00%.

In this environment, all major fixed-income sectors posted positive returns. As in the equity markets, investors gained confidence in the prospects for the economy, with an accompanying increase in their tolerance for risk. This caused bonds in the "spread" sectors--that is, mortgage-backed, asset-backed, and corporate bonds--to outperform Treasury securities.

Corporate bonds benefited strongly from this trend. In another parallel with the stock market, lower-quality corporate bonds outperformed higher-rated issues, with high-yield corporate bonds being the strongest-performing asset class, outpacing stocks for the six-month period. Even within that sector, bonds at the lower rungs of the credit-quality ladder outperformed those in the higher non-investment-grade tiers.

Consistent signs of economic renewal still have yet to take hold, but in our view there are many reasons for optimism with respect to key economic trends. Although work remains to be done in Iraq, and perhaps elsewhere in the world, it appears that a major area of uncertainty has been removed from the landscape. This has helped to keep the consumer confident and active, spending at levels sufficient to drive at least modest economic growth. The outlook for continued low interest rates suggests that the low mortgage rates that have helped to support this spending will persist for the foreseeable future.

Corporate earnings in a variety of sectors are showing signs of meaningful improvement. The question of just when corporations will be willing to commit significant dollars to new capital expenditures remains unanswered. While overcapacity may remain an issue in some sectors, in others the desire to take advantage of improved technologies--and replace worn-out or obsolete equipment--may emerge more quickly. The prospects for further gains in corporate profits suggest that a pick-up in capital spending--and in hiring as well--will ultimately materialize. We believe these developments are the critical underpinnings that could turn the current economic recovery into a self-sustaining economic expansion.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton CRT Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,

  /s/ Kevin J. Bannon

Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers.............................................. Page  5

BNY Hamilton Large Cap Growth CRT Fund
 Schedule of Investments.........................................      11
 Statement of Assets and Liabilities.............................      13
 Statement of Operations.........................................      13
 Statements of Changes in Net Assets.............................      14
 Financial Highlights............................................      15

BNY Hamilton Small Cap Growth CRT Fund
 Schedule of Investments.........................................      16
 Statement of Assets and Liabilities.............................      20
 Statement of Operations.........................................      20
 Statements of Changes in Net Assets.............................      21
 Financial Highlights............................................      22

BNY Hamilton International Equity CRT Fund
 Schedule of Investments............................................ Page 23
 Industry Diversification...........................................      28
 Statement of Assets and Liabilities................................      29
 Statement of Operations............................................      29
 Statements of Changes in Net Assets................................      30
 Financial Highlights...............................................      31

Notes to Financial Statements.......................................      32

Directors and Officers..............................................      39

BNY Hamilton Large Cap Growth CRT Fund

An Interview with Co-Portfolio Managers, Charles Goodfellow, Managing Director, and DeAnne Steele, Vice President

Q: What factors influenced the investment environment for large-cap stocks during the first half of 2003?
A: Geopolitical tensions dominated the headlines and investor sentiment during the first quarter of the year. Companies continued to keep a tight rein on expenses, showing little inclination to increase capital spending or hiring. The second quarter brought a dramatic shift in investor sentiment. The stock market rallied as the primary war effort in Iraq concluded successfully. A number of factors led investors to anticipate further economic recovery. These included better-than-expected first-quarter earnings reports, continued strength in housing, and historically low interest rates. In addition, the Federal Reserve continued to provide monetary stimulus to the economy, keeping rates low over the period and cutting rates by a quarter of a percentage point in late June. The President and Congress provided fiscal stimulus in the form of a sweeping program of tax cuts, including reductions in taxes paid by investors on capital gains and corporate dividends.

Q: Given this context, how did the Fund perform?
A: The Fund returned 10.70% for Institutional Class Shares/1/ for the six months ended June 30, 2003. For the same period, the S&P 500(R) Index/2/ returned 11.77%.

Q: What strategies accounted for the Fund's performance?
A: The Fund outperformed its benchmark during the first quarter of the year, but underperformed it in the second quarter. This is because the best-performing stocks during the second quarter were those that had previously seen significant market declines, were highly volatile, had smaller capitalizations, and paid little or no dividends. While we own a handful of these companies, the majority of our holdings represent larger-capitalization, higher-quality companies that have reasonable valuations, pay dividends, and have steady growth potential.

Q: Which of the Fund's holdings were the best performers?/3/
A: Our best-performing stock was Corning (up by 123%), which benefited strongly from investors' renewed confidence in a technology recovery. Home Depot (up by 39%) was another top performer, spurred by the continued strength in housing in response to declining interest rates. The largest contributor to the Fund's overall performance, however, was our top holding, Citigroup, which was up 23% for the first half of the year. Our worst performer was Automatic Data Processing (down 13%), which continued to struggle amid a challenging employment environment.

Q: How did the portfolio's composition change during the year?/3/
A: With our forecast of a continuing, moderate economic recovery, we focused on reducing our exposure to more conservative sectors and added to our positions in companies with more cyclical characteristics. We reduced our energy and consumer staples exposure by selling Anadarko Petroleum and drug retailer CVS, and by trimming our position in Colgate Palmolive. We took advantage of the sell-off in retail stocks in the first quarter of the year to add Target and Wal-Mart to the Fund.

Q: What is your strategic outlook for the remainder of the year?
A: We continue to be optimistic about the economic and market environment going forward. The rising stock market reflects increasing confidence among investors that continued productivity gains can result in rising profits in a moderate growth environment; evidence of this trend was seen in first-quarter earnings, which exceeded expectations.

   The prospects for an economic recovery in the year's second half appear to be enhanced by the latest interest-rate cut and the recent tax reductions. We continue to monitor employment data, energy prices, and state budgets, however, as we believe that the lack of improvement in these issues could undermine growth and negatively affect investor sentiment. In particular, job creation remains crucial for improving the longer-term economic outlook.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH CRT
FUND (CRT SHARES)                  0.49%   12.21%  10.70%    0.93%    -17.63%        N/A    -11.55%
-----------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                   1.28%   15.40%  11.77%    0.25%    -11.21%     -1.61%     -9.80%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has voluntarily agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton Small Cap Growth CRT Fund*

An Interview with John Lui, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for small-cap stocks during the first half of 2003?

A: In the first quarter of the year, the equity markets were dominated by fear, and performed weakly. Investors grew increasingly wary about the health of the economy, given lackluster data, and also were nervous about the buildup toward the war with Iraq.

   In the second quarter, however, this trend reversed. The main part of the war effort proceeded quickly and successfully, and first-quarter earnings reports--many of which came in ahead of targets--gave investors greater confidence in the potential for economic recovery. In this environment, investors' increased willingness to assume some investment risk--in the pursuit of investment gains--helped to spark the equity markets to a strong rebound. The market favored growth stocks over value, and smaller-caps over larger-company stocks. On the whole, lower-quality, more leveraged companies performed the strongest over the second quarter. For the six months, however, all major equity sectors posted positive returns.

Q: Given this context, how did the Fund perform?

A: For the six months ended June 30, 2003, the Fund returned 11.79% for Institutional Class Shares/1/, versus a 17.88% return for the Russell 2000 Index/2/ over the same period.

Q: What factors accounted for the Fund's performance during the period?

A: Our preference for higher-quality companies was largely responsible for our underperformance relative to our benchmark. We seek stocks that show relative earnings strength, in an effort to hold companies that will produce above-average growth over the course of a corporate profit cycle. In our assessment, these are the stocks that can provide superior returns over time--but in the second quarter, they lagged behind lower-quality issues.

Q: How did the portfolio's composition change over the period?/3/

A: We did not make significant changes to the portfolio or our strategy over the six months. We believe the Fund is positioned to potentially benefit from economic recovery, which has yet to fully emerge. The key to better, sustained equity performance will be a reacceleration in corporate growth, which we believe is likely to develop in the second half of 2003.

   We have therefore positioned the Fund in those sectors and companies that may be best able to generate superior earnings growth as the economy returns to health. In the small-cap area of the marketplace, these include the consumer discretionary, health care, financial, energy, industrial, and basic materials sectors.

Q: What is your strategic outlook going forward?/3/

A: Consumer-related stocks will continue to be a significant part of our investment strategy. Consumer spending accounts for two-thirds of U.S. economic activity; therefore it will be crucial to a sustained recovery. The

   Federal Reserve's continued easing of interest rates--including the quarter-point cut in late June--has helped consumers by allowing them to refinance mortgages and free up more money for other purposes. The Federal Reserve has been explicit about its intent to keep rates low for as long as necessary to bring the economy back to health.

   Another sector we have strong conviction about is health care. Demographics favor this sector, as the U.S. population is steadily aging and will become in need of more health-related products and services. In addition, health care enjoys a greater degree of pricing power than many other segments of the economy.

   We're still keeping a careful eye on business spending, which has yet to accelerate to any substantial degree. In our view, it may not pick up steam anytime soon simply because capacity utilization rates in many industries and companies remain at depressed levels. We anticipate continued economic recovery, but believe the consumer will largely drive it.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH CRT
FUND (CRT SHARES)                  0.12%   16.25%  11.79%   -4.31%    -11.06%       N/A      -4.49%
-----------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX                 1.81%   23.42%  17.88%   -1.64%     -3.31%     0.96%      -2.01%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

* Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has voluntarily agreed to limit the expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.96% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings subject to change.

BNY Hamilton International Equity CRT Fund*

An Interview with Lloyd Buchanan and Robert Windsor, Vice Presidents and Co-Portfolio Managers

Q: What factors influenced the investment environment for international stocks during the first half of 2003?
A: A major factor driving returns for U.S.-based investors in international markets was the depreciation of the U.S. dollar relative to other major currencies. This weakening of the dollar provided a significant boost to the performance of foreign equities over the period. The MSCI EAFE Index returned 9.85% for the period; almost half of that return was attributable to currency factors. Much of this currency boost came from Europe, as the Euro appreciated by 9.4% against the dollar. This helped the region to lead other international markets over the six months. Japan was an exception to this overall trend, as the Yen depreciated slightly.

   A number of other factors helped to support international equity markets during the six months. Geopolitical tensions eased after the swift, successful war in Iraq, which in turn helped to relieve investor concerns about the impact of the war and the potential for related terrorist attacks. Many international markets take their cue from the U.S. As a result, improvements in investor sentiment and corporate earnings here helped to boost the performance of foreign markets as well.

Q: Given this context, how did the Fund perform?
A: The Fund returned 8.93% for Institutional Class Shares/1/ for the six months ended June 30, 2003. For the same period, the MSCI EAFE Index/2/ returned 9.85%.

Q: What factors accounted for the Fund's performance during the period?
A: The significant weakening of the U.S. dollar beginning in mid-March played a significant role in the Fund's performance. Beginning April 1/st/, we significantly changed the Fund's structure in an effort to decrease volatility and reduce the costs of managing the Fund. These efforts played a positive role in performance during the period's later months.

Q: How did the portfolio's composition change during the first-half of the year?/3/
A: The Fund's composition changed significantly over the six months, as we changed the Fund's management style to a more index-like strategy. As part of this shift in management style, the Fund now invests exclusively in American Depository Receipts (ADRs), securities that represent shares of foreign-based companies but are traded on U.S. exchanges. We have found that ADRs have outperformed non-ADR foreign stocks historically--and these securities can be less costly to hold than foreign stocks.

   As part of this new strategy, we use a proprietary mathematical algorithm, or formula, to construct the portfolio. While the EAFE Index contains about 1,000 stocks, only 400 of these are represented by ADRs. We seek to hold about 200 of these ADRs, working to keep our overall country exposure and sector allocations in line with those of the Index. With this approach, the Fund now has a more concentrated portfolio.

   While the transition to this new strategy involved significant trading activity--with associated costs--over the period, in the long run we believe that this will help to keep turnover and transaction costs low.

Q: What is your strategic outlook going forward?
A: With this restructured portfolio, we anticipate being able to realize significant cost savings and deliver international diversification in a more efficient manner. Consistent with the Fund's mandate, we will continue to work to track the investment composition, risk profile, and performance of the EAFE Index. We do not intend to make major, active changes to the portfolio in anticipation of, or response to, market trends.

                                                                          TRAILING   TRAILING    SINCE
                                      CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2003            MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY CRT
FUND (CRT SHARES)                      2.00%   17.86%   8.93%   -6.53%    -15.85%        N/A    -15.01%
---------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX                        2.48%   19.57%   9.85%   -6.06%    -13.21%     -3.68%    -12.45%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

*  International investing involves increased risk and volatility.
1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has voluntarily agreed to limit the expenses of the Fund to 1.22% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.22% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

         BNY Hamilton Large Cap Growth CRT Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

Number of
 Shares                                                       Value
---------                                                    --------
          Common Stocks--94.0%
          Advertising and Marketing Services--1.8%
  4,375   Omnicom Group, Inc................................ $313,688
                                                             --------
          Banking and Finance--4.5%
 10,775   Washington Mutual, Inc............................  445,008
  6,700   Wells Fargo & Co..................................  337,680
                                                             --------
                                                              782,688
                                                             --------
          Beverages, Food and Tobacco--3.1%
  5,800   PepsiCo, Inc......................................  258,100
  5,900   The Coca-Cola Co..................................  273,819
                                                             --------
                                                              531,919
                                                             --------
          Biosciences--2.1%
  5,450   Amgen, Inc.*......................................  362,098
                                                             --------
          Building and Building Products--1.9%
 10,200   The Home Depot, Inc...............................  337,824
                                                             --------
          Chemicals--2.5%
 10,350   duPont (E.I.) de Nemours & Co.....................  430,974
                                                             --------
          Communications, Media and Entertainment--2.1%
 12,525   Comcast Corp.--Special CIass A*...................  361,096
                                                             --------
          Computers--Micro--3.6%
 10,000   Hewlett-Packard Co................................  213,000
  5,050   International Business Machines Corp. (IBM).......  416,625
                                                             --------
                                                              629,625
                                                             --------
          Computers--Software and Peripherals--5.2%
 22,575   Cisco Systems, Inc.*..............................  376,777
 20,400   Microsoft Corp....................................  522,444
                                                             --------
                                                              899,221
                                                             --------

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
          Conglomerates--3.1%
 18,625   General Electric Co............................... $  534,165
                                                             ----------
          Containers and Packaging--1.9%
  7,050   Sealed Air Corp.*.................................    336,003
                                                             ----------
          Data Processing Systems--4.3%
  9,975   Automatic Data Processing, Inc....................    337,754
  9,700   First Data Corp...................................    401,968
                                                             ----------
                                                                739,722
                                                             ----------
          Electronic Equipment and Components--3.9%
  6,025   Agilent Technologies, Inc.*.......................    117,789
 12,350   Applied Materials, Inc.*..........................    195,871
 17,650   Intel Corp........................................    366,838
                                                             ----------
                                                                680,498
                                                             ----------
          Financial Services--9.6%
 14,883   Citigroup, Inc....................................    636,992
  6,000   Fannie Mae........................................    404,640
  5,250   Marsh & McLennan Cos., Inc........................    268,117
  8,050   Morgan Stanley....................................    344,137
                                                             ----------
                                                              1,653,886
                                                             ----------
          Health and Medical Facilities--1.1%
  2,900   Quest Diagnostics, Inc.*..........................    185,020
                                                             ----------
          Health Care Products and Services--5.5%
  4,400   Abbott Laboratories...............................    192,544
  9,475   Johnson & Johnson.................................    489,857
  5,663   Medtronic, Inc....................................    271,654
                                                             ----------
                                                                954,055
                                                             ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Household and Personal Care Products--5.2%
  7,850   Colgate-Palmolive Co........ $  454,907
  5,050   The Procter & Gamble Co.....    450,359
                                       ----------
                                          905,266
                                       ----------
          Insurance--2.9%
  9,075   American International
          Group, Inc..................    500,759
                                       ----------
          Oil and Gas--7.5%
  9,575   BP PLC ADR..................    402,341
 13,475   Exxon Mobil Corp............    483,887
  4,325   Noble Corp.*................    148,347
  5,775   Schlumberger Ltd............    274,717
                                       ----------
                                        1,309,292
                                       ----------
          Pharmaceuticals--6.6%
  7,900   Bristol-Myers Squibb Co.....    214,485
  6,525   Merck & Co., Inc............    395,089
 15,650   Pfizer, Inc.................    534,447
                                       ----------
                                        1,144,021
                                       ----------
          Real Estate Investment Trusts--2.5%
  9,050   Duke Realty Corp............    249,327
  6,800   ProLogis....................    185,640
                                       ----------
                                          434,967
                                       ----------
          Resorts and Entertainment--2.1%
 18,600   The Walt Disney Co..........    367,350
                                       ----------
          Retail--Discount Stores--4.5%
 10,575   Costco Wholesale Corp.*.....    387,045
  5,600   Target Corp.................    211,904
  3,300   Wal-Mart Stores, Inc........    177,111
                                       ----------
                                          776,060
                                       ----------
          Retail--Food Stores--1.0%
 10,650   The Kroger Co.*.............    177,642
                                       ----------

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
          Telecommunications--2.0%
  18,675  Corning, Inc.*.................................... $   138,008
   5,350  Verizon Communications, Inc.                           211,058
                                                             -----------
                                                                 349,066
                                                             -----------
          Transportation--2.4%
   6,475  United Parcel Service, Inc., Class B..............     412,458
                                                             -----------
          Utilities--Gas and Electric--1.1%
   3,000  Dominion Resources, Inc...........................     192,810
                                                             -----------
          Total Common Stocks (Cost $19,288,760)............  16,302,173
                                                             -----------
          Exchange Traded Fund--3.3%
   5,900  Standard & Poor's Depositary Receipts Trust
          Series I (Cost $582,684)..........................     576,017
                                                             -----------
          Money Market Fund--3.0%
 519,993  ACM Institutional Reserves (Prime Portfolio),
          0.97% (a) (Cost $519,993).........................     519,993
                                                             -----------
          Total Investments (Cost $20,391,437) (b)--100.3%    17,398,183
          Liabilities in excess of other assets--(0.3%).....     (55,574)
                                                             -----------
          Net Assets--100.0%................................ $17,343,609
                                                             -----------

ADR American Depositary Receipt.
*   Non-income producing security.
(a) Represents annualized 7 day yield at June 30, 2003.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003, net unrealized depreciation was $2,993,254 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $781,290 and aggregate gross unrealized depreciation of $3,774,544.

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund


         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)


           Assets:
             Investments at market value,
              (Cost $20,391,437)...................... $ 17,398,183
             Receivables:
              Dividends...............................       14,685
              Due from Advisor........................          703
              Interest................................          604
             Other assets.............................       11,677
                                                       ------------
              Total Assets............................   17,425,852
                                                       ------------
           Liabilities:
             Payables:
              Services provided by The Bank of
               New York and Administrator.............       22,448
              Investments purchased...................          928
             Accrued expenses and other liabilities...       59,867
                                                       ------------
              Total Liabilities.......................       83,243
                                                       ------------
           Net Assets:................................ $ 17,342,609
                                                       ------------
           Sources OF Net Assets:
             Capital stock @ par...................... $      2,736
             Capital surplus..........................   25,933,194
             Undistributed net investment income......        1,399
             Accumulated net realized loss on
              investments.............................   (5,601,466)
             Net unrealized depreciation on
              investments.............................   (2,993,254)
                                                       ------------
           Net Assets................................. $ 17,342,609
                                                       ------------
           Institutional Shares
             Net assets............................... $ 17,342,609
                                                       ------------
             Shares outstanding.......................    2,736,111
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       6.34
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations
              For the six months ended June 30, 2002 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $786).................................... $  125,639
            Interest.....................................      5,886
                                                          ----------
             Total Income................................    131,525
                                                          ----------
          Expenses:
            Advisory.....................................     47,752
            Accounting services..........................     22,122
            Administration...............................     15,917
            Transfer agent...............................     10,246
            Directors....................................      6,613
            Registration and filings.....................      5,540
            Custodian....................................      4,242
            Audit........................................      2,705
            Cash management..............................        184
            Insurance....................................        132
            Legal........................................         25
                                                          ----------
             Total Expenses..............................    115,478
            Fees waived by The Bank of New York
             (Note 3)....................................    (51,809)
                                                          ----------
             Net Expenses................................     63,669
                                                          ----------
             Net Investment Income.......................     67,856
                                                          ----------
          Realized and Unrealized Gain
           (Loss) on Investments
            Net realized gain (loss) on:
             Investments.................................   (595,632)
             Written call options........................      6,480
                                                          ----------
            Net realized loss on investments and written
             call options................................   (589,152)
                                                          ----------
            Increase (decrease) in unrealized
             appreciation/depreciation on
             investments.................................  2,209,262
                                                          ----------
            Net realized and unrealized gain on
             investments.................................  1,620,110
                                                          ----------
            Net increase in net assets resulting from
             operations.................................. $1,687,966
                                                          ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statements of Changes in Net Assets

                                                                              Six months ended
                                                                               June 30, 2003      Year ended
                                                                                (Unaudited)    December 31, 2002
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $    67,856       $   142,874
  Net realized loss on investments...........................................      (589,152)       (2,164,487)
  Increase (decrease) in unrealized appreciation/depreciation on investments.     2,209,262        (2,605,130)
                                                                                -----------       -----------
   Net increase (decrease) in net assets resulting from operations...........     1,687,966        (4,626,743)
                                                                                -----------       -----------
Dividends to Shareholders
  Dividends from net investment income.......................................       (67,404)         (141,193)
                                                                                -----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................       604,051         3,404,800
  Proceeds from shares issued on reinvestment of dividends: Institutional
   Shares....................................................................         1,881             4,496
  Value of capital stock repurchased: Institutional Shares...................      (216,391)         (822,722)
                                                                                -----------       -----------
  Net increase in net assets resulting from capital stock transactions.......       389,541         2,586,574
                                                                                -----------       -----------
   Increase (decrease) in Net Assets.........................................     2,010,103        (2,181,362)
Net Assets:
  Beginning of year..........................................................    15,332,506        17,513,868
                                                                                -----------       -----------
  End of period (includes undistributed net investment income of $1,399 at
   June 30, 2003 and $947 at December 31, 2002)..............................   $17,342,609       $15,332,506
                                                                                -----------       -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................       104,916           468,178
  Shares issued on reinvestment of dividends: Institutional Shares...........           304               723
  Shares repurchased: Institutional Shares...................................       (37,097)         (122,451)
                                                                                -----------       -----------
   Net increase..............................................................        68,123           346,450
  Shares outstanding, beginning of year......................................     2,667,988         2,321,538
                                                                                -----------       -----------
  Shares outstanding, end of period..........................................     2,736,111         2,667,988
                                                                                -----------       -----------


See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Financial Highlights

                                               Six months        Year ended       For the period
                                               ended June       December 31,     January 3, 2000*
                                                30, 2003     -----------------        through
                                               (Unaudited)     2002      2001    December 31, 2000
                                               -----------   -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period........   $  5.75     $  7.54   $ 10.03        $ 10.00
                                                 -------     -------   -------        -------
Gain (loss) from investment operations
Net investment income.........................      0.03        0.05      0.05           0.06
Net realized and unrealized gain (loss) on
  investments.................................      0.58       (1.79)    (2.50)          0.03
                                                 -------     -------   -------        -------
 Total from investment operations.............      0.61       (1.74)    (2.45)          0.09
                                                 -------     -------   -------        -------
Dividends and distributions
Dividends from net investment income..........     (0.02)      (0.05)    (0.04)         (0.05)
Distributions from capital gains..............        --          --        --          (0.01)
                                                 -------     -------   -------        -------
 Total dividends and distributions............     (0.02)      (0.05)    (0.04)         (0.06)
                                                 -------     -------   -------        -------
Net asset value at end of period..............   $  6.34     $  5.75   $  7.54          10.03
                                                 -------     -------   -------        -------
TOTAL RETURN:.................................     10.70%**   (22.85)%  (24.38)%         0.87%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...   $17,343     $15,333   $17,514        $14,920
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New
   York.......................................      0.80%***    0.80%     0.80%          0.80%***
 Expenses, prior to waiver from The Bank of
   New York...................................      1.45%***    1.71%     2.11%          1.76%***
 Net investment income, net of waiver from The
   Bank of New York...........................      0.85%***    0.84%     0.58%          0.52%***
Portfolio turnover rate.......................         9%         21%       16%             5%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)


Number of
 Shares                                 Value
---------                             ----------
          Common Stocks--97.4%
          Bank Holding Companies--11.3%
  4,400   Banknorth Group, Inc....... $  112,288
  2,600   Commercial Capital
          Bancorp*...................     39,910
  1,200   Doral Financial Corp.......     53,580
  2,850   First Sentinel Bancorp,
          Inc........................     45,515
  5,700   Greater Bay Bancorp........    116,394
  1,500   Hudson United Bancorp......     51,225
  6,806   New York Community
          Bancorp, Inc...............    197,987
  1,075   Southern Financial Bancorp,
          Inc........................     32,852
  8,200   UCBH Holdings, Inc.........    235,176
  4,400   Wilmington Trust Corp......    129,140
                                      ----------
                                       1,014,067
                                      ----------
          Chemicals--1.8%
  4,200   H.B. Fuller Co.............     92,484
  3,800   Olin Corp..................     64,980
                                      ----------
                                         157,464
                                      ----------
          Coal--1.6%
  4,200   Arch Coal, Inc.............     96,516
  1,500   Peabody Energy Corp........     50,385
                                      ----------
                                         146,901
                                      ----------
          Commercial Services--1.4%
  2,500   Alliance Data Systems
          Corp.*.....................     58,500
  5,900   Plexus Corp.*..............     68,027
                                      ----------
                                         126,527
                                      ----------
          Communications, Media and
          Entertainment--1.6%
  4,900   Scholastic Corp.*..........    145,922
                                      ----------

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Computer Services--1.4%
  2,600   Manhattan Associates,
          Inc.*....................... $   67,522
  5,400   Perot Systems Corp.,
          Class A*....................     61,344
                                       ----------
                                          128,866
                                       ----------
          Computers--Software and Peripherals--7.2%
  3,525   Activision, Inc.*...........     45,543
  4,100   Coherent, Inc.*.............     98,113
 24,300   Concurrent Computer
          Corp.*......................     70,956
  3,300   Diebold, Inc................    142,725
  2,800   ManTech International
          Corp., Class A*.............     53,704
  4,600   Manugistics Group, Inc.*....     18,906
  4,800   Photon Dynamics, Inc.*......    132,624
  5,550   SeaChange International,
          Inc.*.......................     52,947
  4,600   Skyworks Solutions, Inc.*...     31,142
                                       ----------
                                          646,660
                                       ----------
          Consumer Goods and Services--1.2%
  2,200   The Scotts Co., Class A*....    108,900
                                       ----------
          Distribution and Wholesale--0.5%
 11,100   Bell Microproducts, Inc.*...     47,397
                                       ----------
          Education--2.1%
  4,500   DeVry, Inc.*................    104,805
  2,900   ITT Educational Services,
          Inc.*.......................     84,825
                                       ----------
                                          189,630
                                       ----------
          Electronic Equipment and
          Components--7.5%
  4,200   Aeroflex, Inc.*.............     32,508
  4,300   Asyst Technologies, Inc.*...     28,767

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  4,241   Avnet, Inc.*.............. $   53,776
  7,600   Cable Design Technologies
          Corp.*....................     54,340
  4,100   Fairchild Semiconductor
          Corp.*....................     52,439
  2,900   Jabil Circuit, Inc.*......     64,090
  4,000   KEMET Corp.*..............     40,400
  2,000   Lattice Semiconductor
          Corp.*....................     16,460
  7,237   Microchip Technology,
          Inc.......................    178,247
  5,900   Semtech Corp.*............     84,016
 13,000   Vitesse Semiconductor
          Corp.*....................     63,960
                                     ----------
                                        669,003
                                     ----------
          Entertainment--1.8%
  2,600   International Speedway
          Corp......................    102,726
  8,300   Six Flags, Inc.*..........     56,274
                                     ----------
                                        159,000
                                     ----------
          Food Wholesaling--1.7%
  4,000   Performance Food Group
          Co.*......................    148,000
                                     ----------
          Forest and Paper Products--2.3%
  6,000   Boise Cascade Corp........    143,400
  1,700   Bowater, Inc..............     63,665
                                     ----------
                                        207,065
                                     ----------
          Health and Medical Facilities--4.0%
  5,200   Community Health Systems,
          Inc.*.....................    100,308
  3,400   LifePoint Hospitals, Inc.*     71,196
  1,500   Quest Diagnostics, Inc.*..     95,700

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
  2,300   Universal Health Services,
          Inc., Class B*............... $   91,126
                                        ----------
                                           358,330
                                        ----------
          Health Care Products and Services--6.0%
  4,100   AdvancePCS*..................    156,743
    500   INAMED Corp.*................     26,845
  2,400   Neurocrine Biosciences,
          Inc.*........................    119,856
  1,700   Patterson Dental Co.*........     77,146
  3,800   Renal Care Group, Inc.*......    133,798
    600   Respironics, Inc.*...........     22,512
                                        ----------
                                           536,900
                                        ----------
          Household and Personal Care
          Products--2.2%
  4,200   Church & Dwight Co.,
          Inc..........................    137,466
  2,500   Maytag Corp..................     61,050
                                        ----------
                                           198,516
                                        ----------
          Investment Management--1.9%
  1,600   Legg Mason, Inc..............    103,920
  2,500   Waddell & Reed Financial,
          Inc..........................     64,175
                                        ----------
                                           168,095
                                        ----------
          Manufacturing--4.2%
  2,500   Maverick Tube Corp.*.........     47,875
  3,700   Mettler-Toledo International,
          Inc.*........................    135,605
  3,600   Timken Co....................     63,036
  4,600   Waters Corp.*................    133,998
                                        ----------
                                           380,514
                                        ----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                 Value
---------                             ---------
          Common Stocks (Continued)
          Media--4.7%
  5,700   Entravision Communications
          Corp.*..................... $  64,695
  4,100   Hispanic Broadcasting
          Corp.*.....................   104,345
  1,500   Pulitzer, Inc..............    74,130
 10,200   Radio One, Inc., Class D*..   181,254
                                      ---------
                                        424,424
                                      ---------
          Oil and Gas--4.8%
  6,800   Airgas, Inc................   113,900
 13,200   Grey Wolf, Inc.*...........    53,328
  2,000   Newfield Exploration Co.*..    75,100
  4,420   Premcor, Inc.*.............    95,251
  2,300   Stone Energy Corp.*........    96,416
                                      ---------
                                        433,995
                                      ---------
          Oil Field Services and Equipment--3.4%
  1,500   Core Laboratories NV*......    16,200
  1,900   National-Oilwell, Inc.*....    41,800
  1,700   Patterson-UTI Energy,
          Inc.*......................    55,080
  3,000   Precision Drilling Corp.*..   113,280
  4,300   Superior Energy Services,
          Inc.*......................    40,764
  2,100   Varco International, Inc.*.    41,160
                                      ---------
                                        308,284
                                      ---------
          Pharmaceuticals--4.6%
  8,700   Alkermes, Inc.*............    93,525
  4,800   Celgene Corp.*.............   145,920
  1,700   Cephalon, Inc.*............    69,972
  4,100   NPS Pharmaceuticals,
          Inc.*......................    99,794
                                      ---------
                                        409,211
                                      ---------

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Printing and Publishing--0.7%
  1,100   Lee Enterprises, Inc....... $   41,283
    400   The McClatchy Co., Class A.     23,048
                                      ----------
                                          64,331
                                      ----------
          Records Storage--1.8%
  4,450   Iron Mountain, Inc.*.......    165,050
                                      ----------
          Retail--Apparel and Shoes--4.0%
  1,700   AnnTaylor Stores Corp.*....     49,215
  2,800   Coach, Inc.*...............    139,272
  1,400   Reebok International
          Ltd.*......................     47,082
  6,200   Too, Inc.*.................    125,550
                                      ----------
                                         361,119
                                      ----------
          Retail--Restaurants--0.5%
  1,500   Chicago Pizza & Brewery,
          Inc.*......................     15,000
    800   Panera Bread Co.,
          Class A*...................     32,000
                                      ----------
                                          47,000
                                      ----------
          Retail--Specialty Stores--7.8%
  5,000   A.C. Moore Arts & Crafts,
          Inc.*......................    100,150
  4,300   Barnes & Noble, Inc.*......     99,115
  2,850   Columbia Sportswear
          Co.*.......................    146,519
  5,400   Electronics Boutique
          Holdings Corp.*............    124,794
  3,050   Ethan Allen Interiors, Inc.    107,238
  2,400   Peet's Coffee & Tea, Inc.*.     41,904
  2,700   Williams-Sonoma, Inc.*.....     78,840
                                      ----------
                                         698,560
                                      ----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
          Transportation--3.4%
  2,000   Arkansas Best Corp....... $   47,580
  1,400   Roadway Corp.............     39,942
  1,200   SCS Transportation, Inc.*     15,156
  2,300   Swift Transportation Co.,
          Inc.*....................     42,826
  1,600   USF Corp.................     43,152
  2,766   Werner Enterprises, Inc..     58,639
  2,400   Yellow Corp.*............     55,560
                                    ----------
                                       302,855
                                    ----------
          Total Common Stocks
          (Cost $9,203,714)........  8,752,586
                                    ----------
          Warrants--0.0%
          Bank Holding Companies--0.0%
  3,600   Dime Bancorp, Inc. * (a)
          (Cost $1,030)............        540
                                    ----------
          Rights--0.0%
          Financial Services--0.0%
    500   Bank United Corp.*
          (Cost $0)................         40
                                    ----------

Number of
 Shares                                     Value
---------                                ----------
          Money Market Fund--3.0%
 270,027  ACM Institutional Reserves
          (Prime Portfolio), 0.97% (b)
          (Cost $270,027)............... $  270,027
                                         ----------
          Total Investments
          (Cost $9,474,771) (c)--
          100.4%........................  9,023,193
          Liabilities in excess of other
          assets--(0.4%)................    (35,605)
                                         ----------
          Net Assets--100.0%............ $8,987,588
                                         ----------

*  Non-income producing security.
(a)Warrant has neither a strike price nor expiration date. Warrant represents a potential distribution for a legal claim settlement.
(b)Represents annualized 7 day yield at June 30, 2003.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003, net unrealized depreciation was $451,578 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,076,258 and aggregate gross unrealized depreciation of $1,527,836.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statement of Assets and Liabilities

         June 30, 2003 (Unaudited)



           Assets:
             Investments at market value,
              (Cost $9,474,771)....................... $  9,023,193
             Receivables:
              Investments sold........................       60,042
              Capital stock sold......................       16,000
              Due from Advisor........................        5,667
              Dividends...............................        2,532
              Interest................................          459
             Other assets.............................       11,365
                                                       ------------
              Total Assets............................    9,119,258
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................       85,277
              Services provided by The Bank of New
               York and Administrator.................       20,909
             Accrued expenses and other liabilities...       25,484
                                                       ------------
              Total Liabilities.......................      131,670
                                                       ------------
           Net Assets:................................ $  8,987,588
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $      1,065
             Capital surplus..........................   11,022,840
             Undistributed net investment loss........      (14,676)
             Accumulated net realized loss on
              investments.............................   (1,570,063)
             Net unrealized depreciation on
              investments.............................     (451,578)
                                                       ------------
           Net Assets................................. $  8,987,588
                                                       ------------
           Institutional Shares
             Net assets............................... $  8,987,588
                                                       ------------
             Shares outstanding.......................    1,065,002
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       8.44
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations
               For the six months ended June 30, 2003 (Unaudited)

         Investment Income:
           Dividends (net of foreign withholding taxes of
            $34)........................................... $   22,677
           Interest........................................      2,589
                                                            ----------
            Total Income...................................     25,266
                                                            ----------
         Expenses:
           Advisory........................................     31,205
           Accounting services.............................     22,123
           Transfer agent..................................     10,019
           Administration..................................      8,321
           Directors.......................................      6,613
           Registration and filings........................      5,401
           Custodian.......................................      2,916
           Audit...........................................      2,566
           Other...........................................        152
                                                            ----------
            Total Expenses.................................     89,316
           Fees waived by The Bank of New York
            (Note 3).......................................    (49,374)
                                                            ----------
            Net Expenses...................................     39,942
                                                            ----------
            Net Investment Loss............................    (14,676)
                                                            ----------
         Realized and Unrealized Gain (Loss)
          on Investments:
           Net realized loss on:
           Investments.....................................   (135,856)
           Increase (decrease) in unrealized appreciation/
            depreciation on:
           Investments.....................................  1,141,739
                                                            ----------
           Net realized and unrealized gain on
            investments....................................  1,005,883
                                                            ----------
           Net increase in net assets resulting from
            operations..................................... $  991,207
                                                            ----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statements of Changes in Net Assets

                                                                                   Six months ended
                                                                                    June 30, 2003      Year ended
                                                                                     (Unaudited)    December 31, 2002
                                                                                   ---------------- -----------------
Operations:
  Net investment loss.............................................................    $  (14,676)      $   (40,685)
  Net realized loss on investments................................................      (135,856)         (350,375)
  Increase (decrease) in unrealized appreciation/depreciation on investments......     1,141,739        (1,839,312)
                                                                                      ----------       -----------
   Net increase (decrease) in net assets resulting from operations................       991,207        (2,230,372)
                                                                                      ----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares..........................       303,772         5,430,667
  Value of capital stock repurchased: Institutional Shares........................      (446,307)       (3,884,026)
                                                                                      ----------       -----------
  Net increase (decrease) in net assets resulting from capital stock transactions.      (142,535)        1,546,641
                                                                                      ----------       -----------
   Increase (Decrease) in Net Assets..............................................       848,672          (683,731)
Net Assets:
  Beginning of year...............................................................     8,138,916         8,822,647
                                                                                      ----------       -----------
  End of period (includes undistributed net investment loss of $14,676 at
   June 30, 2003).................................................................    $8,987,588       $ 8,138,916
                                                                                      ----------       -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares...............................................        41,218           599,917
  Shares repurchased: Institutional Shares........................................       (54,480)         (424,289)
                                                                                      ----------       -----------
     Net increase (decrease)......................................................       (13,262)          175,628
  Shares outstanding, beginning of year...........................................     1,078,264           902,636
                                                                                      ----------       -----------
  Shares outstanding, end of period...............................................     1,065,002         1,078,264
                                                                                      ----------       -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Financial Highlights

                                             Six months        Year ended      For the period
                                                ended         December 31,    January 3, 2000*
                                            June 30, 2003  ----------------        through
                                             (Unaudited)     2002      2001   December 31, 2000
                                            -------------  -------   ------   -----------------
PER SHARE DATA:
Net asset value at beginning of period.....    $ 7.55      $  9.77   $10.85        $10.00
                                               ------      -------   ------        ------
Gain (loss) from investment operations
Net investment loss........................     (0.01)       (0.04)   (0.02)        (0.01)
Net realized and unrealized gain (loss) on
  investments..............................      0.90        (2.18)   (1.06)         0.96
                                               ------      -------   ------        ------
 Total from investment operations..........      0.89        (2.22)   (1.08)         0.95
                                               ------      -------   ------        ------
Distributions
Distributions from capital gains...........        --           --       --         (0.10)
                                               ------      -------   ------        ------
Net asset value at end of period...........    $ 8.44      $  7.55   $ 9.77        $10.85
                                               ------      -------   ------        ------
TOTAL RETURN:..............................     11.79%**    (22.72)%  (9.95)%        9.53%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)    $8,988      $ 8,139   $8,823        $6,394
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................      0.96%***     0.96%    0.96%         0.96%***
 Expenses, prior to waiver from The Bank of
   New York................................      2.15%***     2.63%    3.24%         3.03%***
 Net investment loss, net of waiver from
   The Bank of New York....................     (0.35)%***   (0.46)%  (0.22)%       (0.11)%***
Portfolio turnover rate....................        15%          27%      47%           35%

*  Commencement of investment operations.
** Not annualized.
***Annualized.


See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Schedule of Investments

         June 30, 2003 (Unaudited)

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks--98.8%
          Australia--5.2%
  1,950   BHP Ltd. ADR................ $   22,601
  2,592   Boral Ltd. ADR..............     35,184
    500   Commonwealth Bank of
          Australia ADR...............     29,727
 10,800   Foster's Group Ltd. ADR.....     30,494
  1,700   Lend Lease Corp. Ltd.
          ADR.........................      9,520
 10,750   M.I.M.Holdings Ltd.
          ADR.........................     24,656
    340   National Australia Bank Ltd.
          ADR.........................     38,165
    300   Rio Tinto Ltd. ADR..........     23,508
    977   The News Corp. Ltd.
          ADR.........................     29,574
    580   Westpac Banking Corp.
          ADR.........................     31,714
  1,400   Woodside Petroleum Ltd.
          ADR.........................     11,624
                                       ----------
                                          286,767
                                       ----------
          Austria--0.2%
    500   Oest Elektrizats (Verbund)
          AG ADR*.....................      9,213
                                       ----------
          Belgium--0.8%
  1,900   Fortis ADR..................     32,727
    200   Solvay SA ADR...............     13,780
                                       ----------
                                           46,507
                                       ----------
          Denmark--0.8%
    900   Danske Bank A/S ADR.........     17,527
    700   Novo Nordisk A/S ADR........     24,269
                                       ----------
                                           41,796
                                       ----------

Number of
 Shares                         US$ Value
---------                       ---------
          Common Stocks (Continued)
          Finland--1.7%
  4,900   Nokia Corp. ADR......  $ 80,507
    900   UPM-Kymmene Oyj
          ADR..................    13,095
                                ---------
                                   93,602
                                ---------
          France--9.6%
  3,300   Alstom SA ADR*.......    11,253
    700   Aventis SA ADR.......    38,290
  2,100   Axa..................    32,580
  1,800   BNP Paribas SA ADR...    45,732
    200   Business Objects SA
          ADR*.................     4,390
  1,400   Business Objects SA*.    31,221
    900   France Telecom SA ADR    22,185
    500   Groupe Danone ADR....    13,875
    500   L'Air Liquide SA ADR.    14,825
  1,500   L'Oreal SA ADR.......    21,152
  2,160   Lafarge SA ADR.......    33,588
    300   PSA Peugeot Citroen
          ADR..................    14,535
  1,000   Sanofi-Synthelabo SA
          ADR..................    29,150
  2,310   Societe Generale ADR.    29,285
  2,003   Thomson ADR*.........    30,946
    530   TotalFinaElf SA......    80,096
    200   TotalFinaElf SA ADR*.    15,160
    800   Valeo SA ADR.........    13,872
  2,500   Vivendi Universal SA
          ADR*.................    46,100
                                ---------
                                  528,235
                                ---------
          Germany--6.6%
  4,000   Allianz AG ADR.......    33,080
    700   BASF AG ADR..........    29,834

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                US$ Value
---------                              ---------
          Common Stocks (Continued)
    600   Continental AG ADR..........  $ 12,595
  1,000   DaimlerChrysler AG ADR......    34,720
    674   Deutsche Bank AG............    43,537
  1,000   Deutsche Lufthansa AG
          ADR.........................    11,679
  2,400   Deutsche Telekom AG
          ADR.........................    36,480
  1,103   E.On AG ADR.................    56,529
    500   RWE AG ADR..................    15,101
  1,012   SAP AG ADR..................    29,571
    300   Schering AG ADR.............    14,538
    885   Siemens AG ADR*.............    43,232
                                       ---------
                                         360,896
                                       ---------
          Greece--0.2%
  3,850   National Bank of Greece
          ADR.........................    13,052
                                       ---------
          Hong Kong--1.7%
  5,000   Cheung Kong (Holdings) Ltd.
          ADR.........................    30,071
  3,000   CLP Holdings Ltd. ADR.......    13,118
  2,500   Hang Seng Bank Ltd.
          ADR.........................    26,449
  5,000   Sun Hung Kai Properties Ltd.
          ADR.........................    25,263
                                       ---------
                                          94,901
                                       ---------
          Ireland--0.8%
    800   Allied Irish Bank PLC
          ADR.........................    23,928
    200   Bank of Ireland ADR.........     9,700
    600   CRH PLC ADR.................     9,466
                                       ---------
                                          43,094
                                       ---------

Number of
 Shares                                  US$ Value
---------                                ---------
          Common Stocks (Continued)
          Italy--3.6%
  1,000   Enel SpA ADR..................  $ 31,120
    600   Eni SpA ADR*..................    45,624
    110   Mediaset SpA ADR..............     9,310
  9,200   Pirelli SpA ADR...............     9,318
  2,100   Sanpaolo IMI SpA ADR..........    39,522
    718   Telecom Italia SpA ADR........    65,080
                                         ---------
                                           199,974
                                         ---------
          Japan--19.5%
  1,700   Aeon Co. Ltd. ADR.............    38,934
    300   Ajinomoto Co., Inc. ADR.......    28,732
    600   Asahi Glass Co. Ltd. ADR......    37,226
    500   Asahi Kasei Corp. ADR.........    14,283
  1,000   Canon, Inc. ADR...............    45,650
    500   Dai Nippon Printing Co. Ltd.
          ADR...........................    10,577
      7   East Japan Railway Co.........    31,131
  2,000   Eisai Co. Ltd. ADR............    41,141
  1,000   Fuji Photo Film Co. Ltd.
          ADR...........................    28,810
    400   Hitachi Ltd. ADR..............    16,920
  1,400   Honda Motor Co. Ltd.
          ADR...........................    26,670
    600   Hoya Corp.....................    41,324
    300   Kao Corp. ADR.................    55,840
  2,750   Komatsu Ltd. ADR..............    42,140
    600   Kyocera Corp. ADR.............    34,200
  2,500   Matsushita Electric Industrial
          Co. Ltd. ADR..................    25,125
  1,200   Millea Holdings, Inc.
          ADR...........................    46,128
  1,000   Mitsubishi Corp. ADR..........    13,875

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                               US$ Value
---------                             ----------
          Common Stocks (Continued)
 12,000   Mitsubishi Tokyo Financial
          Group, Inc. ADR............ $   54,960
    300   Mitsui Sumitomo Insurance
          Co. Ltd. ADR...............     13,916
    600   Nippon Yusen Kabushiki
          Kaisha ADR.................     23,385
  1,850   Nissan Motor Co. Ltd.
          ADR........................     35,058
    100   Nitto Denko Corp. ADR......     32,729
  3,000   Nomura Holdings, Inc.
          ADR........................     38,250
  2,400   NTT DoCoMo, Inc.
          ADR........................     52,752
    300   Oji Paper Co. Ltd. ADR.....     13,117
  2,000   Olympus Optical Co. Ltd.
          ADR........................     41,391
  1,000   Pioneer Corp. ADR..........     22,770
    200   Ricoh Co. Ltd. ADR.........     16,340
    500   SMC Corp...................     42,099
  1,000   Sony Corp. ADR.............     28,000
  1,350   Toyota Motor Corp.
          ADR........................     69,929
                                      ----------
                                       1,063,402
                                      ----------
          Netherlands--5.1%
  1,700   ABN AMRO Holding
          NV.........................     32,504
  1,800   Aegon NV ADR...............     18,072
    500   Akzo Nobel NV ADR..........     13,325
  1,300   ASML Holding NV
          ADR*.......................     12,428
  1,900   ING Groep NV ADR...........     33,307
  1,500   Koninklijke (Royal) Philips
          Electronics NV ADR.........     28,665

Number of
 Shares                                US$ Value
---------                              ---------
          Common Stocks (Continued)
  2,100   Royal Dutch Petroleum Co.
          ADR.........................  $ 97,902
    600   TPG NV ADR*.................    10,164
    600   Unilever NV ADR.............    32,400
                                       ---------
                                         278,767
                                       ---------
          Norway--0.3%
    600   Orkla ASA ADR...............    10,390
  1,800   Tomra Systems ASA ADR.......     7,730
                                       ---------
                                          18,120
                                       ---------
          Portugal--0.3%
    880   Electricidade de Portugal SA
          ADR.........................    19,078
                                       ---------
          Singapore--0.6%
  4,000   Neptune Orient Lines Ltd.
          ADR*........................    13,447
  1,500   United Overseas Bank Ltd.
          ADR.........................    21,124
                                       ---------
                                          34,571
                                       ---------
          Spain--3.6%
  3,800   Banco Bilbao Vizcaya
          Argentaria SA ADR...........    39,862
  5,000   Banco Santander Central
          Hispano SA ADR..............    44,100
  2,400   Endesa SA ADR...............    39,120
  1,000   Repsol YPF SA ADR...........    16,170
  1,628   Telefonica SA ADR*..........    56,269
                                       ---------
                                         195,521
                                       ---------
          Sweden--1.8%
    400   AB SKF ADR..................    11,676
    500   Atlas Copco AB ADR..........    12,648
    300   Electrolux AB ADR...........    11,922

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2003 (Unaudited)

Number of
 Shares                                US$ Value
---------                              ---------
          Common Stocks (Continued)
    600   Sandvik AB ADR..............  $ 15,703
    300   Svenska Cellulosa AB (SCA)
          ADR.........................    10,250
    170   Swedish Match AB ADR........    13,029
  1,000   Volvo AB ADR................    22,090
                                       ---------
                                          97,318
                                       ---------
          Switzerland--8.8%
  1,300   Credit Suisse Group ADR.....    34,216
  4,000   Nestle SA ADR...............   206,343
  2,480   Novartis AG ADR.............    98,729
    800   Roche Holding AG-
          Genusshein ADR..............    62,752
    446   Swiss Reinsurance Co.
          ADR.........................    24,711
    900   Swisscom AG ADR.............    25,506
    300   UBS AG ADR..................    16,620
      9   UBS AG-Registered...........       501
  1,000   Zurich Financial Services AG
          ADR.........................    11,923
                                       ---------
                                         481,301
                                       ---------
          United Kingdom--27.6%
  1,800   AstraZeneca PLC.............    72,177
  2,500   BAA PLC ADR.................    20,235
  2,300   BAE SYSTEMS PLC
          ADR.........................    21,633
  1,900   Barclays PLC ADR............    56,848
    820   BG Group PLC ADR............    18,565
 19,900   BP PLC......................   138,000
    100   BP PLC ADR..................     4,202
    950   British American Tobacco
          PLC ADR.....................    21,546
    350   British Sky Broadcasting
          Group PLC ADR...............    15,785

Number of
 Shares                              US$ Value
---------                            ---------
          Common Stocks (Continued)
  1,010   BT Group PLC ADR..........  $ 33,997
  3,000   Cadbury Schweppes PLC.....    17,722
    880   Centrica PLC ADR..........    25,521
    850   Diageo PLC ADR............    37,196
  3,400   GlaxoSmithKline PLC
          ADR.......................   137,836
  1,500   HBOS PLC ADR..............    58,254
  3,040   HSBC Holdings PLC
          ADR.......................   179,695
  5,500   Kingfisher PLC ADR........    50,325
  3,520   Legal & General Group PLC
          ADR.......................    24,396
  1,625   Lloyds TSB Group PLC
          ADR.......................    47,141
    720   National Grid Transco PLC
          ADR.......................    24,559
  2,100   Prudential Corp. PLC
          ADR.......................    25,641
  5,400   Reed Elsevier PLC.........    45,021
    680   Rentokil Initial PLC ADR..    10,618
    350   Rio Tinto PLC ADR.........    26,792
    100   Scottish & Southern Energy
          PLC ADR*..................    10,297
    875   Scottish Power PLC ADR....    21,271
  1,900   Shell Transport & Trading
          Co. ADR...................    75,715
  1,440   Telefonaktiebolaget LM
          Ericsson ADR*.............    15,307
  3,866   Tesco PLC ADR.............    41,961
    800   Unilever PLC ADR..........    25,680

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2003 (Unaudited)


Number of
 Shares                               US$ Value
---------                             ----------
          Common Stocks (Continued)
 10,500   Vodafone Group PLC
          ADR........................ $  206,324
                                      ----------
                                       1,510,260
                                      ----------
          Total Common Stocks
          (Cost $5,363,747)..........  5,416,375
                                      ----------
          Money Market Fund--0.2%
 11,559   ACM Institutional Reserves
          (Prime Portfolio), 0.97%(a)
          (Cost $11,559).............     11,559
                                      ----------
          Total Investments
          (Cost $5,375,306)(b)--99.0%  5,427,934
          Other assets less
          liabilities--1.0%..........     55,030
                                      ----------
          Net Assets--100.0%......... $5,482,964
                                      ----------

ADR American Depositary Receipt.
*   Non-income producing security.
(a) Represents annualized 7 day yield at June 30, 2003.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2003 net unrealized appreciation was $52,628 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $356,906 and aggregate gross unrealized depreciation of $304,278.

         BNY Hamilton International Equity CRT Fund

         Industry Diversification

         June 30, 2003 (Unaudited)

                                                               % of
                                                              Total
                                                 US$ Value  Net Assets
                                                 ---------- ----------
         Aerospace and Defense.................. $   21,633     0.4%
         Airlines...............................     11,679     0.2
         Airport Development and Maintenance....     20,235     0.4
         Automotive.............................    216,874     4.0
         Banking and Finance....................    966,890    17.5
         Beverages--Food and Tobacco............    379,327     6.9
         Building and Building Products.........    115,464     2.1
         Business Equipment and Services........     61,990     1.1
         Chemicals..............................     74,117     1.4
         Communications, Media and Entertainment    131,715     2.4
         Computers--Software and Peripherals....     90,688     1.7
         Consumer Goods and Services............     44,322     0.8
         Diversified Operations.................     10,618     0.2
         Electronic Equipment and Components....    279,633     5.1
         Export Trading.........................     13,875     0.3
         Financial Services.....................     38,250     0.7
         Household and Personal Care Products...    102,672     1.9
         Insurance..............................    263,754     4.8
         Machinery and Engineering..............    123,843     2.3
         Manufacturing..........................     76,821     1.4
         Mining.................................     74,956     1.4
         Oil and Gas............................    595,839    10.8
         Paper and Forest Products..............     36,462     0.7
         Pharmaceuticals........................    518,882     9.5
         Printing and Publishing................     55,598     1.0
         Real Estate Development................     64,854     1.2
         Retail--Department Stores..............     38,934     0.7
         Retail--Food Stores....................     41,961     0.8
         Retail--Specialty Stores...............     50,325     0.9
         Telecommunications.....................    568,901    10.3
         Transportation.........................     78,127     1.4
         Utilities--Gas and Electric............    239,406     4.4
         Waste Management.......................      7,730     0.1
         Money market fund......................     11,559     0.2
                                                 ----------   -----
         Total value of investments.............  5,427,934    99.0
         Other assets less liabilities..........     55,030     1.0
                                                 ----------   -----
         Net Assets............................. $5,482,964   100.0%
                                                 ----------   -----

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statement of Assets and Liabilities
         June 30, 2003 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $5,375,306)....................... $  5,427,934
             Cash.....................................       20,849
             Foreign currency, at value,
              (cost $19,233)..........................       20,114
             Receivables:
              Dividends...............................       23,876
              Due from Advisor........................       13,420
              Interest................................           84
             Other assets.............................       10,873
                                                       ------------
              Total Assets............................    5,517,150
                                                       ------------
           Liabilities:
             Payables:
              Services provided by The Bank of
               New York and Administrator.............       15,764
              Investments purchased...................       11,559
             Accrued expenses and other liabilities...        6,863
                                                       ------------
              Total Liabilities.......................       34,186
                                                       ------------
           Net Assets:................................ $  5,482,964
                                                       ------------
           Sources Of Net Assets:
             Capital stock @ par...................... $        977
             Capital surplus..........................    8,998,699
             Undistributed net investment income......       54,205
             Accumulated net realized loss............   (3,625,705)
             Net unrealized appreciation on
              investments and foreign currency
              denominated assets and liabilities......       54,788
                                                       ------------
           Net Assets................................. $  5,482,964
                                                       ------------
           Institutional Shares:
             Net assets............................... $  5,482,964
                                                       ------------
             Shares outstanding.......................      976,939
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       5.61
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

                          Statement of Operations
              For the six months ended June 30, 2003 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $11,590)................................. $    91,141
            Interest.....................................         363
                                                          -----------
             Total Income................................      91,504
                                                          -----------
          Expenses:
            Accounting services..........................      31,301
            Advisory.....................................      24,165
            Transfer agent...............................       9,632
            Directors....................................       6,613
            Administration...............................       6,024
            Registration and filings.....................       5,953
            Custodian....................................       4,820
            Audit........................................       2,537
            Other........................................       6,076
                                                          -----------
             Total Expenses..............................      97,121
            Fees waived by The Bank of New York
             (Note 3)....................................     (60,377)
                                                          -----------
             Net Expenses................................      36,744
                                                          -----------
             Net Investment Income.......................      54,760
                                                          -----------

          Realized and Unrealized Gain
           (Loss) on Investments:
            Net realized gain (loss) on:
             Investments.................................  (1,472,674)
             Foreign currency transactions...............      15,831
                                                          -----------
            Net realized loss on investments and foreign
             currency transactions.......................  (1,456,843)
                                                          -----------
            Increase (decrease) in unrealized
             appreciation/depreciation on:
             Investments.................................   1,865,967
             Foreign currency denominated assets and
              liabilities................................         715
                                                          -----------
            Increase in unrealized appreciation on
             investments and foreign currency
             denominated assets and liabilities..........   1,866,682
                                                          -----------
            Net realized and unrealized gain on
             investments and foreign currency
             transactions................................     409,839
                                                          -----------
            Net increase in net assets resulting from
             operations.................................. $   464,599
                                                          -----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statements of Changes in Net Assets

                                                                              Six months ended
                                                                               June 30, 2003      Year ended
                                                                                (Unaudited)    December 31, 2002
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $    54,760       $    46,554
  Net realized loss on investments and foreign currency transactions.........    (1,456,843)         (968,012)
  Increase (decrease) in unrealized appreciation/depreciation on investments
   and foreign currency denominated assets and liabilities...................     1,866,682          (398,814)
                                                                                -----------       -----------
   Net increase (decrease) in net assets resulting from operations...........       464,599        (1,320,272)
                                                                                -----------       -----------
Dividends to Shareholders:
  Dividends from net investment income:
   Institutional Shares......................................................            --           (41,752)
                                                                                -----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold:
   Institutional Shares......................................................        25,997         1,491,905
  Proceeds from shares issued on reinvestment of dividends
   Institutional Shares......................................................            --             1,844
  Value of capital stock repurchased:
   Institutional Shares......................................................    (1,683,084)         (642,362)
                                                                                -----------       -----------
   Net increase (decrease) in net assets resulting from capital stock
    transactions.............................................................    (1,657,087)          851,387
                                                                                -----------       -----------
     Decrease in Net Assets..................................................    (1,192,488)         (510,637)
Net Assets:
  Beginning of year..........................................................     6,675,452         7,186,089
                                                                                -----------       -----------
  End of period (includes undistributed net investment income of $54,205 at
   June 30, 2003 and includes undistributed net investment loss of $555 at
   December 31, 2002)........................................................   $ 5,482,964       $ 6,675,452
                                                                                -----------       -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................         5,119           255,260
  Shares issued on reinvestment of dividends Institutional Shares............            --               363
  Shares repurchased: Institutional Shares...................................      (325,502)         (114,213)
                                                                                -----------       -----------
   Net increase (decrease)...................................................      (320,383)          141,410
  Shares outstanding, beginning of year......................................     1,297,322         1,155,912
                                                                                -----------       -----------
  Shares outstanding, end of period..........................................       976,939         1,297,322
                                                                                -----------       -----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Financial Highlights

                                                                Year ended       For the period
                                           Six months ended    December 31,     January 3, 2000*
                                            June 30, 2003   -----------------        through
                                             (Unaudited)      2002      2001    December 31, 2000
                                           ---------------- -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period....      $ 5.15      $  6.22   $  8.22        $ 10.00
                                                ------      -------   -------        -------
Gain (loss) from investment operations
Net investment income.....................        0.05         0.04      0.02             --
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions............................        0.41        (1.08)    (2.00)         (1.78)
                                                ------      -------   -------        -------
 Total from investment operations.........        0.46        (1.04)    (1.98)         (1.78)
                                                ------      -------   -------        -------
Dividends
Dividends from net investment income......          --        (0.03)    (0.02)            --
                                                ------      -------   -------        -------
Net asset value at end of period..........      $ 5.61      $  5.15   $  6.22        $  8.22
                                                ------      -------   -------        -------
TOTAL RETURN:.............................        8.93% **   (16.68)%  (24.04)%       (17.80)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)................................      $5,483      $ 6,675   $ 7,186        $ 5,263
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        1.22%***     1.22%     1.22%          1.22%***
 Expenses, prior to waiver from The
   Bank of New York.......................        3.22%***     3.66%     4.38%          4.55%***
 Net investment income, net of waiver
   from The Bank of New York..............        1.82%***     0.63%     0.29%          0.03%***
Portfolio turnover rate...................          87%          37%       48%            10%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. Organization

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of twenty separate series. The series presented in these financial statements are the BNY Hamilton Equity CRT Funds (the ''Funds''), which consists of three series: BNY Hamilton Large Cap Growth CRT Fund (''Large Cap Growth CRT Fund''), BNY Hamilton Small Cap Growth CRT Fund (''Small Cap Growth CRT Fund''), and BNY Hamilton International Equity CRT Fund (''International Equity CRT Fund'').

2. Significant Accounting Policies

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  Each Fund pays dividends and capital gains distributions, if any, at least annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income is accrued daily. Discounts on securities purchased for all Funds are accreted, and premiums on securities purchased are amortized.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment advisor (the ''Advisor''). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                           % of Average
                                         Daily Net Assets
                                         ----------------
Large Cap Growth CRT Fund...............       .60%
Small Cap Growth CRT Fund...............       .75%
International Equity CRT Fund...........       .75%

  Effective March 31, 2003, Credit Agricole Asset Management (formerly known as IndoCam International Investment Services) resigned as sub-advisor of the International Equity CRT Fund. On March 31, 2003, the Advisor assumed full responsibility for managing the assets of the Fund. As a result of this change, the International Equity CRT Fund will pay advisory fees of .75% of average daily net assets to the Advisor. Under the previous arrangement, the International Equity CRT Fund paid an advisory fee of .425% of average daily net assets to the Advisor, and a sub-advisory fee of .425% of average daily net assets to Credit Agricole Asset Management.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the ''Administrator'') and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                           % of Average
                                         Daily Net Assets
                                         ----------------
Large Cap Growth CRT Fund...............       .20%
Small Cap Growth CRT Fund...............       .20%
International Equity CRT Fund...........       .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian (''Custodian''). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2003 is shown on its respective Statement of Operations under the caption ''Earnings Credit Adjustment.'' For the six months ended June 30, 2003, none of the Funds earned any such monies.

  Since inception, The Bank of New York voluntarily agreed to assume/waive expenses for the Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

Large Cap Growth CRT Fund...............  .80%
Small Cap Growth CRT Fund...............  .96%
International Equity CRT Fund........... 1.22%

  Management reserves the right to implement or discontinue expense limitations at any time.

4. Portfolio Securities

  For the six months ended June 30, 2003, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                           Large Cap Growth
                                               CRT Fund
                                         ---------------------
                                         Purchases    Sales
                                         ---------- ----------
US Gov't Securities..................... $       -- $       --
All Others..............................  2,262,562  1,407,301

                                           Small Cap Growth
                                               CRT Fund
                                         ---------------------
                                         Purchases    Sales
                                         ---------- ----------
US Gov't Securities..................... $       -- $       --
All Others..............................  1,354,992  1,241,388

                                         International Equity
                                               CRT Fund
                                         ---------------------
                                         Purchases    Sales
                                         ---------- ----------
US Gov't Securities..................... $       -- $       --
All Others..............................  5,044,231  6,329,923

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2002 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                         Capital Loss
                                         Carryforward Expiration
                                         ------------ ----------
Large Cap Growth CRT Fund...............  $1,559,162     2009
                                           3,363,090     2010
Small Cap Growth CRT Fund...............   1,083,832     2009
                                             350,375     2010
International Equity CRT Fund...........     112,955     2008
                                             864,752     2009
                                           1,016,919     2010

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Funds indicated incurred and will elect to defer net capital losses noted during 2002. The Large Cap Growth CRT Fund will defer post-October losses in the amount of $31,072. The International Equity CRT Fund will defer post-October capital and currency losses in the amounts of $86,369 and $555, respectively.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2002 were as follows:

                                            Distributions Paid From:
                                            ------------------------
                                                     Net
                                                    Long       Total
                                                    Term      Taxable
                                         Ordinary  Capital Distributions
                                          Income    Gains      Paid
                                         --------  ------- -------------
Large Cap Growth CRT Fund............... $141,193    --      $141,193
Small Cap Growth CRT Fund...............       --    --            --
International Equity CRT Fund...........   41,752*   --        41,752

 *Amount is net of Foreign Taxes Credit of $17,651.

  As of December 31, 2002 the components of accumulated deficit on a tax basis were as follows:

                                     Undistributed
                                    ordinary income/ Accumulated    Unrealized         Total
                                      accumulated    capital and  appreciation/     accumulated
                                        earnings     other losses (depreciation)      deficit
                                    ---------------- ------------ --------------   ------------
Large Cap Growth CRT Fund..........       $947        (4,953,324)   (5,261,506)/1/ $(10,213,883)
Small Cap Growth CRT Fund..........         --        (1,434,207)   (1,593,317)      (3,027,524)
International Equity CRT Fund......         --        (2,081,550)   (1,899,761)/2/   (3,981,311)

1 The differences between book-basis and tax-basis unrealized (depreciation) is attributable to the tax deferral of losses on wash sales and return of capital adjustments from real estate investment trusts.

2 The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.

6. Written Option Activity

  Transactions in written options for the six months ended June 30, 2003 were as follows:

Large Cap Growth CRT Fund

                                                       Number of Premiums
                                                       Contracts Received
                                                       --------- --------
      Options outstanding at December 31, 2002........     --         --
      Options written.................................     40    $ 6,480
      Options expired.................................    (40)    (6,480)
                                                          ---    -------
      Options outstanding at June 30, 2003............     --    $    --
                                                          ===    =======

7. Reclassification Of Capital Accounts

  At December 31, 2002, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

Directors and Officers (Unaudited)

The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                             Principal Occupations
    Director         Position                During Past Five Years
    --------         --------                ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 68          Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, President and Chief Executive Officer,
                                  Industrial Petro-Chemicals, Inc., 1981 to
                                  Present.

James E. Quinn... Director        President, Tiffany & Co., January 2003 to
  Age 51                          Present; Member, Board of Directors, Tiffany
                                  & Co., January 1995 to Present; Vice
                                  Chairman, Tiffany & Co., 1999 to Present;
                                  Executive Vice President, Tiffany & Co.,
                                  March 1992 to 1999.

                                                      Principal Occupations
      Director              Position                  During Past Five Years
      --------              --------                  ----------------------
Karen Osar............ Director            Senior Vice President and Chief Financial
  Age 53                                   Officer, Westvaco Corp., 1999 to May 2003;
                                           Vice President & Treasurer, Tenneco Inc.,
                                           January 1994 to 1999; Managing Director of
                                           Corporate Finance Group, J.P. Morgan & Co.,
                                           Inc.; held various other positions at J.P.
                                           Morgan & Co., Inc. from 1975-1994.

Kim Kelly............. Director            Executive Vice President and Chief Financial
  Age 46                                   Officer, Insight Communication since 1990 to
                                           Present; Chief Operating Officer, Insight
                                           Communications, January 1998 to Present;
                                           Marine Midland Bank from 1982 to 1990.
                                           Senior Vice President with primary
                                           responsibility for media lending activities,
                                           Marine Midland Bank 1988. Held various
                                           other positions at Marine Midland Bank from
                                           1982 to 1988. Member of the National Cable
                                           Televisions Association Subcommittee for
                                           Telecommunications Policy and national Cable
                                           Television Association Subcommittee for
                                           Accounting.

John R. Alchin........ Director            Executive Vice President and Treasurer,
  Age 54                                   Comcast Corporation, 1990 to present.
                                           Managing Director of Toronto Dominion
                                           Bank prior to 1990.

Newton P.S. Merrill... Director            Senior Executive Vice President, The Bank of
  Age 63                                   New York, 1994 to May 2003; Executive Vice
                                           President and Group Executive, Bank of
                                           Boston, 1991-1994.

Kevin Bannon ......... Principal Executive Executive Vice President, The Bank of New
  Age 51               Officer             York, 1993 to Present.

                                                         Principal Occupations
       Director              Position                    During Past Five Years
       --------              --------                    ----------------------

William J. Tomko....... Vice President      President, BISYS Fund Services, Inc., 1999 to
  Age 44                                    Present.

Michael A. Grunewald... Vice President      Manager, Client Services, BISYS Fund Serv-
  Age 32                                    ices, Inc., 1993 to Present.

Richard Baxt........... Vice President      Senior Vice President, Client Services, BISYS
  Age 49                                    Fund Services, Inc., 1997 to Present; General
                                            Manager of Investment and Insurance, First
                                            Fidelity Bank; President, First Fidelity Brokers;
                                            President, Citicorp Investment Services.

George E. Roeck........ Treasurer and       Vice President, Director of Administration and
  Age 44                Principal           Tax Services, Accounting and Administrative
                        Accounting Officer  Services, The Bank of New York, 2003 to
                                            Present; Chief Financial Officer for Greenbridge
                                            Group, 2001 to 2002; Chief Financial Officer
                                            for GSCP, Inc., 1998 to 2001.

Lisa M. Hurley......... Secretary           Executive Vice President, Legal Services, BISYS
  Age 47                                    Fund Services, Inc., 1995-Present; Attorney,
                                            private practice, 1990 to 1995.

Alaina V. Metz......... Assistant Secretary Chief Administrator, Administration Services
  Age 34                                    of BISYS Fund Services, Inc., June 1995 to
                                            Present; Supervisor of Mutual Fund Legal
                                            Department, Alliance Capital Management,
                                            May 1989 to June 1995.

Kim R. Grundfast....... Assistant Secretary Assistant Counsel, Legal Services of BISYS
  Age 31                                    Fund Services, Inc., 2002 to Present; Attor-
                                            ney, private practice, 2000 to 2002; Senior
                                            Judicial Law Clerk, Massachusetts Superior
                                            Court, 1998 to 2000.

The Funds' Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator And Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for CRT Shares of BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund, and BNY Hamilton International Equity CRT Fund.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] Hamilton Funds


                        ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016



                                                                   SAR-CRT 6/03

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5: Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved]

Item 9. Controls and Procedures.

a) Based on their evaluation on August 20th, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY Hamilton Funds, Inc. ("Funds") believe that there were no significant deficiencies in the design or operation of the internal controls of the Funds or The Bank of New York ("BNY"), the investment adviser and sub-administrator of the Funds, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as administrator and distributor for the Funds, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Funds, or BNY or Bisys on behalf of the Funds, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Funds have identified no material weaknesses in such internal controls on behalf of the Funds. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Funds who have a significant role in the Funds' internal controls, including disclosure controls and procedures

     (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of BNY or the officers of the Funds, including its President and Treasurer.

b) There were no significant changes in the Funds and BNY's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Funds or in other factors with respect to the Funds that could have significantly affected the Funds' or BNY's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Funds or BNY during such period.

Item 10. Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      BNY Hamilton Funds
             --------------------------------------------------------------
By (Signature and Title)         /s/ Kevin J. Bannon
                         --------------------------------------------------
                                     Kevin J. Bannon, President

Date_______________________________________________________________________



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)         /s/ Kevin J. Bannon
                         --------------------------------------------------
                                     Kevin J. Bannon, President

Date_______________________________________________________________________

By (Signature and Title)         /s/ George Roeck
                         --------------------------------------------------
                                     George Roeck, Treasurer

Date_______________________________________________________________________